       As filed with the Securities and Exchange Commission on October 30, 1996
                                                       Registration No. 33-97598
                                                                        811-9102
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                             ----------------------------

                                      FORM N-1A
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/
                            POST-EFFECTIVE AMENDMENT NO. 1                /X/
                                         AND
                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940                /X/
                                   AMENDMENT NO. 4                        /X/
                           (CHECK APPROPRIATE BOX OR BOXES)

                                 FOREIGN FUND, INC.*
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             C/O PFPC INC.                                             19809
          400 BELLEVUE PARKWAY                                       (Zip Code)
          WILMINGTON, DELAWARE
(Address of Principal Executive Offices)

          Registrant's Telephone Number, including Area Code: (302) 791-3239

                                     NATHAN MOST
                                      PRESIDENT
                                 FOREIGN FUND, INC.
                                    C/O PFPC INC.
                                 400 BELLEVUE PARKWAY
                              WILMINGTON, DELAWARE 19809
                       (Name and Address of Agent for Service)

                                      COPIES TO:

                               DONALD R. CRAWSHAW, ESQ.
                                 SULLIVAN & CROMWELL
                                   125 BROAD STREET
                               NEW YORK, NEW YORK 10004

It is proposed that this filing will become effective (check appropriate box)

    / /  immediately upon filing pursuant to paragraph (b)
    / /  on (date) pursuant to paragraph (b)
    / / 60 days after filing pursuant to paragraph (a)(1) /X/ on January 2, 1997 pursuant to paragraph (a)(1)
    / /  75 days after filing pursuant to paragraph (a)(2)
    / /  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           -------------------------------


THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE RULE 24f-2 NOTICE AND OPINION FOR THE REGISTRANT'S FISCAL YEAR ENDED AUGUST 31, 1996 WAS FILED ON OCTOBER 25, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
* Prior to the effectiveness of this post-effective amendment, the Registrant expects to change its name to "WEBS Index Fund, Inc."
Accordingly, most references to Registrant herein have been changed to reflect the expected new name.

                                CROSS REFERENCE SHEET
                              (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                 LOCATION
PART A
Item 1.  Cover Page. . . . . . . . . . . .    Cover Page
Item 2.  Synopsis. . . . . . . . . . . . .    Summary Expenses
Item 3.  Condensed Financial Information .    Financial Highlights
Item 4.  General Description of
         Registrant. . . . . . . . . . . .    Cover Page; WEBS Index Fund, Inc.
                                              and its Investment Objective;
                                              Investment Policies; General
                                              Information
Item 5.  Management of the Fund. . . . . .    Summary Expenses; Management of
                                              the Fund
Item 6.  Management's Discussion of
         Fund Performance. . . . . . . . .    Not Applicable
Item 7.  Purchase of Securities Being
         Offered . . . . . . . . . . . . .    Management of the Fund; Exchange
                                              Listing and Trading of WEBS;
                                              Purchase and Issuance of WEBS in
                                              Creation Units
Item 8.  Redemption or Repurchase. . . . .    Redemption of WEBS in Creation
                                              Units
Item 9.  Pending Legal Proceedings . . . .    Not Applicable
Item 10. Cover Page. . . . . . . . . . . .    Cover Page
Item 11. Table of Contents . . . . . . . .    Table of Contents
Item 12. General Information and
         History . . . . . . . . . . . . .    General Description of the Fund
Item 13. Investment Objectives and
         Policies. . . . . . . . . . . . .    Investment Policies and
                                              Restrictions; Brokerage
                                              Transactions
Item 14. Management of the Fund. . . . . .    Management of the Fund;
                                              Investment Advisory, Management,
                                              Administrative and Distribution
                                              Services
Item 15. Control Persons and Principal
         Holders of Securities . . . . . .    Management of the Fund;
                                              Investment Advisory, Management,
                                              Administrative and Distribution
                                              Services
Item 16. Investment Advisory and
         Other Services. . . . . . . . . .    Management of the Fund;
                                              Investment Advisory, Management,
                                              Administrative and Distribution
                                              Services; Counsel and Independent
                                              Auditors
Item 17. Brokerage Allocation. . . . . . .    Brokerage Transactions
Item 18. Capital Stock and Other
         Securities. . . . . . . . . . . .    Capital Stock and Shareholder
                                              Reports; Taxes
Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered . . . . . . . . . .    Purchase and Issuance of WEBS in
                                              Creation Units; Redemption of
                                              WEBS in Creation Units;
                                              Determining Net Asset Value

Item 20. Tax Status. . . . . . . . . . . .    Dividends and Distributions;
                                              Taxes
Item 21. Underwriters. . . . . . . . . . .    Investment Advisory, Management,
                                              Administrative and Distribution
                                              Services; Purchase and Issuance
                                              of WEBS in Creation Units
Item 22. Calculations of Performance
         Data. . . . . . . . . . . . . . .    Not Applicable
Item 23. Financial Statements. . . . . . .    Financial Statements

PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C of this Registration Statement.

                                                                      [LOGO]
                       WORLD EQUITY BENCHMARK SHARES-SM-
                             WEBS INDEX FUND, INC.

    WEBS Index Fund, Inc. (the "Fund") is an "index" fund consisting of separate series (each, a "WEBS Index Series"), each of which invests primarily in common stocks in an effort to track the performance of a specified foreign equity market index. The initial seventeen WEBS Index Series offered by this Prospectus are the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

    The investment objective of each of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). THE MSCI INDICES (AS DEFINED HEREIN) UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF NET DIVIDENDS (EXCEPT FOR THE MSCI MEXICO (FREE) INDEX UTILIZED BY THE MEXICO (FREE) WEBS INDEX SERIES, WHICH REFLECTS THE REINVESTMENT OF GROSS DIVIDENDS).

    The shares of common stock of each are sometimes referred to as "World Equity Benchmark Shares-SM-" or "WEBS-SM-". The WEBS are listed for trading on the American Stock Exchange, Inc. (the "AMEX"). The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value. There can be no assurance that an active trading market will develop or be maintained for the WEBS. See "Investment Considerations and Risks" for a discussion of certain investment considerations and risks that should be considered by potential investors.

    The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND.

    The Fund is managed and advised by Barclays Global Fund Advisors (the "Adviser"). PFPC Inc. (the "Administrator") provides certain administrative services to each WEBS Index Series of the Fund. Funds Distributor, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund's shares. The Distributor does not maintain a secondary market in WEBS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
       INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
                                    AGENCY.

    This Prospectus sets forth the information about the Fund that an investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated January 2, 1997, provides further discussion of certain topics referred to in this Prospectus and other matters which may be of interest to investors. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to the Fund or the Distributor. The Fund's and each WEBS Index Series' address is WEBS Index Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                  DISTRIBUTOR:
                            FUNDS DISTRIBUTOR, INC.
                   INVESTOR INFORMATION: 1-800-810-WEBS(9327)
                        PROSPECTUS DATED JANUARY 2, 1997

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SHARES IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.
                            ------------------------

    DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.
                            ------------------------

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Prospectus Summary.........................................................................................           3
Summary of Fund Expenses...................................................................................           6
Financial Highlights.......................................................................................          13
The Fund and its WEBS Index Series.........................................................................          15
  WEBS Index Fund, Inc. and its Investment Objective.......................................................          15
  World Equity Benchmark Shares: "WEBS"....................................................................          16
  Who Should Invest?.......................................................................................          16
  Investment Policies......................................................................................          16
  Implementation of Policies...............................................................................          18
  Investment Limitations...................................................................................          20
  The Benchmark MSCI Indices Utilized by the WEBS Index Series.............................................          21
  Management of the Fund...................................................................................          29
  Exchange Listing and Trading of WEBS.....................................................................          31
  Investment Considerations and Risks......................................................................          32
  Determination of Net Asset Value.........................................................................          34
  Creation Units...........................................................................................          35
  Purchase and Issuance of WEBS in Creation Units..........................................................          36
  Redemption of WEBS in Creation Units.....................................................................          36
  Dividends and Capital Gains Distributions................................................................          37
  Tax Matters..............................................................................................          37
  Book-Entry Only System...................................................................................          39
  Performance..............................................................................................          40
  General Information......................................................................................          40
  Available Information....................................................................................          41

                            ------------------------

    "World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley Group Inc. used under license by the Fund. "MSCI" and "MSCI Indices" are service marks of Morgan Stanley & Co. Incorporated used under license by the Fund.

                               PROSPECTUS SUMMARY

The Fund and its WEBS Index
 Series...........................  WEBS Index Fund, Inc. (the "Fund") is an "index" fund consisting of separate series (each, a "WEBS Index
                                    Series"), the Australia WEBS Index Series, the Austria
                                    WEBS Index Series, the Belgium WEBS Index Series, the
                                    Canada WEBS Index Series, the France WEBS Index Series,
                                    the Germany WEBS Index Series, the Hong Kong WEBS Index
                                    Series, the Italy WEBS Index Series, the Japan WEBS
                                    Index Series, the Malaysia WEBS Index Series, the Mexico
                                    (Free) WEBS Index Series, the Netherlands WEBS Index
                                    Series, the Singapore (Free) WEBS Index Series, the
                                    Spain WEBS Index Series, the Sweden WEBS Index Series,
                                    the Switzerland WEBS Index Series and the United Kingdom
                                    WEBS Index Series.
Investment Objective of the WEBS
 Index Series.....................  The investment objective of each of the WEBS Index
                                    Series is to seek to provide investment results that
                                    correspond generally to the price and yield performance
                                    of publicly traded securities in the aggregate in
                                    particular markets, as represented by a particular
                                    foreign equity securities index compiled by Morgan
                                    Stanley Capital International ("MSCI"). Such indices are
                                    referred to herein as "MSCI Indices". THE MSCI INDICES
                                    UTILIZED BY THE FUND REFLECT THE REINVESTMENT OF NET
                                    DIVIDENDS (EXCEPT FOR THE MSCI MEXICO (FREE) INDEX
                                    UTILIZED BY THE MEXICO (FREE) WEBS INDEX SERIES, WHICH
                                    REFLECTS THE REINVESTMENT OF GROSS DIVIDENDS).
WEBS..............................  The shares issued in respect of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or
                                    "WEBS". WEBS of a WEBS Index Series are issued by the
                                    Fund only in large aggregations of WEBS called "Creation
                                    Units" on a continuous basis through the Distributor at
                                    their net asset value next determined after receipt of
                                    an order. WEBS are not offered by the Fund in less than
                                    Creation Unit aggregations, but shares of WEBS may be
                                    bought or sold in the secondary market. EXCEPT WHEN
                                    AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE
                                    SECURITIES OF THE FUND.
Exchange Listing and Trading of
 WEBS.............................  The WEBS have been listed for secondary market trading on the American Stock Exchange. A "round lot" of WEBS is
                                    100 shares. There can be no assurance of this price
                                    range or that an active trading market will develop or
                                    be maintained for WEBS of a particular WEBS Index
                                    Series.

Who Should Invest?................  WEBS are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio
                                    of equity securities of companies located in the country
                                    of the subject MSCI Index. Unlike equity mutual funds
                                    that seek to "beat" market averages with unpredictable
                                    results, the WEBS Index Series seek to provide
                                    investment results that correspond generally to the
                                    price and yield performance of their respective
                                    benchmark indices. See "Investment Considerations and
                                    Risks" for a discussion of certain investment
                                    considerations and risks that should be considered by
                                    potential investors.
Fund Management...................  ADVISER.  Barclays Global Fund Advisors is the Adviser
                                    to the Fund and, subject to the supervision of the Board
                                    of Directors of the Fund, is responsible for the
                                    investment management of each WEBS Index Series.
                                    ADMINISTRATOR.  PFPC Inc. is the Administrator of the
                                    Fund, and performs certain clerical, fund accounting,
                                    recordkeeping and bookkeeping services in such capacity.
                                    DISTRIBUTOR.  Funds Distributor, Inc. is the Distributor
                                    of WEBS in Creation Unit aggregations.
                                    CUSTODIAN AND LENDING AGENT.  Morgan Stanley Trust Com-
                                    pany serves as the Custodian for the cash and portfolio
                                    securities of each WEBS Index Series, as well as Lending
                                    Agent of the portfolio securities of each WEBS Index
                                    Series.

    THE MSCI INDICES ARE THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY WEBS INDEX FUND, INC. THE MSCI INDICES ARE DETERMINED, COMPOSED AND CALCULATED BY CAPITAL INTERNATIONAL PERSPECTIVE S.A. ("CIPSA"), A SUBSIDIARY OF CAPITAL INTERNATIONAL S.A.

    WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE WEBS OF ANY WEBS INDEX SERIES PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MORGAN STANLEY CAPITAL INTERNATIONAL SERVICE MARK ("MSCI") WHICH MARK IS ASCRIBED TO THE INDICES CREATED BY CIPSA AND LICENSED TO MORGAN STANLEY. THE MSCI INDICES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE WEBS OF ANY WEBS INDEX SERIES OR THE ISSUER THEREOF. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY WEBS INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING, IN THE CASE OF CIPSA, OR DISSEMINATING, IN THE CASE OF MORGAN STANLEY, THE RESPECTIVE MSCI INDICES. NEITHER MORGAN STANLEY NOR CIPSA IS RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE WEBS OF ANY WEBS INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY WEBS INDEX SERIES ARE REDEEMABLE. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY WEBS INDEX SERIES.

    ALTHOUGH CIPSA SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR CIPSA GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY MSCI INDEX OBTAINED FROM INDEPENDENT SOURCES. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR CIPSA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                           --------------------------

    The information contained herein regarding MSCI, the MSCI Indices, local securities markets and DTC was obtained from publicly available sources.

                            SUMMARY OF FUND EXPENSES

    The purpose of the following tables is to assist investors in understanding the various costs and expenses an investor will bear directly and indirectly in respect of each WEBS Index Series of the Fund. The tables show all expenses and fees the Fund is expected to incur. "Other Expenses" are based on estimated amounts for the current fiscal year expressed as a percent of average net assets. The examples set forth below are presented for an investment of $1,000 (see next paragraph) as required by rules of the SEC. THE EXAMPLES IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The notes to the tables and the information under "Explanation of Tables" should be carefully reviewed when reading the tables.

    As of December, 1996, the approximate minimum value of a portfolio of index securities comprising a deposit of a designated portfolio of equity securities constituting an optimized representation of the subject MSCI Index ("Deposit Securities") for an in-kind purchase or redemption of a Creation Unit of WEBS of each WEBS Index Series would have been as follows: the Australia WEBS Index
Series, $         ; the Austria WEBS Index Series, $         ; the Belgium WEBS
Index Series, $         ; the Canada WEBS Index Series, $         ; the France
WEBS Index Series, $         ; the Germany WEBS Index Series, $         ; the
Hong Kong WEBS Index Series, $         ; the Italy WEBS Index Series,
$         ; the Japan WEBS Index Series, $         ; the Malaysia WEBS Index
Series, $         ; the Mexico (Free) WEBS Index Series, $         ; the
Netherlands WEBS Index Series, $         ; the Singapore (Free) WEBS Index
Series, $         ; the Spain WEBS Index Series, $         ; the Sweden WEBS
Index Series, $         ; the Switzerland WEBS Index Series, $         ; and the
United Kingdom WEBS Index Series, $         . The foregoing values are estimates
based on information available on December   , 1996. The actual dollar value on
any particular day will fluctuate and may be greater or less than such values.

                                      AUSTRALIA
                                      WEBS INDEX    AUSTRIA WEBS   BELGIUM WEBS   CANADA WEBS    FRANCE WEBS
                                        SERIES      INDEX SERIES   INDEX SERIES   INDEX SERIES   INDEX SERIES
                                     ------------   ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $3,830         $1,750         $1,500         $4,000         $4,200
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.)(b)....       .60%           .67%           .30%           .18%           .22%
  Deferred Sales Load..............       None           None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $3,830         $1,750         $1,500         $4,000         $4,200
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash
     redemptions.)(c)..............       .60%           .67%           .30%           .18%           .22%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%           .25%
  Other Expenses*..................
  Total Operating Expenses.........

                                                     HONG KONG
                                     GERMANY WEBS    WEBS INDEX     ITALY WEBS     JAPAN WEBS
                                     INDEX SERIES      SERIES      INDEX SERIES   INDEX SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $2,800         $4,650         $2,400        $ 8,000
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.)(b)....       .19%           .60%           .30%           .11%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $2,800         $4,650         $2,400        $ 8,000
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash
     redemptions.)(c)..............       .19%           .60%           .30%           .11%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses*..................
  Total Operating Expenses.........

* Other Expenses are estimates only.

NOTE: ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE AMOUNTS SHOWN.

                                                       MEXICO                      SINGAPORE
                                       MALAYSIA        (FREE)      NETHERLANDS       (FREE)
                                      WEBS INDEX     WEBS INDEX     WEBS INDEX     WEBS INDEX
                                        SERIES         SERIES         SERIES         SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $8,120         $2,750         $1,900         $5,200
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.) (b)...      1.07%           .24%           .25%          1.30%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $5,200         $2,750         $1,900         $2,100
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash redemptions.)
     (c)...........................      1.07%           .24%           .25%          1.30%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses*..................
  Total Operating Expenses.........

                                                                   SWITZERLAND       UNITED
                                      SPAIN WEBS    SWEDEN WEBS     WEBS INDEX    KINGDOM WEBS
                                     INDEX SERIES   INDEX SERIES      SERIES      INDEX SERIES
                                     ------------   ------------   ------------   ------------
A. Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
   Purchases of Creation Units of
   WEBS (as a percentage of amount
   of investment)..................       None           None           None           None
  Maximum Transaction Fee (a) for
   Purchase of one Creation Unit of
   WEBS:
    In-kind and Cash Purchases
     (b)...........................     $4,300         $2,150         $4,030         $6,000
    Additional Variable Charge for
     Cash Purchases (NOTE - The
     Fund will not ordinarily
     permit cash purchases.) (b)...       .25%           .25%           .33%           .25%
  Deferred Sales Load..............       None           None           None           None
  Maximum Redemption Transaction
   Fee (a) for Redemption of one
   Creation Unit of WEBS:
    In-kind and Cash Redemptions
     (c)...........................     $2,400         $2,150         $4,030         $6,000
    Additional Variable Charge for
     Cash Redemptions (NOTE - The
     Fund will not ordinarily
     permit cash redemptions.)
     (c)...........................       .45%           .25%           .33%           .75%
B. Annual Series Operating Expenses
   (as a percentage of average net
   assets)
  Management Fees..................       .27%           .27%           .27%           .27%
  12b-1 Fees (d)...................       .25%           .25%           .25%           .25%
  Other Expenses*..................
  Total Operating Expenses.........

* Other Expenses are estimates only.

NOTE: ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE AMOUNTS SHOWN.

------------------------
(a) In addition to Transaction Fees shown, an investor purchasing a Creation Unit of WEBS will bear the costs of transferring the securities in the Portfolio Deposit (defined herein) to the Fund and an investor redeeming Creation Units will bear the costs of transferring securities in the Portfolio Deposit from the Fund to the investor. In each case, such costs will include settlement and custody charges, registration costs, transfer taxes and similar charges. As some of such costs are fixed, the cost of transferring Deposit Securities relating to multiple Creation Units of WEBS of the same WEBS Index Series may be proportionally less than the cost of transferring Deposit Securities relating to one Creation Unit. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units".

(b) Paid to the Fund to offset transaction costs incurred by each WEBS Index Series in connection with the issuance of a Creation Unit. The purchase transaction fee is not a sales charge. The purchase transaction fees listed are the fees expected to be imposed in connection with the purchase of Creation Units of a given WEBS Index Series. The basic purchase transaction fees for in-kind and cash purchases are the same no matter how many Creation Units of a given WEBS Index Series are being purchased pursuant to any one purchase order except in the case of the Malaysia WEBS Index Series where the amount shown reflects inclusion of a variable charge based on the total market value of one Creation Unit of the relevant WEBS Index Series. The variable charge represents stamp duty or "put through" fees imposed when securities are delivered in the local market. The charge for Malaysia is .30% of market value. The Fund may adjust such fees from time to time based upon actual experience. Cash purchases of Creation Units, when available, are also subject to an Additional Variable Charge, expressed as a percentage of the value of the Portfolio Deposit. The Fund will not ordinarily permit cash purchases. See "Purchase and Issuance of WEBS in Creation Units".

(c) Paid to the Fund to offset transaction costs incurred by each WEBS Index Series in connection with the redemption of a Creation Unit. The redemption transaction fees listed are the fees expected to be imposed in connection with the redemption of Creation Units of a given WEBS Index Series. The basic redemption transaction fees are the same no matter how many Creation Units of a given WEBS Index Series are being redeemed pursuant to any one redemption request. The Fund may adjust such fees from time to time based upon actual experience. Cash redemptions of Creation Units, when available, are also subject to an Additional Variable Charge, expressed as a percentage of the value of the Creation Unit(s) being redeemed. The Fund does not ordinarily permit cash redemptions. See "Redemption of WEBS in Creation Units".

(d) All payments to the Distributor of the Fund to compensate the Distributor are made pursuant to the Fund's 12b-1 Plan. All amounts payable under the 12b-1 Plan will not exceed, on an annualized basis, .25% of the Fund's average daily net assets. See "Management of the Fund -- Distributor". A long-term shareholder of a WEBS Index Series may pay more in total sales charges than the economic equivalent of the maximum front-end sales charges otherwise permitted by the rules of the National Association of Securities Dealers, Inc.

EXPLANATION OF TABLES

A. Shareholder Transaction Expenses are charges that investors pay to buy or sell Creation Units of the Fund. The figures in the table are estimates and actual shareholder transaction expenses may vary from such estimates. See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units" in this Prospectus and in the Statement of Additional Information for an explanation of how these charges apply.

B. Annual Series Operating Expenses are based on estimated "Other Expenses". Actual expenses may vary from these estimates and will be affected by, among other things, the levels of average net assets of a WEBS Index Series and the Fund. Management fees are paid to the Adviser to provide each WEBS Index Series with investment advisory, management and certain administrative services. Fees paid to PFPC Inc. to provide the Fund with administrative and fund accounting services are included in "Other Expenses", and are estimated based on assumed average daily net assets of each WEBS Index Series of
    $         million. From time to time, PFPC may waive the administration fees otherwise payable to it or may reimburse the Fund for its operating expenses. Distribution fees are paid to the Distributor, to compensate the Distributor and/or reimburse it for certain expenses and for payments made to dealers and other persons providing distribution, marketing and shareholder services to the Fund. See "Management of the Fund" for additional information.

EXAMPLES OF EXPENSES

(a) WEBS in less than Creation Units are not redeemable. The Fund redeems Creation Units principally on an in-kind basis for Deposit Securities. See "Redemption of WEBS in Creation Units" herein and in the Statement of Additional Information. If an investor were permitted to purchase and redeem less than a Creation Unit of WEBS on an in-kind basis, such investor would pay the following expenses on a $1,000 investment (payment with a deposit of Deposit Securities), assuming (1) a 5% annual return and (2) redemption (delivery of Deposit Securities), at the end of each indicated time period:

                                                                                                  1 YEAR       3 YEARS
                                                                                                    ($)          ($)
                                                                                                -----------  -----------
   Australia WEBS Index Series................................................................
   Austria WEBS Index Series..................................................................
   Belgium WEBS Index Series..................................................................
   Canada WEBS Index Series...................................................................
   France WEBS Index Series...................................................................
   Germany WEBS Index Series..................................................................
   Hong Kong WEBS Index Series................................................................
   Italy WEBS Index Series....................................................................
   Japan WEBS Index Series....................................................................
   Malaysia WEBS Index Series.................................................................
   Mexico (Free) WEBS Index Series............................................................
   Netherlands WEBS Index Series..............................................................
   Singapore (Free) WEBS Index Series.........................................................
   Spain WEBS Index Series....................................................................
   Sweden WEBS Index Series...................................................................
   Switzerland WEBS Index Series..............................................................
   United Kingdom WEBS Index Series...........................................................

(b) Such an investor would pay the following expenses on the same investment, assuming no redemptions:

                                                                                                  1 YEAR       3 YEARS
                                                                                                    ($)          ($)
                                                                                                -----------  -----------
   Australia WEBS Index Series................................................................
   Austria WEBS Index Series..................................................................
   Belgium WEBS Index Series..................................................................
   Canada WEBS Index Series...................................................................
   France WEBS Index Series...................................................................
   Germany WEBS Index Series..................................................................
   Hong Kong WEBS Index Series................................................................
   Italy WEBS Index Series....................................................................
   Japan WEBS Index Series....................................................................
   Malaysia WEBS Index Series.................................................................
   Mexico (Free) WEBS Index Series............................................................
   Netherlands WEBS Index Series..............................................................
   Singapore (Free) WEBS Index Series.........................................................
   Spain WEBS Index Series....................................................................
   Sweden WEBS Index Series...................................................................
   Switzerland WEBS Index Series..............................................................
   United Kingdom WEBS Index Series...........................................................

    The examples above illustrate the estimated expenses associated with a $1,000 investment in a Creation Unit of WEBS on an in-kind basis over periods of 1 and 3 years, based on the expenses in the table and an assumed annual rate of return of 5%. The presentation of a $1,000 investment in a Creation Unit is for illustration purposes only, as WEBS may only be purchased from the Fund or redeemed by the Fund in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected WEBS Index Series expenses or performance, both of which may vary. The expenses associated with a $1,000 investment in WEBS include a pro rata portion of shareholder transaction expenses associated with the purchase or sale of a Creation Unit, which would
have been valued as of December   , 1996 at between $         and $         ,
depending on the WEBS Index Series, assuming for this purpose that the net asset value of a Creation Unit was the same as the value of the Deposit Securities as of such date. See the second paragraph under Summary of Fund Expenses.

FOR THE PERIOD MARCH 12, 1996* THROUGH AUGUST 31, 1996
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

    The following financial highlights for each WEBS Index Series have been derived from the financial statements of the Fund for the fiscal period ended August 31, 1996. The financial highlights for the fiscal period ended August 31, 1996 have been audited by Ernst & Young, LLP, independent auditors, whose report on the financial statements and financial highlights of the Fund is incorporated by reference in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling the Distributor.

                           AUSTRALIA    AUSTRIA     BELGIUM     CANADA      FRANCE      GERMANY    HONG KONG     ITALY       JAPAN
                             INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX
                            SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating
 Performance
  Net asset value,
   beginning of period
   (1)...................  $  9.95     $ 10.91     $ 14.92     $ 10.17     $ 12.42     $ 13.23     $ 12.83     $ 13.62     $ 14.79
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net Investment
   Income/(loss) (+).....     0.10        0.04        0.40        0.04        0.17        0.06        0.15        0.25       (0.07)
  Net realized and
   unrealized gain/(loss)
   on investments,
   foreign currency
   related transactions,
   and translation of
   other assets and
   liabilities
   denominated in foreign
   currencies (1)........     0.29       (0.41)       0.36        0.43        0.45        0.47        0.27        0.31       (0.39)
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net
     increase/(decrease)
     in net assets
     resulting from
     operations..........     0.39       (0.37)       0.76        0.47        0.62        0.53        0.42        0.56       (0.46)
Less distributions
  Dividends from net
   investment income.....    (0.08)      (0.02)      (0.54)      (0.03)      (0.09)      (0.03)      (0.13)      (0.14)         --
  Dividends from excess
   of net investment
   income................    (0.05)      (0.01)      (0.09)      (0.01)      (0.01)      (0.01)      (0.02)      (0.03)         --
  Distributions from net
   realized capital
   gains.................    (0.02)      (0.03)      (0.06)         --        0.00**        --       (0.01)      (0.14)         --
  Distributions from
   excess of net realized
   gains.................       --          --          --        0.00**        --       (0.01)         --          --          --
  Return of capital......    (0.04)      (0.08)         --        0.00**     (0.21)      (0.07)      (0.04)      (0.08)         --
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total dividends and
     distributions.......    (0.19)      (0.14)      (0.69)      (0.04)      (0.31)      (0.12)      (0.20)      (0.39)         --
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of
   period................  $ 10.15     $ 10.40     $ 14.99     $ 10.60       12.73     $ 13.64     $ 13.05     $ 13.79     $ 14.33
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Investment Return
 (2)(4)..................     3.88%      (3.39)%      5.01%       4.63%       4.95%       4.00%       3.22%       4.11%      (3.11)%

Ratios/Supplemental Data
  Net assets, end of
   period (in 000's).....  $12,177     $13,520     $ 1,800     $13,776     $22,930     $28,664     $ 7,845     $35,170     $103,164
  Ratios of expenses to
   average net assets
   (3)(5)................     1.59%       1.56%       2.29%       1.44%       1.84%       1.68%       1.52%       1.43%       1.37%
  Ratios of net
   investment
   income/(loss) to
   average net assets
   (3)(5)................     2.18%       0.87        5.67%       0.79%       2.72%       1.00%       2.37%       3.69%      (1.01)%
  Portfolio turnover
   (4)(6)................     8.84%       9.60%       6.25%       0.00%       0.00%       0.00%       0.00%      19.80%      21.54%
  Average commission rate
   paid..................  $0.0085     $0.2986     $0.4327          --     $0.3956          --     $0.0007     $0.0046     $0.0152

   *  Commencement of operations.
  **  Less than one cent per share.
   +  Based on average shares outstanding throughout the period.
 (1)  Net asset value per share on March 12, 1996 (commencement of operations).
 (2)  Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
 (3)  Annualized
 (4)  Not Annualized
 (5)  Includes voluntary waivers by the American Stock Exchange. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses
      to average net
      assets before
      waivers (3).........     1.60%      1.57%      2.30%      1.45%      1.85%      1.69%      1.53%      1.44%      1.38%
      Ratios of net
      investment
      income/(loss) to
      average net assets
      before waivers
      (3).................     2.17%      0.86%      5.66%      0.78%      2.71%      0.99%      2.36%      3.68%     (1.02)%
 (6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in
      Creation Unit(s).

                See accompanying notes to financial statements.

                                             MEXICO                 SINGAPORE                                        UNITED
                                MALAYSIA     (FREE)     NETHERLANDS  (FREE)       SPAIN      SWEDEN     SWITZERLAND  KINGDOM
                                  INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX       INDEX
                                 SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES      SERIES
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating
 Performance

  Net asset value, beginning
   of period (1)..............  $ 13.24     $  9.95     $ 15.91     $ 12.24     $ 13.28     $ 13.22     $ 12.07     $ 12.14
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net Investment Income/(loss)
   (+)........................    (0.02)       0.00**      0.24        0.04        0.14        0.20        0.08        0.21
  Net realized and unrealized
   gain/(loss) on investments,
   foreign currency related
   transactions, and
   translation of other assets
   and liabilities denominated
   in foreign currencies
   (1)........................     0.59        1.59        1.54       (0.86)       0.98        1.67        0.24        1.06
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net increase/(decrease) in
     net assets resulting from
     operations...............     0.57        1.59        1.78       (0.82)       1.12        1.87        0.32        1.27

Less distributions
  Dividends from net
   investment income..........       --          --       (0.14)      (0.03)      (0.18)      (0.23)      (0.10)      (0.20)
  Dividends from excess of net
   investment income..........       --       (0.01)      (0.01)      (0.01)         --       (0.07)         --       (0.03)
  Distributions from net
   realized capital gains.....       --          --       (0.08)         --       (0.13)      (0.12)         --        0.00**
  Distributions from excess of
   net realized gains.........       --          --       (0.01)         --          --          --          --          --
  Return of capital...........    (0.01)      (0.01)      (0.09)         --          --          --          --       (0.03)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total dividends and
     distributions............    (0.01)      (0.02)      (0.33)      (0.04)      (0.31)      (0.42)      (0.10)      (0.26)
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of
   period.....................  $ 13.80     $ 11.52     $ 17.36     $ 11.38     $ 14.09     $ 14.67     $ 12.29     $ 13.15
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Investment Return
 (2)(4).......................     4.28%      15.93%      11.19%      (6.73)%      8.45%      14.13%       2.60%      10.41%

Ratios/Supplemental Data
  Net assets, end of period
   (in 000's).................  $ 9,318     $ 5,759     $ 6,962     $ 9,107     $ 4,227     $ 4,400     $ 6,158     $15,790
  Ratios of expenses to
   average net assets
   (3)(5).....................     1.58%       1.75%       1.63%       1.56%       1.76%       1.75%       1.82%       1.61%
  Ratios of net investment
   income/(loss) to average
   net assets (3)(5)..........    (0.35%)      0.01%       2.93%       0.69%       2.04%       3.05%       1.39%       3.62%
  Portfolio turnover (4)(6)...     0.00%       0.00%       4.32%      26.29%       4.73%       5.87%      17.06%       0.00%
  Average commission rate
   paid.......................       --          --     $0.0651     $0.0118     $0.0723     $0.0561     $0.7852          --

   *  Commencement of operations.
  **  Less than one cent per share.
   +  Based on average shares outstanding throughout the period.
 (1)  Net asset value per share on March 12, 1996 (commencement of operations).
      Total investment return is calculated assuming a purchase of capital stock at net asset value per share
 (2)  on the first day and a sale at the net asset value per share on the last day of the period reported.
      Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
 (3)  Annualized
 (4)  Not Annualized
 (5)  Includes voluntary waivers by the American Stock Exchange. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses
      to average net
      assets before
      waivers (3).........     1.59%       1.76%       1.64%       1.57%       1.77%       1.76%       1.83%       1.62%
      Ratios of net
      investment
      income/(loss) to
      average net assets
      before waivers
      (3).................    (0.36)%      0.00%       2.92%       0.68%       2.03%       3.04%       1.38%       3.61%
 (6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                See accompanying notes to financial statements.

                                  THE FUND AND
                             ITS WEBS INDEX SERIES

WEBS INDEX FUND, INC. AND ITS INVESTMENT OBJECTIVE

    The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), organized as a series fund. Seventeen WEBS Index Series of the Fund currently issue shares: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series. Each of the Canada WEBS Index Series, the France WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the 1940 Act. Each of the other Index Series offered hereby is classified as a "non-diversified" investment company under the 1940 Act. The Board of Directors of the Fund may authorize additional Index Series in the future.

    The investment objective of each of the initial seventeen WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index. Each of the WEBS Index Series utilizes an MSCI Index that reflects the reinvestment of net dividends as its benchmark index (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). See "The Benchmark MSCI Indices Utilized by the WEBS Index Series" below. Each MSCI Index is a market capital weighted index of equity securities traded on the principal securities exchange(s) and, in some cases, the over-the-counter market, of the respective country. The investment objective of each WEBS Index Series is a fundamental policy and cannot be changed without the approval of the holders of a majority of the respective WEBS Index Series' voting securities (as defined in the 1940 Act).

    There can be no assurance that the investment objective of any WEBS Index Series will be achieved. In this regard, it should be noted that the benchmark indices are unmanaged and bear no management, administration, distribution, transaction or other expenses or taxes, while each WEBS Index Series must bear these expenses and is also subject to a number of limitations on their investment flexibility. The WEBS Index Series utilize a portfolio sampling technique and do not invest in all of the securities in their respective MSCI Indices. As a result, a WEBS Index Series' performance will differ from that of the benchmark MSCI Index to a greater extent than if it invested in all of the securities in the benchmark. In addition, the MSCI Indices assume that dividends are received throughout a year ("dividend smoothing") while the WEBS Index Series record them on the ex date and this can cause the performance of a WEBS Index Series to diverge from that of the benchmark, particularly over periods of less than a year. See "Implementation of Policies." In addition, certain WEBS Index Series are subject to foreign tax withholding at rates different than those assumed by the relevant benchmark index. See "The Benchmark MSCI Indices Utilized by the WEBS Index Series". Investing in WEBS of a WEBS Index Series involves special risks of investing in securities of the relevant foreign country. For a discussion of certain special considerations and risk factors relevant to an investment in WEBS, see "Investment Considerations and Risks".

WORLD EQUITY BENCHMARK SHARES: "WEBS"

    The shares of common stock, par value $.001 per share, of each WEBS Index Series are referred to herein as "World Equity Benchmark Shares" or "WEBS". EXCEPT WHEN AGGREGATED IN CREATION UNITS, WEBS ARE NOT REDEEMABLE SECURITIES OF THE FUND. The WEBS are listed for trading on the American Stock Exchange, Inc. (the "AMEX"). The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value. See "Determination of Net Asset Value", "Exchange Listing and Trading", "Investment Considerations and Risks" and "Redemption of WEBS in Creation Units".

WHO SHOULD INVEST?

    The WEBS of each WEBS Index Series of the Fund are designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies located in the country of the subject MSCI Index. Unlike equity mutual funds that seek to "beat" market averages with unpredictable results, the WEBS Index Series seek to provide investment results that correspond generally to the price and yield performance of their respective benchmark indices.

    It is generally recognized that international diversification of an investment portfolio reduces risk. Many of the foreign equity securities held by the WEBS Index Series are difficult to purchase or hold, or are, as a practical matter, not available to retail investors. The Fund offers investors a convenient way to obtain indexed exposure to the equity markets of specific foreign countries. It should be noted, however, that the prices of WEBS of a particular WEBS Index Series may be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that any WEBS Index Series will achieve its stated objective and shareholders should understand that they will be exposed to the risks inherent in international equity investing. Because of the risks associated with international equity investments, a WEBS Index Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. See "Investment Considerations and Risks".

INVESTMENT POLICIES

    The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, each WEBS Index Series of the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark index by investing in a portfolio of stocks selected through the use of quantitative analytical procedures. Stocks are selected for inclusion in a WEBS Index Series in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the subject MSCI Index taken in its entirety. WEBS Index Series generally will not hold all of the stocks in their respective benchmark indices but will typically hold a representative subset of such stocks selected through the Adviser's application of portfolio sampling techniques. However, each WEBS Index Series reserves the right to invest in all of the stocks in its benchmark index and where a WEBS Index Series benchmark index is comprised of relatively few securities it may do so on a regular basis. In addition, a WEBS Index Series may hold stocks that are not in the relevant MSCI Index if the Adviser determines this to be appropriate in light of the WEBS Index Series' investment objective and relevant investment constraints.

    Each WEBS Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are included in the relevant market, and will at all times invest at least 90% of its total assets in such stocks. A WEBS Index Series may invest its remaining assets in Short-Term Investments (defined below) and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, local currency, forward currency exchange contracts and Short-Term Investments that are intended to provide the WEBS Index Series with exposure to such stocks (the WEBS Index Series will not use such instruments to leverage their investment portfolios). "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; participation interests in such securities; and shares of money market funds (subject to applicable limits under the Investment Company
Act).

    A WEBS Index Series will not invest in cash reserves or Short-Term Investments or utilize futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. A WEBS Index Series may enter into forward currency exchange contracts in order to facilitate settlements in local markets, in connection with positions in stock index futures, and to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

    Each WEBS Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No WEBS Index Series will concentrate its investments otherwise. If the benchmark index for a WEBS Index Series has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the WEBS Index Series will invest less than 25% of its assets in such stock and will reallocate the excess to stocks in other industries. Changes in a WEBS Index Series' concentration (if any) and non-concentration would be made "passively" -- that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index's constituents. At the date of this Prospectus, as a result of this policy, the Austria WEBS Index Series concentrates in the Banking industry, the Hong Kong WEBS Index Series concentrates in the Real Estate industry, the Mexico
(Free) WEBS Index Series concentrates in the Telecommunications industry, the Netherlands WEBS Index Series concentrates in the Energy Sources industry, the Singapore (Free) WEBS Index Series concentrates in the Banking industry, the Spain WEBS Index Series concentrates in the Utilities (Electrical & Gas) and Banking industries, the Sweden WEBS Index Series concentrates in the Electrical & Electronics industry, and the Switzerland WEBS Index Series concentrates in the Health & Personal Care industry. Since the concentration of each WEBS Index Series is based on that of its benchmark index, changes in the market values of the WEBS Index Series' portfolio securities will not necessarily trigger changes in the portfolio of such WEBS Index Series.

    The concentration policy of each WEBS Index Series is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies of each WEBS Index Series is a nonfundamental policy that may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in these policies. See "Investment Limitations" herein and "Investment Policies and Restrictions" in the Statement of Additional Information for a listing of limitations on investment practices that may only be changed with shareholder approval.

IMPLEMENTATION OF POLICIES

    A WEBS Index Series generally will not hold all of the issues that comprise the subject MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, each WEBS Index Series will attempt to hold a representative sample of the securities in the MSCI Index, which will be selected by the Adviser utilizing quantitative analytical models in a technique known as "portfolio sampling". Under this technique, each stock is considered for inclusion in the WEBS Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Adviser will seek to construct the portfolio of each WEBS Index Series so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of the subject MSCI Index. Over time, the portfolio composition of a WEBS Index Series may be altered (or "rebalanced") to reflect changes in the characteristics of the subject MSCI Index or with a view to bringing the performance and characteristics of the WEBS Index Series more in line with that of the relevant MSCI Index. Such rebalancings will require the WEBS Index Series to incur transaction costs and other expenses. As noted above, each WEBS Index Series reserves the right to invest in all of the securities in the benchmark index, and WEBS Index Series with benchmark indices comprised of relatively few stocks may do so on a regular basis.

    Due to the use of this portfolio sampling technique and the other factors discussed herein, a WEBS Index Series is not expected to track its benchmark index with the same degree of accuracy as would an investment vehicle that invested in every component security of the subject index. The Adviser expects that, over time, the "expected tracking error" of a WEBS Index Series relative to the performance of its benchmark index will be less than 5% and that the tracking error will generally be greater for WEBS Index Series that have benchmark indices with fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the WEBS Index Series will be between 95% and 105% of the subject MSCI Index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the WEBS Index Series increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), the fact that the MSCI Indices "smooth" dividend payments evenly over a year while the Fund records dividends on the ex date, and the fact that the MSCI Indicies utilized by certain WEBS Index Series assume a different foreign tax withholding rate than that applicable to such WEBS Index Series, may adversely impact the tracking of the performance of a WEBS Index Series to that of its benchmark index. The Adviser will monitor the tracking error of each WEBS Index Series on an ongoing basis and will seek to minimize tracking error to the maximum extent possible. See also the discussion of portfolio sampling in the preceding paragraph. There can be no assurance that any WEBS Index Series will achieve any particular level of tracking error relative to the performance of the relevant benchmark index. Semiannual and annual reports of the Fund will disclose tracking error over the previous six month periods, and in the event that tracking error exceeds 5%, the Board of Directors of the Fund will consider what action might be appropriate.

    Although the policy of each WEBS Index Series of the Fund is to remain substantially fully invested in equity securities, a WEBS Index Series may also invest in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps and cash and Short-Term Investments that are intended to provide the WEBS Index Series with exposure to such equity securities, and in certain Short-Term Investments that are not associated with related positions in stock index futures contracts, options on such futures contracts, stock index options or stock index swaps. Such investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.

    A WEBS Index Series may purchase stock index futures contracts, options on such futures contracts and stock index options and may enter into stock index swaps to simulate full investment in the underlying index to a limited extent. This may be done to facilitate trading (e.g., to rapidly gain exposure to a market in anticipation of purchasing the underlying equities over time), to reduce transaction costs or because the Adviser has determined that the use of such instruments permits the WEBS Index Series to gain exposure to the underlying equities at a lower cost than by making direct investments in the cash market. While each of these instruments can be used to leverage an investment portfolio, no WEBS Index Series may use them to leverage its net assets.

    A WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

    The Fund may lend securities from the portfolio of a WEBS Index Series to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series, and thereby reduce the effect that expenses have on a WEBS Index Series' ability to provide investment results that correspond generally to the price and yield performance of its benchmark index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans will provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series will invest collateral in Short-Term Investments, and the WEBS Index Series will bear the risk of loss of the invested collateral. In addition, a WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. Morgan Stanley Trust Company serves as Lending Agent of the Fund and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral will be included in the WEBS Index Series' gross investment income. The Fund will comply with the conditions for securities lending established by the SEC staff.

    Although each WEBS Index Series generally seeks to invest for the long term, the WEBS Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each WEBS Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of a WEBS Index Series' securities were sold within one year. Ordinarily, securities are sold by a WEBS Index Series only to reflect certain administrative changes in an Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the WEBS Index Series while seeking to keep the performance of the WEBS Index Series in line with that of its benchmark index. In addition, securities may be sold from a WEBS Index Series in certain circumstances to ensure the WEBS Index Series' compliance with the diversification and other requirements of the Internal Revenue Code and with other requirements, which would tend to raise the portfolio turnover rate of such WEBS Index Series. Purchases and sales of securities in connection with such compliance will involve transaction costs which will be borne by the respective WEBS Index Series.

    A WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes (e.g., to facilitate distributions to shareholders or to meet redemption requests (in connection with Creation Units of WEBS that the Fund agrees to redeem for cash) prior to the settlement of securities already sold or in the process of being sold by the WEBS Index Series). To the extent that a WEBS Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the WEBS Index Series may appreciate or depreciate in value more rapidly than its benchmark index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

INVESTMENT LIMITATIONS

    Each WEBS Index Series of the Fund intends to observe certain limitations on its investment practices. Specifically, a WEBS Index Series may not:

        (i) lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

        (ii) issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or

       (iv) purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer.

Except with regard to a WEBS Index Series' borrowing policy and illiquid securities policy, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the WEBS Index Series' portfolio. The investment limitations described in (i) through (iv) above and the preceding paragraph, and certain additional limitations described in the Statement of Additional Information, may be changed with respect to a WEBS Index Series only with the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such WEBS Index Series.

THE BENCHMARK MSCI INDICES UTILIZED BY THE WEBS INDEX SERIES

    Each WEBS Index Series uses the corresponding MSCI Index listed below as its benchmark (the Australia WEBS Index Series uses the MSCI Australia Index, etc.). The Malaysia WEBS Index Series intends to utilize the MSCI Malaysia (Free) Index Series as its benchmark and to change its name accordingly should MSCI commence publication of such index. MSCI publishes several versions of each stock index that it compiles. With the exception of the MSCI Mexico (Free) Index, the MSCI Indices used by WEBS Index Series as benchmarks reflect the reinvestment of net dividends. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stocks that are resident in Luxembourg. Such withholding rate currently differs from that applicable to the Australia, Austria and Germany WEBS Index Series. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the Germany WEBS Index Series. The Mexico
(Free) WEBS Index Series' benchmark index, the MSCI Mexico (Free) Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source. Mexican companies do not withhold tax to U.S. investors.

    The stocks included in an MSCI Index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in an MSCI Index is weighted according to its market value as a percentage of the total market value of all stocks in the Index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in an MSCI Index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.

    IN GENERAL

    The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

    Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

    MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

    WEIGHTING

    All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

    MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "Free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Singapore, Mexico, the Philippines and Venezuela, and for those regional and international indices which include such markets.

    Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

    THE MSCI AUSTRALIA INDEX ("MSCI AUSTRALIA"). The MSCI Australia consists primarily of stocks that are traded on the Australian Stock Exchange. On August 30, 1996, the MSCI Australia consisted of 56 stocks. The three largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented thereby were Broken Hill Proprietary Company Ltd. (17.25%), National Australia Bank (9.13%) and News Corp. (6.87%) for a total of approximately 33.15% of the MSCI Australia. As of August 30, 1996, the ten largest constituents comprised approximately 59.12% of the market capitalization of the MSCI Australia. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby, were Energy Sources (19.14%), Banking (14.85%) and Metals -- Non-Ferrous (11.63%), for a total of approximately 49.08% of the MSCI Australia. The MSCI Australia represented approximately 57.4% of the aggregate capitalization of the Australian equity markets at August 30, 1996.

    THE MSCI AUSTRIA INDEX ("MSCI AUSTRIA"). The MSCI Austria consists primarily of stocks that are traded on the Vienna Stock Exchange. On August 30, 1996, the MSCI Austria consisted of 24 stocks. The three largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented thereby were Bank of Austria (19.68%), OMV AG, (11.50%), and Verbund Oesterr Elek A (9.54%) for a total of approximately 40.72% of the MSCI Austria. As of August 30, 1996, the ten largest constituents comprised approximately 83.70% of the market capitalization of the MSCI Austria. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby, were Banking (32.89%), Energy Sources (11.50%) and Machinery/Engineering (9.67%), for a total of approximately 54.06% of the MSCI Austria. The MSCI Austria represented approximately 61.9% of the aggregate capitalization of the Austrian equity markets at August 30, 1996.

    THE MSCI BELGIUM INDEX ("MSCI BELGIUM"). The MSCI Belgium consists primarily of stocks that are traded on the Brussels Stock Exchange. On August 30, 1996, the MSCI Belgium consisted of 17 stocks. As of August 30, 1996, the three largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented thereby were Electrabel (18.79%), Petrofina (11.44%) and Tractebel (9.18%), for a total of approximately 39.41% of the MSCI Belgium. As of August 30, 1996, the ten largest constituents comprised approximately 83.81% of the market capitalization of the MSCI Belgium. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby, were Utilities -- Electrical & Gas (18.79%), Multi-Industry (16.38%) and Banking (15.93%), for a total of approximately 51.10% of the MSCI Belgium. The MSCI Belgium represented approximately 60.2% of the aggregate capitalization of the Belgian equity markets at August 30, 1996.

    THE MSCI CANADA INDEX ("MSCI CANADA"). The MSCI Canada consists primarily of stocks that are traded on the Toronto Stock Exchange. On August 30, 1996, the MSCI Canada consisted of 84 stocks. The three largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented thereby were Northern Telecom (5.78%), BCE Inc. (5.58%) and Seagram (5.51%) for a total of approximately 16.87% of the MSCI Canada. As of August 30, 1996, the ten largest constituents comprised approximately 42.23% of the market capitalization of the MSCI Canada. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby, were Banking (12.70%), Energy Sources (12.37%) and Metals -- Non-Ferrous (11.67%), for a total of approximately 36.74% of the MSCI Canada. The MSCI Canada represented approximately 58.8% of the aggregate capitalization of the Canadian equity markets at August 30, 1996.

    THE MSCI FRANCE INDEX ("MSCI FRANCE"). The MSCI France consists primarily of stocks that are traded on the Paris Stock Exchange. On August 30, 1996, the MSCI France consisted of 71 stocks. The three largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented thereby were L'Oreal (6.12%), Elf Aquitaine (5.76%) and Carrefour (5.63%) for a total of approximately 17.51% of the MSCI France. As of August 30, 1996, the ten largest constituents comprised approximately 44.49% of the market capitalization of the MSCI France. As of August 30, 1996, the three most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby, were Energy Sources (10.90%), Merchandising (10.53%) and Banking (9.31%), for a total of approximately 30.74% of the MSCI France. The MSCI France represented approximately 65.2% of the aggregate capitalization of the French equity markets at August 30, 1996.

    THE MSCI GERMANY INDEX ("MSCI GERMANY"). The MSCI Germany consists primarily of stocks that are traded on the Frankfurt Stock Exchange. On August 30, 1996, the MSCI Germany consisted of 66 stocks. The three largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented thereby were Allianz Holding (10.19%), Siemens (7.59%) and Daimler-Benz (7.18%), for a total of approximately 24.96% of the MSCI Germany. As of

August 30, 1996, the ten largest constituents comprised approximately 63.1% of the market capitalization of the MSCI Germany. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby, were Insurance (16.70%), Banking (13.58%) and Utilities -- Electrical & Gas (11.26%), for a total of approximately 41.54% of the MSCI Germany. The MSCI Germany represented approximately 64.1% of the aggregate capitalization of the German equity markets at August 30, 1996.

    THE MSCI HONG KONG INDEX ("MSCI HONG KONG"). The MSCI Hong Kong consists primarily of stocks that are traded on The Stock Exchange of Hong Kong Limited
(SEHK). On August 30, 1996, the MSCI Hong Kong consisted of 38 stocks. The three largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented thereby were Sun Hung Kai Properties (12.93%), Hutchison Whampoa (12.13%) and Hang Seng Bank (10.97%), for a total of approximately 36.03% of the MSCI Hong Kong. As of August 30, 1996, the ten largest constituents comprised approximately 80.41% of the market capitalization of the MSCI Hong Kong. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby, were Real Estate (37.58%), Multi-Industry (20.05%) and Banking (13.78%), for a total of approximately 71.41% of the MSCI Hong Kong. The MSCI Hong Kong represented approximately 58.0% of the aggregate capitalization of the Hong Kong equity markets at August 30, 1996.

    THE MSCI ITALY INDEX ("MSCI ITALY"). The MSCI Italy consists primarily of stocks that are traded on the Milan Stock Exchange. On August 30, 1996, the MSCI Italy consisted of 55 stocks. The three largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented thereby were Assicurazioni Generali (14.36%), Telecom Italia Mobile (12.06%) and Telecom Italia Ordinary (9.36%), for a total of approximately 35.78% of the MSCI Italy. As of August 30, 1996, the ten largest constituents comprised approximately 68.29% of the market capitalization of the MSCI Italy. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby, were Telecommunications (21.28%), Insurance (19.31%) and Energy Sources (14.36%), for a total of approximately 54.95% of the MSCI Italy. The MSCI Italy represented approximately 63.5% of the aggregate capitalization of the Italian equity markets at August 30, 1996.

    THE MSCI JAPAN INDEX ("MSCI JAPAN"). The MSCI Japan consists primarily of stocks that are traded on the Tokyo Stock Exchange. On August 30, 1996, the MSCI Japan consisted of 310 stocks. The three largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented thereby were Bank of Tokyo-Mitsubishi (4.70%) Toyota Motor Corp. (4.51%) and Sumitomo Bank (2.86%) for a total of approximately 12.07% of the MSCI Japan. As of August 30, 1996, the ten largest constituents comprised approximately 25.64% of the market capitalization of the MSCI Japan. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby, were Banking (21.42%), Automobiles (6.56%) and Machinery/Engineering (4.99%), for a total of approximately 32.97% of the MSCI Japan. The MSCI Japan represented approximately 60.1% of the aggregate capitalization of the Japanese equity markets at August 30, 1996.

    THE MSCI MALAYSIA INDEX ("MSCI MALAYSIA"). The MSCI Malaysia consists primarily of stocks that are traded on the Kuala Lumpur Stock Exchange. On August 30, 1996, the MSCI Malaysia consisted of 76 stocks. As of August 30, 1996, the three largest constituents of the MSCI Malaysia and the respective approximate percentages of the MSCI Malaysia represented thereby were Telekom

Malaysia (12.98%), Tenaga Nasional (8.23%) and Malayan Banking (7.99%), for a total of approximately 29.20% of the MSCI Malaysia. As of August 30, 1996, the ten largest constituents comprised approximately 52.04% of the market capitalization of the MSCI Malaysia. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Malaysia, and the approximate percentages of the MSCI Malaysia represented thereby, were Telecommunications (14.44%), Multi-Industry (13.26%) and Banking (12.56%), for a total of approximately 40.26% of the MSCI Malaysia. The MSCI Malaysia represented approximately 53.4% of the aggregate capitalization of the Malaysian equity markets at August 30, 1996.

    THE MSCI MEXICO (FREE) INDEX ("MSCI MEXICO (FREE)"). The MSCI Mexico (Free) consists primarily of stocks that are traded on the Mexican Stock Exchange. On August 30, 1996, the MSCI Mexico (Free) consisted of 41 stocks. As of August 30, 1996, the three largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented thereby were Telmex Telefonos Mex (19.02%), Kimberly Clark-Mexico (7.33%) and Grupo Televisa (6.77%), for a total of approximately 33.12% of the MSCI Mexico (Free). As of August 30, 1996, the ten largest constituents comprised approximately 63.33% of the market capitalization of the MSCI Mexico (Free). As of August 30, 1996, the three most highly represented industry sectors in the MSCI Mexico
(Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby, were Telecommunications (25.13%), Beverages & Tobacco (11.98%) and Merchandising (10.43%), for a total of approximately 47.54% of the MSCI Mexico
(Free). The MSCI Mexico (Free) represented approximately 59.4% of the aggregate capitalization of the Mexican equity markets at January 31, 1996.

    THE MSCI NETHERLANDS INDEX ("MSCI NETHERLANDS"). The MSCI Netherlands consists primarily of stocks that are traded on the Amsterdam Stock Exchange. On August 30, 1996, the MSCI Netherlands consisted of 22 stocks. The three largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented thereby were Royal Dutch Petroleum (34.03%), ING GROEP (10.11%) and Unilever NV (9.77%) for a total of approximately 53.91% of the MSCI Netherlands. As of August 30, 1996, the ten largest constituents comprised approximately 89.9% of the market capitalization of the MSCI Netherlands. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby, were Energy Sources (34.03%), Financial Services (10.11%) and Food & Household Products (9.77%), for a total of approximately 53.91% of the MSCI Netherlands. The MSCI Netherlands represented approximately 72.4% of the aggregate capitalization of the Dutch equity markets at August 30, 1996.

    THE MSCI SINGAPORE (FREE) INDEX ("MSCI SINGAPORE (FREE)"). The MSCI Singapore (Free) consists primarily of stocks that are traded on the Singapore Stock Exchange. On August 30, 1996, the MSCI Singapore (Free) consisted of 38 stocks. The three largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented thereby were Singapore Telecom (15.35%), Singapore Airlines (14.06%) and Oversea-Chinese Banking Corp. (12.44%), for a total of approximately 41.85% of the MSCI Singapore (Free). As of August 30, 1996, the ten largest constituents comprised approximately 82.49% of the market capitalization of the MSCI Singapore (Free). As of August 30, 1996, the three most highly represented industry sectors in the MSCI Singapore (Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby, were Banking (29.85%), Telecommunications (15.35%) and Real Estate (14.37%), for a total of approximately 59.57% of the MSCI Singapore (Free). The MSCI Singapore (Free) represented approximately 67.1% of the aggregate capitalization of the Singaporean equity markets at August 30, 1996.

    THE MSCI SPAIN INDEX ("MSCI SPAIN"). The MSCI Spain consists primarily of stocks that are traded on the Madrid Stock Exchange. On August 30, 1996, the MSCI Spain consisted of 31 stocks. The three largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented thereby were Telefonica de Espana (16.95%), Endesa (14.71%) and Repsol (9.46%), for a total of approximately 41.12% of the MSCI Spain. As of August 30, 1996, the ten largest constituents comprised approximately 83.90% of the market capitalization of the MSCI Spain. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Spain, and the approximate percentages of the MSCI Spain represented thereby, were Utilities -- Electrical & Gas (31.51%), Banking (25.40%) and Telecommunications (16.95%), for a total of approximately 73.86% of the MSCI Spain. The MSCI Spain represented approximately 63.0% of the aggregate capitalization of the Spanish equity markets at August 30, 1996.

    THE MSCI SWEDEN INDEX ("MSCI SWEDEN"). The MSCI Sweden consists primarily of stocks that are traded on the Stockholm Stock Exchange. On August 30, 1996, the MSCI Sweden consisted of 31 stocks. As of August 30, 1996, the three largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented thereby were Ericsson (LM) (18.02%), Astra (17.10%), and ABB AB (5.82%), for a total of approximately 40.94% of the MSCI Sweden. As of August 30, 1996, the ten largest constituents comprised approximately 67.94% of the market capitalization of the MSCI Sweden. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby, were Electrical & Electronics (26.16%), Health & Personal Care (20.93%) and Banking (7.28%), for a total of approximately 54.37% of the MSCI Sweden. The MSCI Sweden represented approximately 59.4% of the aggregate capitalization of the Swedish equity markets at August 30, 1996.

    THE MSCI SWITZERLAND INDEX ("MSCI SWITZERLAND"). The MSCI Switzerland consists primarily of stocks that are traded on the Zurich Stock Exchange. On August 30, 1996, the MSCI Switzerland consisted of 41 stocks. The three largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented thereby were Roche Holding (16.02%), Nestle (13.81%) and Sandoz Ltd. (12.47%), for a total of approximately 42.30% of the MSCI Switzerland. As of August 30, 1996, the ten largest constituents comprised approximately 82.80% of the market capitalization of the MSCI Switzerland. As of August 30, 1996, the three most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby, were Health & Personal Care (35.55%), Banking (17.78%) and Food & Household Products (13.81%), for a total of approximately 67.14% of the MSCI Switzerland. The MSCI Switzerland represented approximately 79.5% of the aggregate capitalization of the Swiss equity markets at August 30, 1996.

    THE MSCI UNITED KINGDOM INDEX ("MSCI UK"). The MSCI UK consists primarily of stocks that are traded on the London Stock Exchange. On August 30, 1996, the MSCI UK consisted of 142 stocks. The three largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented thereby were British Petroleum (5.78%), Glaxo Wellcome (5.33%), and British Telecommunications (3.88%), for a total of approximately 14.99% of the MSCI UK. As of August 30, 1996, the ten largest constituents comprised approximately 34.08% of the market capitalization of the MSCI UK. As of August 30, 1996, the three most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby, were Health & Personal Care (11.15%), Banking (11.02%) and Merchandising (8.89%), or a total of approximately 31.06% of the MSCI UK. The MSCI UK represented approximately 64.5% of the aggregate capitalization of the United Kingdom equity markets at August 30, 1996.

    The graphs below present certain historical performance information, as calculated by MSCI, for the MSCI Indices that are the benchmark indices for each of the seventeen WEBS Index Series of the Fund. The MSCI Indices are unmanaged securities indices and do not bear transactional or operating costs and expenses, whereas the WEBS Index Series bear fees and expenses as described herein. See "Summary of Fund Expenses". Such fees and expenses reduce the return of each WEBS Index Series in comparison with its benchmark index. In addition, because each WEBS Index Series does not invest in all the securities in its benchmark index, the investment results do not necessarily correspond to those of its benchmark index. Moreover, the WEBS Index Series are subject to various limitations on their investment flexibility and these limits adversely affect their ability to meet their investment objective. See "Investment Policies" and "Implementation of Policies". The graphs measure total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends with adjustments for dividend withholding by foreign governments (except for the graph relating to the MSCI Mexico (Free), which reflects the reinvestment of dividends without adjustments for dividend withholding). The withholding tax rates applicable to the Australia, Malaysia and Singapore (Free) WEBS Index Series vary from the rates utilized by MSCI in computing the benchmark indices for such WEBS Index Series. See the first paragraph of this section.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI AUSTRALIA INDEX
1984                         (13.69%)
1985                           19.56%
1986                           42.28%
1987                            9.25%
1988                           36.40%
1989                            9.30%
1990                         (17.54%)
1991                           33.64%
1992                         (10.82%)
1993                           35.17%
1994                            5.40%
1995                           11.19%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI AUSTRIA INDEX
1984                       (4.91%)
1985                       176.26%
1986                        34.74%
1987                         2.23%
1988                         0.57%
1989                       103.91%
1990                         6.33%
1991                      (12.23%)
1992                      (10.65%)
1993                        28.09%
1994                       (6.28%)
1995                       (4.72%)
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI BELGIUM INDEX
1984                         11.36%
1985                         76.61%
1986                         78.37%
1987                          7.88%
1988                         53.63%
1989                         17.29%
1990                       (10.98%)
1991                         13.77%
1992                        (1.47%)
1993                         23.51%
1994                          8.24%
1995                         25.88%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI CANADA INDEX
1984                       (8.43%)
1985                        15.05%
1986                         9.94%
1987                        13.91%
1988                        17.07%
1989                        24.30%
1990                      (13.00%)
1991                        11.08%
1992                      (12.15%)
1993                        17.58%
1994                       (3.04%)
1995                        18.31%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI FRANCE INDEX
1984                         4.33%
1985                        82.01%
1986                        78.35%
1987                      (13.81%)
1988                        37.87%
1989                        36.15%
1990                      (13.83%)
1991                        17.83%
1992                         2.81%
1993                        20.91%
1994                       (5.18%)
1995                        14.12%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI GERMANY INDEX
1984                         (5.71%)
1985                         135.19%
1986                          35.29%
1987                        (24.75%)
1988                          20.60%
1989                          46.26%
1990                         (9.36%)
1991                           8.16%
1992                        (10.27%)
1993                          35.64%
1994                           4.66%
1995                          16.41%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI HONG KONG INDEX
1984                            46.99%
1985                            51.69%
1986                            56.11%
1987                           (4.11%)
1988                            28.12%
1989                             8.39%
1990                             9.17%
1991                            49.52%
1992                            32.29%
1993                           116.70%
1994                          (28.90%)
1995                            22.57%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI ITALY INDEX
1984                      8.12%
1985                    131.74%
1986                    108.28%
1987                   (21.30%)
1988                     11.46%
1989                     19.42%
1990                   (19.19%)
1991                    (1.82%)
1992                   (22.22%)
1993                     28.53%
1994                     11.56%
1995                      1.05%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI JAPAN INDEX
1984                      16.85%
1985                      43.07%
1986                      99.41%
1987                      43.03%
1988                      35.39%
1989                       1.71%
1990                    (36.10%)
1991                       8.92%
1992                    (21.45%)
1993                      25.48%
1994                      21.44%
1995                       0.69%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI MALAYSIA INDEX
1988                          26.54%
1989                          55.76%
1990                         (7.91%)
1991                           4.95%
1992                          17.76%
1993                         110.00%
1994                        (19.94%)
1995                           5.16%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI MEXICO (FREE) INDEX
1988                               71.98%
1989                               89.20%
1990                               62.65%
1991                              126.04%
1992                               24.98%
1993                               49.35%
1994                             (40.55%)
1995                             (20.37%)
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI NETHERLANDS INDEX
1984                               10.23%
1985                               59.62%
1986                               40.74%
1987                                7.07%
1988                               14.19%
1989                               35.79%
1990                              (3.19%)
1991                               17.80%
1992                                2.30%
1993                               35.28%
1994                               11.70%
1995                               27.71%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI SINGAPORE (FREE) INDEX
1988                                   34.18%
1989                                   44.88%
1990                                 (14.59%)
1991                                   43.61%
1992                                    4.49%
1993                                   73.41%
1994                                    5.81%
1995                                   12.19%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  MSCI SPAIN INDEX
1984                     39.05%
1985                     54.75%
1986                    121.24%
1987                     36.91%
1988                     13.53%
1989                      9.76%
1990                   (13.85%)
1991                     15.63%
1992                   (21.87%)
1993                     29.78%
1994                    (4.80%)
1995                     29.83%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI SWEDEN INDEX
1984                      (21.71%)
1985                        56.96%
1986                        65.59%
1987                         1.99%
1988                        48.33%
1989                        31.79%
1990                      (20.99%)
1991                        14.42%
1992                      (14.41%)
1993                        36.99%
1994                        18.34%
1995                        33.36%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MSCI SWITZERLAND INDEX
1984                            (11.95%)
1985                             105.72%
1986                              33.37%
1987                             (9.45%)
1988                               6.18%
1989                              26.21%
1990                             (6.23%)
1991                              15.77%
1992                              17.23%
1993                              45.79%
1994                               3.54%
1995                              44.12%
1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI UNITED KINGDOM INDEX
1984                                   5.31%
1985                                  53.02%
1986                                  26.95%
1987                                  35.09%
1988                                   5.95%
1989                                  21.87%
1990                                  10.29%
1991                                  16.02%
1992                                 (3.65%)
1993                                  24.44%
1994                                 (1.63%)
1995                                  21.27%
1996

MANAGEMENT OF THE FUND

    BOARD OF DIRECTORS. The Board of Directors of the Fund has responsibility for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Additional information about the Board of Directors and the officers of the Fund appears in the Statement of Additional Information under the heading "Management of the Fund".

    ADVISER. Barclays Global Fund Advisors, formerly BZW Barclays Global Fund Advisors, is the Adviser to the Fund and, subject to the supervision of the Board of Directors of the Fund, is responsible for the investment management of each WEBS Index Series, which includes application of portfolio optimization techniques. It is located at 45 Fremont Street, San Francisco, California 94105. The Adviser is a California Corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its parent, Barclays Global Investors, N.A., are responsible for managing or providing investment advice for assets aggregating in excess of $310 billion as of August 30, 1996. For its investment management services to each

WEBS Index Series, the Adviser is paid management fees equal to each WEBS Index Series' allocable portion of: .27% per annum of the aggregate net assets of the Fund less than or equal to $1.7 billion, plus .15% per annum of the aggregate net assets of the Fund between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Fund between $7 billion and $10 billion, plus
 .08% per annum of the aggregate net assets of the Fund in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. From time to time, a WEBS Index Series, to the extent consistent with its investment objective, policies and restrictions, may invest in the securities of companies with which the Adviser has a lending relationship.

    ADMINISTRATOR. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., is the Administrator of the Fund, and is responsible for certain clerical, recordkeeping and bookkeeping services, except those performed by the Adviser, by Morgan Stanley Trust Company in its capacity as Custodian, or by PNC Bank, N.A. in its capacity as Transfer Agent. PFPC, as Administrator, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. For the administrative and fund accounting services PFPC provides to the Fund, PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus
 .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion (the "Standard Fee Schedule"). From time to time PFPC may waive all or a portion of its fees. PFPC will charge an annual minimum fee of $850,000 for fiscal year one, $1,275,000 for fiscal year two, and 1700,000 for fiscal year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per portfolio, respectively). PFPC's minimum fees are subject to a maximum of an annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% will be recouped as the WEBS Index Series' asset levels reach thresholds to permit such recovery of fees. Once the aggregate minimum fees are recouped, the standard fee schedule, including minimum fee rates, will apply, subject to the maximum charge of .17% of average daily net assets and future recoupment of any deferred minimum fees.

    If the administrator is terminated within the first three years of the Fund's operations, each WEBS Index Series will repay the Administrator the difference between the amounts calculated under the Standard Fee Schedule and the amounts paid during the first year of operations. This repayment obligation does not exist if the Administrator is removed (i) for failing to substantially perform to the satisfaction of the Board its material obligations under the Agreement or (ii) in order to comply with federal or state law, the Fund shall pay any reasonable costs of time and material associated with the deconversion and PFPC will recoup 100% of the fees waived during the first year.

    DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor") is the distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109. Investor information can be obtained by calling 1-800-810-WEBS(9327). WEBS are sold by the Fund and distributed only in Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units will not be distributed by the Distributor. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Fund has a distribution plan pursuant to Rule 12b-1 under the

1940 Act ("Rule 12b-1 Plan"). Each WEBS Index Series operates the Rule 12b-1 Plan in accordance with its terms and the NASD Rules concerning maximum sales charges. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fees to be paid to the Distributor under the Rule 12b-1 Plan are calculated and paid monthly with respect to each WEBS Index Series at an annual rate of up to .25% of the average daily net assets of such WEBS Index Series. From time to time the Distributor may waive all or a portion of the fees. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of each WEBS Index Series including payments for any activities or expenses primarily intended to result in or required for the sale of the WEBS Index Series' shares, including promotional and marketing activities related to the sale of shares of the WEBS Index Series, expenses related to the preparation, printing and distribution of prospectuses and sales literature, certain communications to and with shareholders, advertisements, and payments made to representatives or others for selling shares of WEBS Index Series or for providing ongoing shareholder services and/or maintenance of shareholder accounts. The Distributor may retain any amount of its fee that is not so expended. The amount of such fee is not dependent upon the distribution expenses actually incurred by the Distributor. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. See "Investment Advisory, Management, Administrative and Distribution Services" in the Statement of Additional Information.

    CUSTODIAN AND LENDING AGENT. Morgan Stanley Trust Company ("MSTC") serves as the Custodian for the cash and portfolio securities of each WEBS Index Series of the Fund. MSTC also serves as Lending Agent of the portfolio securities of each WEBS Index Series. As Lending Agent, MSTC causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services as Lending Agent, the Fund will pay MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned. MSTC, as Custodian and Lending Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York 11201.

    TRANSFER AGENT. PNC Bank, N.A. ("PNC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services to the Fund. PNC, as transfer agent (the "Transfer Agent"), has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PNC is Broad and Chestnut Streets, Philadelphia, PA 19110.

    The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depositary institution to become an underwriter or distributor of securities. However, in the opinion of the Fund, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

    In addition to the fees described above, the Fund is responsible for the payment of expenses that include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, brokerage and other costs (including costs incurred by a WEBS Index Series in connection with any rebalancing of its portfolio), legal and audit fees, and litigation and extraordinary expenses.

EXCHANGE LISTING AND TRADING OF WEBS

    The WEBS of each WEBS Index Series have been listed for trading on the AMEX. WEBS trade on the AMEX at prices that differ to some degree from their net asset value. See "Investment Considerations and Risks" and "Determination of Net Asset Value". However, given that WEBS can be created or redeemed in Creation Unit aggregations, the Fund believes that large discounts or premiums to the net asset value of WEBS should not be sustainable. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged or that an active trading market will develop or be maintained for the WEBS of any particular WEBS Index Series. The AMEX may remove the WEBS of a WEBS Index Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a WEBS Index Series, there are fewer than 50 beneficial holders of the WEBS of such WEBS Index Series for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such WEBS Index Series is based is no longer calculated or available or (3) such other event occurs or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the WEBS from listing and trading upon termination of the Fund.

INVESTMENT CONSIDERATIONS AND RISKS

    An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and the significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war. Certain WEBS Index Series-specific considerations are set forth in the Statement of Additional Information.

    VOLATILITY OF FOREIGN EQUITY MARKETS

    The U.S. dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of U.S. markets. For example, from 1991-1995, the average price volatility of the Standard and Poor's 500 Index, a broad measure of the U.S. equity market, was 9.9%. In contrast, during the same period, the average price volatility of the respective MSCI Indices was as follows: the MSCI Australia (15.7%), the MSCI Austria (18.5%), the MSCI Belgium (14.4%), the MSCI Canada (10.6%), the MSCI France (17.0%), the MSCI Germany (17.4%), the MSCI Hong Kong (22.9%), the MSCI Italy (24.5%), the MSCI Japan (21.7%), the MSCI Malaysia

(19.9%), the MSCI Mexico (Free) (38.4%), the MSCI Netherlands (12.4%), the MSCI Singapore (Free) (14.0%), the MSCI Spain (18.4%), the MSCI Sweden (21.1%), the MSCI Switzerland (15.4%), and the MSCI United Kingdom (14.8%). Short-term volatility in these markets can be significantly greater.

    FOREIGN CURRENCY FLUCTUATIONS

    Because each WEBS Index Series' assets are generally invested in non-U.S. securities, and because a substantial portion of the revenues and income of each WEBS Index Series are received in a foreign currency, while WEBS Index Series dividends and other distributions are paid in U.S. dollars, the dollar value of a WEBS Index Series' net assets are adversely affected by reductions in the value of subject foreign currency relative to the dollar and are positively affected by increases in the value of such currency relative to the dollar. Also, government or monetary authorities have imposed and may in the future impose exchange controls that could adversely affect exchange rates. Any such currency fluctuations will affect the net asset value of a WEBS Index Series irrespective of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, the Fund does not expect to engage in currency transactions for the purpose of hedging against the decline in value of any foreign currencies.

    CONCENTRATION AND LACK OF DIVERSIFICATION OF CERTAIN WEBS INDEX SERIES

    Each WEBS Index Series of the Fund (except for the Canada WEBS Index Series, the France WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series) is classified as "non-diversified" for purposes of the 1940 Act, which means each of those WEBS Index Series is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of WEBS Index Series concentrate their investments in particular industries. See "Investment Policies" herein. However, each WEBS Index Series, regardless of whether classified as non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to relieve the WEBS Index Series of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. See "Dividends and Capital Gains Distributions" and "Tax Matters" in this Prospectus. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain WEBS Index Series and makes it less likely that such WEBS Index Series will meet their investment objectives.

    The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series, which may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies. The WEBS of a WEBS Index Series may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested than the subject WEBS Index Series in the equity securities of the relevant market. Information concerning the companies and industry sectors that represent the largest components of the various benchmark indices is set forth above under "The Benchmark MSCI Indices Utilized by the WEBS Index Series".

    As indicated above, the WEBS have been listed for trading on the AMEX. There can be no assurance that active trading markets for the WEBS will develop or be maintained. The Distributor does not maintain a secondary market in WEBS. Trading in WEBS on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in WEBS inadvisable. In addition, trading in WEBS on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules that require trading in securities on the AMEX to be halted in the event of specified market moves. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of any WEBS Index Series will continue to be met or will remain unchanged. See "Exchange Listing and Trading".

    The net asset value of the WEBS of a WEBS Index Series fluctuate with changes in the market value of the portfolio securities of the WEBS Index Series and changes in the market rate of exchange between the U.S. dollar and the subject foreign currency. The market prices of WEBS fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Fund cannot predict whether WEBS will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for WEBS will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the subject MSCI Index trading individually or in the aggregate at any point in time. However, given that WEBS can be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund believes that large discounts or premiums to the net asset value of WEBS should not be sustainable.

    LENDING OF SECURITIES

    Although each WEBS Index Series receives collateral in connection with all loans of portfolio securities, and such collateral is marked to market, the WEBS Index Series would be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (E.G., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each WEBS Index Series bears the risk of loss of any collateral that it invests in Short-Term Investments.

    USE OF CERTAIN INSTRUMENTS

    The risk of loss associated with futures contracts is potentially unlimited due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, no WEBS Index Series will use futures contracts, options or swap agreements for speculative purposes or to leverage its net assets and each WEBS Index Series will comply with applicable SEC requirements regarding the segregation of assets in connection with futures positions. Accordingly, the primary risks associated with the use of futures contracts, options and swap agreements by a WEBS Index Series are: (I) imperfect correlation between the change in market value of the stocks in the benchmark index or held by the WEBS Index Series and the prices of futures contracts, options and swap agreements;
(ii) possible lack of a liquid secondary market for a futures contract or listed option and the resulting inability to close futures or listed option positions prior to their maturity date; and (iii) the risk of the counterparty or guaranteeing agent defaulting. Over-the-counter options and swap agreements are generally less liquid than exchange traded securities and the SEC staff considers most over-the-counter options to be illiquid. The Fund will treat such options as illiquid to the extent required by applicable SEC staff positions. Illiquid assets may not represent more than 15% of the net assets of a WEBS Index Series.

    Since there are generally no futures traded on the MSCI Indices, it may be necessary for a WEBS Index Series to utilize other futures contracts or combinations thereof to simulate the performance of the relevant MSCI Index. This process may magnify the "tracking error" of the WEBS Index Series' performance compared to that of the MSCI Index, due to the lower correlation of the selected futures with the MSCI Index. The Adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to represent the market performance of the WEBS Index Series' underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of the relevant MSCI Index. Certain foreign stock index futures contracts and options thereon are not currently available to U.S. persons such as the Fund under applicable law.

    See also "Special Considerations and Risks" in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each WEBS Index Series of the Fund is computed by dividing the value of the net assets of such WEBS Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.

    In computing a WEBS Index Series' net asset value, the WEBS Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Foreign currency values are converted into U.S. dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time).

CREATION UNITS

    The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of WEBS specified for each WEBS Index Series. The following table sets forth the number of WEBS of a WEBS Index Series that constitute a Creation Unit for such WEBS Index Series and the value of such Creation Unit at December
  , 1996:

                                                                                                       VALUE PER
WEBS INDEX SERIES                                                           WEBS PER CREATION UNIT   CREATION UNIT
--------------------------------------------------------------------------  -----------------------  -------------
                                                                                                     (IN DOLLARS)
Australia WEBS Index Series...............................................            200,000
Austria WEBS Index Series.................................................            100,000
Belgium WEBS Index Series.................................................             40,000
Canada WEBS Index Series..................................................            100,000
France WEBS Index Series..................................................            200,000
Germany WEBS Index Series.................................................            300,000
Hong Kong WEBS Index Series...............................................             75,000
Italy WEBS Index Series...................................................            150,000
Japan WEBS Index Series...................................................            600,000
Malaysia WEBS Index Series................................................             75,000
Mexico (Free) WEBS Index Series...........................................            100,000
Netherlands WEBS Index Series.............................................             50,000
Singapore (Free) WEBS Index Series........................................            100,000
Spain WEBS Index Series...................................................             75,000
Sweden WEBS Index Series..................................................             75,000
Switzerland WEBS Index Series.............................................            125,000
United Kingdom WEBS Index Series..........................................            200,000

    See "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units". The Board of Directors of the Fund reserves the right to declare a split in the number of WEBS outstanding of any WEBS Index Series of the Fund, and to make a corresponding change in the number of WEBS constituting a Creation Unit, in the event that the per WEBS price in the secondary market rises to an amount that exceeds the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS

    THE FUND ISSUES AND SELLS WEBS OF A WEBS INDEX SERIES ONLY IN CREATION UNITS ON A CONTINUOUS BASIS THROUGH THE DISTRIBUTOR AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF AN ORDER IN PROPER FORM, WITHOUT AN INITIAL SALES LOAD. The consideration for purchase of a Creation Unit of WEBS of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Deposit Securities") and an amount of cash computed as described below (the "Cash Component"). The Cash Component is a balancing amount to cover accrued dividends and to equalize any difference between the value of the Deposit Securities and the net asset value of a Creation Unit of WEBS as determined on the date on which WEBS are to be purchased and issued. Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit" which represents the minimum initial and subsequent investment amount for shares of any WEBS Index Series from the Fund. Tendered securities in the Portfolio Deposit are valued in the same manner as the relevant WEBS Index Series values its portfolio securities. WEBS may also be issued and sold in Creation Units for cash in certain circumstances; however, the Fund does not ordinarily permit cash purchases of Creation Units and any WEBS Index Series that permits cash sales reserves the right to suspend such sales at any time.

    The Deposit Securities for each WEBS Index Series generally change with changes in the corresponding MSCI Index. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the portfolio constituting the Deposit Securities which may not be available in sufficient quantity for delivery or for other similar reasons. The Deposit Securities must be delivered for receipt in an account of the Fund maintained at the applicable local subcustodian.

    A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transaction costs of each WEBS Index Series associated with issuance of Creation Units of WEBS. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses". Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.

    The foregoing description of the issuance of Creation Units of WEBS is only a summary. Investors interested in purchasing Creations Units of WEBS from the Fund will need to refer to "Purchase and Issuance of WEBS in Creation Units" in the Statement of Additional Information for additional details.

REDEMPTION OF WEBS IN CREATION UNITS

    WEBS OF A WEBS INDEX SERIES ARE REDEEMED BY THE FUND ONLY IN CREATION UNITS AT THEIR NET ASSET VALUE NEXT DETERMINED AFTER RECEIPT OF A REDEMPTION REQUEST IN PROPER FORM BY THE DISTRIBUTOR. WEBS IN AMOUNTS LESS THAN CREATION UNITS ARE NOT REDEEMABLE. The Fund generally redeems a Creation Unit of WEBS principally on an in-kind basis for Deposit Securities as announced by the Distributor, plus cash in an amount equal to the difference between the net asset value of the WEBS being redeemed, as next determined after receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. A WEBS Index Series may also redeem Creation Units for cash in certain circumstances; however, the Fund does not ordinarily permit cash redemptions and any WEBS Index Series that permits cash redemptions reserves the right to suspend such redemptions at any time.

    Investors may purchase WEBS in the secondary market and aggregate such purchases into a Creation Unit for redemption. There can be no assurance, however, that there always will be sufficient liquidity in the public trading market to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. The approximate cost of a Creation Unit of each WEBS Index Series is indicated under the heading "Creation Units".

    A redemption transaction fee payable to the Fund is imposed to offset transaction costs that may be incurred by a WEBS Index Series in connection with redemption of Creation Units of WEBS. The redemption transaction fee for redemptions in kind and for cash (when available) are listed in the Shareholder Transaction Expenses table in "Summary of Fund Expenses". Investors also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order.

    Because the portfolio securities of a WEBS Index Series may trade on the relevant exchange(s) on days that the AMEX is closed, shareholders may not be able to redeem their Creation Units of such WEBS Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such WEBS Index Series could be significantly affected by events in the relevant foreign markets.

    The foregoing description of the redemption of Creation Units of WEBS is only a summary. Investors interested in redeeming Creation Units of WEBS need to refer to "Redemption of WEBS in Creation Units" in the Statement of Additional Information for additional details.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Dividends from net investment income, including net foreign currency gains, if any, are declared and paid at least annually and net realized securities gains, if any, are distributed at least annually. Dividends may be declared and paid more frequently than annually for certain WEBS Index Series to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series net of expenses of such WEBS Index Series, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters". Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional WEBS. The Fund will inform shareholders within 60 days after the close of the WEBS Index Series' taxable year of the amount and nature of all distributions made to them.

TAX MATTERS

    A person other than a tax-exempt entity who exchanges securities for Creation Units of WEBS generally will recognize gain and generally should recognize loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid. It is possible, however, that the Internal Revenue Service may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales", and persons exchanging securities should consult their own tax advisors with respect to when such a loss might be deductible.

    Each WEBS Index Series of the Fund intends to qualify for and to elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company, a WEBS Index Series is not subject to U.S. federal income tax on its income and gains that it distributes to shareholders, provided that it distributes annually at least 90% of its investment company taxable income. Investment company taxable income generally includes income from dividends and interest and gains and losses from currency transactions net of operating expenses plus the WEBS Index Series' net short-term capital gains in excess of its net long-term capital losses. Each WEBS Index Series distributes to its shareholders at least annually all of its investment company taxable income and any realized net long-term capital gains.

    Dividends paid out of a WEBS Index Series' investment company taxable income are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held the WEBS. Dividends paid by a WEBS Index Series generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits are treated as a tax-free return of capital to each of the WEBS Index Series' investors to the extent of the investor's basis in its WEBS, and as capital gain thereafter. Any dividend declared by a WEBS Index Series in October, November or December of any calendar year and payable to investors of record on a specified date in such a month shall be deemed to have been received by each investor on December 31 of such calendar year and to have been paid by the WEBS Index Series not later than such December 31 so long as the dividend is actually paid by the WEBS Index Series during January of the following calendar year. A distribution by a WEBS Index Series will reduce its net asset value per share and may be taxable to the investor as ordinary income or net capital gain as described above even though, from an investment standpoint, it may constitute a return of capital and this phenomenon may be more pronounced given the WEBS Index Series' policy of making distributions in excess of the sum of its investment company taxable income and its net long-term capital gains.

    Any gain or loss realized upon a sale or redemption of WEBS by a shareholder that is not a dealer in securities is generally treated as a long-term capital gain or loss if the WEBS have been held for more than one year, and otherwise as a short-term capital gain or loss. However, if WEBS on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such WEBS have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized on a sale or exchange of WEBS will be disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares, in which case the basis of the shares acquired will be adjusted upward to reflect the disallowed loss.

    Each WEBS Index Series may be subject to foreign income taxes withheld at source. As more than 50% of the value of the total assets of each WEBS Index Series at the close of its taxable year will consist of stock or securities of foreign corporations, a WEBS Index Series will be eligible (and intends) to file an election with the Internal Revenue Service to "pass through" to its investors the amount of foreign income taxes (including withholding taxes) paid by the WEBS Index Series. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating U.S. taxable income or as a credit in calculating U.S. federal income tax. Each investor will be notified of the investor's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

    The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S.

Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the investor's U.S. federal income tax liability.

    An investor in a WEBS Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of a WEBS Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a WEBS Index Series.

    For further information on taxes see "Taxes" in the Statement of Additional Information.

BOOK-ENTRY ONLY SYSTEM

    The Depository Trust Company ("DTC") acts as securities depositary for the WEBS. WEBS are represented by global securities, which are registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

    DTC has advised the Fund as follows: DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

    Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS. Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or are not entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS.

    WEBS distributions are made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, will immediately credit DTC

Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants are governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in a "street name," and are the responsibility of such DTC Participants.

    See "Book-Entry Only System" in the Statement of Additional Information for additional details.

PERFORMANCE

    The performance of the WEBS Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

    Quotations of average annual total return will be expressed in terms of average annual rate of return of a hypothetical investment in a WEBS Index Series over periods of 1, 5 and 10 years (or the life of the WEBS Index Series, if shorter). Such total return figures reflect the deduction of a proportional share of such WEBS Index Series' expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

    Quotations of a cumulative total return are calculated for any specified period by assuming a hypothetical investment in a WEBS Index Series on the date of the commencement of the period and assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period is divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

    The yield of a WEBS Index Series refers to income generated by an investment in such WEBS Index Series over a specified 30-day (one month) period. Yields for the WEBS Index Series are expressed as annualized percentages.

    Quotations of average annual total return, cumulative total return or yield reflect only the performance of a hypothetical investment in a WEBS Index Series during the particular time period on which the calculations are based. Such quotations for a WEBS Index Series will vary based on changes in market conditions and the level of such WEBS Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

GENERAL INFORMATION

    The Fund is organized as a Maryland corporation. The Articles of Incorporation, as amended, currently permit the Fund to issue 6 billion shares of common stock with a par value of $.001 per share. Fractional shares will not be issued. In addition to the seventeen WEBS Index Series described herein, the Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. Any such additional series may seek to track the investment results represented by an equity securities index compiled by MSCI or by another index compiler.

    The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Each share has one vote with respect to matters upon which a shareholder vote is required; shareholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular WEBS Index Series it will be voted on only by that WEBS Index Series and if a matter affects a particular WEBS Index Series differently from other WEBS Index Series, that WEBS Index Series will vote separately on such matter. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law.

    Absent an applicable exemption, beneficial owners of 10% of the WEBS of a WEBS Index Series are subject to the insider reporting, short-swing profit and short sale provisions under the Securities Exchange Act of 1934 (the "1934 Act"). The 1934 Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of WEBS within any period of less than six months is recoverable by the WEBS Index Series. Additionally, every such beneficial owner must file with the SEC a statement showing ownership and change in ownership of WEBS within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of WEBS.

    Ernst & Young, LLP serves as independent auditors for the Fund and audits its financial statements annually.

AVAILABLE INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith and the Statement of Additional Information, may be examined at the offices of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549. Such documents and other information concerning the Fund may also be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006.

    Statements contained in this Prospectus as to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

    Shareholder inquiries may be directed to the Fund in writing, to c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                [LOGO]

                                                                        FFCPROSP

                              WEBS INDEX FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 2, 1997



     This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated January 2, 1997 (the "Prospectus") for WEBS Index Fund, Inc. (the "Fund"), as it may be revised from time to time. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Fund or the Distributor. The Fund's address is WEBS Index Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

                                TABLE OF CONTENTS




                                                                                  PAGE
                                                                                  ----
General Description of the Fund. . . . . . . . . . . . . . . . . . . . . . . . .   1
Investment Policies and Restrictions . . . . . . . . . . . . . . . . . . . . . .   1
Special Considerations and Risks . . . . . . . . . . . . . . . . . . . . . . . .  15
The MSCI Indices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Exchange Listing and Trading . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
Investment Advisory, Management, Administrative and Distribution Services. . . .  49
Brokerage Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
Book Entry Only System . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
Purchase and Issuance of WEBS in Creation Units. . . . . . . . . . . . . . . . .  54
Redemption of WEBS in Creation Units . . . . . . . . . . . . . . . . . . . . . .  58
Determining Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . .  61
Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . .  61
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
Capital Stock and Shareholder Reports. . . . . . . . . . . . . . . . . . . . . .  63
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
Counsel and Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .  65
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
APPENDICES
  APPENDIX A: MSCI Indices as of _____________, 1996
  APPENDIX B: Holidays Applicable to Each Index Series
  APPENDIX C: Supplemental Educational Information on WEBS
     -  The Case For International Index Investing
     -  Individual Country Fact Sheets

                  Japan
                  Germany
                  France
                  Hong Kong
                  Australia
                  Mexico
                  Sweden
     -  Frequently Asked Questions (Q & A)
     -  WEBS Investment Highlights
     -  MSCI Index Performance Charts


                                  -------------

     THE MSCI INDICES ARE THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY"). MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY WEBS INDEX FUND, INC. THE MSCI INDICES ARE DETERMINED, COMPOSED AND CALCULATED BY CAPITAL INTERNATIONAL PERSPECTIVE S.A. ("CIPSA"), A SUBSIDIARY OF CAPITAL INTERNATIONAL S.A.

     WORLD EQUITY BENCHMARK SHARES ARE NOT SPONSORED, ENDORSED, OR PROMOTED BY MORGAN STANLEY. MORGAN STANLEY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE WEBS OF ANY WEBS INDEX SERIES PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK GENERAL STOCK MARKET PERFORMANCE. MORGAN STANLEY IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MORGAN STANLEY, INCLUDING THE MORGAN STANLEY CAPITAL INTERNATIONAL SERVICE MARK ("MSCI") WHICH MARK IS ASCRIBED TO THE INDICES CREATED BY CIPSA AND LICENSED TO MORGAN STANLEY. THE MSCI INDICES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE WEBS OF ANY WEBS INDEX SERIES OR THE ISSUER THEREOF. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OF THE WEBS OF ANY WEBS INDEX SERIES OR THE OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING, IN THE CASE OF CIPSA, OR DISSEMINATING, IN THE CASE OF MORGAN STANLEY, THE RESPECTIVE MSCI INDICES. NEITHER MORGAN STANLEY NOR CIPSA IS RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE WEBS OF ANY WEBS INDEX SERIES TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE WEBS OF ANY

WEBS INDEX SERIES ARE REDEEMABLE. NEITHER MORGAN STANLEY NOR CIPSA HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE WEBS OF ANY WEBS INDEX SERIES IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE WEBS OF ANY WEBS INDEX SERIES.

     ALTHOUGH CIPSA SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR CIPSA GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF ANY MSCI INDEX OBTAINED FROM INDEPENDENT SOURCES. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR CIPSA MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE MSCI INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR CIPSA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The information contained herein regarding MSCI, the MSCI Indices, local securities markets and DTC was obtained from publicly available sources.

     Unless otherwise specified, all references in this Statement of Additional Information to "dollars", "USD", "US$" or "$" are to United States Dollars, all references to "AUD", or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Nuevo Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, and all references to "GBP", "L" or "L" are to British Pounds Sterling. On February 29, 1996 (__________) , the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US$1.00: AUD 0.7643 (__________), ATS 10.34 (__________), BEF 30.22 (__________), CAD 1.3728
(__________), FRF 5.0425,(__________) DEM 1.4703 (__________), HKD 7.7315
(__________), ITL 1558.50 (__________), JPY 105.12,(__________) MYR 2.549
(__________), MXN 7.635 (__________), NLG 1.6458 (__________), SGD
1.4122,(__________) ESP 123.75 (__________), SEK 6.754 (__________), CHF 1.199
(__________) and GBP 1.532 (__________). Some numbers in this Statement of Additional Information have been rounded. All US Dollar equivalents provided in this Statement of Additional Information are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                         GENERAL DESCRIPTION OF THE FUND

     WEBS Index Fund, Inc. (the "Fund") is a management investment company organized as a series fund. The Fund initially consists of seventeen series (each, a "WEBS Index Series"), each of which invests in a portfolio of common stocks (the "Portfolio Securities") consisting of some or all of the component securities of a specified foreign securities index, selected to reflect the performance thereof. The Fund was incorporated under the laws of the State of Maryland on September 1, 1994. The shares of each WEBS Index Series are referred to herein as "World Equity Benchmark Shares-SM-" or "WEBS-SM-". The seventeen WEBS Index Series offered by the Fund are the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series and the United Kingdom WEBS Index Series.

     Each WEBS Index Series offers and issues WEBS at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"), usually in exchange for a basket of Portfolio Securities (together with the deposit of a specified cash payment). Such Creation Units of WEBS are separable upon issue into identical shares which are listed and traded on the American Stock Exchange (the "AMEX"). WEBS are also redeemable only in Creation Units, also usually in exchange for Portfolio Securities and a specified cash payment. The Fund reserves the right to offer a "cash" option for sales and redemptions of WEBS (subject to applicable legal requirements), as well as the option to offer WEBS on a "cash only" basis. In each instance of such cash sales or redemptions, the Fund will impose transaction fees based on transaction expenses in the particular country that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with requirements of the Securities and Exchange Commission applicable to management investment companies offering redeemable securities.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following information supplements and should be read in conjunction with the sections entitled "Investment Policies" and "Investment Restrictions of the Fund" in the Prospectus.

     Each of the seventeen WEBS Index Series has the policy to remain as fully invested as practicable in a pool of equity securities the performance of which will approximate the performance of the subject MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are included in the relevant market, and will at all times invest at least 90% of its total assets in such stocks. A WEBS Index Series may invest its remaining assets in Short-Term Investments (defined below) and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps, cash, forward currency exchange contracts and Short-Term Investments that are intended to provide the WEBS Index Series with exposure to such stocks (the WEBS Index Series will not use such instruments to leverage their investment portfolios). "Short-Term Investments" are short-term high quality debt securities that include: obligations of the United States Government and its agencies or instrumentalities; commercial paper (rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation), bank certificates of deposit and bankers' acceptances; repurchase agreements collateralized by the foregoing securities; and participation interests in such securities; and shares of money market funds (subject to applicable limits under the Investment Company Act).

     A WEBS Index Series will not invest in cash reserves or Short-Term Investments, or utilize futures contracts, options on futures contracts, options or swap agreements as part of a temporary defensive strategy to protect against potential stock market declines. A WEBS Index Series may enter into forward currency exchange contracts and foreign currency futures contracts in order to facilitate settlements in local markets in connection with stock index futures, and to protect against currency exposure in connection with its distributions to shareholders, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

INVESTMENTS IN SUBJECT EQUITY MARKETS

     Brief descriptions of the equity markets in which the respective WEBS Index Series are invested are provided below.

THE AUSTRALIAN EQUITY MARKETS

 GENERAL BACKGROUND. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became the stock exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS". SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

 REPORTING, ACCOUNTING AND AUDITING. Australian reporting accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Australian equity markets was approximately AUD 338.6 billion or US$274.7 billion.

THE AUSTRIAN EQUITY MARKETS

 GENERAL BACKGROUND. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificate for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler), of whom there are three.

 REPORTING, ACCOUNTING AND AUDITING. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Austrian equity markets was approximately ATS 405.9 billion or US$38.8 billion.

THE BELGIAN EQUITY MARKETS

 GENERAL BACKGROUND. The Brussels Stock Exchange (BSE) was founded by Napoleanic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee (the "SEC") organizes and supervises the different markets and ensures market transparency. The SEC also admits or dismisses brokerage firms and ensures compliance with all regulations. It is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market".

 REPORTING, ACCOUNTING AND AUDITING. Belgian reporting accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Belgian equity markets was approximately BEF 3,135.5 billion or US$108.7 billion.

THE CANADIAN EQUITY MARKETS

 GENERAL BACKGROUND. The first Canadian stock exchange appeared in the 1870's. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest in North America and among the ten largest in the world.

 REPORTING, ACCOUNTING AND AUDITING. As recognized by the Securities and Exchange Commission in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompasses all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Canadian markets was approximately CAD 480.8 billion or US$397.3 billion.


THE FRENCH EQUITY MARKETS

 GENERAL BACKGROUND. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and
(3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe De Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

     Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Securities are denominated in the official unit of currency, the French Franc. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

 REPORTING, ACCOUNTING AND AUDITING. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the French equity markets was approximately FF 2,679.0 billion or US$559.5 billion.

THE GERMAN EQUITY MARKETS

 GENERAL BACKGROUND. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in German Marks, the official currency of Germany. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

 REPORTING, ACCOUNTING AND AUDITING. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Germany equity markets was approximately DM 894.8 billion or US$320.1 billion.

THE HONG KONG EQUITY MARKETS

 GENERAL BACKGROUND. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

 REPORTING, ACCOUNTING AND AUDITING. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Hong Kong equity markets was approximately HKD 2,400.8 billion or US$332.3 billion.

THE ITALIAN EQUITY MARKETS

 GENERAL BACKGROUND. The first formal exchange was created in Italy in 1808 with the establishment of the Milan Stock Exchange. Since then nine other exchanges have been founded. Milan is the most important exchange, accounting for 90% of total equity volume and about 80% of turnover in fixed income securities. After the Milan Stock Exchange the other exchanges, in order of importance are: Rome, Turin, Genoa, Bologna, Florence, Naples, Palermo, Trieste and Venice. By law the only persons allowed to trade in the official posts of the stock exchange are the stockbrokers, who must act as brokers and not trade for their own account. Banks and intermediaries are allowed to enter the trading post as observers. In 1991, the Parliament passed legislation creating Societa di intermediazone mobiliare (SIMs). SIMs were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts. In 1986, the Centro Elaboraizione Dati (C.E.D. Borsa), a subsidiary of the Milan Stock Exchange, developed a supporting service called Borsamat. The Borsamat records all trading floor orders, links all Italian exchanges, checks transaction details and issues confirmations. Italy has the world's largest government securities market after the United States and Japan. At the end of 1993, issues of treasury bills, notes and bonds outstanding totaled US$1,133 billion.

 REPORTING, ACCOUNTING AND AUDITING. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission. These practices bear some similarities to United States standards, but differ significantly in many important respects. In general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Italian markets was approximately ITL 299,512.6 billion or US$245.2 billion.

THE JAPANESE EQUITY MARKETS

 GENERAL BACKGROUND. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

 REPORTING, ACCOUNTING AND AUDITING. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Japanese equity markets was approximately JPY 377,880.4 billion or US$3,469.2 billion.

THE MALAYSIAN EQUITY MARKETS

 GENERAL BACKGROUND. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of April 30, 1993, 320 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. Fifty-seven companies were listed on the Second Board as of April 30, 1993. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 counters. The New Straits Times Industrial Index is an average of 30 industrial stocks.

 REPORTING, ACCOUNTING AND AUDITING. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Malaysian equity markets was approximately MYR 543.5 billion or US$258.4 billion.

THE MEXICAN EQUITY MARKETS

 GENERAL BACKGROUND. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to "Casas de Bolsa" ("brokerage houses") and "Especialistas Bursatiles" (stock exchange specialists).

REPORTING, ACCOUNTING AND AUDITING. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Mexican equity markets was approximately MXN__________ billion or US$_____________ billion.

THE NETHERLANDS EQUITY MARKETS

 GENERAL BACKGROUND. Trading securities on the Amsterdam Stock Exchange (ASE) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876 and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the Amsterdam Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the ASE may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

 REPORTING, ACCOUNTING AND AUDITING. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Dutch equity markets was approximately NLG 492.8 billion or US$333.2 billion.

THE SINGAPOREAN EQUITY MARKETS

 GENERAL BACKGROUND. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until December 1989 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

 REPORTING, ACCOUNTING AND AUDITING. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Singaporean markets was approximately SGD 222.1 billion or US$144 billion.

THE SPANISH EQUITY MARKETS

 GENERAL BACKGROUND. The trading of shares in Spain dates back to 1831 when the Madrid Stock Exchange was founded. Since that time other exchanges have been established in Barcelona, Bilbao and Valencia, although the latter remains purely a local market. Madrid is by far the most active and the most international market exchange, accounting for nearly 50% of total market capitalization of both bonds and stocks. The next largest exchange is Barcelona, founded in 1915. Membership at each stock exchange in Spain is restricted to stockbrokers nominated by the Ministry of Finance. In order to practice their profession, a broker must belong to the Association of Brokers. In
November 1986, the Madrid Stock Exchange opened the new second market, or unlisted securities market, as part of an effort to expand the range of Spanish companies whose shares are publicly quoted. The second market provides small and medium-sized companies with access to the trading market of the Madrid Stock Exchange.

 REPORTING, ACCOUNTING AND AUDITING. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Spanish equity markets was approximately ESP 19,230.2 billion or US$167.4 billion.

THE SWEDISH EQUITY MARKETS

 GENERAL BACKGROUND. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the stock exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970's the Stockholm market was characterized by limited turnover and dull trading conditions. In 1980 the market started to climb and for several years Stockholm was one of the best performing stock markets in both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980's. The Stockholm Stock Exchange is structured on a membership basis, with the Bank Inspection Board being the supervising authority. The board consists of 11 directors and one chief executive. The directors of the board are elected by the Swedish government, and the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A1 list, for the largest and most heavily traded companies. The second distinct market is the Over-the-Counter Market, which is more loosely regulated than the official market and caters to small and medium sized companies. The other market is the unofficial parallel market which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been delisted from the other markets and those which are only occasionally available for trading.

     There are also two independent markets for options -- the Swedish Options Market (OM) and the Swedish Options and Futures Exchange (SOFE). They offer calls, puts and forwards on Swedish stocks and stock market index.

 REPORTING, ACCOUNTING AND AUDITING. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Swedish equity markets was approximately SEK 1,192.9 billion or US$217.3 billion.

THE SWISS EQUITY MARKETS

 GENERAL BACKGROUND. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

 REPORTING, ACCOUNTING AND AUDITING. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the total market capitalization of the Swiss equity markets was approximately CHF 454.0 billion or US$410.9 billion.

THE UNITED KINGDOM EQUITY MARKETS

 GENERAL BACKGROUND. The United Kingdom is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the Stock Exchange Automated Quotation System. There are 14 stock exchanges in the United Kingdom and Ireland which comprise the Associated Stock Exchange. The most important exchange and the one that has the major share of the business is the London Stock Exchange. The London Stock Exchange has the largest volume of trading in international equities in the world.

 REPORTING, ACCOUNTING AND AUDITING. Although UK reporting, accounting and auditing standards are among the most stringent outside the United States, such standards are not identical to U.S. standards in important respects. Some UK corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may, in certain cases, be less timely and less frequent than that required of U.S. corporations.

 SIZE OF EQUITY MARKETS. As of August 30, 1996, the aggregate capitalization of the United Kingdom equity markets was approximately L898.9 billion or US$1,495.1 billion.

OTHER FUND INVESTMENTS

     Although the policy of each WEBS Index Series of the Fund is to remain substantially fully invested in equity securities, a WEBS Index Series may also invest in combinations of certain stock index futures contracts, options on such futures contracts, stock index options, stock index swaps and cash and Short-Term Investments that are intended to provide the WEBS Index Series with exposure to such equity securities. A WEBS Index Series may invest temporarily in certain Short-Term Investments. Such securities may be used to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units of WEBS.

     Although each WEBS Index Series generally seeks to invest for the long term, the WEBS Index Series retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate for each WEBS Index Series is expected to be under 50%, a generally lower turnover rate than for many other investment companies. A portfolio turnover rate of 50% would occur if one half of a WEBS Index Series' securities were sold within one year. (For purposes of calculating portfolio turnover rate, the Fund does not take into account "sales" of securities by means of in-kind redemptions, since such transactions do not impact a WEBS Index

Series' portfolio composition or weighting.) Ordinarily, securities will be sold from a WEBS Index Series only to reflect certain administrative changes in an Index (including mergers or changes in the composition of the Index) or to accommodate cash flows out of the WEBS Index Series while seeking to keep the performance of the WEBS Index Series in line with that of its benchmark index. In addition, securities may be sold from a WEBS Index Series in certain circumstances to ensure the WEBS Index Series' compliance with the diversification and other requirements of the Internal Revenue Code of 1986 (the "Internal Revenue Code") and with other requirements, which would tend to raise the portfolio turnover rate of such WEBS Index Series. Purchases and sales of securities involve transaction costs borne by the respective WEBS Index Series.

     a WEBS Index Series may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. A WEBS Index Series may borrow money only to facilitate distributions to shareholders or meet redemption requests (in connection with Creation Units of WEBS that the Fund agrees to redeem for cash) prior to the settlement of securities already sold or in the process of being sold by such WEBS Index Series. To the extent that a WEBS Index Series borrows money prior to receiving distributions on its portfolio securities or prior to selling securities in connection with a redemption, it may be leveraged; at such times, the WEBS Index Series may appreciate or depreciate in value more rapidly than its benchmark index. A WEBS Index Series will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

LENDING PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables a WEBS Index Series to earn additional income that may partially offset the expenses of such WEBS Index Series, and thereby reduce the effect that expenses have on such WEBS Index Series' ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of a WEBS Index Series' total assets. The documentation for these loans provide that the WEBS Index Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the WEBS Index Series is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. A WEBS Index Series pays reasonable administrative and custodial fees in connection with the loan of securities. The WEBS Index Series invests collateral in Short-Term Investments. Morgan Stanley Trust Company ("MSTC") serves as Lending Agent of the Fund and, in such capacity, shares equally with the respective WEBS Index Series any net income earned on invested collateral. A WEBS Index Series' share of income from the loan collateral is included in the WEBS Index Series' gross investment income.

     The Fund will comply with the conditions for lending established by the Securities and Exchange Commission (the "Commission"). The Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the WEBS Index Series must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the WEBS Index Series must be able to terminate the loan at any time; (4) the WEBS Index Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the WEBS Index Series may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each WEBS Index Series will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the WEBS Index Series will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (E.G., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each WEBS Index Series bears the risk of loss of any cash collateral that it invests in Short-Term Investments.

CURRENCY TRANSACTIONS

     The investment policy of each WEBS Index Series is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no WEBS Index Series of the Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the WEBS Index Series' currency. a WEBS Index Series may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

     A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

REPURCHASE AGREEMENTS

     Each WEBS Index Series may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a WEBS Index Series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a WEBS Index Series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a WEBS Index Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors monitors the Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a WEBS Index Series. No more than an aggregate of 15% of the WEBS Index Series' net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. A WEBS Index Series will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a WEBS Index Series not within the control of the WEBS Index Series and therefore the WEBS Index Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

     Each WEBS Index Series may utilize futures contracts, options and swap agreements to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Index Series. In such circumstances a WEBS Index Series may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.

     Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold", or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Each WEBS Index Series may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many WEBS Index Series. In addition, the Fund is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A WEBS Index Series will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a WEBS Index Series' total assets. Assets committed to initial margin deposits for futures and options on futures will be held in a segregated account at the Fund's custodian bank. Each WEBS Index Series will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

     Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each WEBS Index Series seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a WEBS Index Series' obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Fund's custodian bank.

FUTURE DEVELOPMENTS

     Each WEBS Index Series may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such WEBS Index Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a WEBS Index Series' investment objective and legally permissible for the WEBS Index Series. Before entering into such transactions or making any such investment, the WEBS Index Series will provide appropriate disclosure.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions as fundamental policies with respect to each WEBS Index Series. These restrictions cannot be changed with respect to a WEBS Index Series without the approval of the holders of a majority of such WEBS Index Series' outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a WEBS Index Series means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the WEBS Index Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such WEBS Index Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the WEBS Index Series. a WEBS Index Series may not:

     1.   Change its investment objective;

      2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a WEBS Index Series may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

      3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the WEBS Index Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the WEBS Index Series will not purchase securities while borrowings in excess of 5% of the WEBS Index Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

      4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the WEBS Index Series' assets);

      5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;

      6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a WEBS Index Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

      7. Act as an underwriter of securities of other issuers, except to the extent the WEBS Index Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

      8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a WEBS Index Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

      9.  Sell securities short; or

     10. Invest in commodities or commodity contracts, except that an Index Series may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

     In addition to the investment restrictions adopted as fundamental policies as set forth above, each WEBS Index Series observes the following restrictions, which may be changed by the Board without a shareholder vote. a WEBS Index Series will not:

     1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Fund may vote the investment securities owned by each WEBS Index Series in accordance with its views; or

     2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Index Series has valued the investment.

     For purposes of the percentage limitation on each WEBS Index Series' investments in illiquid securities, with respect to each WEBS Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily considered to be"readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the WEBS Index Series. The Adviser monitors the liquidity of restricted securities in each WEBS Index Series' portfolio under the supervision of the Fund's Board of Directors. In reaching liquidity decisions, the Adviser considers, inter alia, the following factors:

     (1)  the frequency of trades and quotes for the security;

     (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

     (3)  dealer undertakings to make a market in the security; and

     (4) the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                        SPECIAL CONSIDERATIONS AND RISKS

     A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading "Investment Considerations and Risks". The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

NON-U.S. EQUITY PORTFOLIOS

     An investment in WEBS involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual WEBS Index Series. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates and exchange control regulations, and the costs that may be incurred in connection with conversions between various currencies. Investing in a WEBS Index Series whose portfolios contain non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

CURRENCY TRANSACTIONS

     Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a WEBS Index Series' return with the performance of the corresponding MSCI Index and may lower the WEBS Index Series' return. The WEBS Index Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each WEBS Index Series will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

FUTURES TRANSACTIONS

     Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a WEBS Index Series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Index Series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a WEBS Index Series may be required to make delivery of the instruments underlying futures contracts it holds.

     A WEBS Index Series will minimize the risks that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which future contracts will be used, and the fact that steps will be taken to eliminate the leverage of any futures positions, an Index Series would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a WEBS Index Series involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a WEBS Index Series has an open position in the futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Each WEBS Index Series is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by a WEBS Index Series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. a WEBS Index Series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the WEBS Index Series.

     In order for a WEBS Index Series to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the WEBS Index Series' business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the WEBS Index Series' annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, a WEBS Index Series may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the WEBS Index Series' fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     Each WEBS Index Series distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the WEBS Index Series' fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the WEBS Index Series' other investments and shareholders are advised on the nature of the distributions.

CONTINUOUS OFFERING

     The method by which Creation Units of WEBS are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of WEBS are issued and sold by the Fund on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent WEBS, and sells such WEBS directly to customers, or if it chooses to couple the creation of a supply of new WEBS with an active selling effort involving solicitation of secondary market demand for WEBS. A determination of whether one is an underwriter for the purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. In any event, broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in WEBS, whether or not participating in the distribution of WEBS, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to WEBS are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the WEBS Index Series' prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.

REGIONAL AND COUNTRY-SPECIFIC ECONOMIC CONSIDERATIONS

EUROPE

     In 1986, the member states of the European Community (the "Member States") signed the "Single European Act", an agreement to establish a free market. Since September 1992, however, Europe's monetary policy has been affected by fluctuating currencies. In addition, although developing a unified common European market has promoted the free flow of goods and services, in 1993 tight monetary policies and high inflation caused Europe's economies to ebb into recession.

     The 1995 General Agreement on Trade and Tariffs (GATT) has attempted to resist protectionism and Europe's economies improved fueled by increased exports. This recovery was aided by the U.S. dollar's recovery in the spring of 1995. While interest rates have continued to decline, some countries' tight monetary conditions remain an obstacle to stronger growth and a threat to exchange market stability.

     The Maastricht Treaty on economic and monetary union (the "EMU") is intended to provide its members with a stable monetary framework. Until the EMU takes effect sometime between 1997 and 1999, however, the community will be challenged to enforce monetary cooperation and reduce conflicts between domestic and external policies among the European countries.

 AUSTRIA. Austria's small population and limited domestic market is insufficient to support single large industrial sectors. Also, raw materials are limited and the terrain supports only a small agricultural sector. With its skilled labor force, however, Austria has focused on special niche industries for export, with high value added through technological applications. In addition, a vibrant services sector, based initially on tourism, has emerged and accounts for 64% of Gross Domestic Product ("GDP").

     As a result of the second world war, much of the Austrian industrial sector was converted to public ownership. Austria had established the Austrian Industrial Administration Company ("OIAG") to function as a holding company for these nationalized industries. With the global recession and the troublesome state of public finance in Austria, the government, attempting to reduce the drain of the OIAG on the country's budget, reduced the OIAG's labor force and reorganized the OIAG into seven separate holding companies. The reorganization of the OIAG, along with public asset sales, helped to reduce the budget deficit from 5.1% of GDP in 1986 to 3.3% of GDP in 1992. Losses in 1993, however, caused the government to begin selling the group to the private sector. Along with the steady trend toward privatizations, the importance of foreign capital has increased.

 BELGIUM. Rising new industries in Belgium include light engineering, chemicals and food processing and services, with the service industry sector accounting for approximately 70% of GDP. Although the agricultural sector is small, accounting for only 2% of GDP, its importance is reflected in Belgium's thriving food processing business. Some of Belgium's traditional industries have experienced a steep decline over the past two decades, such as coal, steel, textiles and heavy engineering, but this decline has, in part, been offset by the rising new industries. Company ownership is held by a few large private sector groups through a web of holding and operating companies.

     Belgium's open trade policy has resulted in record surpluses in each of the four years from 1991 to 1994. Exports are running at approximately 77% of GDP and imports at 74%.

     High unemployment and a large government deficit continue to occupy the government's attention. Through a series of expenditure reductions and tax increases, the government was able to reduce the deficit to 5.9% of GDP in 1990, but this trend reversed itself in 1991. The rise in the deficit was fueled by economic slowdown followed by a recession in 1993, while social security and interest payments continued to rise. By 1993, the recessive economy coupled with rising social security and interest payments caused the deficit to increase to 7.2% of GDP. However, with the return to economic growth in 1994 and the corresponding rise of tax receipts, the deficit was reduced to 5.4% of GDP.

 FRANCE. France is a leading industrial and agricultural country. Its large service sector, accounting for approximately two-thirds of GDP, includes tourism, transportation and computer consultancy. The once dominant iron and steel and textiles and clothing industries have given way to the fast growing aerospace, chemicals and pharmaceuticals, plastics and telecommunications industries. The automobile industry, however, is still the most important industry in France, accounting for one-twelfth of the labor force and one-sixth of exports.

     The two economic concerns that have plagued France for the past decade are a large budget deficit and high unemployment (currently approximately 12%). In May 1993, the government, in an effort to correct these problems, imposed excise duties and implemented government expenditure cuts. Soon thereafter, the government imposed additional measures to foster employment creation and conducted the largest government bond issue to date. In addition, in 1993, the government restarted privatizing state-owned enterprises.

     In 1995, the government attempted to strike a balance between reducing the budget deficit and stimulating growth. In May 1995, the government imposed tax increases to reduce the budget deficit consisting of a 2% increase in value-added tax and a 10% surcharge on corporate income tax. These measures, while termed temporary, will remain in effect until at least 1997.

     The economic challenges facing the government for the next few years include reducing the budget deficit to a level acceptable under the EMU, curbing high unemployment and controlling social security spending.

 GERMANY. Germany, the third largest economy in the world, has faced substantial economic challenges from the reunification of East and West Germany. The former East Germany had been insulated from any real competition, was under-invested in housing and infrastructure and, generally, was not geared to handle full economic and political union with West Germany. In addition, while the West German government intended to finance the costs of reunification with increased taxes, the costs proved to be much greater than anticipated due to the high cost of social security transfers, extensive environmental damage and a generally worse economic condition than expected. As a result, in 1993, the public sector deficit rose from 0% to 7.5% and the Bundesbank (central bank) sharply raised interest rates, which, in turn, caused the economy to recess.

     In 1994, Germany began to recover from recession, but rising interest rates restricted market advances. Eastern Germany has also experienced an upturn in its economy with GDP rates running in excess of 7%, which has enhanced cost competitiveness. Much of Germany's fiscal health and prosperity over the next few years will depend on the continued growth of capitalism in eastern Germany. In addition, to comply with the Maastricht Treaty, Germany must cut government debt from a projected 64% of GDP next year to less than 60%. The failure, either political or economic, of Germany's ability to cut spending while also funding the restoration of the east to fiscal health could negatively impact the German stock market.

 ITALY. Italy is a net importer of agricultural products and imports most of its energy products. Aside from tourism and design, Italy is not very competitive in the service sector. Through networks of small and medium-sized companies, Italy's strengths lie in its manufacturing sector, particularly
machine tools and consumer goods.   In the early 1990s, industry began to
struggle to compete as a result of wage increases and an exchange rate policy designed to limit the effect of government borrowing on the inflation rate. Since the collapse of the lira in September 1992, however, exports have recovered.

     The Bank of Italy, operating autonomously, has historically followed a tough monetary policy in an effort to prevent government borrowing from causing inflation. Since May 1994, the Bank of Italy has raised the official discount rate twice to defend the lira's exchange rate and curb rising inflation. By May 1995, the nominal effective rate of exchange of the lira depreciated over 6% compared to December 1994 and 31% compared to August 1992.

     From 1992 through 1995, the government has sought to implement a fiscal policy that would reduce government borrowings through tax measures and government spending cuts. The 1993 budget included provisions for structural reforms of the pension system, public sector employment, local government finance and health services. In addition, the 1993 budget introduced new revenue enhancement measures, including certain tax increases. However, high interest rates and a shortfall in revenue resulted in a severe recession. The 1994 budget was based on expenditure cuts, including reductions in the health, welfare and education budgets, but lower than expected tax receipts were received due to the recession. The 1995 budget included some temporary revenue raising measures and cuts to the pension system, health service, local government and defense.

     In 1992, Italy also began a privatization program by transferring major state holdings to joint-stock companies as an intermediate step to total or, at least partial, floatation on the stock exchange. Although the privatization program was somewhat curbed in 1994, the government in 1995 has expressed an interest in revitalizing the program.

THE NETHERLANDS. The Netherlands boasts one of the highest GDP per capita at $20,244. Although its most important sector is industrial, the Netherlands also benefits from agricultural and natural gas resources.

     Foreign trade is vital to the Netherlands, accounting for over 50% of GDP. The recovery of exports by the end of the 1980s was fueled by government policies on wage moderation, although such policies resulted in increased unemployment. In addition, the reunification of Germany resulted in a surge in demand for exports.

     Public spending has exceeded 50% of GDP, including transfer payments. The public-sector deficit has been a political and economic problem and has received heightened government attention. While the deficit has been reduced recently, further reduction remains a key government objective.

 SPAIN. Spain's entry into the European Community in 1986 was followed by a period of rapid economic growth. Economic growth did not continue, however, and the government's restrictive monetary policy and the overvalued peseta contributed to a downturn in investment and a rise in unemployment in the early 1990s. Currently, the government faces the challenges of addressing the domestic concerns of controlling inflation, reducing a large government deficit and effecting labor reform against the competing interests of maintaining a monetary policy suitable for Spain's participation in the EMU.

     In June 1989, Spain joined the Exchange Rate Mechanism of the European Monetary System with the aim of maintaining a stable currency. The resulting huge inflows of foreign capital caused the Spanish economy to lose some of its competitiveness. With the devaluation of the peseta and the easing of monetary policy in 1993, Spain slipped into its worst recession in 30 years. The resulting falling tax receipts coupled with greater social spending caused the deficit to increase to 7.5 % of GDP. Although a large increase in exports and a substantial decrease in imports somewhat mitigated the effect of the 1993 recession, inflation had risen to 4.7% due to the peseta devaluation. The rise in inflation has caused higher interest rates, which threaten to slow economic recovery.

     The government has also displayed an inability to control government spending, particularly in the area of social spending, and prospects for future spending cuts are limited. The pension system, perhaps the biggest challenge facing the government in this area, now accounts for 23% of public-sector spending, which will continue to grow by 10% annually in the absence of structural reform.

     In June of 1994, Spain experienced a general strike by the trade unions. The strike, while unsuccessful, has led to reforms in the labor market to ease rigid regulations that govern permanent job contracts.

 SWEDEN. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are under private ownership, include textiles, furniture, electronics, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles, and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector.

     Sweden recently suffered a severe recession with a total fall in GDP of 5% from 1990 to 1993. However, economic recovery in 1994 resulted in a 2% increase in GDP. The result of the recession and the slow growth of GDP thereafter has been a drop in the standard of living in Sweden.

     The government has traditionally afforded its citizens generous benefits for unemployment, sick leave, child care, elder care, and general public welfare, along with state-provided medical care. This extensive social welfare system, however, has proved to be extremely costly during recent decades, resulting in growing government deficits. In addition, Sweden has a history of supporting an inefficient agricultural sector with subsidies ranging up to 75% (the recent average for Europe has been approximately 35%-45%). Also, unemployment has remained fairly high and, because the income scale tends to be flat, little income advantage results from career advancement. Almost half of personal disposable income received by Swedes was the result of transfer payments, a system for redistributing wealth.

     Sweden, which recently agreed to join the European Community, will be under strong pressure to reduce government spending, especially when the full terms of the EMU and other union agreements are implemented. National debts, which are high in Sweden, will also need to be reduced. How well these goals can be accomplished without reversing the long-awaited growth trends that are now emerging remains to be seen.

 SWITZERLAND. Swizterland's lack of raw materials has caused it to base economic growth on its highly skilled labor market and technological expertise in manufacturing. Swizterland's strengths lie in chemicals and pharmaceuticals, watches and precision instruments, engineering, food, financial services and tourism. In addition, its small domestic market has caused substantial reliance on exports, which accounted for 36% of GDP in 1994.

     With a heavy dependence on foreign labor to supplement its labor force, Switzerland has historically experienced low unemployment levels. From 1990 through the first half of 1995, however, unemployment rose substantially, peaking at 5% in 1994. In addition, high labor costs tend to reduce price competitiveness, although this has been partially offset by low inflation and moves to higher value-added products and services.

 UNITED KINGDOM. Following a long recession that ended in 1992, the United Kingdom saw 2% growth in GDP in 1993 amidst the global recession. The reduced demand from foreign markets stemming from the global recession of 1993-94 hurt the United Kingdom's economy. In addition, foreign investment is crucial to the continued economic recovery, but the United Kingdom is facing heavy competition for foreign investment from its European neighbors.

     The Conservative Party has lost a great deal of its power and a strong possibility exists that it will lose control of the government to the Labor Party in the next election. Accordingly, a shift may occur in current government policies, particularly concerning certain social employment policies of the European Community that had been rejected by the Conservative Party.

     Anti-union sentiment exists in the United Kingdom and the failed attempt to tie the pound to the European Currency Unit has resulted in higher inflation. Accordingly, the United Kingdom has not been as active a participant in formulating European Community policies as it might have been. In addition, like other European countries, inflation continues to remain high, which tends to hinder economic growth. It is expected that high inflation will continue in the United Kingdom.

                    REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)


                                   1995    1994     1993      1992      1991      1990
                                   ----    ----     ----      -----     -----    -----
     Austria . . . . . . . . . . .          2.8      -0.1       1.8       3.0       4.2
     Belgium . . . . . . . . . . .          2.3      -1.7       1.9       2.3       3.2
     France. . . . . . . . . . . .          2.5      -1.0       1.2       0.8       2.5
     Germany . . . . . . . . . . .          2.9      -1.1       2.2       2.8      --
     Italy . . . . . . . . . . . .          2.5      -0.7       0.7       1.2       2.1
     Netherlands . . . . . . . . .          2.4       0.4       1.3       2.3       4.1
     Spain . . . . . . . . . . . .          1.9      -1.0       0.8       2.2       3.6
     Sweden. . . . . . . . . . . .          2.2      -2.1      -1.9      -1.1       1.4
     Switzerland . . . . . . . . .          2.0      -0.9      -0.3      --         2.3
     United Kingdom. . . . . . . .          3.8       2.2      -0.5      -2.0       0.4


Source:   World Economic Outlook, May 1995 (International Monetary Fund)

JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

    The economies of most of the Asian countries continue to depend heavily upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies, and general declines in the international securities markets could have a significant adverse effect upon the economies and securities markets of the Asian countries.

    The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. Increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

 AUSTRALIA. Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized Western European countries. Economic growth accelerated markedly in 1994 as robust domestic spending boosted activity. Australia is rich in natural resources and is the world's largest exporter of beef and wool, the second-largest exporter of mutton, and among the top wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of Australia's exports, a downturn in world commodity prices may have a big impact on its economy. The government is in the process of developing policies to promote foreign investment, expand research and development, increase funding for national landcare and reform public housing policy. Also, the government is supportive of continuing privatization of state-owned enterprises.

    While economic data suggest an easing from the unsustainable rates of growth reached during 1994, the outlook is for continued, but moderate economic growth. GDP is forecast to grow by 4.75% in 1994-95 and 3.75% in 1995-96, but debt is also expected to continue to rise.

    Notwithstanding the intensification of the severe drought in eastern Australia, economic growth was strong in 1994-95 with improvements made in reducing unemployment, which is currently in excess of 8%. The drought also contributed to inflation by causing food prices to rise in 1995. In addition, the government's increased taxes on tobacco and motor vehicles contributed to an inflation rate that reached 5.1% in 1995.

 HONG KONG. Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth, which was vigorous in the 1980s. Although China has committed by treaty to preserve Hong Kong's economic and social freedoms, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the Chinese government. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect markets and business performance. In preparation for 1997, Hong Kong has continued to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United
States. Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East. It is important to note that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate related business.

    Much speculation centers around what China will do when it comes back into possession of Hong Kong. The answer will depend in large part on who is in power in China at that time, which is unknown. There can be no assurance that the transition to Chinese rule will not have serious adverse effects on the value of Hong Kong stocks, and thus on the value of WEBS of the Hong Kong Index Series. However, tensions that have arisen between the current governor, Chris Patten, and the Chinese government have led to speculation that China may try to punish Hong Kong by sabotaging it economically, an option which is considered a real possibility even though it would not necessarily be to China's economic advantage to do so. The Hong Kong market's growth over the past decade has not come without much volatility, and there is no doubt that volatility will continue to characterize the market, not only because of political uncertainties but because the market has traditionally been dominated by the actions of a few large trading blocs.

 JAPAN. Japan's economy, amounting to the second-largest GDP in the world, has grown substantially over the last three decades. However, in 1994, the growth rate in Japan slowed to 0.6% and its budget showed a deficit of 7.8% of GDP. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. It is suffering through its worst recession in two decades. Profits have fallen sharply, unemployment has reached a historical high of 3.2% and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Nine discount-rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

    In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years.
 Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

    While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

    Japan's heavy dependence on international trade has been adversely affected by trade barriers and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

    Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

 MALAYSIA. Over the last two decades, Malaysia has experienced rapid industrialization transposing a once commodity driven economy to one dominated by the manufacturing sector. Although commodities remain important to the Malaysian economy, where the country has played a leading role in tin, rubber, palm oil, timber, oil and gas, the electronics sector is now, by far, the fastest growing and most important segment. In fact, Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices.

    The high rates of investment that have been required to sustain Malaysia's rapid growth have been met with high rates of domestic savings and significant inflows of foreign direct investment. This combination has been instrumental in maintaining fast growth while simultaneously limiting inflationary pressures. Although free repatriation of profits are allowed, Malaysia has experienced a high rate of reinvestment of profits on foreign direct investment.

    The Bank Negara Malaysia (central bank) has followed a strict monetary policy in an effort to restrain inflationary pressures. There has been limited intervention, however, as the ringgit has remained strong. Inflationary pressures include increasing demands on natural resources and speculative international funds. The central bank took measures in 1994 to discourage speculative investment from abroad, including segregation of non-resident funds and strict limits on banks' activities across frontiers. As a result, share prices on the national exchange fell and the value of the ringgit dropped. Although these monetary policies were subsequently rescinded, the threat of such future action may deter capital inflows.

    While inflation has been kept in check, in part through government intervention to control prices, inflationary pressures still exist. Rapid economic growth has led to shortages, some inefficiencies and rising imports. The government, however, has been reluctant to take certain deflationary steps because of the fear of endangering the private investment needed for economic growth.

    Malaysia's rapid development has not been without costs. The potential now exists for repatriation of profits from foreign direct investment and the resulting vulnerability to changes in the relative attractions of different countries as locations for investment. In addition, the high import content of its exports, which increases its vulnerability to world commodity pricing, may lead to trade imbalances and impact on economic performance. Also, its high export dependence leaves it vulnerable to recessions abroad.

 SINGAPORE. Singapore has become highly industrialized with rapid growth in its manufacturing sector due in large part to significant foreign investment. Of particular importance is the electronics industry where Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while mining and agriculture are of minimal importance. The oil refining and chemicals industry has long been important and a significant pharmaceuticals sector has emerged. Since 1987, annual growth has been high, ultimately reaching 10% in 1993 and 1994. This sustained annual growth can be attributable to the continuing expansion in investments and exports, coupled with the relatively small increase in personal consumption.

    The government has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. It has done this by, among other measures, allowing the Singapore dollar to appreciate to reduce imported inflation and setting taxes relatively high, but keeping rates stable. On the other hand, there has been little attempt to use monetary policy to modify economic growth. The government has instead focused on regulating the supply of foreign labor by setting limits on the percentage of foreign labor employed and applying levies on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

    The government directly holds stakes in individual companies across the board from high-tech defense contractors to low-tech service businesses. The government also holds indirect stakes in firms through a number of agencies. Such government ownership interests may discourage the development of private firms due to fears that the government entities may be given certain advantages not available to private entities. Some privatization of state-owned businesses is ongoing, however, such as the telephone business and certain other utilities.

    Singapore is heavily dependent on foreign trade with the total value of trade goods and services reaching 278% of GDP in 1994. The country has also seen a large volume of re-export trade. The industrial base is dominated by foreign multinationals, with only a few large domestic firms. While foreign investment is a key to the continued prosperity of Singapore, several factors raise concerns about future prospects. Productivity growth has not been consistent over the years. In addition, business costs remain high reflective in part of the expense of labor. Also, the appreciating currency, while countering domestic pressures, does not afford advantages to exporters.

                   REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)


                                      1995   1994   1993   1992   1991   1990
                                      ----   ----   ----   ----   ----   ----
     Australia . . . . . . . . . . .          4.7    3.7    2.1   -1.3    1.3
     Hong Kong . . . . . . . . . . .          5.7    5.8    6.0    5.1    3.4
     Japan . . . . . . . . . . . . .          0.6   -0.2    1.1    4.3    4.8
     Malaysia  . . . . . . . . . . .          8.5    8.3    7.8    8.7    9.7
     Singapore . . . . . . . . . . .          7.0    9.9    6.0    6.7    8.8

Source:   World Economic Outlook, May 1995 (International Monetary Fund)

CANADA

     Due to its vast geographic area, ranking second in the world only to Russia, Canada has successfully developed into a modern industrial country supplemented by significant agricultural activities and natural resource exploitation, such as oil, gas and timber. With exports amounting to over 25% of Canadian production, Canada is highly dependent on the U.S. market as a source of demand for manufacturing, agricultural, energy and other raw material products. Approximately 75% of Canada's external trade is with the U.S. and close ties exist between U.S. and Canadian manufacturers. Both the Free Trade Agreement with the U.S. and the North American Free Trade Agreement significantly increased Canada's market and should solidify these ties.

     In late 1990, due to reduced domestic demand and problems with the U.S. market, the economy ebbed into recession. The recession hit the manufacturing sector the hardest, but real investment in machinery and equipment indicated that important restructuring steps were underway with a view toward improving productivity. As a result of the recession, tax receipts dwindled and government deficits mushroomed. In addition, the poor export performance during the recession displayed a perhaps reduced competitiveness internationally. The economy showed signs of a modest recovery in 1992 that continued into 1993 due to lower interest rates and an upswing in U.S. demand. The continued strength in investment in machinery and equipment along with a lower Canadian dollar indicate that Canada may have brighter prospects in the short run. The government will be challenged to maintain advances it makes in competitiveness over the long run. Other problems faced by the Canadian economy include persistent high budget deficits at the Federal level and in some provinces (notably Ontario and Quebec) and the drag on the economy caused by the ongoing uncertainty caused by the separatist movement in Quebec, Canada's second largest and second most populous province.

              CANADIAN REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)



                                         1995
                                         1994   4.5
                                         1993   2.2
                                         1992   0.6
                                         1991  -1.8
                                         1990  -0.2

Source:   World Economic Outlook, May 1995 (International Monetary Fund)

MEXICO

     During the period from 1982 through 1994, Mexico pursued far-reaching and comprehensive adjustment policies designed to reform its economy and achieve a return to sustained economic growth. These policies included fiscal discipline, tax reform, trade liberalization, opening the economy to foreign investment, reform of certain public sector prices to conform to market conditions, deregulation, privatization of certain non-strategic public sector enterprises and an exchange rate and monetary policy aimed at slowing the rate of inflation in Mexico to levels approximating those of its major trading partners.

     While successful in reducing inflation from 159.2% in 1987 to 7.1% in 1994 and achieving real GDP growth averaging 3.0% over the 1990-1994 period, the Mexican economy had certain weaknesses by 1994 that made it unable to withstand the severe internal and external political and economic shocks that occurred in 1994, resulting in the destabilization of the Mexican economy at the end of 1994, a crisis of confidence on the part of foreign portfolio investors and the economic and financial crisis facing the government since the beginning of 1995. Weaknesses of the economy that became apparent in 1994 included a reduced level of domestic savings and a government exchange rate policy that over time resulted in the progressive overvaluation of the new peso.

     During 1994, internal and external events combined to complicate the management of the Mexican economy. Progressive increases in interest rates in the United States, and prospects of further such increases, made Mexican investments relatively less attractive to foreign portfolio investors. In addition, a series of internal disruptions and political events, including the insurgents' attack in the southern state of Chiapas, the assassinations of certain political leaders and the resulting uncertainty regarding the fairness of elections and the kidnaping of several prominent businessmen, caused some investors to believe that the Mexican political system was less stable than had been believed.

     In December 1994, after the government allowed the new peso to float freely against the dollar, a sharp and rapid devaluation of the new peso ensued. The new peso's devaluation, which increased the cost of imported goods and services, caused the inflation rate in Mexico to rise (the government expects the inflation rate for the period from December 1994 to December 1995 to be 51.4%). In addition, the devaluation raised concerns about Mexico's ability to repay its short-term obligations and the stability of the Mexican banking system. These concerns have led to sharply higher interest rates on Mexican public and private sector debt and sharply reduced opportunities for refinancing or refunding debt issues. Throughout 1995, however, the government, through various initiatives and programs, has sought to restore stability to Mexico's financial and foreign exchange markets, lower inflation rates, enhance international competitiveness, protect the solvency of the banking system and stimulate economic recovery and job creation. It is unclear whether these initiatives will be successful in dealing with Mexico's severe economic problems.

                   MEXICO REAL GDP RATE OF GROWTH (ANNUAL % CHANGE)



                                         1995
                                         1994   3.5
                                         1993   0.6
                                         1992   2.8
                                         1991   3.6
                                         1990   4.4

Source:   World Economic Outlook, May 1995 (International Monetary Fund)

                                   THE MSCI INDICES

IN GENERAL

     The Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

     Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

     MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

WEIGHTING

     All single-country MSCI Indices are market capitalization weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

     MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Singapore, Mexico, the Philippines and Venezuela, and for those regional and international indices which include such markets.

 REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

SELECTION CRITERIA

 THE UNIVERSE OF SECURITIES. The constituents of a country index are selected from the full range of securities available in the market, excluding issues which are either small or highly illiquid. Non-domiciled companies and investment trusts are also excluded from consideration. After the index constituents are chosen, they are reclassified using MSCI's schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons.

 THE OPTIMIZATION PROCESS. The process of choosing index constituents from the universe of available securities is consistent among indices. Determining the constituents of an index is an optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross-ownership. The optimization variables and their targets are:

     Market Coverage               Target 60% of Market
     Industry Representation       Mirror the Local Market
     Liquidity                     Maximize
     Float                         Maximize
     Cross-Ownership               Avoid/Minimize
     Size                          Sample with Size Characteristics of Universe

 COVERAGE. To reflect accurately country-wide performance as well as the performance of industry groups, MSCI aims to capture 60% of total market capitalization at both the country and industry level. To reflect local market performance, an index should contain a percentage of the market's overall capitalization sufficient to achieve a high level of tracking. The greater the coverage, however, the greater the risk of including securities which are illiquid or have restricted float. MSCI's 60% coverage target reflects a balance of these considerations.

 INDUSTRY REPRESENTATION. Within the overall target of 60% market coverage, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. MSCI believes this target assures that the index reflects the industry characteristics of the overall market and permits the construction of accurate industry indices.

     MSCI may exceed the 60% of market capitalization target in the index for a particular country because, E.G., one or two large companies dominate an industry. Similarly, MSCI may underweight an industry in an index if, E.G., the companies in such industry lack good liquidity and float, or because of extensive cross-ownership.

 LIQUIDITY. Liquidity is measured by trading value, as reported by the local exchanges. Trading value is monitored over time in order to determine "normal" levels exclusive of short-term peaks and troughs. A stock's liquidity is significant not only in absolute terms (i.e., a determination of the market's most actively traded stocks), but also relative to its market capitalization and to average liquidity for the country as a whole.

 FLOAT. Float, or the percentage of shares freely tradeable, is one measure of potential short-term supply. Low float raises the risk of insufficient liquidity. MSCI monitors float for every security in its coverage, and low float may exclude a stock from consideration. However, float can be difficult to determine. In some markets good sources are generally not available. In other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time, and are not always made public. Float also tends to be defined differently depending on the source. MSCI seeks to maximize float. As with liquidity, float is an important determinant, but not a hard-and-fast screen for inclusion of a stock in, or exclusion of a stock from, a particular index.

 CROSS-OWNERSHIP. Cross-ownership occurs when one company has an ownership position in another. In situations where cross-ownership is substantial, including both companies in an index can skew industry weights, distort country-level valuations and over-represent buyable opportunities. An integral part of MSCI's country research is identifying cross-ownerships in order to avoid or minimize them. Cross-ownership cannot always be avoided, especially in markets where it is prevalent. When MSCI makes exceptions, it strives to select situations where the constituents operate in different economic sectors, or where the subsidiary company makes only a minor contribution to the parent company's results.

 SIZE. MSCI attempts to meet its 60% coverage target by including a representative sample of large, medium and small capitalization stocks, in order to capture the sometimes disparate performance of these sectors. In the emerging markets, the liquidity of smaller issues can be a constraint. At the same time, properly representing the lower capitalization end of the market risks overwhelming the index with names. Within these constraints, MSCI strives to include smaller capitalization stocks, provided they exhibit sufficient liquidity.

CALCULATION METHODOLOGY

     All MSCI Indices are calculated daily using Laspeyres' concept of a weighted arithmetic average together with the concept of "chain-linking," a classical method of calculating stock market indices. The Laspeyres method weights stocks in an index by their beginning-of-period market capitalization. Share prices are "swept clean" daily and adjusted for any rights issues, stock dividends or splits. Most MSCI Indices are currently calculated in local currency and in U.S. dollars, without dividends, with gross dividends reinvested and with net dividends reinvested. With the exception of the Mexico (Free) WEBS Index Series, the Fund's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the Australia, Austria and Germany WEBS Index Series, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the Australia WEBS Index Series (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the Austria WEBS Index Series. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the German WEBS Index Series. The Mexico (Free) WEBS WEBS Index Series' benchmark Index, the MSCI Mexico (Free) WEBS Index, reflects the reinvestment of gross dividends. "Gross dividends" means dividends before reduction for taxes withheld at source.

DIVIDEND TREATMENT

     In respect of developed markets, MSCI Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end.

     In respect of emerging markets, MSCI has constructed its indices with dividends reinvested as follows:

     - In the period between the ex date and the date of dividend reinvestment, a dividend receivable is a component of the index return.

     -    Dividends are deemed received on the payment date.

     - To determine the payment date, a fixed time lag is assumed to exist between the ex date and the payment date. This time lag varies by country, and is determined in accordance with general practice within that market.

     - Reinvestment of dividends occurs at the end of the month in which the payment date falls.

PRICE AND EXCHANGE RATES

 PRICES. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

 EXCHANGE RATES. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets except those in Latin America. The WM/Reuters Closing
Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 PM
London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

     MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day. Because of the high volatility of currencies in some Latin American countries, MSCI continues to use its own timing and sources for these markets. The exchange rate for the MSCI Mexico (Free) Index is that prevailing as of 3:00 p.m. New York City time.

CHANGES TO THE INDICES

     In changing the constituents of the indices, MSCI attempts to balance representativeness versus undue turnover. An index must represent the current state of an evolving marketplace, yet at the same time minimize turnover, which is costly as well as inconvenient for managers.

     There are two broad categories of changes to the MSCI Indices. The first consists of market-driven changes such as mergers, acquisitions, bankruptcies, etc. These are announced and implemented as they occur. The second category consists of structural changes to reflect the evolution of a market, for example due to changes in industry composition or regulations. In the emerging markets, index restructurings generally take place every one year to eighteen months. Structural changes may occur only on four dates throughout the year: the first business day of March, June, September and December. They are preannounced at least two weeks in advance.

 ADDITIONS. Restructuring an index involves a balancing of additions and deletions. To maintain continuity and minimize turnover, MSCI is reluctant to delete index constituents, and its approach to additions is correspondingly stringent. As markets grow because of privatizations, investor interest, or the relaxation of regulations, index additions (with or without corresponding deletions) may be needed to bring industry representations up to the 60% target. Companies are considered not only with respect to their broad industry, but also with respect to their sub-sector, in order to achieve if possible a broader range of economic activity. Beyond industry representativeness, new constituents are selected based on the criteria discussed above, i.e. float, liquidity, cross-ownership, etc.

 NEW ISSUES. In general, new issues are not eligible for immediate inclusion in the MSCI Indices because their liquidity remains unproven. Usually, new issues undergo a "seasoning" period of one year to eighteen months between index restructurings until a trading pattern and volume are established. After that time, they are eligible for inclusion, subject to the criteria discussed above (industry representation, float, cross-ownership, etc.).

     In the emerging markets, however, it is not uncommon that a large new issue, usually a privatization, comes to market and substantially changes the country's industry profile. In exceptional circumstances, where the issue's size, visibility and investor interest assure high liquidity, and where excluding it would distort the characteristics of the market, MSCI may decide to include it immediately in the indices.

     In other cases, MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of substantial size and liquidity.

 DELETIONS. MSCI's primary concern when considering deletions is the continuity of the indices. Of secondary concern are the turnover costs associated with deletions. The indices must represent the full investment cycle, including bear as well as bull markets. Out-of-favor stocks may exhibit declining price, market capitalization or liquidity, and yet continue to be good representatives of their industry.

     Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists (either a new issue or an existing company). In addition, in order not to exceed the 60% target coverage of industries and countries, adding new index companies may entail corresponding deletions. Usually such deletions take place within the same industry, but there are occasional exceptions.

     Each of the MSCI Indices utilized as the benchmark for an WEBS Index Series of the Fund is calculated reflecting dividends reinvested. With the exception of the Mexico (Free) WEBS Index Series, the Fund's WEBS Index Series utilize MSCI Indices calculated with net dividends reinvested. MSCI refers to each of its Indices calculated reflecting net dividends reinvested as the "MSCI [relevant country] Index (with net dividends reinvested)".

THE MSCI AUSTRALIA INDEX

     On August 30, 1996, the MSCI Australia Index (with net dividends reinvested) (the "MSCI Australia") consisted of 48 stocks with an aggregate market capitalization of approximately AUD186.4 (_____) billion or US $157.6 billion. In percentage terms, the MSCI Australia represented approximately 57.4% of the total market capitalization of Australia.

     The ten largest constituents of the MSCI Australia and the respective approximate percentages of the MSCI Australia represented by such constituents were, in order:

         1. Broken Hill Prop. Co . . . . . . . . . . . . . . .  17.25%
         2. National Bank Australia. . . . . . . . . . . . . .   9.13%
         3. News Corp  . . . . . . . . . . . . . . . . . . . .   6.87%
         4. Westpac Banking  . . . . . . . . . . . . . . . . .   5.71%
         5. Western Mining . . . . . . . . . . . . . . . . . .   4.98%
         6. Coca-Cola Amatil . . . . . . . . . . . . . . . . .   4.15%
         7. CRA  . . . . . . . . . . . . . . . . . . . . . . .   3.21%
         8. News Corp PLVO . . . . . . . . . . . . . . . . . .   2.83%
         9. Lend Lease . . . . . . . . . . . . . . . . . . . .   2.49%
        10. Amcor  . . . . . . . . . . . . . . . . . . . . . .   2.49%

     As of August 30, 1996, the largest five constituents together comprised approximately 43.94% of the market capitalization of the MSCI Australia; the largest ten constituents comprised approximately 59.12% of the market capitalization of the MSCI Australia; and the largest 20 constituents comprised approximately 77.73% of the market capitalization of the MSCI Australia.

     The ten most highly represented industry sectors in the MSCI Australia, and the approximate percentages of the MSCI Australia represented thereby as of August 30, 1996 were:

          1. Energy Sources. . . . . . . . . . . . . . . . . .  19.14%
          2. Banking   . . . . . . . . . . . . . . . . . . . .  14.85%
          3. Metals - Non Ferrous . . . . . . . . . . . . . .  11.63%
          4. Broadcasting & Publishing . . . . . . . . . . . .   9.70%
          5. Beverages & Tobacco . . . . . . . . . . . . . . .   6.91%
          6. Building Materials & Components . . . . . . . . .   6.16%
          7. Real Estate   . . . . . . . . . . . . . . . . . .   5.61%
          8. Gold Mines. . . . . . . . . . . . . . . . . . . .   4.31%
          9. Multi-Industry. . . . . . . . . . . . . . . . . .   3.23%
         10. Merchandising   . . . . . . . . . . . . . . . . .   2.75%

Appendix A hereto contains a complete list of the securities in the MSCI Australia Index as of August 30, 1996.

THE MSCI AUSTRIA INDEX

    On August 30, 1996, the MSCI Austria Index (with net dividends reinvested) (the "MSCI Austria") consisted of 24 stocks with an aggregate market capitalization of approximately ATS250.0 (____) billion or US$22.8 billion. In percentage terms, the MSCI Austria represented approximately 61.9% of the total market capitalization of Austria.

    The ten largest constituents of the MSCI Austria and the respective approximate percentages of the MSCI Austria represented by such constituents were, in order:

          1. Bank of Austria . . . . . . . . . . . . . . . . .  19.68%
          2. OMV AG. . . . . . . . . . . . . . . . . . . . . .  11.50%
          3. Verbund   . . . . . . . . . . . . . . . . . . . .   9.54%
          4. EA-Generali . . . . . . . . . . . . . . . . . . .   8.49%
          5. VA Technologie. . . . . . . . . . . . . . . . . .   8.18%
          6. Creditanstalt Stamm . . . . . . . . . . . . . . .   7.82%
          7. Flughafen Wien. . . . . . . . . . . . . . . . . .   6.25%
          8. Wienerberger Baustoff . . . . . . . . . . . . . .   5.53%
          9. Boehler-Uddeholm. . . . . . . . . . . . . . . . .   3.66%
         10. Creditanstalt Vorzug. . . . . . . . . . . . . . .   3.03%

As of August 30, 1996, the largest five constituents together comprised approximately 57.40% of the market capitalization of the MSCI Austria; the largest ten constituents comprised approximately 83.70% of the market capitalization of the MSCI Austria; and the largest 20 constituents comprised approximately 97.81% of the market capitalization of the MSCI Austria.

    The ten most highly represented industry sectors in the MSCI Austria, and the approximate percentages of the MSCI Austria represented thereby as of August 30, 1996 were:

          1. Banking   . . . . . . . . . . . . . . . . . . . .  32.89%
          2. Energy Sources. . . . . . . . . . . . . . . . . .  11.50%
          3. Machinery & Engineering . . . . . . . . . . . . .   9.67%
          4. Utilities - Electrical & Gas . . . . . . . . . .   9.54%
          5. Insurance   . . . . . . . . . . . . . . . . . . .   8.89%
          6. Business & Public Services. . . . . . . . . . . .   6.25%
          7. Building Materials & Components . . . . . . . . .   5.53%
          8. Misc. Materials & Commodities . . . . . . . . . .   4.13%
          9. Metals - Steel . . . . . . . . . . . . . . . . .   3.66%
         10. Beverages & Tobacco . . . . . . . . . . . . . . .   2.35%


Appendix A hereto contains a complete list of the securities in the MSCI Austria Index as of August 30, 1996.

THE MSCI BELGIUM INDEX

     On August 30, 1996, the MSCI Belgium Index (with net dividends reinvested) (the "MSCI Belgium") consisted of 17 stocks with an aggregate market capitalization of approximately BEF1,878.2 (____) billion or US$108.7 billion. In percentage terms, the MSCI Belgium represented approximately 60.2% of the total market capitalization of Belgium.

     On August 30, 1996, the ten largest constituents of the MSCI Belgium and the respective approximate percentages of the MSCI Belgium represented by such constituents were, in order:

          1. Electrabel. . . . . . . . . . . . . . . . . . . .  18.79%
          2. Petrofina   . . . . . . . . . . . . . . . . . . .  11.44%
          3. Tractebel   . . . . . . . . . . . . . . . . . . .   9.18%
          4. Generale Banque Groupe. . . . . . . . . . . . . .   8.64%
          5. Fortis AG . . . . . . . . . . . . . . . . . . . .   8.18%
          6. Solvay. . . . . . . . . . . . . . . . . . . . . .   7.63%
          7. Kredietbank   . . . . . . . . . . . . . . . . . .   6.43%
          8. Royale Belge. . . . . . . . . . . . . . . . . . .   4.64%
          9. Groupe Bruxelles Lambert. . . . . . . . . . . . .   4.58%
         10. Delhaize-Le Lioh. . . . . . . . . . . . . . . . .   4.32%

     As of August 30, 1996, the largest five constituents together comprised approximately 56.22% of the market capitalization of the MSCI Belgium; the largest ten constituents comprised approximately 83.81% of the market capitalization of the MSCI Belgium; and the largest 15 constituents comprised approximately 97.97% of the market capitalization of the MSCI Belgium.

     The ten most highly represented industry sectors in the MSCI Belgium, and the approximate percentages of the MSCI Belgium represented thereby as of August 30, 1996 were:

          1. Utilities - Electrical & Gas . . . . . . . . . .  18.79%
          2. Multi-Industry. . . . . . . . . . . . . . . . . .  16.38%
          3. Banking   . . . . . . . . . . . . . . . . . . . .  15.93%
          4. Insurance   . . . . . . . . . . . . . . . . . . .  12.82%
          5. Energy Sources. . . . . . . . . . . . . . . . . .  11.44%
          6. Chemicals   . . . . . . . . . . . . . . . . . . .   7.63%
          7. Merchandising . . . . . . . . . . . . . . . . . .   4.32%
          8. Electric Components . . . . . . . . . . . . . . .   3.25%
          9. Metals - Non Ferrous . . . . . . . . . . . . . .   2.97%
         10. Building Materials & Components . . . . . . . . .   2.68%

Appendix A hereto contains a complete list of the securities in the MSCI Belgium Index as of August 30, 1996.

THE MSCI CANADA INDEX

     On August 30, 1996, the MSCI Canada Index (with net dividends reinvested) (the "MSCI Canada") consisted of 84 stocks with an aggregate market capitalization of approximately CAD290.6 (____) billion or US$232.6 billion. In percentage terms, the MSCI Canada represented approximately 60.4% of the total market capitalization in Canada.

     The ten largest constituents of the MSCI Canada and the respective approximate percentages of the MSCI Canada represented by such constituents were, in order:

          1. Northern Telecom. . . . . . . . . . . . . . . . .   5.78%
          2. BCE Inc   . . . . . . . . . . . . . . . . . . . .   5.58%
          3. Seagram   . . . . . . . . . . . . . . . . . . . .   5.51%
          4. Thomson Corp  . . . . . . . . . . . . . . . . . .   4.73%
          5. Barrick Gold Corp.. . . . . . . . . . . . . . . .   4.33%
          6. Royal Bank of Canada. . . . . . . . . . . . . . .   3.52%
          7. Canadian Pacific. . . . . . . . . . . . . . . . .   3.43%
          8. Alcan Aluminum. . . . . . . . . . . . . . . . . .   3.19%
          9. Imperial Oil. . . . . . . . . . . . . . . . . . .   3.09%
         10. Canadian Imperial Bank. . . . . . . . . . . . . .   3.06%

     As of August 30, 1996, the largest five constituents together comprised approximately 25.92% of the market capitalization of the MSCI Canada; the largest ten constituents comprised approximately 42.23% of the market capitalization of the MSCI Canada; and the largest 20 constituents comprised approximately 64.31% of the market capitalization of the MSCI Canada.

     The ten most highly represented industry sectors in the MSCI Canada, and the approximate percentages of the MSCI Canada represented thereby as of August 30, 1996 were:

          1. Banking   . . . . . . . . . . . . . . . . . . . .  12.70%
          2. Energy Sources. . . . . . . . . . . . . . . . . .  12.37%
          3. Metals - Non-Ferrous . . . . . . . . . . . . . .  11.67%
          4. Gold Mines. . . . . . . . . . . . . . . . . . . .   8.45%
          5. Multi-Industry. . . . . . . . . . . . . . . . . .   6.74%
          6. Telecommunications. . . . . . . . . . . . . . . .   6.45%
          7. Broadcasting & Publishing . . . . . . . . . . . .   6.22%
          8. Beverages & Tobacco . . . . . . . . . . . . . . .   6.21%
          9. Electrical & Electronics. . . . . . . . . . . . .   5.78%
         10. Utilities - Electrical & Gas . . . . . . . . . .   4.92%



Appendix A hereto contains a complete list of the securities in the MSCI Canada Index as of August 30, 1996.

THE MSCI FRANCE INDEX

     On August 30, 1996, the MSCI France Index (with net dividends reinvested) (the "MSCI France") consisted of 71 stocks with an aggregate market capitalization of approximately FRF1,744.3 (____) billion or US$364.8 billion. In percentage terms, the MSCI France represented approximately 65.2% of the total market capitalization in France.

     The ten largest constituents of the MSCI France and the respective approximate percentages of the MSCI France represented by such constituents were, in order:

          1. L'Oreal   . . . . . . . . . . . . . . . . . . . .   6.12%
          2. Elf Aquitaine . . . . . . . . . . . . . . . . . .   5.76%
          3. Carrefour   . . . . . . . . . . . . . . . . . . .   5.63%
          4. LVMH (Moet Vuitton) . . . . . . . . . . . . . . .   5.33%
          5. Total SA. . . . . . . . . . . . . . . . . . . . .   5.14%
          6. Alcatel Alsthom . . . . . . . . . . . . . . . . .   3.63%
          7. Generale Eaux (CIE) . . . . . . . . . . . . . . .   3.37%
          8. Air Liquide   . . . . . . . . . . . . . . . . . .   3.27%
          9. AXA   . . . . . . . . . . . . . . . . . . . . . .   3.14%
         10. Saint-Bobain. . . . . . . . . . . . . . . . . . .   3.09%

     As of August 30, 1996, the largest five constituents together comprised approximately 27.99% of the market capitalization of the MSCI France; the largest ten constituents comprised approximately 44.49% of the market capitalization of the MSCI France; and the largest 20 constituents comprised approximately 67.10% of the market capitalization of MSCI France.

     The ten most highly represented industry sectors in the MSCI France, and the approximate percentages of the MSCI France represented thereby as of August 30, 1996 were:

          1. Energy Sources. . . . . . . . . . . . . . . . . .  10.90%
          2. Merchandising . . . . . . . . . . . . . . . . . .  10.53%
          3. Banking   . . . . . . . . . . . . . . . . . . . .   9.31%
          4. Health & Personal Care. . . . . . . . . . . . . .   9.22%
          5. Electrical & Electronics. . . . . . . . . . . . .   7.21%
          6. Business & Public Services. . . . . . . . . . . .   7.03%
          7. Beverages & Tobacco . . . . . . . . . . . . . . .   6.92%
          8. Chemicals   . . . . . . . . . . . . . . . . . . .   5.76%
          9. Insurance   . . . . . . . . . . . . . . . . . . .   5.11%
         10. Building Materials & Components . . . . . . . . .   4.76%

Appendix A hereto contains a complete list of the securities in the MSCI France Index as of August 30, 1996.

THE MSCI GERMANY INDEX

     On August 30, 1996, the MSCI Germany Index (with net dividends reinvested) (the "MSCI Germany") consisted of 66 stocks with an aggregate market capitalization of approximately DEM561.1 (____) billion or US$397.5 billion. In percentage terms, the MSCI Germany represented approximately 64.1% of the total market capitalization in Germany.

     The ten largest constituents of the MSCI Germany and the respective approximate percentages of the MSCI Germany represented by such constituents were, in order:

          1. Allianz Holding . . . . . . . . . . . . . . . . .  10.19%
          2. Siemens   . . . . . . . . . . . . . . . . . . . .   7.59%
          3. Daimler-Benz. . . . . . . . . . . . . . . . . . .   7.18%
          4. Veba. . . . . . . . . . . . . . . . . . . . . . .   6.57%
          5. Bayer   . . . . . . . . . . . . . . . . . . . . .   6.47%
          6. Deutsche Bank . . . . . . . . . . . . . . . . . .   6.33%
          7. Munchener Ruck. . . . . . . . . . . . . . . . . .   4.70%
          8. BASF. . . . . . . . . . . . . . . . . . . . . . .   4.66%
          9. Mannesmann. . . . . . . . . . . . . . . . . . . .   3.40%
         10. RWE   . . . . . . . . . . . . . . . . . . . . . .   3.15%

     As of August 30, 1996, the largest five constituents together comprised approximately 38.00% of the market capitalization of the MSCI Germany; the largest ten constituents comprised approximately 60.25% of the market capitalization of the MSCI Germany; and the largest 20 constituents comprised approximately 82.27% of the market capitalization of MSCI Germany.

     The ten most highly represented industry sectors in the MSCI Germany, and the approximate percentages of the MSCI Germany represented thereby as of August 30, 1996 were:

          1. Insurance   . . . . . . . . . . . . . . . . . . .  16.70%
          2. Banking   . . . . . . . . . . . . . . . . . . . .  13.58%
          3. Utilities - Electrical & Gas . . . . . . . . . .  11.26%
          4. Chemicals   . . . . . . . . . . . . . . . . . . .  11.13%
          5. Automobiles   . . . . . . . . . . . . . . . . . .  10.29%
          6. Electrical & Electronics. . . . . . . . . . . . .   7.59%
          7. Machinery & Engineering . . . . . . . . . . . . .   5.93%
          8. Business & Public Services. . . . . . . . . . . .   4.40%
          9. Health & Personal Care. . . . . . . . . . . . . .   3.89%
         10. Multi-Industry. . . . . . . . . . . . . . . . . .   3.56%

Appendix A hereto contains a complete list of the securities in the MSCI Germany Index as of August 30, 1996.

THE MSCI HONG KONG INDEX

     On August 30, 1996, the MSCI Hong Kong Index (with net dividends reinvested) (the "MSCI Hong Kong") consisted of 38 stocks with an aggregate market capitalization of approximately HKD1,421.1 (____) billion or US$192.6 billion. In percentage terms, the MSCI Hong Kong represented approximately 58.0% of the total market capitalization in Hong Kong.

     The ten largest constituents of the MSCI Hong Kong and the respective approximate percentages of the MSCI Hong Kong represented by such constituents were, in order:

          1. Sun Hung Kai Properties . . . . . . . . . . . . .  12.93%
          2. Hutchison Whampoa . . . . . . . . . . . . . . . .  12.13%
          3. Hang Seng Bank. . . . . . . . . . . . . . . . . .  10.97%
          4. Hong Kong Telecom . . . . . . . . . . . . . . . .  10.49%
          5. Cheung Kong   . . . . . . . . . . . . . . . . . .   8.93%
          6. Swire Pacific A . . . . . . . . . . . . . . . . .   7.81%
          7. New World Development . . . . . . . . . . . . . .   4.71%
          8. China Light & Power . . . . . . . . . . . . . . .   4.69%
          9. Wharf (Holdings). . . . . . . . . . . . . . . . .   4.58%
         10. Cathay Pacific Airways. . . . . . . . . . . . . .   3.17%

     As of August 30, 1996, the largest five constituents together comprised approximately 55.45% of the market capitalization of the MSCI Hong Kong; the largest ten constituents comprised approximately 80.41% of the market capitalization of the MSCI Hong Kong; and the largest 20 constituents comprised approximately 94.34% of the market capitalization of MSCI Hong Kong.

     The ten most highly represented industry sectors in the MSCI Hong Kong, and the approximate percentages of the MSCI Hong Kong represented thereby as of August 30, 1996 were:

          1. Real Estate   . . . . . . . . . . . . . . . . . .  37.58%
          2. Multi-Industry. . . . . . . . . . . . . . . . . .  20.05%
          3. Banking   . . . . . . . . . . . . . . . . . . . .  13.78%
          4. Telecommunications. . . . . . . . . . . . . . . .  10.49%
          5. Utilities - Electrical & Gas . . . . . . . . . .   7.37%
          6. Transportation - Airlines. . . . . . . . . . . .   3.17%
          7. Leisure & Tourism . . . . . . . . . . . . . . . .   2.63%
          8. Broadcasting & Publishing . . . . . . . . . . . .   1.92%
          9. Merchandising . . . . . . . . . . . . . . . . . .   0.78%
         10. Financial Services. . . . . . . . . . . . . . . .   0.49%

Appendix A hereto contains a complete list of the securities in the MSCI Hong Kong Index as of August 30, 1996.

THE MSCI ITALY INDEX

     On August 30, 1996, the MSCI Italy Index (with net dividends reinvested) (the "MSCI Italy") consisted of 55 stocks with an aggregate market capitalization of approximately ITL196,062.0 (____) billion or US$155.7 billion. In percentage terms, the MSCI Italy represented approximately 63.5% of the total market capitalization of Italy.

     The ten largest constituents of the MSCI Italy and the respective approximate percentages of the MSCI Italy represented by such constituents were, in order:

          1. ENI   . . . . . . . . . . . . . . . . . . . . . .  14.36%
          2. Assicurazioni Generali. . . . . . . . . . . . . .  12.06%
          3. Telecom Italia Mobile . . . . . . . . . . . . . .   9.36%
          4. Telecom Italia. . . . . . . . . . . . . . . . . .   8.91%
          5. Fiat. . . . . . . . . . . . . . . . . . . . . . .   6.93%
          6. INA   . . . . . . . . . . . . . . . . . . . . . .   3.90%
          7. Mediaset. . . . . . . . . . . . . . . . . . . . .   3.70%
          8. San Paolo di Torino . . . . . . . . . . . . . . .   3.51%
          9. IMI Istituto Mobiliare. . . . . . . . . . . . . .   3.22%
         10. Edison. . . . . . . . . . . . . . . . . . . . . .   2.35%

     As of August 30, 1996, the largest five constituents together comprised approximately 51.62% of the market capitalization of the MSCI Italy; the largest ten constituents comprised approximately 68.29% of the market capitalization of the MSCI Italy; and the largest 20 constituents comprised approximately 85.35% of the market capitalization of MSCI Italy.

     The ten most highly represented industry sectors in the MSCI Italy, and the approximate percentages of the MSCI Italy represented thereby as of August 30, 1996 were:

          1. Telecommunications. . . . . . . . . . . . . . . .  21.28%
          2. Insurance   . . . . . . . . . . . . . . . . . . .  19.31%
          3. Energy Sources. . . . . . . . . . . . . . . . . .  14.36%
          4. Banking   . . . . . . . . . . . . . . . . . . . .  14.23%
          5. Automobiles   . . . . . . . . . . . . . . . . . .   8.70%
          6. Broadcasting & Publishing . . . . . . . . . . . .   4.31%
          7. Utilities - Electrical & Gas . . . . . . . . . .   3.89%
          8. Multi-Industry. . . . . . . . . . . . . . . . . .   2.47%
          9. Industrial Components . . . . . . . . . . . . . .   2.12%
         10. Textiles & Apparel. . . . . . . . . . . . . . . .   1.60%

Appendix A hereto contains a complete list of the securities constituting the MSCI Italy Index as of August 30, 1996.

THE MSCI JAPAN INDEX

     On August 30, 1996, the MSCI Japan Index (with net dividends reinvested) (the "MSCI Japan") consisted of 310 stocks with an aggregate market capitalization of approximately JPY227,098.2 (____) billion or US$2,084.8 billion. In percentage terms, the MSCI Japan represented approximately 60.1% of the total market capitalization in Japan.

     The ten largest constituents of the MSCI Japan and the respective approximate percentages of the MSCI Japan represented by such constituents were, in order:


          1. Bank of Tokyo . . . . . . . . . . . . . . . . . .   4.70%
          2. Toyota Motor Corp.. . . . . . . . . . . . . . . .   4.51%
          3. Sumitomo Bank . . . . . . . . . . . . . . . . . .   2.86%
          4. Industrial Bank of Japan. . . . . . . . . . . . .   2.68%
          5. Fuji Bank . . . . . . . . . . . . . . . . . . . .   2.65%
          6. Matsushita Electric Ind'l . . . . . . . . . . . .   1.76%
          7. Nomura Securities Co. . . . . . . . . . . . . . .   1.70%
          8. Tokyo Electric Power Co.. . . . . . . . . . . . .   1.64%
          9. Sakura Bank . . . . . . . . . . . . . . . . . . .   1.63%
         10. Hitachi . . . . . . . . . . . . . . . . . . . . .   1.52%

     As of August 30, 1996, the largest five constituents together comprised approximately 17.39% of the market capitalization of the MSCI Japan; the largest ten constituents comprised approximately 25.64% of the market capitalization of the MSCI Japan; and the largest 20 constituents comprised approximately 36.91% of the market capitalization of the MSCI Japan.

     The ten most highly represented industry sectors in the MSCI Japan, and the approximate percentages of the MSCI Japan represented thereby as of August 30, 1996 were:

         1. Banking. . . . . . . . . . . . . . . . . . . . . . . . 21.42%
         2. Automobiles. . . . . . . . . . . . . . . . . . . . . .  6.56%
         3. Machinery & Engineering. . . . . . . . . . . . . . . .  4.99%
         4. Appliances & Household Durables. . . . . . . . . . . .  4.63%
         5. Utilities -- Electrical & Gas. . . . . . . . . . . . .  4.22%
         6. Chemicals. . . . . . . . . . . . . . . . . . . . . . .  4.11%
         7. Transportation - Road & Rail . . . . . . . . . . . . .  3.84%
         8. Merchandising. . . . . . . . . . . . . . . . . . . . .  3.76%
         9. Construction - Housing . . . . . . . . . . . . . . . .  3.71%
        10. Financial Services . . . . . . . . . . . . . . . . . .  3.65%

Appendix A hereto contains a complete list of the securities constituting the MSCI Japan Index as of August 30,1996.

THE MSCI MALAYSIA INDEX

     On August 30,1996, the MSCI Malaysia Index (with net dividends reinvested) (the "MSCI Malaysia") consisted of 76 stocks with an aggregate market capitalization of approximately MYR306.2 (_____)billion or US$137.9 billion. In percentage terms, the MSCI Malaysia represented approximately 53.4% of the total market capitalization of Malaysia.

     The ten largest constituents of the MSCI Malaysia and the respective approximate percentages of the MSCI Malaysia represented by such constituents were, in order:


         1. Telekom Malaysia . . . . . . . . . . . . . . . . . . . 12.98%
         2. Tenaga Nasional. . . . . . . . . . . . . . . . . . . .  8.23%
         3. Malayan Banking. . . . . . . . . . . . . . . . . . . .  7.99%
         4. Sime Darby . . . . . . . . . . . . . . . . . . . . . .  5.80%
         5. Resorts World. . . . . . . . . . . . . . . . . . . . .  4.39%
         6. United Engineers (Malaysia). . . . . . . . . . . . . .  3.93%
         7. Malaysia Int'l Shipping. . . . . . . . . . . . . . . .  2.25%
         8. Rothmans Pall Mall (Mal) . . . . . . . . . . . . . . .  2.22%
         9. Proton . . . . . . . . . . . . . . . . . . . . . . . .  2.15%
        10. YTL Corp . . . . . . . . . . . . . . . . . . . . . . .  2.10%

     As of August 30,1996, the largest five constituents together comprised approximately 39.40% of the market capitalization of the MSCI Malaysia; the largest ten constituents comprised approximately 52.04% of the market capitalization of the MSCI Malaysia and the largest 20 constituents comprised approximately 68.30% of the market capitalization of the MSCI Malaysia.

     The ten most highly represented industry sectors in the MSCI Malaysia, and the approximate percentages of the MSCI Malaysia represented thereby as of August 30, 1996 were:

         1. Telecommunications . . . . . . . . . . . . . . . . . . 14.44%
         2. Multi-Industry . . . . . . . . . . . . . . . . . . . . 13.26%
         3. Banking. . . . . . . . . . . . . . . . . . . . . . . . 12.56%
         4. Utilities -- Electrical & Gas. . . . . . . . . . . . .  8.23%
         5. Leisure & Tourism. . . . . . . . . . . . . . . . . . .  6.88%
         6. Miscellaneous Materials & Commodities. . . . . . . . .  6.15%
         7. Automobiles. . . . . . . . . . . . . . . . . . . . . .  5.62%
         8. Financial Services . . . . . . . . . . . . . . . . . .  3.68%
         9. Real Estate. . . . . . . . . . . . . . . . . . . . . .  3.35%
        10. Building Materials . . . . . . . . . . . . . . . . . .  3.28%

Appendix A hereto contains a complete list of the securities constituting the MSCI Malaysia Index as of August 30,1996.

THE MSCI MEXICO (FREE) INDEX

     On August 30,1996, the MSCI Mexico (Free) Index (with gross dividends reinvested) (the "MSCI Mexico (Free)") consisted of 44 stocks. The MSCI Mexico
(Free) Index, as of January 31, 1996, had an aggregate market capitalization of approximately MXN470.2 billion or US$63.8 billion. In percentage terms, the MSCI Mexico (Free) represented approximately 59.4% of the total market capitalization of Mexico.

     On August 30,1996, the ten largest constituents of the MSCI Mexico (Free) and the respective approximate percentages of the MSCI Mexico (Free) represented by such constituents were, in order:

         1. Telmex Telefonos Mex L . . . . . . . . . . . . . . . . 19.02%
         2. Kimberly Clark Mexico. . . . . . . . . . . . . . . . .  7.33%
         3. Grupo Televisa . . . . . . . . . . . . . . . . . . . .  6.77%
         4. Telmex Telefonos Mex A . . . . . . . . . . . . . . . .  6.10%
         5. Cifra B. . . . . . . . . . . . . . . . . . . . . . . .  5.42%
         6. Grupo Modelo C . . . . . . . . . . . . . . . . . . . .  5.41%
         7. Alfa . . . . . . . . . . . . . . . . . . . . . . . . .  3.83%
         8. Empresas Moderna . . . . . . . . . . . . . . . . . . .  3.35%
         9. Grupo Mexico B . . . . . . . . . . . . . . . . . . . .  3.05%
        10. Cemex A. . . . . . . . . . . . . . . . . . . . . . . .  3.04%

     As of August 30, 1996, the largest five constituents together comprised approximately 44.64% of the market capitalization of the MSCI Mexico (Free); the largest ten constituents comprised approximately 63.33% of the market capitaliz ation of the MSCI Mexico (Free) and the largest 20 constituents comprised approximately 86.49% of the market capitalization of the MSCI Mexico
(Free).

     The ten most highly represented industry sectors in the MSCI Mexico (Free), and the approximate percentages of the MSCI Mexico (Free) represented thereby as of August 30,1996 were:

         1. Telecommunications . . . . . . . . . . . . . . . . . . 25.13%
         2. Beverages & Tobacco. . . . . . . . . . . . . . . . . . 11.98%
         3. Merchandising. . . . . . . . . . . . . . . . . . . . . 10.43%
         4. Building Materials & Components. . . . . . . . . . . .  9.67%
         5. Health & Personal. . . . . . . . . . . . . . . . . . .  7.32%
         6. Broadcasting & Publishing. . . . . . . . . . . . . . .  6.77%
         7. Multi-Industry . . . . . . . . . . . . . . . . . . . .  5.94%
         8. Metals -- Non Ferrous. . . . . . . . . . . . . . . . .  5.72%
         9. Banking. . . . . . . . . . . . . . . . . . . . . . . .  5.23%
        10. Food and Household Products. . . . . . . . . . . . . .  4.26%

Appendix A hereto contains a complete list of the securities constituting the MSCI Mexico (Free) Index as of August 30, 1996.

THE MSCI NETHERLANDS INDEX

     On August 30, 1996, the MSCI Netherlands Index (with net dividends reinvested) (the "MSCI Netherlands") consisted of 22 stocks with an aggregate market capitalization of approximately NLG353.2 (____) billion or US$241.4 billion. In percentage terms, the MSCI Netherlands represented approximately 72.4% of the total market capitalization of the Netherlands.

     The ten largest constituents of the MSCI Netherlands and the respective approximate percentages of the MSCI Netherlands represented by such constituents were, in order:

         1. Royal Dutch Petroleum. . . . . . . . . . . . . . . . . 34.03%
         2. Internationale Nederlanden Groep . . . . . . . . . . . 10.11%
         3. Unilever NV. . . . . . . . . . . . . . . . . . . . . .  9.77%
         4. ABN Amro Holdings. . . . . . . . . . . . . . . . . . .  7.31%
         5. Koninklijke PTT Nederland. . . . . . . . . . . . . . .  6.90%
         6. Phillips Electronics . . . . . . . . . . . . . . . . .  4.98%
         7. Heineken NV. . . . . . . . . . . . . . . . . . . . . .  4.74%
         8. Elsevier NV. . . . . . . . . . . . . . . . . . . . . .  4.49%
         9. Ahold (Kon.) . . . . . . . . . . . . . . . . . . . . .  3.95%
        10. Wolters Kluwer . . . . . . . . . . . . . . . . . . . .  3.62%

     As of August 30, 1996, the largest five constituents together comprised approximately 68.12% of the market capitalization of the MSCI Netherlands; the largest ten constituents comprised approximately 89.90% of the market capitalization of the MSCI Netherlands; and the largest 20 constituents comprised approximately 99.52% of the market capitalization of MSCI Netherlands.

     The ten most highly represented industry sectors in the MSCI Netherlands, and the approximate percentages of the MSCI Netherlands represented thereby as of August 30, 1996 were:

         1. Energy Sources . . . . . . . . . . . . . . . . . . . . 34.03%
         2. Financial Services . . . . . . . . . . . . . . . . . . 10.11%
         3. Food & Household Products. . . . . . . . . . . . . . .  9.77%
         4. Broadcasting & Publishing. . . . . . . . . . . . . . .  8.10%
         5. Banking. . . . . . . . . . . . . . . . . . . . . . . .  7.31%
         6. Telecommunications . . . . . . . . . . . . . . . . . .  6.90%
         7. Appliances & Household Durables. . . . . . . . . . . .  4.98%
         8. Beverages & Tobacco. . . . . . . . . . . . . . . . .  . 4.74%
         9. Merchandising. . . . . . . . . . . . . . . . . . . . .  3.95%
        10. Chemicals. . . . . . . . . . . . . . . . . . . . . . .  3.51%

Appendix A hereto contains a complete list of the securities in the MSCI Netherlands as of August 30, 1996.

THE MSCI SINGAPORE (FREE) INDEX

     The MSCI Singapore (Free) Index (with net dividends reinvested) (the "MSCI Singapore (Free)") is a "free" index in that excludes companies and share classes that are not purchasable by foreigners. On August 30, 1996, the MSCI Singapore (Free) consisted of 38 stocks with an aggregate market capitalization of approximately SGD124.3 (____) billion or US$96.7 billion. In percentage terms, the MSCI Singapore (Free) represented approximately 67.1% of the total market capitalization of Singapore.

     The ten largest constituents of the MSCI Singapore (Free) and the respective approximate percentages of the MSCI Singapore (Free) represented by such constituents were, in order:

         1. Singapore Telecomm . . . . . . . . . . . . . . . . . . 15.35%
         2. Singapore Airlines . . . . . . . . . . . . . . . . . . 14.06%
         3. OCBC Bank. . . . . . . . . . . . . . . . . . . . . . . 12.44%
         4. United Overseas Bank . . . . . . . . . . . . . . . . .  9.07%
         5. Development Bank of Singapore. . . . . . . . . . . . .  8.33%
         6. City Developments. . . . . . . . . . . . . . . . . . .  6.80%
         7. Singapore Press Holdings . . . . . . . . . . . . . . .  6.07%
         8. Keppel Corp. . . . . . . . . . . . . . . . . . . . . .  4.13%
         9. DBS Land . . . . . . . . . . . . . . . . . . . . . . .  3.16%
        10. Fraser & Neave . . . . . . . . . . . . . . . . . . . .  3.08%

     As of August 30, 1996, the largest five constituents together comprised approximately 59.25% of the market capitalization of the MSCI Singapore (Free); the largest ten constituents comprised approximately 82.49% of the market capitalization of the MSCI Singapore (Free); and the largest 20 constituents comprised approximately 93.05% of the market capitalization of the MSCI Singapore (Free).

     The ten most highly represented industry sectors in the MSCI Singapore
(Free), and the approximate percentages of the MSCI Singapore (Free) represented thereby as of August 30, 1996 were:

          1. Banking . . . . . . . . . . . . . . . . . . . . .  29.85%
          2. Telecommunications. . . . . . . . . . . . . . . .  15.35%
          3. Real Estate . . . . . . . . . . . . . . . . . . .  14.37%
          4. Transportation -- Airlines. . . . . . . . . . . .  14.06%
          5. Multi-Industry. . . . . . . . . . . . . . . . . .   7.04%
          6. Broadcasting & Publishing . . . . . . . . . . . .   6.07%
          7. Beverages & Tobacco . . . . . . . . . . . . . . .   3.08%
          8. Automobiles . . . . . . . . . . . . . . . . . . .   2.32%
          9. Leisure & Tourism . . . . . . . . . . . . . . . .   1.90%
         10. Transportation -- Shipping. . . . . . . . . . . .   1.00%

Appendix A hereto contains a complete list of the securities in the MSCI Singapore (Free) as of August 30, 1996.

THE MSCI SPAIN INDEX

     On August 30, 1996, the MSCI Spain Index (with net dividends reinvested) (the "MSCI Spain") consisted of 31 stocks with an aggregate market capitalization of approximately ESP11,921.7 (____) billion or US$105.4 billion. In percentage terms, the MSCI Spain represented approximately 63.0% of the total market capitalization of Spain

     The ten largest constituents of the MSCI Spain and the respective approximate percentages of the MSCI Spain represented by such constituents were, in order:

          1. Telefonica de Espana. . . . . . . . . . . . . . .  16.95%
          2. Endesa. . . . . . . . . . . . . . . . . . . . . .  14.71%
          3. Repsol. . . . . . . . . . . . . . . . . . . . . .   9.46%
          4. Banco Bilbao Vizcaya. . . . . . . . . . . . . . .   9.17%
          5. Iberdrola . . . . . . . . . . . . . . . . . . . .   8.06%
          6. Banco Santander . . . . . . . . . . . . . . . . .   7.96%
          7. Gas Natural SGD . . . . . . . . . . . . . . . . .   6.95%
          8. Argentaria Corp Bancaria. . . . . . . . . . . . .   5.03%
          9. Banco Central Hispanoamericano. . . . . . . . . .   3.23%
         10. Autopistas Cesa . . . . . . . . . . . . . . . . .   2.38%

     As of August 30, 1996, the largest five constituents together comprised approximately 58.35% of the market capitalization of the MSCI Spain; the largest ten constituents comprised approximately 83.90% of the market capitalization of the MSCI Spain and the largest 20 constituents comprised approximately 96.28% of the market capitalization of MSCI Spain.

     The ten most highly represented industry sectors in the MSCI Spain and the approximate percentages of the MSCI Spain represented thereby as of August 30, 1996 were:

          1. Utilities -- Electrical & Gas . . . . . . . . . .  31.51%
          2. Banking . . . . . . . . . . . . . . . . . . . . .  25.40%
          3. Telecommunications. . . . . . . . . . . . . . . .  16.95%
          4. Energy Sources. . . . . . . . . . . . . . . . . .   9.46%
          5. Business & Public Services. . . . . . . . . . . .   4.47%
          6. Construction & Housing. . . . . . . . . . . . . .   1.85%
          7. Real Estate . . . . . . . . . . . . . . . . . . .   1.65%
          8. Beverages & Tobacco . . . . . . . . . . . . . . .   1.60%
          9. Insurance . . . . . . . . . . . . . . . . . . . .   1.43%
         10. Metals -- Steel . . . . . . . . . . . . . . . . .   1.27%


Appendix A hereto contains a complete list of the securities in the MSCI Spain as of August 30,1996.

THE MSCI SWEDEN INDEX

     On August 30, 1996, the MSCI Sweden Index (with net dividends reinvested) (the "MSCI Sweden") consisted of 31 stocks with an aggregate market capitalization of approximately SEK722.5 (____)billion or US$129.1 billion. In percentage terms, the MSCI Sweden represented approximately 59.4% of the total market capitalization of Sweden.

     The ten largest constituents of the MSCI Sweden and the respective approximate percentages of the MSCI Sweden represented by such constituents were, in order:

          1. Ericsson (LM) . . . . . . . . . . . . . . . . . .  18.02%
          2. Astra A . . . . . . . . . . . . . . . . . . . . .  17.10%
          3. Abb Ab A. . . . . . . . . . . . . . . . . . . . .   5.82%
          4. Volvo . . . . . . . . . . . . . . . . . . . . . .   5.52%
          5. Astra B . . . . . . . . . . . . . . . . . . . . .   3.83%
          6. Skanska . . . . . . . . . . . . . . . . . . . . .   3.80%
          7. Skand. Enskilda . . . . . . . . . . . . . . . . .   3.53%
          8. Hennes & Mauritz. . . . . . . . . . . . . . . . .   3.47%
          9. Electrolux. . . . . . . . . . . . . . . . . . . .   3.43%
         10. Svenska Handelsbk . . . . . . . . . . . . . . . .   3.42%

     As of August 30, 1996, the largest five constituents together comprised approximately 50.28% of the market capitalization of the MSCI Sweden; the largest ten constituents comprised approximately 67.94% of the market capitalization of the MSCI Sweden and the largest 20 constituents comprised approximately 90.19% of the market capitalization of MSCI Sweden.

     The ten most highly represented industry sectors in the MSCI Sweden, and the approximate percentages of the MSCI Sweden represented thereby as of August 30, 1996 were:

          1. Electrical & Electronics. . . . . . . . . . . . .  26.16%
          2. Health & Personal Care. . . . . . . . . . . . . .  20.93%
          3. Automobiles . . . . . . . . . . . . . . . . . . .   7.98%
          4. Banking . . . . . . . . . . . . . . . . . . . . .   7.28%
          5. Forest Products & Paper . . . . . . . . . . . . .   7.02%
          6. Construction & Housing. . . . . . . . . . . . . .   3.80%
          7. Industrial Components . . . . . . . . . . . . . .   3.58%
          8. Merchandising . . . . . . . . . . . . . . . . . .   3.47%
          9. Appliances & Household Durables . . . . . . . . .   3.43%
         10. Chemicals . . . . . . . . . . . . . . . . . . . .   3.17%

Appendix A hereto contains a complete list of the securities in the MSCI Sweden as of August 30, 1996.

THE MSCI SWITZERLAND INDEX

     On August 30, 1996, the MSCI Switzerland Index (with net dividends reinvested) (the "MSCI Switzerland") consisted of 41 stocks with an aggregate market capitalization of approximately CHF355.0 (____) billion or US$326.6 billion. In percentage terms, the MSCI Switzerland represented approximately 79.5% of the total market capitalization in Switzerland.

     The ten largest constituents of the MSCI Switzerland and the respective approximate percentages of the MSCI Switzerland represented by such constituents were, in order:

          1. Roche Holding . . . . . . . . . . . . . . . . . .  16.02%
          2. Nestle. . . . . . . . . . . . . . . . . . . . . .  13.81%
          3. Sandoz Ltd. . . . . . . . . . . . . . . . . . . .  12.47%
          4. Ciba-Geigy. . . . . . . . . . . . . . . . . . . .   9.53%
          5. Schweiz Bankgesell. . . . . . . . . . . . . . . .   6.17%
          6. Roche Holding Inhaber . . . . . . . . . . . . . .   6.06%
          7. CS Holdings . . . . . . . . . . . . . . . . . . .   5.85%
          8. Schweiz Reuckvers . . . . . . . . . . . . . . . .   4.73%
          9. Schweiz Bankverein. . . . . . . . . . . . . . . .   4.43%
         10. Zuerich Versicherung. . . . . . . . . . . . . . .   3.74%

     As of August 30, 1996, the largest five constituents together comprised approximately 57.99% of the market capitalization of the MSCI Switzerland; the largest ten constituents comprised approximately 82.80% of the market capitalization of the MSCI Switzerland; and the largest 20 constituents comprised approximately 95.27% of the market capitalization of the MSCI Switzerland.

     The ten most highly represented industry sectors in the MSCI Switzerland, and the approximate percentages of the MSCI Switzerland represented thereby as of August 30, 1996 were:

          1. Health & Personal Care. . . . . . . . . . . . . .  35.55%
          2. Banking . . . . . . . . . . . . . . . . . . . . .  17.78%
          3. Food & Household Products . . . . . . . . . . . .  13.81%
          4. Chemicals . . . . . . . . . . . . . . . . . . . .  10.95%
          5. Insurance . . . . . . . . . . . . . . . . . . . .   8.47%
          6. Electrical & Electronics. . . . . . . . . . . . .   3.36%
          7. Business & Public Services. . . . . . . . . . . .   2.71%
          8. Building Materials & Components . . . . . . . . .   1.98%
          9. Recreation. . . . . . . . . . . . . . . . . . . .   1.45%
         10. Multi-Industry. . . . . . . . . . . . . . . . . .   1.43%

Appendix A hereto contains a complete list of the securities in the MSCI Switzerland as of August 30, 1996.

THE MSCI UNITED KINGDOM INDEX

     On August 30, 1996, the MSCI United Kingdom Index (with net dividends reinvested) (the "MSCI UK") consisted of 142 stocks with an aggregate market capitalization of approximately L582.8 (____) billion or US$964.3 billion. In percentage terms, the MSCI UK represented approximately 64.5% of the aggregate capitalization of the United Kingdom markets.

     The ten largest constituents of the MSCI UK and the respective approximate percentages of the MSCI UK represented by such constituents were, in order:

          1. British Petroleum . . . . . . . . . . . . . . . .   5.78%
          2. Glaxo Wellcome. . . . . . . . . . . . . . . . . .   5.33%
          3. Smithkline Beecham. . . . . . . . . . . . . . . .   3.88%
          4. British Telecom . . . . . . . . . . . . . . . . .   3.41%
          5. HSBC Holdings . . . . . . . . . . . . . . . . . .   3.25%
          6. Lloyds TSB Group. . . . . . . . . . . . . . . . .   3.21%
          7. Zeneca Group. . . . . . . . . . . . . . . . . . .   2.40%
          8. Barclays. . . . . . . . . . . . . . . . . . . . .   2.30%
          9. Marks & Spencer . . . . . . . . . . . . . . . . .   2.30%
         10. BAT Industries. . . . . . . . . . . . . . . . . .   2.21%

     As of August 30, 1996, the largest five constituents together comprised approximately 21.66% of the market capitalization of the MSCI UK; the largest ten constituents comprised approximately 34.08% of the market capitalization of the MSCI UK; and the largest 20 constituents comprised approximately 50.96% of the market capitalization of MSCI UK.

     The ten most highly represented industry sectors in the MSCI UK, and the approximate percentages of the MSCI UK represented thereby as of August 30, 1996 were:

          1. Health & Personal Care. . . . . . . . . . . . . .  11.15%
          2. Banking . . . . . . . . . . . . . . . . . . . . .  11.02%
          3. Merchandising . . . . . . . . . . . . . . . . . .   8.89%
          4. Telecommunications. . . . . . . . . . . . . . . .   6.65%
          5. Energy Sources. . . . . . . . . . . . . . . . . .   6.52%
          6. Multi-Industry. . . . . . . . . . . . . . . . . .   6.28%
          7. Food & Household Products . . . . . . . . . . . .   4.61%
          8. Leisure & Tourism . . . . . . . . . . . . . . . .   4.61%
          9. Insurance . . . . . . . . . . . . . . . . . . . .   4.20%
         10. Business & Public Services. . . . . . . . . . . .   4.15%

Appendix A hereto contains a complete list of the securities in the MSCI UK as of August 30, 1996.

REGIONAL INDEX REPLICATIONS

     The MSCI single-country indices effectively serve as components of various MSCI regional and international (i.e., multi-country) indices. For example the MSCI EAFE Index -- covering European, Australasian and the Far Eastern markets -
- is comprised of a weighted allocation of the MSCI indices for Japan (39.40%), the United Kingdom (16.55%), Germany (7.17%), France (6.47%), Switzerland (6.21%), Netherlands (4.18%), Hong Kong (3.32%), Singapore (1.20%), Belgium (1.17%), Malaysia (2.46%), Australia (2.69%), Spain (1.83%), Italy (2.23%),
Sweden (2.16%), Denmark (0.81%), Finland (0.52%), Norway (0.48%), New Zealand (0.41%), Austria (0.45%) and Ireland (0.29%). The weightings shown parenthetically are based on the EAFE Index as of August 30, 1996.

     Investors may purchase WEBS of different Index Series of the Fund in various proportions for the purpose of achieving regional or international market exposure approximating that of certain of the MSCI regional and international indices. For example, assuming the estimated values per Creation Unit listed in the Fund's prospectus under the heading

"Creation Units", an investor might approximate the representation and weighting of the MSCI EAFE Index by investing in the numbers of WEBS specified for the following 15 Index Series, in order to achieve the basket weightings listed below:

                          INDEX SERIES   NUMBER OF WEBS      % OF VALUE OF
                          ------------   --------------           BASKET
                                                                  ------
               Japan
               United Kingdom
               Germany
               France
               Switzerland
               Netherlands
               Hong Kong
               Australia
               Malaysia
               Italy
               Sweden
               Spain
               Singapore (Free)
               Belgium
               Austria

     The total cost of the above basket of WEBS, again using the values per Creation Unit in the Prospectus, would be $__________.
It should be noted that the WEBS basket set forth above does not include representation of five countries included in the MSCI EAFE Index, representing of the value of such index on December ____, 1996.

                          EXCHANGE LISTING AND TRADING

     The WEBS of each WEBS Index Series have been listed for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of WEBS. The non-redeemable WEBS trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS of any Index Series will continue to be met. The AMEX may remove the WEBS of an Index
Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Series of WEBS, there are fewer than 50 beneficial holders of the WEBS for 30 or more consecutive trading days,
(2) the value of the underlying index or portfolio of securities on which such Index Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Fund.

     As in the case of other stocks traded on the AMEX, the brokers commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which to range between $.015 to $.12 per share for institutions and high net worth individuals.

         In order to provide current WEBS pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each WEBS Index Series as calculated by Bloomberg, L.P ("Bloomberg"). The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of IOPVs. IOPVs are disseminated on a per WEBS Index Series basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. New York time.

    The IOPV has an equity securities value component and a cash component.
The equity securities values included in the IOPV are the values of the Deposit Securities for each WEBS Index Series. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of WEBS, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund for each WEBS Index Series at a particular point in time, because the current portfolio of a WEBS Index Series may include securities that are not a part of the current

Deposit Securities. Therefore, the IOPV on a per WEBS basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value of the Fund, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Fund for a particular WEBS Index Series may diverge from the applicable IOPV during any trading day. In such case, the IOPV would not precisely reflect the value of a WEBS Index Series' portfolio.

    The equity securities included in the IOPV reflect the same market capitalization weighing as the Deposit Securities of the particular Index Series. In addition to the equity component described in the preceding paragraph, the IOPV for each WEBS Index Series includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the WEBS Index Series of Australia, Japan, Malaysia, Hong Kong and Singapore (Free), there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these WEBS Index Series, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the WEBS Index Series portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For WEBS Index Series which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts such prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

                                MANAGEMENT OF THE FUND

                          DIRECTORS AND OFFICERS OF THE FUND

    The Board of Directors of the Fund has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by the Adviser and other service providers. The Board of Directors currently consists of five Directors.

NAME AND ADDRESS                       POSITION WITH THE FUND                  PRINCIPAL OCCUPATIONS
----------------                       ----------------------                  DURING PAST FIVE YEARS
                                                                               ----------------------
Nathan Most*                           Director, President and       Senior Vice President (retired) (from 1992 to
P.O. Box 193                           Chairman of the Board         1996) and Vice President (from 1980 to 1992)
Burlingame, CA 94011-0193                                            of the American Stock Exchange, Inc.;
Age                                                                  President and CEO (retired) (from 1982 to
                                                                     1996) of AMEX Commodities Corporation.

John B. Carroll                        Director                      Vice President of Investment Management
President                                                            (since 1984) of GTE Corporation; President
GTE Investment Management Corp.                                      (since 1984) of GTE Investment Management
One Stamford Forum                                                   Corporation; Trustee and Member of the
Stamford, CT 06904                                                   Executive Committee (since 1991) of The
Age                                                                  Common Fund; Member of the Investment
                                                                     Committee (since 1988) of the TWA Pilots
                                                                     Annuity Trust Fund; Vice Chairman and
                                                                     Executive Committee Member (since 1992) of
                                                                     the Committee on Investment of Employee
                                                                     Benefit Assets of the Financial Executive
                                                                     Institute; and Member (since 1986) of the
                                                                     Pension Advisory Committee of the New York
                                                                     Stock Exchange.

Timothy A. Hultquist                   Director                      Advisory Director (since 1995) and Managing
Advisory Director                                                    Director (from 1985 to 1995) of Morgan
Morgan Stanley & Co. Incorporated                                    Stanley & Co. Incorporated; Chairman (since
1251 Avenue of the Americas                                          1994) and Trustee (since 1985) of the Board of
23rd Floor                                                           Trustees of Macalester College; Trustee (since
New York, NY 10020                                                   1995) of the Russell Sage Foundation; Member
Age                                                                  (since 1994) of Wilmer Eye Institute Advisory
                                                                     Counsel at John Hopkins University Hospital;
                                                                     President (since 1992) of the Hultquist
                                                                     Foundation.

                                       46


NAME AND ADDRESS                       POSITION WITH THE FUND                  PRINCIPAL OCCUPATIONS
----------------                       ----------------------                  DURING PAST FIVE YEARS
                                                                               ----------------------
Lloyd N. Morrisett                     Director                      President (since 1969) of The John and Mary
President                                                            R. Markle Foundation; Member (since 1968)
The Markle Foundation                                                of the Council on Foreign Relations; Member
75 Rockefeller Plaza                                                 (since 1970) of the American Association for
Suite 1800                                                           the Advancement of Science; Chairman (since
New York, NY 10099                                                   1970) of the Children's Television Workshop;
Age                                                                  Director (since 1976) of Haskins Laboratories,
                                                                     Inc.; Director (since 1990) of The Multimedia
                                                                     Corporation; Director (since 1992) of
                                                                     Classroom, Inc.; Director (since 1994) of
                                                                     Infonautics Corporation; Member of Board of
                                                                     Overseers (since 1995) of Dartmouth School of
                                                                     Medicine; Director (since 1995) of Smith
                                                                     College-Center for the Study of Social and
                                                                     Political Change. Trustee (from 1973 to 1983,
                                                                     from 1985 to 1995, and since 1996) of RAND.

W. Allen Reed                          Director                      President and CEO and Director (since 1994)
President                                                            of General Motors Investment Management
General Motors Investment                                            Corporation; Vice President and Treasurer
Management Corp.                                                     (from 1991 to 1994) of Hughes Electronics;
767 Fifth Avenue                                                     President (from 1984 to 1991) of Hughes
New York, NY 10153                                                   Investment Management Company; Director
Age                                                                  (since 1995) of Taubman Centers, Inc. (a real
                                                                     estate investment trust); Director (since 1992)
                                                                     of FLIR Systems (an imaging technology
                                                                     company); Director (since 1994) of General
                                                                     Motors Acceptance Corporation; Director (since
                                                                     1994) of Motors Insurance Corporation;
                                                                     Director (since 1995) of Equity Fund of Latin
                                                                     America; Director (since 1995) of the
                                                                     Commonwealth Equity Fund; Member (since
                                                                     1994) of the Pension Managers Advisory
                                                                     Committee of the New York Stock Exchange;
                                                                     Member (since 1995) of the New York State
                                                                     Retirement System Advisory Board; Chairman
                                                                     (since 1995) of the Investment Advisory
                                                                     Committee of Howard Hughes Medical
                                                                     Institute.

                                       47

NAME AND ADDRESS                       POSITION WITH THE FUND                  PRINCIPAL OCCUPATIONS
----------------                       ----------------------                  DURING PAST FIVE YEARS
                                                                               ----------------------
Stephen M. Wynne                       Treasurer                     Executive Vice President and Chief Accounting
Executive Vice President                                             Officer (since 1993) and Senior Vice President
PFPC Inc.                                                            and Chief Accounting Officer (from 1991 to
400 Bellevue Parkway                                                 1993) of PFPC Inc.; Executive Vice President
Wilmington, DE 19809                                                 (since 1995) of PFPC International; Vice
                                                                     President and Chief Accounting Officer (since
                                                                     1987) of PNC Institutional Management Corp.

R. Sheldon Johnson                     Secretary                     Managing Director, Institutional Equity
Managing Director                                                    Department, Morgan Stanley & Co.
Morgan Stanley & Co. Incorporated                                    Incorporated.
1585 Broadway
New York, NY 10036

Stephen C. Beach                       Assistant Treasurer           Senior Vice President -- Product and Client
Senior Vice President                                                Development (since 1995) and Managing
PFPC Inc.                                                            Counsel (from 1990 to 1994) of PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

JoAnne M. Bennick                      Assistant Treasurer           Vice President and Director of Quality
Vice President                                                       Assurance (since 1993) of PFPC Inc.; Audit
PFPC Inc.                                                            Manager (from 1990 to 1993) and Audit
103 Bellevue Parkway                                                 Associate (from 1985 to 1990) of Coopers &
Wilmington, DE 19809                                                 Lybrand.

Gary M. Gardner                        Assistant Secretary           Chief Counsel (since 1994) of PFPC Inc.;
Chief Counsel                                                        Associate General Counsel (from 1992 to
PFPC Inc.                                                            1994) of The Boston Company, Inc.; General
400 Bellevue Parkway                                                 Counsel (from 1986 to 1992) of SunAmerica
Wilmington, DE 19809                                                 Asset Management Inc.

Kathleen L. Thren                      Assistant Secretary           Counsel of PNC Bank, N.A. (since 1996);
Counsel                                                              Attorney (1993-1996) of Drinker, Biddle &
PFPC Inc.                                                            Reath.
400 Bellevue Parkway
Wilmington, DE 19809

                                      __________

* "Interested" director, as defined in the Investment Company Act of 1940, by reason of his position as President of the Fund.

                        REMUNERATION OF DIRECTORS AND OFFICERS

    The following table sets forth the remuneration of Directors and officers of the Fund.

NAME OF PERSON, POSITION AGGREGATE COMPENSATION            PENSION OR RETIREMENT    ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
------------------------    FROM REGISTRANT                   BENEFITS ACCRUED       BENEFITS UPON         REGISTRANT AND FUND
                         ----------------------                 AS PART OF             RETIREMENT       COMPLEX PAID TO DIRECTORS
                                                              FUND EXPENSES         ----------------    -------------------------
                                                           ----------------------
Nathan Most, Director,   $20,000 per annum $5,000                 NONE                   NONE           $20,000 per annum $5,000
 President and Chairman  per Directors' meeting                                                         per Director's meeting
 of the Board            attended                                                                       attended

John B. Carroll,         $20,000 per annum $5,000                 NONE                   NONE           $20,000 per annum $5,000
 Director                per Directors' meeting                                                         per Director's meeting
                         attended                                                                       attended

Timothy A. Hultquist,    $20,000 per annum $5,000                 NONE                   NONE           $20,000 per annum $5,000
 Director                per Directors' meeting attended                                                per Director's meeting
                                                                                                        attended

Lloyd N. Morrisett,      $20,000 per annum $5,000                 NONE                   NONE           $20,000 per annum $5,000
 Director                per Directors' meeting                                                         per Director's meeting
                         attended                                                                       attended

W. Allen Reed,           $20,000 per annum $5,000                 NONE                   NONE           $20,000 per annum $5,000
 Director                per Directors' meeting                                                         per Director's meeting
                         attended                                                                       attended

    No officer of the Fund is entitled to any compensation, and no officer or director is entitled to any pension or retirement benefits, from the Fund.

                           INVESTMENT ADVISORY, MANAGEMENT,
                       ADMINISTRATIVE AND DISTRIBUTION SERVICES

    The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Management of the Fund".

THE INVESTMENT ADVISER

    Barclays Global Fund Advisors (the "Adviser"), formerly BZW Barclays Global Fund Advisors, acts as investment adviser to the Fund and, subject to the supervision of the Board of Directors of the Fund, and is responsible for the investment management of each Index Series. The Adviser is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its parent, Barclays Global Investors, N.A., are responsible for managing or providing investment advice for assets aggregating in excess of $310 billion as of August 30, 1995.

    The Adviser serves as investment adviser to each Index Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Fund and the Adviser. Under the Management Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in conformity with the stated investment policies of each Index Series, manages the investment of each Index Series' assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular Index Series. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Index Series. For its investment management services to each Index Series the Adviser is paid management fees equal to each Index Series' allocable portion of: .27% per annum of the aggregate net assets of the Fund less than or equal to $1.7 billion, plus .15% of the aggregate net assets of the Fund between $1.7 billion and $7 billion, plus .12% per annum of the aggregate net assets of the Fund between $7 billion and $10 billion, plus .08% per annum of the aggregate net assets of the Fund in excess of $10 billion. The management fees are accrued daily and paid by the Fund as soon as practical after the last day of each calendar quarter. The Fund's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Management Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, and the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Fund's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the period ended August 31, 1996, the Fund paid fees to the Adviser for its advisory service as follows:

WEBS INDEX SERIES                         FEES PAID
-----------------                         ---------

Australia WEBS Index Series                10,350
Austria WEBS Index Series                   9,748
Belgium WEBS Index Series                   2,045
Canada WEBS Index Series                   13,800
France WEBS Index Series                   14,503
Germany WEBS Index Series                  16,309
Hong Kong WEBS Index Series                 7,597
Italy WEBS Index Series                    25,345
Japan WEBS Index Series                   105,230
Malaysia WEBS Index Series                  7,550
Mexico (Free) WEBS Index Series             5,552
Netherlands WEBS Index Series               5,510
Singapore (Free) WEBS Index Series          8,578
Spain WEBS Index Series                     6,162
Sweden WEBS Index Series                    4,522
Switzerland WEBS Index Series               8,392
United Kingdom WEBS Index Series           14,599

THE ADMINISTRATOR

    PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp. (the "Administrator"), acts as administration and accounting agent of the Fund pursuant to an Administration and Accounting Services Agreement with the Fund and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Morgan Stanley Trust Company in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. PFPC, as Administrator, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, DE 19809.

    For the administrative and fund accounting services PFPC provides to the Fund, PFPC is paid aggregate fees equal to each Index Series' allocable portion of: .10% per annum of the aggregate net assets of the Fund less than $3 billion, plus .09% per annum of the aggregate net assets of the Fund between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets of the Fund between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets of the Fund between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets of the Fund in excess of $10 billion. PFPC may from time to time waive all or a portion of its fees. PFPC will charge an annual minimum fee of $850,000 for fiscal year one, $1,275,000 for fiscal year two, and $1,700,000 for fiscal year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per portfolio, respectively). PFPC's minimum fees are subject to a maximum of an annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% will be recouped as the Index Series' asset levels reach thresholds to permit such recovery of fees. Once the aggregate minimum fees are recouped, the standard fee schedule, including minimum fee rates, will apply, subject to the maximum charge of .17% of average daily net assets and future recoupment of any deferred minimum fees.

    If the administrator is terminated within the first three years of the Fund's operations, each Index Series will repay the Administrator the difference between the amounts calculated under the Standard Fee Schedule and the amounts paid during the first year of operations. This repayment obligation does not exist if the Administrator is removed (i) for failing to substantially perform to the satisfaction of the Board its material obligations under the Agreement or (ii) in order to comply with federal or state law, the Fund shall pay any reasonable costs of time and material associated with the deconversion and PFPC will recoup 100% of the fees waived during the first year. Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Fund will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

    For the period ended August 31, 1996, the Fund paid fees to the Administrator for its administrative services as follows:

WEBS INDEX SERIES                         FEES PAID
-----------------                         ---------

Australia WEBS Index Series                 6,524
Austria WEBS Index Series                   6,123
Belgium WEBS Index Series                   1,289
Canada WEBS Index Series                    8,682
France WEBS Index Series                    9,081
Germany WEBS Index Series                  10,284
Hong Kong WEBS Index Series                 4,793
Italy WEBS Index Series                    15,927
Japan WEBS Index Series                    66,484
Malaysia WEBS Index Series                  4,761
Mexico (Free) WEBS Index Series             3,503
Netherlands WEBS Index Series               3,475
Singapore (Free) WEBS Index Series          5,412
Spain WEBS Index Series                     3,858
Sweden WEBS Index Series                    2,878
Switzerland WEBS Index Series               5,251
United Kingdom WEBS Index Series            9,200

THE DISTRIBUTOR

    Funds Distributor, Inc. (the "Distributor") is the principal underwriter and distributor of WEBS. Its address is 60 State Street, Suite 1300, Boston, MA 02109, and investor information can be obtained by calling 1-800-810-WEBS(9327). The Distributor has entered into an agreement with the Fund which will continue for two years from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Fund shares. WEBS will be continuously offered for sale by the Fund through the Distributor only in

Creation Units, as described below under "Purchase and Issuance of WEBS in Creation Units." WEBS in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Fund. The Distributor will deliver a prospectus to persons purchasing WEBS in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. Funds Distributor, Inc., as Distributor, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

    To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Fund's Plan, for each Index Series the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Index Series at the annual rate of up to .25% of the average daily net assets of such Index Series. From time to time the Distributor may waive all or a portion of these fees.

    The Plan is designed to enable the Distributor to be compensated by the Fund for distribution services provided by it with respect to each Index Series. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

    Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Index Series of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to any Index
Series of the Fund, by a vote of a majority of the outstanding voting securities of such Index Series of the Fund (as such vote is defined in the Investment Company Act). If a Plan is terminated (or not renewed) with respect to any one or more Index Series of the Fund, it may continue in effect with respect to any Index Series of the Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board of Directors periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

    During the period from commencement of operations through August 31, 1996, the Distributor received the following amounts pursuant to the Plan with respect to each Index Series, respectively: Australia Index Series, $9,583.13: Austria Index Series, $9,026.04; Belgium Index Series, $1,893.69; Canada Index Series, $12,780.00; France Index Series, $13,429.09; Germany Index Series, $15,100.34; Hong Kong Index Series, $7,034.13; Italy Index Series, $23,467.69; Japan Index Series, $97,435.42; Malaysia Index Series, 6,990.22; Mexico (Free) Index Series, $5,140.57; Netherlands Index Series, $5,102.06; Singapore Index (Free) Index Series, $7,942.98; Spain Index Series, $5,706.09; Sweden Index Series, $4,187.36; Switzerland Index Series, $7,770.29; United Kingdom Index Series, $13,517.57.

    In the aggregate, the Distributor received $246,106.67 from the Index
Series pursuant to the Plan, retaining $19,688.53 and paying out the remainder to unaffiliated third parties. The retained amount represents .02% of the average daily net assets of the Index Series, which the Distributor receives for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of WEBS in Creation Units" and "Redemption of WEBS in Creation Units." During the period, the Distributor paid $184,745.53, 26,779.36 and $14,893.25 in sales-related expenses, advertising-related expenses and compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to each Index Series based on its average daily net assets for the period.

    The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (I) by vote of a majority of the Directors who are not interested persons of the Fund (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Index Series, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE CUSTODIAN AND LENDING AGENT

    Morgan Stanley Trust Company serves as the Custodian for the cash and portfolio securities of each Index Series of the Fund pursuant to a Custodian Agreement between Morgan Stanley Trust Company and the Fund. MSTC also serves as Lending Agent of the portfolio securities of each Index Series. As Lending Agent, MSTC causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. MSTC, as Custodian and Lending Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of MSTC is One Pierrepont Plaza, Brooklyn, New York.

    For its custody services to each Index Series, MSTC will be paid per annum fees based on the aggregate net assets of the Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series (.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.11%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.07%); Malaysia WEBS Index
Series (.13%); Mexico (Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore (Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.08%). As remuneration for its services in connection with lending portfolio securities of the Index Series, MSTC is paid by the Fund, in respect of each Index Series, 50% of the net investment income earned on the collateral for securities loaned.

TRANSFER AGENT

    PNC (the "Transfer Agent"), an indirect wholly owned subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Fund. PNC, as Transfer Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of PNC is Broad and Chestnut Streets, Philadelphia, PA 19110.

ADDITIONAL EXPENSES

    In addition to the fees described above, the Fund is responsible for the payment of expenses that include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by the Administrator, exchange listing fees, license fees, brokerage costs, legal and audit fees, and litigation and extraordinary expenses. For the use of the relevant MSCI index, each Index Series pays a license fee to Morgan Stanley & Co. Incorporated equal to .03% per annum of the aggregate net assets of the Index Series.

                                BROKERAGE TRANSACTIONS

    When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Index Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

    Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to an Index Series, to reduce expenses of the Index Series.

    The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Index Series is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                                BOOK ENTRY ONLY SYSTEM

    DTC acts as securities depositary for the WEBS. WEBS of each WEBS Index Series are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for WEBS.

    DTC has advised the Fund as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

    Beneficial ownership of WEBS is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in WEBS (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of WEBS. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in WEBS.

    Beneficial Owners of WEBS are not entitled to have WEBS registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of WEBS. The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of WEBS, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding WEBS, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Fund recognizes DTC or its nominee as the owner of all WEBS for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the WEBS holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding WEBS, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

    WEBS distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all WEBS. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in WEBS as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of WEBS held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such WEBS, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

    DTC may determine to discontinue providing its service with respect to WEBS at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of WEBS, unless the Fund makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which WEBS may be listed).

                   PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS

    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "PURCHASE AND ISSUANCE OF WEBS IN CREATION UNITS".

GENERAL

    The Fund issues and sells WEBS only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

    A "Business Day" with respect to each Index Series is any day on which (I) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Fund subcustodian(s) relevant to such Index Series are open for business. As of the date of this Prospectus, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Index Series are set forth in Appendix B to this Statement of Additional Information.

PORTFOLIO DEPOSIT

     The consideration for purchase of a Creation Unit of WEBS of an Index Series generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Index Series' benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit", which represents the minimum initial and subsequent investment amount for shares of any Index Series of the Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Fund for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Index Series and (y) the sum of (I) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Fund (the sum of (I) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

     The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Index Series. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of WEBS of a given Index Series until such time as the next-announced Portfolio Deposit composition is made available.

     The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Index Series changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Index Series. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Index Series, or resulting from stock splits and other corporate actions.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (I) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding WEBS of each Index Series, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

ROLE OF THE AUTHORIZED PARTICIPANT

     Creation Units of WEBS may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Fund and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of WEBS an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Fund shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the Authorized Participants may be obtained from the Distributor.

PURCHASE ORDER

     To initiate an order for a Creation Unit of WEBS, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase WEBS not later than 4:00 p.m., New York time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Index Series, the Custodian shall cause the subcustodian of the Index Series to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Fund.

     DEPOSIT SECURITIES MUST BE DELIVERED TO AN ACCOUNT MAINTAINED AT THE APPLICABLE LOCAL SUBCUSTODIAN.

     Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., New York time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

     The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of WEBS. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

     Investors should be aware that an Authorized Participant may require orders for purchases of WEBS placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.

ACCEPTANCE OF PURCHASE ORDER

     Subject to the conditions that (I) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (II) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

     Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance, against receipt of payment, of a Creation Unit of WEBS of the Index Series at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

     The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Index Series if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Index Series; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above;
(c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Series; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund shall notify a prospective purchaser of its rejection of the order of such person. The Fund and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

ISSUANCE OF A CREATION UNIT

     A Creation Unit of WEBS of an Index Series will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Fund will issue and cause the delivery of the Creation Unit of WEBS.

     The Authorized Participant Agreement provides that in the event that a Portfolio Deposit is incomplete on the settlement date for a Creation Unit of WEBS because certain Deposit Securities are missing, the Fund may, in its sole discretion, issue the Creation Unit of WEBS notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to 105% of the value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.

CASH PURCHASE METHOD

     Although the Fund does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of WEBS are available or specified for an Index Series, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of WEBS are described below.

PURCHASE TRANSACTION FEE

     A purchase transaction fee payable to the Fund is imposed to compensate the Fund for the transfer and other transaction costs of an Index Series. THE PURCHASE TRANSACTION FEE FOR IN-KIND AND CASH PURCHASES AND THE ADDITIONAL VARIABLE CHARGE FOR CASH PURCHASES (WHEN CASH PURCHASES ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES". Where the Fund permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of WEBS in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. See "Summary of Fund Expenses" in the Prospectus.

EXAMPLE

     A hypothetical example of the costs of creating a Creation Unit of WEBS of the Japan Index Series is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y-- per US$1.


                                                   UNIT CREATION   UNIT CREATION     DAILY NAV
                                                    CALCULATION    CALCULATION      CALCULATION
     Execution . . . . . . . . . . . . . . .
     Commissions . . . . . . . . . . . . . .
     Stamp Taxes . . . . . . . . . . . . . .
     Risk Premium. . . . . . . . . . . . . .
     Accued Income . . . . . . . . . . . . .
     Creation Charge . . . . . . . . . . . .
     WEBS Unit Value . . . . . . . . . . . .
     Per WEBS. . . . . . . . . . . . . . . .
     Shares. . . . . . . . . . . . . . . . .

     See "Management of the Fund", in the Prospectus, and "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for WEBS.

                      REDEMPTION OF WEBS IN CREATION UNITS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "REDEMPTION OF WEBS IN CREATION UNITS".

     WEBS may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. THE FUND WILL NOT REDEEM WEBS IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell WEBS in the secondary market, but must accumulate enough WEBS to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of WEBS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of WEBS to constitute a redeemable Creation Unit. See "Investment Considerations and Risks" in the Prospectus.

     With respect to each Index Series, the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemptions requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for an Index Series, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the

Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of WEBS.

     A redemption transaction fee payable to the Fund is imposed to offset transfer and other transaction costs that may be incurred by the relevant Index Series. THE REDEMPTION TRANSACTION FEE FOR REDEMPTIONS IN KIND AND FOR CASH AND THE ADDITIONAL VARIABLE CHARGE FOR CASH REDEMPTIONS (WHEN CASH REDEMPTIONS ARE AVAILABLE OR SPECIFIED) ARE LISTED FOR THE RELEVANT INDEX SERIES IN THE SHAREHOLDER TRANSACTION EXPENSES TABLE IN "SUMMARY OF FUND EXPENSES". Investors will also bear the costs of transferring the Portfolio Deposit from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

     Redemption requests in respect of Creation Units of any Index Series must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

     The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the WEBS to the Fund's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

     A redemption request is be considered to be in "proper form" if (I) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit of WEBS being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor by the AMEX closing time on such day. If the Transfer Agent does not receive the investor's WEBS through DTC facilities by the AMEX closing time on the same day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the WEBS.

     Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's WEBS for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds WEBS, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only".

     IN CONNECTION WITH TAKING DELIVERY OF SHARES OF DEPOSIT SECURITIES UPON REDEMPTION OF WEBS, A REDEEMING BENEFICIAL OWNER OR AUTHORIZED PARTICIPANT ACTING ON BEHALF OF SUCH BENEFICIAL OWNER MUST MAINTAIN APPROPRIATE SECURITIES BROKER-DEALER, BANK OR OTHER CUSTODY ARRANGEMENTS IN EACH JURISDICTION IN WHICH ANY OF THE PORTFOLIO SECURITIES ARE CUSTOMARILY TRADED, TO WHICH ACCOUNT SUCH PORTFOLIO SECURITIES WILL BE DELIVERED.

     Deliveries of redemption proceeds by the Index Series relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to an Index Series, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. PURSUANT TO AN ORDER OF THE SECURITIES AND EXCHANGE COMMISSION, IN RESPECT OF EACH INDEX SERIES, THE FUND WILL MAKE DELIVERY OF IN-KIND REDEMPTION PROCEEDS WITHIN THE NUMBER OF DAYS STATED IN APPENDIX B TO BE THE MAXIMUM NUMBER OF DAYS NECESSARY TO DELIVER REDEMPTION PROCEEDS.

     If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of WEBS of the relevant Index Series next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Index Series). Redemptions of WEBS for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Series (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Series could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

     Although the Fund does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, resident Australian holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

     Because the Portfolio Securities of an Index Series may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Index Series, stockholders may not be able to redeem their shares of such Index Series, or to purchase or sell WEBS on the AMEX, on days when the net asset value of such Index Series could be significantly affected by events in the relevant foreign markets.

     The right of redemption may be suspended or the date of payment postponed with respect to any Index Series (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Index Series' portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the Securities and Exchange Commission.

                           DETERMINING NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determination of Net Asset Value".

     Net asset value per share for each Index Series of the Fund is computed by dividing the value of the net assets of such Index Series (i.e., the value of its total assets less total liabilities) by the total number of WEBS outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (ordinarily 4:00 p.m., New York City time) on each day that such exchange is open.

     In computing an Index Series' net asset value, the Index Series' portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Foreign currency values are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time). The AMEX also disseminates during its trading day an indicative optimized portfolio value ("IOPV") for each WEBS Index Series.


                           DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends and Capital Gains Distributions".

     Dividends from net investment income are declared and paid at least annually by each Index Series. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for certain Index Series to improve tracking error or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Act. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses of such WEBS Index Series, as if such Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters."

     Dividends and other distributions on WEBS are distributed, as described below, on a pro rata basis to Beneficial Owners of such WEBS. Dividend payments are made through the Depository and the Authorized Participants to Beneficial Owners then of record with proceeds received from the Fund.

     The Fund makes additional distributions to the minimum extent necessary
(I) to distribute the entire annual investment company taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Index Series as a RIC or to avoid imposition of income or excise taxes on undistributed income.

                                      TAXES

     The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Capital Gains Distributions" and "Tax Matters".

     The Fund on behalf of each Index Series has the right to reject an order for a purchase of WEBS if the purchaser (or group of purchasers) would, upon obtaining the WEBS so ordered, own 80% or more of the outstanding WEBS of a given Index Series and if, pursuant to section 351 of the Internal Revenue Code, the respective Index Series would have a basis in the securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of WEBS in Creation Units".

     Each Index Series intends to qualify for and to elect treatment as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following:
(1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(4)(B) of the Internal Revenue
Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies); and (3) the company must derive less than 30 percent of its annual gross income from the sale or other disposition, after a holding period of less than three months, of (I) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or (iii) foreign currencies (including options, futures and forward contracts on foreign currencies) not directly related to the company's principal business of investing in stock or securities (or options and futures with respect to stocks and securities).

     Each Index Series may be subject to foreign income taxes withheld at source. Each Index Series will elect to "pass through" to its investors the amount of foreign income taxes paid by the Index Series, with the result that each investor will (I) include in gross income, even though not actually received, the investor's pro rata share of the Index Series' foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Index Series' foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (I) his proportionate share of foreign taxes paid by the Index Series and (ii) the portion of any dividend paid by the Index Series which represents income derived from foreign sources; the Index Series' gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Index Series will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Index Series' foreign income taxes.

     If any Index Series owns shares in certain foreign investment entities, referred to as "passive foreign investment companies", the Index Series will be subject to one of the following special tax regimes: (I) the Index Series is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Index Series as a dividend to its shareholders; (ii) if the Index Series were able and elected to treat a passive foreign investment company as a "qualified electing fund", the Index Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Index Series' pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Index Series or (iii) under certain proposed regulations not yet effective, the Index Series would be entitled to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

     An Index Series will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Index Series intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

     An investor in an Index Series that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of an Index Series' investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in an Index Series.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Fund should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

     The Fund currently is comprised of seventeen series of shares of common stock, par value $.001 per share, referred to herein as WEBS: the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, and the United Kingdom WEBS Index Series. Each Index Series has been issued a separate class of capital stock. The Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series.

     Each WEBS issued by the Fund has a pro rata interest in the assets of the corresponding Index Series. The Fund is currently authorized to issue 6 billion shares of common stock. The following number of shares is currently authorized for each Index Series: the Australia WEBS Index Series, 127.8 million shares; the Austria WEBS Index Series, 19.8 million shares; the Belgium WEBS Index Series, 136.2 million shares; the Canada WEBS Index Series, 340.2 million shares; the France WEBS Index Series, 340.2 million shares; the Germany WEBS Index Series, 382.2 million shares; the Hong Kong WEBS Index Series, 191.4 million shares; the Italy WEBS Index Series, 63.6 million shares; the Japan WEBS Index Series, 2,124.6 million shares; the Malaysia WEBS Index Series, 127.8 million shares; the Mexico (Free) WEBS Index Series, 255 million shares; the Netherlands WEBS Index Series, 255 million shares, the Singapore (Free) WEBS Index Series, 191.4 million shares; the Spain WEBS Index Series, 127.8 million shares; the Sweden WEBS Index Series, 63.6 million shares; the Switzerland WEBS Index Series, 318.625 million shares; and the United Kingdom WEBS Index Series,
934.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Index Series, and in the net distributable assets of such Index Series on liquidation. Shareholders are entitled to require the Fund to redeem Creation Units of their shares.

     Each WEBS has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Series it will be voted on only by that Index Series and if a matter affects a particular Index Series differently from other Index Series, that Index Series will vote separately on such matter. Under Maryland law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund (regardless of Index Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Fund may be removed by vote of the stockholders.

     As of September 30, 1996, the name, address and percentage of ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each Index Series were as follows:

Brown Brothers Harriman & Co. 63 Wall Street, 8th Floor, New York, NY 10005, Australia WEBS Index Series, 5.77%, Hong Kong WEBS Index Series, 5.01%, Italy WEBS Index Series, 6.84%, Switzerland WEBS Index Series, 5.02%;

Prudential Securities Incorporated, 111 8th Avenue, 4th Floor, New York, NY 10011, Belgium WEBS Index Series, 7.02%;

Morgan Stanley & Co., Incorporated, One Pierrepont Plaza, 7th Floor, Brooklyn, NY 11201, Austria WEBS Index Series, 31.33%, Belgium WEBS Index Series, 26.52%, Canada WEBS Index Series, 17.41%, France WEBS Index Series, 7.35%, Germany WEBS Index Series, 10.50%, Hong Kong WEBS Index Series, 33.74%, Italy WEBS Index Series, 16.37% Japan WEBS Index Series 27.47%, Netherlands WEBS Index Series 15.43%, Singapore (Free) WEBS Index Series, 15.59%, Spain WEBS Index Series, 35.40%, Sweden WEBS Index Series, 27.18%, United Kingdom WEBS Index Series, 24.53%;

Lehman Brothers, Inc., c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Germany WEBS Index Series, 20.33%, Japan WEBS Index Series, 8.20%;

Merrill Lynch, Pierce, Fenner & Smith, Inc., 4 Corporate Place, Corporate Park 287, Piscataway, NJ 08855, Australia WEBS Index Series, 19.81%, France WEBS Index Series, 11.87%, Hong Kong WEBS Index Series, 12.48%, Japan WEBS Index Series 8.28%, Malaysia WEBS Index Series, 9.08%, Singapore (Free) WEBS Index Series, 12.50%;

Schwab (Charles) & Co., Inc., 101 Montgomery, 10th Floor, 333-9, San Francisco, CA 94104, Belgium WEBS Index Series, 5.11%, Singapore (Free) WEBS Index Series, 5.37%;

Paine, Webber, Inc., 1000 Harbor Blvd. Weehauken, NJ 07087, Germany WEBS Index Series, 5.51%, Mexico (Free) Index Series, 19.00%;

Salomon Brothers Inc, c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Japan WEBS Index Series, 5.36%, Netherlands WEBS Index Series, 8.20%;

Bear Stearns Securities Corp., One Metrotech Center North, Brooklyn, NY 11201, Hong Kong WEBS Index Series, 5.98%;

Smith Barney, Inc., 333 W. 34th Street, New York, NY 10001, Austria WEBS Index Series, 5.08%, Belgium WEBS Index Series, 5.69%, Malaysia WEBS Index Series, 29.52%;

Spear, Leeds & Kellog, 120 Broadway, New York, NY 10271, Italy WEBS Index Series, 10.00%, Netherlands WEBS Index Series, 19.99%, Spain WEBS Index Series, 12.68%, Sweden WEBS Index Series, 12.68%, Sweden WEBS Index Series, 18.43%, Switzerland WEBS Index Series, 20.59%, United Kingdom WEBS Index Series, 14.99%;

Chase Manhattan Bank, N.A. (The), One Chase Manhattan Plaza, 3B - Proxy Department, New York, NY 10081, Switzerland WEBS Index Series, 11.30%;

Bankers Trust Company, c/o BT Services Tennessee Inc., Custody Services, 648 Grassmere Park Road, Nashville, TN 37211, Australia WEBS Index Series, 14.29%, Mexico (Free) WEBS Index Series, 6.13%;

Citibank, N.A., 111 Wall Street, 20th Floor, Zone 9, New York, NY 10043, Mexico
(Free) Index Series, 8.00%;

Citibank/Private Banking Division, 20 Exchange Place, Level C, New York, NY 10043, Germany WEBS Index Series 7.35%;

Boston Safe Deposit & Trust Co., c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Canada WEBS Index Series, 69.23%, Malaysia WEBS Index Series, 6.90%;

SSB-Custodian, c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, NY 11717, Belgium WEBS Index Series, 9.83%, France WEBS Index Series, 13.11%, Germany WEBS Index Series, 5.37%, Hong Kong WEBS Index Series, 7.24%, Italy WEBS Index Series, 16.17%, Japan WEBS Index Series, 10.42%, Malaysia WEBS Index Series, 8.43%, Mexico (Free) WEBS Index Series, 32.83%, Netherlands WEBS Index Series, 8.79%, Singapore (Free) WEBS Index Series, 11.00%, Spain WEBS Index Series, 7.63%, Sweden WEBS Index Series, 9.90%, Switzerland WEBS Index Series, 8.48%, United Kingdom WEBS Index Series, 24.23%;

Bank of New York - Smith New Court, One Wall Street, 4th Floor, New York, NY 10826, Austria WEBS Index Series, 33.33%, Belgium WEBS Index Series, 33.33%, Italy WEBS Index Series, 11.11%, Netherlands WEBS Index Series, 12.47%, Spain WEBS Index Series, 25.00%, Sweden WEBS Index Series, 25.00%, Switzerland WEBS Index Series, 24.95%, United Kingdom WEBS Index Series, 16.65%;

Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, NY 11201, Austria WEBS Index Series, 10.00%;

PNC Bank, N.A./Super Philadelphia, 400 Bellevue Parkway, Wilmington, DE 19809, France WEBS Index Series, 33.44%, Germany WEBS Index Series, 25.06%, Malaysia WEBS Index Series, 10.00%;

Merrill Lynch, Pierce, Fenner &, Smith Safekeeping, 4 Corporate Place, Corporate Park 287, 2nd Floor , Piscataway, NJ 08855, Australia WEBS Index Series, 19.68%, Germany WEBS Index Series, 5.13%.

The Fund does not have information concerning the beneficial ownership of the WEBS held in the names of such DTC Participants.

     The Fund issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent accountants approved by the Fund's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Fund's distributions.

     Stockholder inquiries may be made by writing to the Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

                             PERFORMANCE INFORMATION

     The performance of the Index Series may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

     Quotations of average annual total return will be expressed in terms of the average annual rate of return of a hypothetical investment in an Index Series over periods of 1, 5 and 10 years (or the life of an Index Series, if shorter). Such total return figures will reflect the deduction of a proportional share of such Index Series' expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Total return is calculated according to the following formula: P(1 + T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period).

     Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in an Index Series on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of WEBS and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

     The yield of an Index Series is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the
                                                                  6
period, according to the following formula: YIELD = 2[(a-b/cd + 1) -1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

     Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in an Index Series during the particular time period on which the calculations are based. Such quotations for an Index Series will vary based on changes in market conditions and the level of such Index Series' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, are counsel to the Fund and have passed upon the validity of the Fund shares.

     Ernst & Young, LLP, 787 Seventh Avenue, New York, New York 10019, serves as the independent accountants of the Fund.

                                FINANCIAL STATEMENTS

     The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996 (the "1996 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountants, Ernst & Young LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1996 Annual Report may be obtained at no charge by telephoning the Distributor.

                              EDUCATIONAL MATERIALS

     Attached as Appendix C to this Statement of Additional Information are certain supplemental educational materials concerning WEBS.

                                                                    APPENDIX A-1

                   MSCI AUSTRALIA INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BROKEN HILL PROP CO                        Energy Sources          26,809               17.25%
NATIONAL AUSTRALIA BANK                        Finance             14,200                9.13%
NEWS CORP                                     Services             10,672                6.87%
WESTPAC BANKING                                Finance              8,878                5.71%
WMC                                           Materials             7,747                4.98%
COCA-COLA AMATIL                           Consumer Goods           6,456                4.15%
CRA                                           Materials             4,990                3.21%
NEWS CORP PLVO                                Services              4,403                2.83%
LEND LEASE                                     Finance              3,876                2.49%
AMCOR                                         Materials             3,873                2.49%
COLES MYER                                    Services              3,766                2.42%
FOSTERS BREWING GROUP                      Consumer Goods           3,601                2.32%
CSR                                           Materials             3,433                2.21%
BRAMBLES INDUSTRIES                           Services              3,306                2.13%
BORAL                                         Materials             2,714                1.75%
ICI AUSTRALIA                                 Materials             2,707                1.74%
PIONEER INTERNATIONAL                         Materials             2,563                1.65%
NORMANDY MINING                                 Gold                2,532                1.63%
PACIFIC DUNLOP                             Multi-Industry           2,216                1.43%
NORTH                                         Materials             2,092                1.35%
MIM HOLDINGS                                  Materials             2,076                1.34%
WESTFIELD TRUST                                Finance              2,066                1.33%
SANTOS                                     Energy Sources           2,058                1.32%
GIO AUSTRALIA HLDGS                            Finance              1,472                0.95%
SOUTHCORP HOLDINGS                         Multi-Industry           1,457                0.94%
AUSTRALIAN GAS LIGHT CO                    Energy Sources           1,402                0.90%
TABCORP HOLDINGS                              Services              1,378                0.89%
QBE INSURANCE GROUP                            Finance              1,365                0.88%
SMITH (HOWARD)                             Multi-Industry           1,346                0.87%
GENERAL PROPERTY TRUST                         Finance              1,303                0.84%
GOODMAN FIELDER                            Consumer Goods           1,271                0.82%
CROWN                                         Services              1,160                0.75%
LEIGHTON HOLDINGS                         Capital Equipment         1,042                0.67%
RGC                                           Materials               954                0.61%
PLUTONIC RESOURCES                              Gold                  940                0.60%
QCT RESOURCES                              Energy Sources             883                0.57%
HARDIE (JAMES) IND                            Materials               868                0.56%
NEWCREST MINING                                 Gold                  862                0.55%
GREAT CENTRAL MINES                             Gold                  784                0.50%
SYDNEY HBR CASINO PREF                        Services                780                0.50%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BURNS, PHILP & CO                          Consumer Goods             773                0.50%
STOCKLAND TRUST                                Finance                750                0.48%
SCHRODERS PROPERTY FUND                        Finance                728                0.47%
FAULDING (F.H.) & CO                       Consumer Goods             723                0.47%
EMAIL                                      Consumer Goods             722                0.46%
TNT                                           Services                686                0.44%
ROTHMANS (AUSTRALIA)                       Consumer Goods             685                0.44%
SONS OF GWALIA                                  Gold                  662                0.43%
AUSTRALIAN NATIONAL IND                       Materials               634                0.41%
JONES (DAVID)                                 Services                504                0.32%
DELTA GOLD                                      Gold                  492                0.32%
RESOLUTE SAMANTHA                               Gold                  421                0.27%
METAL MANUFACTURES                        Capital Equipment           402                0.26%
FUTURIS CORP                              Capital Equipment           377                0.24%
ASHTON MINING                                 Materials               370                0.24%
ABERFOYLE                                     Materials               225                0.14%

                                                                    APPENDIX A-2

                    MSCI AUSTRIA INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BANK AUSTRIA STAMM                             Finance              4,621               19.68%
OMV AG                                     Energy Sources           2,700               11.50%
VERBUND OESTERR ELEK A                     Energy Sources           2,239                9.54%
EA-GENERALI STAMM                              Finance              1,993                8.49%
VA TECHNOLOGIE                            Capital Equipment         1,921                8.18%
CREDITANSTALT STAMM                            Finance              1,835                7.82%
FLUGHAFEN WIEN                                Services              1,468                6.25%
WIENERBERGER BAUSTOFF                         Materials             1,299                5.53%
BOEHLER-UDDEHOLM                              Materials               859                3.66%
CREDITANSTALT VORZUG                           Finance                712                3.03%
MAYR-MELNHOF KARTON                           Materials               564                2.40%
BBAG OESTERR BRAU STAMM                    Consumer Goods             551                2.35%
RADEX-HERAKLITH INDUSTR.                      Materials               406                1.73%
AUSTRIAN AIRLINES                             Services                365                1.55%
BANK AUSTRIA VORZUG                            Finance                313                1.33%
BANK AUSTRIA PART                              Finance                240                1.02%
BAU HOLDING STAMM                         Capital Equipment           239                1.02%
LENZING                                       Materials               232                0.99%
AUSTRIA MIKRO SYSTEME                     Capital Equipment           207                0.88%
BWT STAMM                                 Capital Equipment           195                0.83%
UNIVERSALE-BAU                            Capital Equipment           190                0.81%
STEYR-DAIMLER-PUCH                        Capital Equipment           154                0.66%
EA-GENERALI VORZUG                             Finance                 94                0.40%
BAU HOLDING VORZUG                        Capital Equipment            77                0.33%

                                                                    APPENDIX A-3

                   MSCI  BELGIUM INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---

ELECTRABEL                                 Energy Sources          12,050               18.79%
PETROFINA                                  Energy Sources           7,336               11.44%
TRACTEBEL                                  Multi-Industry           5,890                9.18%
GENERALE BANQUE GROUPE                         Finance              5,541                8.64%
FORTIS AG                                      Finance              5,247                8.18%
SOLVAY                                        Materials             4,893                7.63%
KREDIETBANK                                    Finance              4,122                6.43%
ROYALE BELGE                                   Finance              2,976                4.64%
GROUPE BRUXELLES LAMBERT                   Multi-Industry           2,940                4.58%
DELHAIZE-LE LION                              Services              2,770                4.32%
BARCO                                     Capital Equipment         2,086                3.25%
UNION MINIERE                                 Materials             1,907                2.97%
CBR (CIMENTERIES)                             Materials             1,716                2.68%
BEKAERT                                   Capital Equipment         1,701                2.65%
GEVAERT                                    Multi-Industry           1,677                2.61%
GLAVERBEL (GROUPE)                            Materials               740                1.15%
KREDIETBANK VVPR                               Finance                556                0.87%

                                                                    APPENDIX A-4

                    MSCI  CANADA INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
NORTHERN TELECOM                          Capital Equipment        12,931                5.78%
BCE INC                                       Services             12,485                5.58%
SEAGRAM CO                                 Consumer Goods          12,324                5.51%
THOMSON CORP                                  Services             10,576                4.73%
BARRICK GOLD CORP                               Gold                9,681                4.33%
ROYAL BANK OF CANADA                           Finance              7,887                3.52%
CANADIAN PACIFIC                           Multi-Industry           7,686                3.43%
ALCAN ALUMINIUM                               Materials             7,141                3.19%
IMPERIAL OIL                               Energy Sources           6,921                3.09%
CANADIAN IMPERIAL BANK                         Finance              6,858                3.06%
BANK MONTREAL                                  Finance              6,407                2.86%
BANK NOVA SCOTIA                               Finance              5,855                2.62%
PLACER DOME                                     Gold                5,775                2.58%
INCO COMMON                                   Materials             5,355                2.39%
NORANDA INC                                   Materials             5,346                2.39%
NEWBRIDGE NETWORKS CORP                   Capital Equipment         4,848                2.17%
IMASCO                                     Multi-Industry           4,575                2.04%
NOVA CORP                                  Energy Sources           4,306                1.92%
BOMBARDIER B                              Capital Equipment         3,485                1.56%
POTASH CORP SASKATCHEWAN                      Materials             3,445                1.54%
MAGNA INTERNATIONAL A                     Capital Equipment         3,358                1.50%
TRANSCANADA PIPELINES                      Energy Sources           3,322                1.48%
RENAISSANCE ENERGY                         Energy Sources           2,982                1.33%
TALISMAN ENERGY                            Energy Sources           2,693                1.20%
CAMECO CORP                                   Materials             2,649                1.18%
LAIDLAW B                                     Services              2,569                1.15%
CANADIAN OCCIDENTAL                        Energy Sources           2,256                1.01%
TECK CORP B                                   Materials             2,042                0.91%
ALBERTA ENERGY CO                          Energy Sources           2,036                0.91%
DUPONT CANADA                                 Materials             2,008                0.90%
CANADIAN NAT RESOURCES                     Energy Sources           1,981                0.89%
BRASCAN A                                  Multi-Industry           1,977                0.88%
TELUS CORP                                    Services              1,953                0.87%
SUNCOR                                     Energy Sources           1,931                0.86%
COMINCO                                       Materials             1,904                0.85%
TRANSALTA CORP                             Energy Sources           1,792                0.80%
MACMILLAN BLOEDEL                             Materials             1,790                0.80%
WESTON (GEORGE)                               Services              1,772                0.79%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
MOORE CORP                                    Services              1,770                0.79%
LOEWEN GROUP                                  Services              1,725                0.77%
POWER CORP OF CANADA                           Finance              1,722                0.77%
IPL ENERGY                                 Energy Sources           1,619                0.72%
WESTCOAST ENERGY                           Energy Sources           1,582                0.71%
NORCEN ENERGY RESOURCES                    Energy Sources           1,509                0.67%
GULF CANADA RESOURCES                      Energy Sources           1,433                0.64%
NATIONAL BANK OF CANADA                        Finance              1,403                0.63%
ECHO BAY MINES                                  Gold                1,385                0.62%
DOFASCO                                       Materials             1,307                0.58%
ROGERS COMMUNICATIONS B                       Services              1,287                0.58%
BOMBARDIER A                              Capital Equipment         1,258                0.56%
ANDERSON EXPLORATION                       Energy Sources           1,229                0.55%
AVENOR                                        Materials             1,130                0.51%
RIO ALGOM                                     Materials             1,119                0.50%
QUEBECOR B                                    Services              1,026                0.46%
DOMTAR                                        Materials             1,020                0.46%
CANADIAN TIRE CORP A                          Services              1,016                0.45%
CAMBIOR                                         Gold                  914                0.41%
SOUTHAM                                       Services                914                0.41%
MOLSON COS A                               Consumer Goods             894                0.40%
VIRIDIAN (SHERRITT)                           Materials               862                0.39%
CAE                                       Capital Equipment           851                0.38%
EXTENDICARE MV                             Multi-Industry             838                0.37%
INCO VBN                                      Materials               803                0.36%
RANGER OIL                                 Energy Sources             675                0.30%
AGNICO-EAGLE MINES                              Gold                  651                0.29%
OSHAWA GROUP A                                Services                585                0.26%
COREL CORP                                    Services                572                0.26%
AIR CANADA COMMON                             Services                552                0.25%
STELCO A                                      Materials               503                0.22%
PEGASUS GOLD                                    Gold                  491                0.22%
PROVIGO                                       Services                487                0.22%
COTT CORP                                  Consumer Goods             475                0.21%
REPAP ENTERPRISES                             Materials               456                0.20%
CO-STEEL                                      Materials               453                0.20%
LAIDLAW A                                     Services                453                0.20%
NUMAC ENERGY                               Energy Sources             406                0.18%
CCL INDUSTRIES B                              Materials               320                0.14%
INT'L FOREST PRODUCTS A                       Materials               295                0.13%
DOMINION TEXTILE                           Consumer Goods             227                0.10%
MOLSON COS B                               Consumer Goods             199                0.09%
SPAR AEROSPACE                            Capital Equipment           124                0.06%
INTER-CITY PRODUCTS CORP                  Capital Equipment           120                0.05%
TELE-METROPOLE B                              Services                107                0.05%
NOMA INDUSTRIES A                         Capital Equipment            92                0.04%

                                                                    APPENDIX A-5

                    MSCI FRANCE INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
LOREAL                                     Consumer Goods          21,153                6.12%
ELF AQUITAINE                              Energy Sources          19,906                5.76%
CARREFOUR                                     Services             19,466                5.63%
LVMH                                       Consumer Goods          18,437                5.33%
TOTAL SA                                   Energy Sources          17,786                5.14%
ALCATEL ALSTHOM                           Capital Equipment        12,544                3.63%
GENERALE EAUX (CIE)                           Services             11,644                3.37%
AIR LIQUIDE                                   Materials            11,303                3.27%
AXA                                            Finance             10,853                3.14%
SAINT-GOBAIN                                  Materials            10,691                3.09%
SOCIETE GENERALE                               Finance             10,092                2.92%
DANONE (GROUPE)                            Consumer Goods          10,041                2.90%
RHONE-POULENC ORD A                           Materials             8,615                2.49%
SANOFI                                     Consumer Goods           8,283                2.40%
PARIBAS(CIE FINANCIERE)A                       Finance              7,805                2.26%
BNP BANQUE NTLE PARIS                          Finance              7,483                2.16%
PINAULT-PRINT.-REDOUTE                        Services              7,188                2.08%
UAP (COMPAGNIE)                                Finance              6,824                1.97%
SCHNEIDER                                 Capital Equipment         5,938                1.72%
SUEZ (COMPAGNIE DE)                            Finance              5,877                1.70%
PEUGEOT SA                                 Consumer Goods           5,748                1.66%
CANAL +                                       Services              5,712                1.65%
MICHELIN B                                Capital Equipment         5,426                1.57%
LAFARGE (FRANCE)                              Materials             5,226                1.51%
LYONNAISE DES EAUX                            Services              5,098                1.47%
PROMODES                                      Services              4,649                1.34%
HAVAS                                         Services              4,317                1.25%
LEGRAND                                   Capital Equipment         4,167                1.21%
BIC                                        Consumer Goods           4,041                1.17%
ACCOR                                         Services              4,010                1.16%
ERIDANIA BEGHIN-SAY                        Consumer Goods           3,659                1.06%
VALEO                                     Capital Equipment         3,522                1.02%
PERNOD RICARD                              Consumer Goods           3,421                0.99%
USINOR SACILOR                                Materials             3,343                0.97%
THOMSON-CSF                               Capital Equipment         3,257                0.94%
SODEXHO                                       Services              3,230                0.93%
COMPAGNIE BANCAIRE                             Finance              2,763                0.80%
ESSILOR INTERNATIONAL                      Consumer Goods           2,451                0.71%
CASINO ORD                                    Services              2,430                0.70%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BOUYGUES                                  Capital Equipment         2,317                0.67%
LAGARDERE                                  Multi-Industry           2,274                0.66%
SAGEM                                     Capital Equipment         2,264                0.65%
COMPTOIRS MODERNES                            Services              2,227                0.64%
PRIMAGAZ                                   Energy Sources           2,167                0.63%
SEITA                                      Consumer Goods           2,078                0.60%
PATHE                                         Services              2,031                0.59%
IMETAL                                        Materials             1,962                0.57%
SAINT LOUIS                                Multi-Industry           1,879                0.54%
SIDEL                                     Capital Equipment         1,656                0.48%
EURAFRANCE                                     Finance              1,480                0.43%
TECHNIP                                   Capital Equipment         1,454                0.42%
SALOMON SA                                 Consumer Goods           1,283                0.37%
SIMCO                                          Finance              1,250                0.36%
SEFIMEG                                        Finance              1,135                0.33%
CLUB MEDITERRANEE                             Services              1,022                0.30%
BONGRAIN                                   Consumer Goods             969                0.28%
UNIBAIL                                        Finance                965                0.28%
CREDIT NATIONAL                                Finance                936                0.27%
GTM-ENTREPOSE                             Capital Equipment           883                0.26%
CPR(CIE PARIS.REESCOMPTE                       Finance                849                0.25%
UNION IMMOBILIERE FRANCE                       Finance                660                0.19%
SOMMER-ALLIBERT                               Materials               553                0.16%
MOULINEX                                   Consumer Goods             514                0.15%
CASINO ADP                                    Services                449                0.13%
SKIS ROSSIGNOL                             Consumer Goods             383                0.11%
NORD-EST                                      Materials               356                0.10%
EUROPE 1                                      Services                349                0.10%
CHARGEURS INTERNATIONAL                    Consumer Goods             277                0.08%
DMC DOLLFUS MIEG & CIE                     Consumer Goods             261                0.08%
GENERALE GEOPHYSIQUE                      Capital Equipment           251                0.07%
FINEXTEL                                       Finance                170                0.05%

                                                                    APPENDIX A-6

                    MSCI GERMANY INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
ALLIANZ HOLDING AKTIE                          Finance             39,752               10.19%
SIEMENS STAMM                             Capital Equipment        29,627                7.59%
DAIMLER-BENZ                               Consumer Goods          27,999                7.18%
VEBA                                       Energy Sources          25,651                6.57%
BAYER                                         Materials            25,251                6.47%
DEUTSCHE BANK                                  Finance             24,715                6.33%
MUENCHENER RUECK NAM                           Finance             18,354                4.70%
BASF                                          Materials            18,188                4.66%
MANNESMANN                                Capital Equipment        13,263                3.40%
RWE STAMM                                  Energy Sources          12,310                3.15%
DRESDNER BANK                                  Finance             12,153                3.11%
VOLKSWAGEN STAMM                           Consumer Goods          10,327                2.65%
SAP STAMM                                     Services             10,173                2.61%
VIAG                                       Multi-Industry           9,616                2.46%
BAYER VEREINSBANK STAMM                        Finance              8,837                2.26%
METRO STAMM                                   Services              8,617                2.21%
BAYER HYPOTHEKEN BANK                          Finance              7,288                1.87%
SAP VORZUG                                    Services              6,607                1.69%
MERCK KGAA                                 Consumer Goods           6,320                1.62%
RWE VORZUG                                 Energy Sources           5,986                1.53%
THYSSEN                                       Materials             5,697                1.46%
LINDE                                     Capital Equipment         5,233                1.34%
LUFTHANSA STAMM                               Services              5,057                1.30%
SCHERING                                   Consumer Goods           4,995                1.28%
ADIDAS                                     Consumer Goods           3,905                1.00%
BEIERSDORF                                 Consumer Goods           3,865                0.99%
PREUSSAG                                   Multi-Industry           3,607                0.92%
HOCHTIEF                                  Capital Equipment         3,316                0.85%
AACHEN & MUNCH BET NAMEN                       Finance              3,299                0.85%
DEGUSSA                                       Materials             3,036                0.78%
KARSTADT                                      Services              2,956                0.76%
HEIDELBERGER ZEMENT STAM                      Materials             2,927                0.75%
MAN STAMM                                 Capital Equipment         2,769                0.71%
CKAG COLONIA KONZ STAMM                        Finance              2,130                0.55%
VOLKSWAGEN VORZUG                          Consumer Goods           1,822                0.47%
CONTINENTAL                               Capital Equipment         1,594                0.41%
BILFINGER + BERGER                        Capital Equipment         1,437                0.37%
DOUGLAS HOLDING                               Services              1,306                0.33%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
PWA PAPIERWERKE WALDHOF                       Materials             1,020                0.26%
MAN VORZUG                                Capital Equipment           866                0.22%
FAG KUGELFISCHER                          Capital Equipment           792                0.20%
AACHEN & MUNCH BET INH                         Finance                679                0.17%
AGIV AG IND & VERKEHR                      Multi-Industry             660                0.17%
MUENCHENER RUECK INH                           Finance                581                0.15%
METRO VORZUG I                                Services                556                0.14%
DYCKERHOFF STAMM                              Materials               551                0.14%
IWKA                                      Capital Equipment           485                0.12%
BRAU & BRUNNEN                             Consumer Goods             380                0.10%
LUFTHANSA VORZUG                              Services                376                0.10%
CKAG COLONIA KONZ VORZUG                       Finance                364                0.09%
DYCKERHOFF VORZUG                             Materials               338                0.09%
KLOECKNER-HUMBOLDT-DEUTZ                  Capital Equipment           327                0.08%
HOLSTEN-BRAUEREI                           Consumer Goods             255                0.07%
RHEINMETALL BERLIN STAMM                  Capital Equipment           240                0.06%
HERLITZ STAMM                                 Services                210                0.05%
SALAMANDER                                 Consumer Goods             193                0.05%
STRABAG STAMM                             Capital Equipment           190                0.05%
DIDIER-WERKE                              Capital Equipment           182                0.05%
HERLITZ VORZUG                                Services                178                0.05%
LINOTYPE-HELL                             Capital Equipment           153                0.04%
ESCADA STAMM                               Consumer Goods             136                0.03%
RHEINMETALL BERLIN VZG                    Capital Equipment           130                0.03%
ESCADA VORZUG                              Consumer Goods             112                0.03%
METRO VORZUG II                               Services                112                0.03%
DLW                                           Materials               108                0.03%
STRABAG VORZUG                            Capital Equipment            21                0.00%

                                                                    APPENDIX A-7

                   MSCI HONG KONG INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
SUN HUNG KAI PROPERTIES                        Finance             23,331               12.93%
HUTCHISON WHAMPOA                          Multi-Industry          21,887               12.13%
HANG SENG BANK                                 Finance             19,795               10.97%
HONGKONG TELECOM                              Services             18,939               10.49%
CHEUNG KONG                                    Finance             16,119                8.93%
SWIRE PACIFIC A                            Multi-Industry          14,095                7.81%
NEW WORLD DEVELOPMENT                          Finance              8,500                4.71%
CHINA LIGHT & POWER CO                     Energy Sources           8,470                4.69%
WHARF HOLDINGS                                 Finance              8,274                4.58%
CATHAY PACIFIC AIRWAYS                        Services              5,712                3.17%
HONGKONG CHINA GAS                         Energy Sources           4,826                2.67%
BANK EAST ASIA                                 Finance              3,956                2.19%
HYSAN DEVELOPMENT                              Finance              3,172                1.76%
HANG LUNG DEVELOPMENT CO                       Finance              2,545                1.41%
HOPEWELL HOLDINGS                              Finance              2,336                1.29%
SHANGRI-LA ASIA                               Services              2,065                1.14%
HONGKONG SHANGHAI HOTEL                       Services              1,863                1.03%
CHINESE ESTATES HOLDINGS                       Finance              1,668                0.92%
TELEVISION BROADCASTS                         Services              1,494                0.83%
SOUTH CHINA MORNING POST                      Services              1,218                0.67%
WING LUNG BANK                                 Finance              1,121                0.62%
MIRAMAR HOTEL & INVEST.                        Finance              1,071                0.59%
PEREGRINE INVESTMENTS                          Finance                889                0.49%
SHUN TAK HOLDINGS                             Services                863                0.48%
JOHNSON ELECTRIC HLDGS                    Capital Equipment           850                0.47%
DICKSON CONCEPTS INT'L                        Services                819                0.45%
REGAL HOTELS INT'L                            Services                817                0.45%
ORIENTAL PRESS GROUP                          Services                747                0.41%
GIORDANO INTERNATIONAL                        Services                586                0.32%
TAI CHEUNG HOLDINGS                            Finance                475                0.26%
HONGKONG AIRCRAFT HAECO                   Capital Equipment           467                0.26%
KUMAGAI GUMI (HK)                         Capital Equipment           350                0.19%
LAI SUN GARMENT INT'L                          Finance                329                0.18%
WINSOR INDUSTRIAL CORP                     Consumer Goods             230                0.13%
STELUX HOLDINGS INT'L                      Multi-Industry             194                0.11%
ELEC & ELTEK INT'L HLDGS                  Capital Equipment           177                0.10%
PLAYMATES TOYS HOLDINGS                    Consumer Goods             167                0.09%
APPLIED INT'L HOLDINGS                    Capital Equipment            50                0.03%

                                                                    APPENDIX A-8

                     MSCI ITALY INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
ENI                                        Energy Sources          21,030               14.36%
ASSICURAZIONI GENERALI                         Finance             17,663               12.06%
TIM ORD (TELECOM IT MOB.                      Services             13,705                9.36%
TELECOM ITALIA ORD                            Services             13,045                8.91%
FIAT ORD                                   Consumer Goods          10,151                6.93%
INA                                            Finance              5,715                3.90%
MEDIASET                                      Services              5,412                3.70%
SAN PAOLO DI TORINO ORD                        Finance              5,133                3.51%
IMI ISTITUTO MOBILIARE                         Finance              4,709                3.22%
EDISON ORD                                 Energy Sources           3,434                2.35%
BANCA COMMERCIALE ORD                          Finance              3,409                2.33%
RAS ORD                                        Finance              2,839                1.94%
CREDITO ITALIANO ORD                           Finance              2,604                1.78%
MEDIOBANCA                                     Finance              2,554                1.74%
MONTEDISON ORD                             Multi-Industry           2,541                1.74%
TELECOM ITALIA RNC                            Services              2,520                1.72%
PIRELLI SPA ORD                           Capital Equipment         2,462                1.68%
ITALGAS                                    Energy Sources           2,266                1.55%
OLIVETTI ORD                              Capital Equipment         1,901                1.30%
TIM RNC (TELECOM IT MOB.                      Services              1,892                1.29%
BENETTON GROUP                             Consumer Goods           1,886                1.29%
PARMALAT FINANZIARIA                       Consumer Goods           1,878                1.28%
FIAT PRIV                                  Consumer Goods           1,473                1.01%
SIRTI                                     Capital Equipment         1,365                0.93%
BULGARI                                    Consumer Goods           1,213                0.83%
FIAT RNC                                   Consumer Goods           1,118                0.76%
BANCO AMBROSIANO VEN ORD                       Finance              1,114                0.76%
ITALCEMENTI ORD                               Materials             1,091                0.75%
BANCA POPOLARE MILANO                          Finance              1,004                0.69%
SAI ORD                                        Finance              1,004                0.69%
RINASCENTE ORD                                Services                959                0.65%
MONDADORI ORD                                 Services                894                0.61%
SNIA BPD ORD                               Multi-Industry             641                0.44%
CARTIERE BURGO ORD                            Materials               584                0.40%
RAS RNC                                        Finance                577                0.39%
MAGNETI MARELLI ORD                       Capital Equipment           554                0.38%
IMPREGILO ORD                             Capital Equipment           487                0.33%
MONTEDISON RNC                             Multi-Industry             391                0.27%
LANE G.MARZOTTO ORD                        Consumer Goods             347                0.24%
FALCK ORD                                     Materials               326                0.22%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BANCO AMBROSIANO VEN RNC                       Finance                311                0.21%
SASIB ORD                                 Capital Equipment           301                0.21%
PREVIDENTE (LA)                                Finance                294                0.20%
ITALCEMENTI RNC                               Materials               273                0.19%
DANIELI & CO ORD                          Capital Equipment           221                0.15%
CEMENTIR                                      Materials               197                0.13%
SAI RNC                                        Finance                188                0.13%
DANIELI & CO RNC                          Capital Equipment           114                0.08%
SASIB RNC                                 Capital Equipment           114                0.08%
RINASCENTE RNC                                Services                111                0.08%
LANE G.MARZOTTO RISP                       Consumer Goods             102                0.07%
PIRELLI SPA RNC                           Capital Equipment            92                0.06%
SAFFA A ORD                                   Materials                92                0.06%
RINASCENTE PRIV                               Services                 79                0.05%
SNIA BPD RNC                               Multi-Industry              46                0.03%

                                                                    APPENDIX A-9

                     MSCI JAPAN INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BANK TOKYO-MITSUBISHI                          Finance             94,780                4.70%
TOYOTA MOTOR CORP                          Consumer Goods          90,824                4.51%
SUMITOMO BANK                                  Finance             57,557                2.86%
INDUSTRIAL BANK OF JAPAN                       Finance             54,019                2.68%
FUJI BANK                                      Finance             53,363                2.65%
MATSUSHITA ELECT IND'L                     Consumer Goods          35,466                1.76%
NOMURA SECURITIES CO                           Finance             34,162                1.70%
TOKYO ELECTRIC POWER CO                    Energy Sources          33,012                1.64%
SAKURA BANK                                    Finance             32,938                1.63%
HITACHI                                   Capital Equipment        30,618                1.52%
MITSUBISHI HEAVY IND                      Capital Equipment        26,677                1.32%
ASAHI BANK                                     Finance             25,884                1.28%
TOKAI BANK                                     Finance             24,696                1.23%
SONY CORP                                  Consumer Goods          23,505                1.17%
HONDA MOTOR CO                             Consumer Goods          22,519                1.12%
ITO-YOKADO CO                                 Services             21,913                1.09%
NIPPON STEEL CORP                             Materials            21,824                1.08%
KANSAI ELECTRIC POWER CO                   Energy Sources          21,808                1.08%
MITSUBISHI TRUST                               Finance             19,547                0.97%
NISSAN MOTOR CO                            Consumer Goods          18,812                0.93%
EAST JAPAN RAILWAY CO                         Services             18,711                0.93%
NIPPONDENSO CO                            Capital Equipment        18,060                0.90%
SHARP CORP                                 Consumer Goods          17,735                0.88%
TOKIO MARINE & FIRE                            Finance             17,694                0.88%
MITSUBISHI CORP                               Services             17,461                0.87%
FUJITSU                                   Capital Equipment        16,599                0.82%
NEC CORP                                  Capital Equipment        16,522                0.82%
MITSUBISHI ESTATE CO                           Finance             15,911                0.79%
CANON INC                                 Capital Equipment        15,829                0.79%
FUJI PHOTO FILM CO                         Consumer Goods          15,496                0.77%
DAIWA SECURITIES CO                            Finance             15,229                0.76%
TAKEDA CHEMICAL IND                        Consumer Goods          15,160                0.75%
MITSUBISHI ELECTRIC CORP                  Capital Equipment        13,780                0.68%
JAPAN AIRLINES CO                             Services             13,268                0.66%
DAI NIPPON PRINTING CO                        Services             13,259                0.66%
MITSUI & CO                                   Services             13,132                0.65%
BRIDGESTONE CORP                          Capital Equipment        13,112                0.65%
ASAHI GLASS CO                                Materials            13,094                0.65%
KYOCERA CORP                              Capital Equipment        12,704                0.63%
MITSUI TRUST & BANK CO                         Finance             12,027                0.60%
KINKI NIPPON RAILWAY CO                       Services             11,414                0.57%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
SANKYO CO                                  Consumer Goods          11,176                0.55%
KAWASAKI STEEL CORP                           Materials            10,928                0.54%
KIRIN BREWERY CO                           Consumer Goods          10,854                0.54%
TOHOKU ELECTRIC POWER CO                   Energy Sources          10,836                0.54%
SANYO ELECTRIC CO                          Consumer Goods          10,061                0.50%
MITSUI FUDOSAN CO                              Finance             10,025                0.50%
ASAHI CHEMICAL IND CO                         Materials             9,697                0.48%
NIPPON EXPRESS CO                             Services              9,467                0.47%
SUMITOMO ELECTRIC IND                     Capital Equipment         9,426                0.47%
JUSCO CO                                      Services              9,413                0.47%
TOKYO GAS CO                               Energy Sources           9,367                0.46%
NKK CORP                                      Materials             9,312                0.46%
BANK YOKOHAMA                                  Finance              9,253                0.46%
MITSUBISHI CHEMICAL CORP                      Materials             9,199                0.46%
SUMITOMO CORP                                 Services              8,988                0.45%
SHIZUOKA BANK                                  Finance              8,966                0.44%
SUMITOMO METAL IND                            Materials             8,892                0.44%
TOPPAN PRINTING CO                            Services              8,822                0.44%
FANUC                                     Capital Equipment         8,749                0.43%
TORAY INDUSTRIES                              Materials             8,737                0.43%
OSAKA GAS CO                               Energy Sources           8,707                0.43%
ITOCHU CORP                                   Services              8,649                0.43%
KAJIMA CORP                               Capital Equipment         8,622                0.43%
KOMATSU                                   Capital Equipment         8,532                0.42%
MURATA MANUFACTURING CO                   Capital Equipment         8,491                0.42%
KUBOTA CORP                               Capital Equipment         8,281                0.41%
NIPPON OIL CO                              Energy Sources           7,531                0.37%
SEKISUI HOUSE                             Capital Equipment         7,488                0.37%
SECOM CO                                      Services              7,349                0.36%
YAMAICHI SECURITIES CO                         Finance              7,345                0.36%
SHIMIZU CORP                              Capital Equipment         7,333                0.36%
MARUBENI CORP                                 Services              7,262                0.36%
DAIWA HOUSE IND CO                        Capital Equipment         7,250                0.36%
MARUI CO                                      Services              7,224                0.36%
TOKYU CORP                                    Services              7,221                0.36%
DAIEI                                         Services              7,163                0.36%
KAO CORP                                   Consumer Goods           7,139                0.35%
SUMITOMO CHEMICAL CO                          Materials             7,048                0.35%
ROHM CO                                   Capital Equipment         6,912                0.34%
TAISHO PHARMACEUTICAL CO                   Consumer Goods           6,881                0.34%
AJINOMOTO CO                               Consumer Goods           6,872                0.34%
YAMANOUCHI PHARM.                          Consumer Goods           6,689                0.33%
TOYO SEIKAN KAISHA                            Materials             6,483                0.32%
TAISEI CORP                               Capital Equipment         6,470                0.32%
KAWASAKI HEAVY IND                        Capital Equipment         6,381                0.32%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
TOSTEM CORP                                   Materials             6,249                0.31%
NIPPON YUSEN K.K                              Services              6,213                0.31%
OBAYASHI CORP                             Capital Equipment         6,189                0.31%
CHIBA BANK                                     Finance              6,160                0.31%
SHIN-ETSU CHEMICAL CO                         Materials             6,050                0.30%
NEW OJI PAPER CO                              Materials             6,034                0.30%
SEKISUI CHEMICAL CO                           Materials             5,997                0.30%
ACOM CO                                        Finance              5,887                0.29%
JOYO BANK                                      Finance              5,849                0.29%
NIPPON PAPER IND CO                           Materials             5,677                0.28%
YASUDA TRUST & BANK CO                         Finance              5,517                0.27%
MITSUBISHI MATERIALS                          Materials             5,483                0.27%
TOYODA AUTOMATIC LOOM                     Capital Equipment         5,429                0.27%
SUMITOMO MARINE & FIRE                         Finance              5,219                0.26%
TOBU RAILWAY CO                               Services              5,187                0.26%
GUNMA BANK                                     Finance              5,140                0.26%
MITSUI MARINE & FIRE                           Finance              5,049                0.25%
HITACHI ZOSEN CORP                        Capital Equipment         4,891                0.24%
SHISEIDO CO                                Consumer Goods           4,870                0.24%
OMRON CORP                                Capital Equipment         4,803                0.24%
HANKYU CORP                                   Services              4,758                0.24%
TEIJIN                                        Materials             4,756                0.24%
ODAKYU ELECTRIC RAILWAY                       Services              4,735                0.23%
EISAI CO                                   Consumer Goods           4,714                0.23%
ASAHI BREWERIES                            Consumer Goods           4,691                0.23%
SUMITOMO METAL MINING CO                      Materials             4,676                0.23%
TOTO                                          Materials             4,480                0.22%
MYCAL CORP (NICHII CO)                        Services              4,466                0.22%
MITSUKOSHI                                    Services              4,341                0.22%
EBARA CORP                                Capital Equipment         4,340                0.22%
SEGA ENTREPRISES                           Consumer Goods           4,309                0.21%
SMC CORP                                  Capital Equipment         4,248                0.21%
DAIICHI PHARMACEUTICAL                     Consumer Goods           4,157                0.21%
TAKASHIMAYA CO                                Services              4,157                0.21%
KINDEN CORP                               Capital Equipment         4,066                0.20%
NIKON CORP                                Capital Equipment         4,019                0.20%
YAMATO TRANSPORT CO                           Services              4,001                0.20%
TOKYO ELECTRON                            Capital Equipment         3,915                0.19%
HOKURIKU BANK                                  Finance              3,860                0.19%
KYOWA HAKKO KOGYO CO                       Consumer Goods           3,859                0.19%
JAPAN ENERGY CORP                          Energy Sources           3,767                0.19%
NAGOYA RAILROAD CO                            Services              3,759                0.19%
YAMAZAKI BAKING CO                         Consumer Goods           3,753                0.19%
NGK INSULATORS                            Capital Equipment         3,731                0.19%
NSK                                       Capital Equipment         3,710                0.18%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
SEVENTY-SEVEN BANK                             Finance              3,700                0.18%
HOYA CORP                                  Consumer Goods           3,689                0.18%
COSMO OIL CO                               Energy Sources           3,665                0.18%
PIONEER ELECTRONIC CORP                    Consumer Goods           3,638                0.18%
FURUKAWA ELECTRIC CO                      Capital Equipment         3,583                0.18%
ASHIKAGA BANK                                  Finance              3,580                0.18%
MITSUBISHI OIL CO                          Energy Sources           3,505                0.17%
DAINIPPON INK                                 Materials             3,461                0.17%
NIPPON FIRE & MARINE                           Finance              3,443                0.17%
KOKUYO CO                                     Services              3,431                0.17%
KURARAY CO                                    Materials             3,413                0.17%
UNY CO                                        Services              3,329                0.17%
MITSUI OSK LINES                              Services              3,323                0.16%
CREDIT SAISON CO                               Finance              3,282                0.16%
MINEBEA CO                                Capital Equipment         3,252                0.16%
AUTOBACS SEVEN CO                         Capital Equipment         3,219                0.16%
NISSIN FOOD PRODUCTS CO                    Consumer Goods           3,213                0.16%
NIPPON MEAT PACKERS                        Consumer Goods           3,168                0.16%
NICHIDO FIRE & MARINE                          Finance              3,125                0.16%
SAPPORO BREWERIES                          Consumer Goods           3,108                0.15%
YAMAHA CORP                                Consumer Goods           3,074                0.15%
YAMAGUCHI BANK                                 Finance              3,039                0.15%
TOKYO DOME CORP                               Services              3,020                0.15%
NANKAI ELECTRIC RAILWAY                       Services              3,015                0.15%
ISETAN CO                                     Services              3,003                0.15%
SHOWA DENKO K.K                               Materials             2,982                0.15%
ADVANTEST CORP                            Capital Equipment         2,965                0.15%
NTN CORP                                  Capital Equipment         2,963                0.15%
UBE INDUSTRIES                                Materials             2,932                0.15%
KEIHIN ELECTRIC EXPRESS                       Services              2,878                0.14%
MITSUI TOATSU CHEMICALS                       Materials             2,828                0.14%
CHICHIBU ONODA CEMENT                         Materials             2,827                0.14%
TOHO CO                                       Services              2,826                0.14%
TOKYO STEEL MFG CO                            Materials             2,788                0.14%
KURITA WATER INDUSTRIES                   Capital Equipment         2,776                0.14%
SHIONOGI & CO                              Consumer Goods           2,745                0.14%
AMADA CO                                  Capital Equipment         2,723                0.14%
NIPPON LIGHT METAL CO                         Materials             2,709                0.13%
TBS TOKYO BROADCASTING                        Services              2,673                0.13%
MITSUBISHI WAREHOUSE                          Services              2,668                0.13%
FUJIKURA                                  Capital Equipment         2,621                0.13%
DAIKIN INDUSTRIES                         Capital Equipment         2,599                0.13%
SHIMANO                                    Consumer Goods           2,598                0.13%
NISHIMATSU CONSTRUCTION                   Capital Equipment         2,569                0.13%
SUMITOMO FORESTRY CO                          Materials             2,550                0.13%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
SEIYU                                         Services              2,535                0.13%
CITIZEN WATCH CO                           Consumer Goods           2,520                0.13%
MITSUBISHI RAYON CO                           Materials             2,513                0.12%
TOSOH CORP                                    Materials             2,478                0.12%
KONICA CORP                                Consumer Goods           2,470                0.12%
OLYMPUS OPTICAL CO                        Capital Equipment         2,433                0.12%
ORIX CORP                                      Finance              2,425                0.12%
KUMAGAI GUMI CO                           Capital Equipment         2,420                0.12%
CASIO COMPUTER CO                          Consumer Goods           2,404                0.12%
KANDENKO CO                               Capital Equipment         2,401                0.12%
ONWARD KASHIYAMA CO                        Consumer Goods           2,379                0.12%
FUJITA KANKO                                  Services              2,372                0.12%
HANKYU DEPARTMENT STORES                      Services              2,369                0.12%
HIROSE ELECTRIC CO                        Capital Equipment         2,364                0.12%
NITTO DENKO CORP                              Materials             2,318                0.12%
MAKITA CORP                               Capital Equipment         2,313                0.11%
TOYOBO CO                                  Consumer Goods           2,310                0.11%
HONSHU PAPER CO                               Materials             2,307                0.11%
INAX CORP                                     Materials             2,298                0.11%
NGK SPARK PLUG CO                         Capital Equipment         2,263                0.11%
SEINO TRANSPORTATION CO                       Services              2,253                0.11%
MEIJI SEIKA KAISHA                         Consumer Goods           2,245                0.11%
MITSUI ENGINEERING&SHIP.                  Capital Equipment         2,234                0.11%
YOKOGAWA ELECTRIC CORP                    Capital Equipment         2,233                0.11%
ARABIAN OIL CO                             Energy Sources           2,226                0.11%
CHUGAI PHARMACEUTICAL CO                   Consumer Goods           2,190                0.11%
NISSHINBO INDUSTRIES                       Consumer Goods           2,171                0.11%
KAMIGUMI CO                                   Services              2,168                0.11%
PENTA-OCEAN CONSTRUCTION                  Capital Equipment         2,165                0.11%
NIHON CEMENT CO                               Materials             2,163                0.11%
TAKARA SHUZO CO                            Consumer Goods           2,151                0.11%
KANEKA CORP                                   Materials             2,149                0.11%
SANWA SHUTTER CORP                            Materials             2,141                0.11%
JGC CORP                                  Capital Equipment         2,112                0.10%
ALPS ELECTRIC CO                          Capital Equipment         2,111                0.10%
CHIYODA CORP                              Capital Equipment         2,103                0.10%
SUMITOMO HEAVY IND                        Capital Equipment         2,103                0.10%
HOUSE FOODS(HOUSE FD IND                   Consumer Goods           2,078                0.10%
ORIENT CORP                                    Finance              2,069                0.10%
MITSUBISHI GAS CHEMICAL                       Materials             2,057                0.10%
SNOW BRAND MILK PRODUCTS                   Consumer Goods           2,044                0.10%
NICHIREI CORP                              Consumer Goods           2,018                0.10%
DAICEL CHEMICAL IND                           Materials             1,990                0.10%
NIPPON SHINPAN CO                              Finance              1,986                0.10%
FUJITA CORP                               Capital Equipment         1,962                0.10%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
DAIDO STEEL CO                                Materials             1,932                0.10%
CSK CORP                                      Services              1,925                0.10%
AOYAMA TRADING CO                             Services              1,923                0.10%
WACOAL CORP                                Consumer Goods           1,902                0.09%
NIPPON SHEET GLASS CO                         Materials             1,890                0.09%
SKYLARK CO                                    Services              1,883                0.09%
OKUMURA CORP                              Capital Equipment         1,865                0.09%
MITSUI MINING & SMELTING                      Materials             1,863                0.09%
SUMITOMO OSAKA CEMENT CO                      Materials             1,857                0.09%
HIGO BANK                                      Finance              1,854                0.09%
DAITO TRUST CONSTRUCTION                  Capital Equipment         1,793                0.09%
KOYO SEIKO CO                             Capital Equipment         1,774                0.09%
UNI-CHARM CORP                             Consumer Goods           1,754                0.09%
MEIJI MILK PRODUCTS CO                     Consumer Goods           1,737                0.09%
KOMORI CORP                               Capital Equipment         1,733                0.09%
MITSUBISHI PAPER MILLS                        Materials             1,720                0.09%
NIPPON SHOKUBAI CO                            Materials             1,695                0.08%
DAIMARU                                       Services              1,683                0.08%
KAWASAKI KISEN KAISHA                         Services              1,682                0.08%
LION CORP                                  Consumer Goods           1,641                0.08%
TEIKOKU OIL CO                             Energy Sources           1,640                0.08%
TOKYO STYLE CO                             Consumer Goods           1,640                0.08%
ITOHAM FOODS                               Consumer Goods           1,626                0.08%
MORI SEIKI CO                             Capital Equipment         1,611                0.08%
DENKI KAGAKU KOGYO K.K                        Materials             1,602                0.08%
HASEKO CORP                               Capital Equipment         1,601                0.08%
MAEDA ROAD CONSTRUCTION                   Capital Equipment         1,574                0.08%
OYO CORP                                      Services              1,558                0.08%
KISSEI PHARMACEUTICAL CO                   Consumer Goods           1,537                0.08%
NIPPON COMSYS CORP                        Capital Equipment         1,529                0.08%
NAMCO                                         Services              1,514                0.08%
TAKARA STANDARD CO                         Consumer Goods           1,484                0.07%
SHIMACHU CO                                   Services              1,466                0.07%
DAIFUKU CO                                Capital Equipment         1,455                0.07%
Q. P. CORP                                 Consumer Goods           1,454                0.07%
NORITAKE CO                                Consumer Goods           1,452                0.07%
DAIWA KOSHO LEASE CO                           Finance              1,449                0.07%
KIKKOMAN CORP                              Consumer Goods           1,440                0.07%
SATO KOGYO CO                             Capital Equipment         1,401                0.07%
AOKI CORP                                 Capital Equipment         1,400                0.07%
BROTHER INDUSTRIES                         Consumer Goods           1,398                0.07%
GUNZE                                      Consumer Goods           1,375                0.07%
NIPPON SHARYO                             Capital Equipment         1,351                0.07%
SANKYO ALUMINIUM IND CO                       Materials             1,350                0.07%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
IWATANI INTERNATIONAL                      Energy Sources           1,349                0.07%
DAINIPPON SCREEN MFG CO                   Capital Equipment         1,345                0.07%
EZAKI GLICO CO                             Consumer Goods           1,334                0.07%
KANSAI PAINT CO                               Materials             1,319                0.07%
KANEBO                                     Consumer Goods           1,318                0.07%
TAIYO YUDEN CO                            Capital Equipment         1,312                0.07%
NAGASE & CO                                   Materials             1,267                0.06%
UNITIKA                                       Materials             1,267                0.06%
OKUMA CORP                                Capital Equipment         1,264                0.06%
KATOKICHI CO                               Consumer Goods           1,237                0.06%
DAIKYO                                         Finance              1,227                0.06%
HAZAMA CORP                               Capital Equipment         1,218                0.06%
NOF CORP                                      Materials             1,216                0.06%
TSUBAKIMOTO CHAIN CO                      Capital Equipment         1,214                0.06%
AMANO CORP                                Capital Equipment         1,210                0.06%
NIPPON SUISAN KAISHA                       Consumer Goods           1,204                0.06%
TOA CORP                                  Capital Equipment         1,203                0.06%
TOKYO TATEMONO CO                              Finance              1,202                0.06%
JACCS CO                                       Finance              1,200                0.06%
TOKYOTOKEIBA CO                               Services              1,192                0.06%
NIIGATA ENGINEERING CO                    Capital Equipment         1,166                0.06%
TAKUMA CO                                 Capital Equipment         1,154                0.06%
KUREHA CHEMICAL IND CO                        Materials             1,153                0.06%
MISAWA HOMES CO                           Capital Equipment         1,135                0.06%
ISHIHARA SANGYO KAISHA                        Materials             1,080                0.05%
MITSUI-SOKO CO                                Services              1,078                0.05%
TOYO ENGINEERING CORP                     Capital Equipment         1,074                0.05%
JAPAN STEEL WORKS                         Capital Equipment         1,071                0.05%
KONAMI CO                                     Services              1,057                0.05%
TOEI CO                                       Services              1,051                0.05%
KYUDENKO CORP                             Capital Equipment         1,038                0.05%
TOYO EXTERIOR CO                              Materials             1,035                0.05%
SANDEN CORP                               Capital Equipment         1,031                0.05%
MARUHA CORP                                Consumer Goods           1,022                0.05%
KURABO INDUSTRIES                          Consumer Goods             967                0.05%
RENOWN                                     Consumer Goods             956                0.05%
UNIDEN CORP                               Capital Equipment           890                0.04%
OKAMOTO INDUSTRIES                         Multi-Industry             883                0.04%
TRANS COSMOS                                  Services                863                0.04%
MAKINO MILLING MACHINE                    Capital Equipment           823                0.04%
SANRIO CO                                     Services                817                0.04%
GAKKEN CO                                     Services                712                0.04%
KAKEN PHARMACEUTICAL CO                    Consumer Goods             699                0.03%
NIPPON BEET SUGAR MFG CO                   Consumer Goods             686                0.03%
JAPAN METALS & CHEMICALS                      Materials               615                0.03%

                                                                   APPENDIX A-10

                     MSCI UK MALAYSIA AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
TELEKOM MALAYSIA                              Services             17,611              12.98%
TENAGA NASIONAL                            Energy Sources          11,172               8.23%
MALAYAN BANKING                                Finance             10,847               7.99%
SIME DARBY                                 Multi-Industry           7,871               5.80%
RESORTS WORLD                                 Services              5,954               4.39%
UNITED ENGINEERS (MAL)                     Multi-Industry           5,335               3.93%
MALAYSIA INT'L SHIPPING                       Services              3,048               2.25%
ROTHMANS PALL MALL (MAL)                   Consumer Goods           3,006               2.22%
PROTON                                     Consumer Goods           2,913               2.15%
YTL CORP                                  Capital Equipment         2,844               2.10%
AMMB HOLDINGS                                  Finance              2,691               1.98%
MAGNUM CORP                                   Services              2,423               1.79%
DCB HOLDINGS                                   Finance              2,386               1.76%
EDARAN OTOMOBIL NASIONAL                   Consumer Goods           2,360               1.74%
NESTLE (MALAYSIA)                          Consumer Goods           2,341               1.73%
MALAYSIAN AIRLINE SYSTEM                      Services              2,300               1.70%
PUBLIC BANK                                    Finance              2,097               1.55%
TECHNOLOGY RESOURCES IND                      Services              1,978               1.46%
KUALA LUMPUR KEPONG                           Materials             1,772               1.31%
COMMERCE ASSET-HOLDING                         Finance              1,713               1.26%
GOLDEN HOPE PLANTATIONS                       Materials             1,617               1.19%
MALAYSIAN RESOURCES CORP                       Finance              1,573               1.16%
JAYA TIASA HOLDINGS                           Materials             1,404               1.03%
PERLIS PLANTATIONS                            Materials             1,291               0.95%
HUME INDUSTRIES MALAYSIA                      Materials             1,272               0.94%
RASHID HUSSAIN                                 Finance              1,239               0.91%
IOI CORP                                      Materials             1,231               0.91%
TAN CHONG MOTOR HOLDINGS                   Consumer Goods           1,191               0.88%
ORIENTAL HOLDINGS                          Consumer Goods           1,163               0.86%
NEW STRAITS TIMES PRESS                       Services              1,113               0.82%
MBF CAPITAL                                    Finance              1,113               0.82%
EKRAN                                     Capital Equipment         1,093               0.81%
TIME ENGINEERING                          Capital Equipment         1,063               0.78%
MULTI-PURPOSE HOLDINGS                     Multi-Industry           1,048               0.77%
UMW HOLDINGS                              Capital Equipment         1,044               0.77%
HIGHLANDS & LOWLANDS                          Materials             1,028               0.76%
LEADER UNIVERSAL HLDGS                    Capital Equipment          945                0.70%
MALAYAN UNITED IND                         Multi-Industry            941                0.69%
MALAYSIA MINING CORP                          Materials              939                0.69%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
LAND & GENERAL                             Multi-Industry             911                0.67%
SHELL REFINING CO (FOM)                    Energy Sources             902                0.66%
AMSTEEL CORP                                  Materials               894                0.66%
SUNGEI WAY HOLDINGS                           Materials               881                0.65%
TA ENTERPRISE                                  Finance                873                0.64%
METROPLEX                                      Finance                859                0.63%
PAN MALAYSIA CEMENT WRKS                      Materials               827                0.61%
MALAYAN CEMENT                                Materials               822                0.61%
HONG LEONG PROPERTIES                          Finance                789                0.58%
RJ REYNOLDS                                Consumer Goods             755                0.56%
MALAYSIAN PACIFIC IND                     Capital Equipment           752                0.55%
KEDAH CEMENT HOLDINGS                         Materials               741                0.55%
IDRIS HYDRAULIC MALAYSIA                       Finance                737                0.54%
KIAN JOO CAN FACTORY                          Materials               687                0.51%
GUINNESS ANCHOR                            Consumer Goods             684                0.50%
MALAYSIAN OXYGEN                              Materials               677                0.50%
MULPHA INTERNATIONAL                       Multi-Industry             670                0.49%
HONG LEONG INDUSTRIES                      Multi-Industry             647                0.48%
BERJAYA GROUP                              Multi-Industry             561                0.41%
LANDMARKS                                     Services                521                0.38%
IGB CORP                                       Finance                488                0.36%
PROMET                                    Capital Equipment           477                0.35%
MYCOM                                          Finance                446                0.33%
BERJAYA LEISURE                               Services                429                0.32%
KEMAYAN CORP                                  Materials               420                0.31%
SELANGOR PROPERTIES                            Finance                400                0.29%
MALAYSIAN MOSAICS                             Services                347                0.26%
AOKAM PERDANA                                 Materials               312                0.23%
ANTAH HOLDINGS                                 Finance                303                0.22%
GOLDEN PLUS HOLDINGS                          Materials               294                0.22%
JOHAN HOLDINGS                            Capital Equipment           276                0.20%
PILECON ENGINEERING                       Capital Equipment           249                0.18%
MALAYAWATA STEEL                              Materials               241                0.18%
PETALING GARDEN                                Finance                231                0.17%
KELANAMAS INDUSTRIES                          Materials               213                0.16%
PALMCO HOLDINGS                                Finance                204                0.15%
ALUMINIUM COMPANY OF MAL                      Materials               193                0.14%

                                                                   APPENDIX A-11

                       MSCI MEXICO AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
TELMEX TELEFONOS MEX L                        Services             13,136               19.02%
KIMBERLY-CLARK MEXICO A                    Consumer Goods           5,061                7.33%
GRUPO TELEVISA CPO                            Services              4,676                6.77%
TELMEX TELEFONOS MEX A                        Services              4,211                6.10%
CIFRA B                                       Services              3,742                5.42%
GRUPO MODELO C                             Consumer Goods           3,733                5.41%
ALFA                                       Multi-Industry           2,648                3.83%
EMPRESAS MODERNA ACP                       Consumer Goods           2,315                3.35%
GRUPO MEXICO B                                Materials             2,109                3.05%
CEMEX A                                       Materials             2,102                3.04%
APASCO                                        Materials             1,874                2.71%
INDUSTRIAS PENOLES CP                         Materials             1,842                2.67%
CEMEX B                                       Materials             1,804                2.61%
BIMBO ACP                                  Consumer Goods           1,732                2.51%
FOMENTO ECONOMICO MEX.                     Consumer Goods           1,634                2.37%
GRUPO FIN BANACCI B                            Finance              1,586                2.30%
GRUPO ICA                                 Capital Equipment         1,565                2.27%
DESC B                                     Multi-Industry           1,458                2.11%
GRUPO FIN BANCOMER B                           Finance              1,266                1.83%
CIFRA C                                       Services              1,231                1.78%
GRUPO IND'L MASECA B2                      Consumer Goods           1,102                1.60%
LIVERPOOL (EL PUERTO) 1                       Services              1,077                1.56%
CONTROL. COMERCIAL MEX B                      Services                984                1.43%
CEMEX CPO                                     Materials               895                1.30%
GRUPO FIN BBV-PROBURSA B                       Finance                775                1.12%
TAMSA                                     Capital Equipment           756                1.09%
VITRO                                         Materials               708                1.02%
GRUPO CONTINENTAL                          Consumer Goods             592                0.86%
TRANSPORTACION MARIT. L                       Services                473                0.69%
GRUPO FIN BANACCI L                            Finance                411                0.59%
CYDSA                                         Materials               263                0.38%
GRUPO FIN SERFIN B                             Finance                201                0.29%
CONSORCIO G GRUPO DINA                    Capital Equipment           187                0.27%
EMPAQUES PONDEROSA                            Materials               183                0.26%
LIVERPOOL (EL PUERTO) C1                      Services                165                0.24%
GRUPO FIN SERFIN LCP                           Finance                152                0.22%
GRUPO MEX DESARROLLO L                    Capital Equipment           105                0.15%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
GRUPO SITUR B                                 Services                101                0.15%
GRUPO SIMEC B                                 Materials                96                0.14%
GRUPO HERDEZ B                             Consumer Goods              54                0.08%
GRUPO HERDEZ A                             Consumer Goods              51                0.07%
GRUPO FIN BANACCI A                            Finance                  -                0.00%
GRUPO FIN BANCOMER A                           Finance                  -                0.00%
GRUPO FIN SERFIN ACP                           Finance                  -                0.00%

                                                                   APPENDIX A-12

                    MSCI  NETHERLANDS AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
ROYAL DUTCH PETROLEUM CO                   Energy Sources          80,253               34.03%
ING GROEP                                      Finance             23,851               10.11%
UNILEVER NV CERT                           Consumer Goods          23,041                9.77%
ABN AMRO HOLDING                               Finance             17,251                7.31%
KON. PTT NEDERLAND                            Services             16,266                6.90%
PHILIPS ELECTRONICS                        Consumer Goods          11,741                4.98%
HEINEKEN NV                                Consumer Goods          11,182                4.74%
ELSEVIER                                      Services             10,580                4.49%
AHOLD (KON.)                                  Services              9,326                3.95%
WOLTERS KLUWER                                Services              8,528                3.62%
AKZO NOBEL                                    Materials             8,278                3.51%
KLM                                           Services              2,507                1.06%
KONINKLIJKE KNP BT                            Materials             2,369                1.00%
GETRONICS                                 Capital Equipment         2,095                0.89%
OCE-VAN DER GRINTEN                       Capital Equipment         1,952                0.83%
IHC CALAND                                Capital Equipment         1,437                0.61%
HOOGOVENS (KON.)                              Materials             1,156                0.49%
STAD ROTTERDAM                                 Finance              1,122                0.48%
STORK (VER MACHINE.)                      Capital Equipment           895                0.38%
PAKHOED (KON.)                            Capital Equipment           877                0.37%
HOLLANDSCHE BETON GROEP                   Capital Equipment           598                0.25%
NEDLLOYD (KON.)                               Services                540                0.23%

                                                                   APPENDIX A-13

                      MSCI SINGAPORE AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
SINGAPORE TELECOM                             Services             14,825               15.35%
SINGAPORE AIRLINES FGN                        Services             13,580               14.06%
OCBC BANK FGN                                  Finance             12,016               12.44%
UNITED OVERSEAS BANK FGN                       Finance              8,761                9.07%
DEVELOPMENT BK SING FGN                        Finance              8,050                8.33%
CITY DEVELOPMENTS                              Finance              6,567                6.80%
SINGAPORE PRESS HLDG FGN                      Services              5,867                6.07%
KEPPEL CORP                                Multi-Industry           3,985                4.13%
DBS LAND                                       Finance              3,056                3.16%
FRASER & NEAVE                             Consumer Goods           2,975                3.08%
CYCLE & CARRIAGE                           Consumer Goods           2,242                2.32%
SINGAPORE TECH IND'L                       Multi-Industry           1,620                1.68%
UIC UNITED INDUSTRIAL                          Finance              1,287                1.33%
PARKWAY HOLDINGS                               Finance                929                0.96%
UNITED OVERSEAS LAND                           Finance                861                0.89%
STRAITS TRADING                               Materials               709                0.73%
OVERSEAS UNION ENT.                           Services                665                0.69%
HOTEL PROPERTIES                              Services                644                0.67%
NEPTUNE ORIENT LINES NOL                      Services                642                0.66%
FIRST CAPITAL CORP                             Finance                601                0.62%
AMCOL HOLDINGS                                 Finance                576                0.60%
NATSTEEL                                      Materials               536                0.55%
SHANGRI-LA HOTEL                              Services                522                0.54%
INCHCAPE BERHAD                            Multi-Industry             519                0.54%
COMFORT GROUP                                 Services                507                0.52%
JURONG SHIPYARD                           Capital Equipment           506                0.52%
HAW PAR BROTHERS INT'L                     Multi-Industry             399                0.41%
VAN DER HORST                             Capital Equipment           385                0.40%
METRO HOLDINGS                                Services                385                0.40%
IPC CORP                                  Capital Equipment           362                0.37%
CREATIVE TECHNOLOGY                       Capital Equipment           357                0.37%
HAI SUN HUP GROUP                             Services                320                0.33%
LUM CHANG HOLDINGS                         Multi-Industry             272                0.28%
SEMBAWANG MARITIME                            Services                256                0.27%
GOLDTRON                                  Capital Equipment           252                0.26%
ROBINSON AND CO                               Services                244                0.25%
CHUAN HUP HOLDINGS                        Capital Equipment           169                0.17%
PRIMA                                      Consumer Goods             140                0.14%

                                                                   APPENDIX A-14

                     MSCI SPAIN INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
TELEFONICA DE ESPANA                          Services             17,468               16.95%
ENDESA EMPRESA NAL ELEC.                   Energy Sources          15,158               14.71%
REPSOL                                     Energy Sources           9,752                9.46%
BANCO BILBAO VIZCAYA                           Finance              9,453                9.17%
IBERDROLA                                  Energy Sources           8,309                8.06%
BANCO SANTANDER                                Finance              8,200                7.96%
GAS NATURAL SDG                            Energy Sources           7,162                6.95%
ARGENTARIA CORP BANCARIA                       Finance              5,189                5.03%
BANCO CENTRAL HISPANO                          Finance              3,334                3.23%
AUTOPISTAS CESA (ACESA)                       Services              2,453                2.38%
UNION ELECTRICA FENOSA                     Energy Sources           1,849                1.79%
AGUAS DE BARCELONA                            Services              1,708                1.66%
TABACALERA                                 Consumer Goods           1,502                1.46%
MAPFRE (CORPORACION)                           Finance              1,471                1.43%
ACERINOX                                      Materials             1,309                1.27%
ALBA (CORP FINANCIERA)                     Multi-Industry           1,271                1.23%
FOMENTO CONST Y CONTR                     Capital Equipment         1,177                1.14%
ZARDOYA OTIS                              Capital Equipment           935                0.91%
VALLEHERMOSO                                   Finance                786                0.76%
METROVACESA                                    Finance                751                0.73%
DRAGADOS Y CONSTRUCCION                   Capital Equipment           726                0.70%
EBRO AGRICOLAS                             Consumer Goods             529                0.51%
PORTLAND VALDERRIVAS                          Materials               458                0.44%
URALITA                                       Materials               444                0.43%
PROSEGUR                                      Services                441                0.43%
ENCE EMPR NAC CELULOSAS                       Materials               316                0.31%
VISCOFAN                                      Materials               314                0.30%
SARRIO                                        Materials               214                0.21%
URBIS (INMOBILIARIA)                           Finance                165                0.16%
AGUILA (EL)                                Consumer Goods             148                0.14%
ERCROS                                        Materials                76                0.07%

                                                                   APPENDIX A-15

                       MSCI SWEDEN AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
ERICSSON (LM) B                           Capital Equipment        22,365               18.02%
ASTRA A                                    Consumer Goods          21,228               17.10%
ABB AB A (ASEA A)                         Capital Equipment         7,222                5.82%
VOLVO B                                    Consumer Goods           6,851                5.52%
ASTRA B                                    Consumer Goods           4,749                3.83%
SKANSKA B                                 Capital Equipment         4,721                3.80%
SKAND.ENSKILDA BANKEN A                        Finance              4,381                3.53%
HENNES & MAURITZ B                            Services              4,303                3.47%
ELECTROLUX B                               Consumer Goods           4,262                3.43%
SVENSKA HANDELSBK A                            Finance              4,248                3.42%
SCA SV CELLULOSA B                            Materials             4,193                3.38%
STORA KOPPARBERG A                            Materials             3,680                2.96%
STADSHYPOTEK A                                 Finance              3,163                2.55%
VOLVO A                                    Consumer Goods           3,051                2.46%
ABB AB B (ASEA B)                         Capital Equipment         2,887                2.33%
ATLAS COPCO A                             Capital Equipment         2,454                1.98%
SKANDIA FORSAKRING                             Finance              2,406                1.94%
AGA A                                         Materials             2,162                1.74%
AUTOLIV                                   Capital Equipment         1,817                1.46%
SECURITAS B                                   Services              1,810                1.46%
AGA B                                         Materials             1,778                1.43%
SCANCEM A (EUROC A)                           Materials             1,715                1.38%
TRELLEBORG B                               Multi-Industry           1,543                1.24%
SKF B                                     Capital Equipment         1,498                1.21%
SWEDISH MATCH                              Consumer Goods           1,331                1.07%
ATLAS COPCO B                             Capital Equipment         1,222                0.98%
SKF A                                     Capital Equipment         1,124                0.91%
STORA KOPPARBERG B                            Materials               835                0.67%
SVENSKA HANDELSBK B                            Finance                404                0.33%
ESSELTE A                                     Services                402                0.32%
ESSELTE B                                     Services                322                0.26%

                                                                   APPENDIX A-16

                  MSCI SWITZERLAND INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
ROCHE HOLDING GENUSS                       Consumer Goods          53,651               16.02%
NESTLE                                     Consumer Goods          46,252               13.81%
SANDOZ NAMEN                               Consumer Goods          41,782               12.47%
CIBA-GEIGY NAMEN                              Materials            31,932                9.53%
SCHWEIZ BANKGESELL INH                         Finance             20,652                6.17%
ROCHE HOLDING INHABER                      Consumer Goods          20,308                6.06%
CS HOLDING                                     Finance             19,610                5.85%
SCHWEIZ RUECKVERS                              Finance             15,834                4.73%
SCHWEIZ BANKVEREIN                             Finance             14,833                4.43%
ZUERICH VERSICHERUNG                           Finance             12,540                3.74%
ABB INH(BBC BROWN BOVERI                  Capital Equipment         9,930                2.96%
CIBA-GEIGY INHABER                            Materials             4,738                1.41%
ADECCO PORTEUR(ADIA PORT                      Services              4,619                1.38%
SCHWEIZ BANKGESELL NAMEN                       Finance              4,466                1.33%
HOLDERBANK INHABER                            Materials             3,902                1.16%
SANDOZ INHABER                             Consumer Goods           3,356                1.00%
ALUSUISSE-LONZA HLDG NAM                   Multi-Industry           3,217                0.96%
SGS SURVEILLANCE PORT                         Services              2,710                0.81%
SMH PORTEUR                                Consumer Goods           2,521                0.75%
SMH NOM                                    Consumer Goods           2,328                0.69%
SWISSAIR NAMEN                                Services              2,110                0.63%
ALUSUISSE-LONZA HLDG INH                   Multi-Industry           1,580                0.47%
HOLDERBANK NAMEN                              Materials             1,552                0.46%
SULZER NAMEN                              Capital Equipment         1,452                0.43%
ABB NAM(BBC BROWN BOVERI                  Capital Equipment         1,314                0.39%
SGS SURVEILLANCE NOM                          Services              1,229                0.37%
SCHINDLER NAMEN                           Capital Equipment           752                0.22%
VALORA HLDG NAMEN(MERKUR                      Services                745                0.22%
KUONI REISEN NAMEN B                          Services                743                0.22%
SULZER PART                               Capital Equipment           667                0.20%
FORBO HOLDING                                 Materials               602                0.18%
SCHINDLER PART                            Capital Equipment           596                0.18%
SIKA FINANZ INHABER                           Materials               591                0.18%
FISCHER (GEORG) INHABER                   Capital Equipment           540                0.16%
DANZAS HOLDING NAMEN                          Services                413                0.12%
JELMOLI HOLDING INHABER                       Services                251                0.07%
MOEVENPICK INHABER                            Services                191                0.06%
JELMOLI HOLDING NAMEN                         Services                163                0.05%
MOEVENPICK PART                               Services                113                0.03%
FISCHER (GEORG) NAMEN                     Capital Equipment           103                0.03%
DANZAS HOLDING PART                           Services                101                0.03%

                                                                   APPENDIX A-17

                      MSCI UK INDEX AS OF  AUGUST 30, 1996

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
BRITISH PETROLEUM                          Energy Sources          54,552                5.78%
GLAXO WELLCOME                             Consumer Goods          50,300                5.33%
BRITISH TELECOM                               Services             36,593                3.88%
SMITHKLINE BEECHAM                         Consumer Goods          32,182                3.41%
HSBC HOLDINGS (HKD 10)                         Finance             30,616                3.25%
LLOYDS TSB GROUP                               Finance             30,278                3.21%
ZENECA GROUP                               Consumer Goods          22,638                2.40%
BARCLAYS                                       Finance             21,731                2.30%
MARKS & SPENCER                               Services             21,702                2.30%
BAT INDUSTRIES                             Multi-Industry          20,809                2.21%
REUTERS HOLDINGS                              Services             19,555                2.07%
GENERAL ELECTRIC PLC                      Capital Equipment        16,627                1.76%
UNILEVER PLC                               Consumer Goods          16,172                1.71%
BTR                                        Multi-Industry          15,946                1.69%
RTZ CORP REG                                  Materials            15,927                1.69%
GRAND METROPOLITAN                         Consumer Goods          15,516                1.65%
BRITISH SKY BROADCASTING                      Services             15,320                1.62%
HSBC HOLDINGS (GBP 0.75)                       Finance             15,137                1.61%
CABLE & WIRELESS                              Services             14,611                1.55%
GUINNESS                                   Consumer Goods          14,416                1.53%
BRITISH GAS                                Energy Sources          14,021                1.49%
ABBEY NATIONAL                                 Finance             12,974                1.38%
PRUDENTIAL CORP                                Finance             12,931                1.37%
HANSON                                     Multi-Industry          12,767                1.35%
GRANADA GROUP                                 Services             11,545                1.22%
VODAFONE GROUP                                Services             11,537                1.22%
BASS                                          Services             11,423                1.21%
SAINSBURY (J)                                 Services             11,163                1.18%
GREAT UNIVERSAL STORES                        Services             10,242                1.09%
TESCO                                         Services             10,220                1.08%
REED INTERNATIONAL                            Services             10,138                1.08%
EMI GROUP (THORN EMI)                      Consumer Goods           9,703                1.03%
IMPERIAL CHEMICAL ICI                         Materials             9,162                0.97%
BOOTS CO                                      Services              8,794                0.93%
CADBURY SCHWEPPES                          Consumer Goods           7,960                0.84%
BRITISH AIRWAYS                               Services              7,890                0.84%
NATIONAL POWER                             Energy Sources           7,147                0.76%
KINGFISHER                                    Services              6,858                0.73%
BRITISH AEROSPACE                         Capital Equipment         6,667                0.71%
BOC GROUP                                     Materials             6,533                0.69%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
SCOTTISH & NEWCASTLE                          Services              6,497                0.69%
COMMERCIAL UNION                               Finance              6,215                0.66%
ROYAL BANK OF SCOTLAND                         Finance              6,130                0.65%
PEARSON                                       Services              5,941                0.63%
BRITISH STEEL                                 Materials             5,919                0.63%
RANK ORGANISATION                             Services              5,830                0.62%
SAFEWAY (ARGYLL GROUP)                        Services              5,772                0.61%
GKN                                       Capital Equipment         5,743                0.61%
ASSOCIATED BRITISH FOODS                   Consumer Goods           5,603                0.59%
LEGAL & GENERAL GROUP                          Finance              5,560                0.59%
SCOTTISH POWER                             Energy Sources           5,533                0.59%
LAND SECURITIES                                Finance              5,447                0.58%
ROLLS-ROYCE                               Capital Equipment         5,076                0.54%
UNITED UTILITIES                              Services              4,955                0.53%
GENERAL ACCIDENT                               Finance              4,929                0.52%
PEN & ORIENTAL STEAM                          Services              4,865                0.52%
NATIONAL GRID GROUP                        Energy Sources           4,638                0.49%
ROYAL & SUN ALLIANCE INS                       Finance              4,472                0.47%
CARLTON COMMUNICATIONS                        Services              4,337                0.46%
SCHRODERS                                      Finance              4,225                0.45%
BLUE CIRCLE INDUSTRIES                        Materials             4,224                0.45%
RMC GROUP                                     Materials             4,195                0.44%
WOLSELEY                                      Materials             4,089                0.43%
TI GROUP                                   Multi-Industry           4,036                0.43%
LADBROKE GROUP                                Services              3,806                0.40%
SMITHS INDUSTRIES                         Capital Equipment         3,574                0.38%
REDLAND                                       Materials             3,561                0.38%
GUARDIAN ROYAL EXCHANGE                        Finance              3,559                0.38%
NEXT                                          Services              3,397                0.36%
ARGOS                                         Services              3,365                0.36%
BURMAH CASTROL                             Energy Sources           3,309                0.35%
LUCAS INDUSTRIES                          Capital Equipment         3,273                0.35%
WILLIAMS HOLDINGS                             Materials             3,207                0.34%
THAMES WATER                                  Services              3,206                0.34%
PILKINGTON                                    Materials             3,171                0.34%
BRITISH LAND CO                                Finance              3,100                0.33%
REXAM                                         Materials             2,992                0.32%
LASMO                                      Energy Sources           2,928                0.31%
TATE & LYLE                                Consumer Goods           2,865                0.30%
MEPC                                           Finance              2,848                0.30%
BPB INDUSTRIES                                Materials             2,825                0.30%
MERCURY ASSET MGMT GROUP                       Finance              2,805                0.30%
COURTAULDS PLC                                Materials             2,735                0.29%
SOUTHERN ELECTRIC                          Energy Sources           2,715                0.29%
THORN                                      Consumer Goods           2,619                0.28%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
ELECTROCOMPONENTS                         Capital Equipment         2,561                0.27%
ANGLIAN WATER                                 Services              2,456                0.26%
ARJO WIGGINS APPLETON                         Materials             2,374                0.25%
SEARS PLC                                     Services              2,297                0.24%
DE LA RUE                                     Services              2,243                0.24%
IMI                                           Materials             2,136                0.23%
LONRHO                                     Multi-Industry           2,124                0.23%
BBA GROUP                                 Capital Equipment         2,110                0.22%
JOHNSON MATTHEY                            Multi-Industry           2,089                0.22%
CARADON                                       Materials             2,082                0.22%
RAILTRACK GROUP                               Services              1,899                0.20%
PROVIDENT FINANCIAL                            Finance              1,888                0.20%
BICC                                      Capital Equipment         1,854                0.20%
EAST MIDLANDS ELEC                         Energy Sources           1,742                0.18%
COATS VIYELLA                              Consumer Goods           1,734                0.18%
LONDON ELECTRICITY                         Energy Sources           1,716                0.18%
UNITED BISCUITS                            Consumer Goods           1,713                0.18%
HAMMERSON                                      Finance              1,707                0.18%
FKI                                       Capital Equipment         1,636                0.17%
HYDER (WELSH WATER)                           Services              1,596                0.17%
UNIGATE                                    Consumer Goods           1,594                0.17%
SLOUGH ESTATES                                 Finance              1,505                0.16%
HARRISONS & CROSFIELD                      Multi-Industry           1,485                0.16%
TARMAC                                        Materials             1,454                0.15%
CHUBB SECURITY                                Services              1,413                0.15%
VICKERS                                   Capital Equipment         1,405                0.15%
BOWTHORPE                                 Capital Equipment         1,324                0.14%
RACAL ELECTRONICS                         Capital Equipment         1,309                0.14%
ENGLISH CHINA CLAYS                           Materials             1,210                0.13%
T & N                                     Capital Equipment         1,151                0.12%
OCEAN GROUP                                   Services              1,089                0.12%
LAIRD GROUP                               Capital Equipment         1,074                0.11%
RUGBY GROUP                                   Materials             1,071                0.11%
HEPWORTH                                      Materials             1,055                0.11%
SEDGWICK GROUP                                 Finance              1,036                0.11%
TAYLOR WOODROW                            Capital Equipment         1,028                0.11%
GREAT PORTLAND ESTATES                         Finance                981                0.10%
BARRATT DEVELOPMENTS                      Capital Equipment           918                0.10%
COBHAM                                    Capital Equipment           903                0.10%
DELTA PLC                                 Capital Equipment           867                0.09%
WILLIS CORROON GROUP                           Finance                866                0.09%
NORTHERN ELECTRIC                          Energy Sources             853                0.09%
MEYER INTERNATIONAL                           Materials               797                0.08%
WIMPEY (GEORGE)                           Capital Equipment           753                0.08%

                                                                INDEX MARKET          WEIGHT IN
                                                               CAPITALIZATION        MSCI INDEX
CONSTITUENT NAME                           INDUSTRY SECTOR    (MILLIONS OF US$)          (%)
----------------                           ---------------    -----------------          ---
LEX SERVICE                                   Services                689                0.07%
CALOR GROUP                                Energy Sources             666                0.07%
MARLEY                                        Materials               652                0.07%
COURTAULDS TEXTILES                        Consumer Goods             508                0.05%
WILSON (CONNOLLY) HLDGS                   Capital Equipment           500                0.05%
TRANSPORT DEVELOPMENT                         Services                455                0.05%
LAING (JOHN) ORD                          Capital Equipment           394                0.04%
ST JAMES'S PLACE CAP(NEW                       Finance                375                0.04%
OXFORD INSTRUMENTS                        Capital Equipment           364                0.04%
AMEC                                      Capital Equipment           300                0.03%
AMSTRAD                                   Capital Equipment           250                0.03%
COSTAIN GROUP                             Capital Equipment           215                0.02%
DAWSON INTERNATIONAL                       Consumer Goods             203                0.02%

                                                                     APPENDIX B

    The Fund intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each Index Series, except as discussed below. The ability of the Fund to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within three New York business days.

    The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some Index Series, in certain circumstances, during 1997. The holidays applicable to each Index Series during 1997 are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Index Series. The proclamation of new holidays, or the elimination of existing holidays, and changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

THE AUSTRALIA INDEX SERIES

     REGULAR HOLIDAYS. The regular Australian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 26, 1997
                                       --   March 10, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   April 25, 1997
                                       --   June 9, 1997
                                       --   August 4, 1997
                                       --   October 6, 1997
                                       --   November 4, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. The Fund is not aware of a redemption request over any Australian holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

THE AUSTRIA INDEX SERIES

 REGULAR HOLIDAYS. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 6, 1997
                                       --   April 8, 1997
                                       --   May 1, 1997
                                       --   May 16, 1997
                                       --   May 27, 1997
                                       --   June 6, 1997
                                       --   August 15, 1997
                                       --   October 26, 1997
                                       --   November 1, 1997
                                       --   December 8, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------


    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Austria Index Series.

THE BELGIUM INDEX SERIES

 REGULAR HOLIDAYS. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 31, 1997
                                       --   March 28, 1997
                                       --   May 1, 1997
                                       --   May 8, 1997
                                       --   May 9, 1997
                                       --   May 19, 1997
                                       --   July 21, 1997
                                       --   August 15, 1997
                                       --   November 3, 1997
                                       --   November 11, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997
                                       --   December 31, 1997
                                       --



 REDEMPTION. A redemption request over the following Belgian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+9 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Belgium Index Series.

THE CANADA INDEX SERIES

 REGULAR HOLIDAYS. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   March 28, 1997
                                       --   May 19, 1997
                                       --   June 24, 1997
                                       --   July 1, 1997
                                       --   August 1, 1997
                                       --   September 1, 1997
                                       --   October 13, 1997
                                       --   November 11, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. The Fund is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

THE FRANCE INDEX SERIES

 REGULAR HOLIDAYS. The regular French holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   May 1, 1997
                                       --   May 8, 1997
                                       --   May 19, 1997
                                       --   July 14, 1997
                                       --   August 15, 1997
                                       --   November 10, 1997
                                       --   November 11 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. The Fund is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

THE GERMANY INDEX SERIES

 REGULAR HOLIDAYS. The regular German holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 6, 1997
                                       --   February 10, 1997
                                       --   February 11, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   May 1, 1997
                                       --   May 8, 1997
                                       --   May 19, 1997
                                       --   May 20, 1997
                                       --   May 29, 1997
                                       --   August 15, 1997
                                       --   October 3, 1997
                                       --   October 31, 1997
                                       --   November 1, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997
                                       --   December 31, 1997

 REDEMPTION. A redemption request over the following German holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Germany Index Series.

THE HONG KONG INDEX SERIES

 REGULAR HOLIDAYS. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   February 19, 1997
                                       --   February 20, 1997
                                       --   February 21, 1997
                                       --   April 4, 1997
                                       --   April 5, 1997
                                       --   April 8, 1997
                                       --   June 17, 1997
                                       --   June 20, 1997
                                       --   August 26, 1997
                                       --   September 28, 1997
                                       --   October 21, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. A redemption request over the following Hong Kong holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------


    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Hong Kong Index Series.

THE ITALY INDEX SERIES

 REGULAR HOLIDAYS. The regular Italian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 1, 1997
                                       --   March 31, 1997
                                       --   April 25, 1997
                                       --   May 1, 1997
                                       --   August 15, 1997
                                       --   December 8, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. A redemption request over the following Italian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Italy Index Series.

THE JAPAN INDEX SERIES

 REGULAR HOLIDAYS. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 2, 1997
                                       --   January 3, 1997
                                       --   January 15, 1997
                                       --   February 11, 1997
                                       --   March 20, 1997
                                       --   April 29, 1997
                                       --   May 5, 1997
                                       -    July 21, 1997
                                       --   September 15, 1997
                                       --   September 23, 1997
                                       --   October 10, 1997
                                       --   November 3, 1997
                                       --   November 24, 1997
                                       --   December 23, 1997
                                       --   December 31, 1997

 REDEMPTION. A redemption request over the following Japanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+13 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Japan Index Series.

THE MALAYSIA INDEX SERIES

 REGULAR HOLIDAYS. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   February 1, 1997
                                       --   February 7, 1997
                                       --   February 8, 1997
                                       --   February 9, 1997
                                       --   February 10, 1997
                                       --   April 18, 1997
                                       --   May 1, 1997
                                       --   May 6, 1997
                                       --   May 21, 1997
                                       --   June 7, 1997
                                       --   July 17, 1997
                                       --   August 31, 1997
                                       --   October 30, 1997
                                       --   December 25, 1997

 REDEMPTION. A redemption request over the following Malaysian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Malaysia Index Series.

THE MEXICO (FREE) INDEX SERIES

 REGULAR HOLIDAYS. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   February 5, 1997
                                       --   March 21, 1997
                                       --   March 26, 1997
                                       --   March 27, 1997
                                       --   March 28, 1997
                                       --   May 1, 1997
                                       --   May 5, 1997
                                       --   May 10, 1997
                                       --   September 1, 1997
                                       --   November 2, 1997
                                       --   November 20, 1997
                                       --   December 12, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997
                                       --   December 31, 1997
                                       --   December 31, 1997

 REDEMPTION. A redemption request over the following Mexican holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Mexico (Free) Index Series.

THE NETHERLANDS INDEX SERIES

 REGULAR HOLIDAYS. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   April 30, 1997
                                       --   May 8, 1997
                                       --   May 19, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997
                                       --   December 31, 1997

 REDEMPTION. A redemption request over the following Netherlands holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+9 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Netherlands Index Series.

THE SINGAPORE (FREE) INDEX SERIES

 REGULAR HOLIDAYS. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   February 7, 1997
                                       --   February 8, 1997
                                       --   February 9, 1997
                                       --   February 10, 1997
                                       --   April 18, 1997
                                       --   May 1, 1997
                                       --   May 21, 1997
                                       --   August 9, 1997
                                       --   October 31, 1997
                                       --   December 25, 1997

 REDEMPTION. A redemption request over the following Singaporean holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Singapore (Free) Index Series.

THE SPAIN INDEX SERIES

 REGULAR HOLIDAYS. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 6, 1997
                                       --   March 27, 1997
                                       --   March 28, 1997
                                       --   May 1, 1997
                                       --   May 2, 1997
                                       --   May 15, 1997
                                       --   July 25, 1997
                                       --   August 15, 1997
                                       --   December 8, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997

 REDEMPTION. A redemption request over the following Spanish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Spain Index Series.

THE SWEDEN INDEX SERIES

 REGULAR HOLIDAYS. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 6, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   May 1, 1997
                                       --   May 8, 1997
                                       --   May 19, 1997
                                       --   June 20, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997
                                       --   December 31, 1997

 REDEMPTION. A redemption request over the following Swedish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in 1997):

DATE     HOLIDAY        REDEMPTION        REDEMPTION       SETTLEMENT PERIOD
----     -------        ----------        ----------       -----------------
                     REQUEST DATE (R)  SETTLEMENT DATE
                     ----------------  ---------------

    In 1997, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the Sweden Index Series.

THE SWITZERLAND INDEX SERIES

 REGULAR HOLIDAYS. The regular Swiss (Zurich) holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   January 2, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   May 1, 1997
                                       --   May 8, 1997
                                       --   May 19, 1997
                                       --   August 1, 1997
                                       --   September 16, 1997
                                       --   December 24, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. The Fund is not aware of a redemption request over any Swiss (Zurich) holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

THE UNITED KINGDOM INDEX SERIES

 REGULAR HOLIDAYS. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in calendar year 1997) are as follows:

                                       --   January 1, 1997
                                       --   March 28, 1997
                                       --   March 31, 1997
                                       --   May 5, 1997
                                       --   May 26, 1997
                                       --   August 25, 1997
                                       --   December 25, 1997
                                       --   December 26, 1997

 REDEMPTION. The Fund is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period that will exceed 7 calendar days in 1997.

                                                                     APPENDIX C

2 FEATURES
               Q    What are "WEBS?"
               A    WEBS, an acronym for "World Equity Benchmark Shares,"
                    are shares issued in series by the Fund (each series being a "WEBS Index Series").

               Q    Who should invest in WEBS?
               A    WEBS are designed for investors who seek a relatively
                    low-cost "passive" approach for investing in a portfolio of equity securities of companies located in a particular foreign country.

               Q    What is the objective of each WEBS Index Series?
               A    The Fund is an index fund. The investment objective of
                    each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by MSCI.

               Q    Which countries are represented by WEBS Index Series?
               A    There are 17 WEBS Index Series of the Fund:



               AMEX Trading                   AMEX Trading                       AMEX Trading
Country        Symbol          Country        Symbol          Country            Symbol
-------        ------------    -------        ------------    -------            ------------
Australia      ewa             Hong Kong      ewh             Singapore (Free)   ews
Austria        ewo             Italy          ewi             Spain              ewp
Belgium        ewk             Japan          ewj             Sweden             ewd
Canada         ewc             Malaysia       ewm             Switzerland        ewl
France         ewq             Mexico (Free)  eww             United Kingdom     ewu
Germany        ewg             Netherlands    ewn

More WEBS Index Series may be added in the future.

               Q    When were WEBS introduced?
               A    WEBS were introduced for trading on the AMEX in
                    March, 1996.

               Q    What are the MSCI Indices?
               A    The MSCI Indices used by the WEBS Index Series as
                    benchmarks are market capitalization weighted indices that seek to track the performance of a particular country's publicly traded equity securities. They generally reflect approximately
                    60% of the capitalization of a country's stock market. The MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

                    MSCI Indices have covered the world's developed markets since 1969, and the emerging markets since 1988. They are notable for the depth and breadth of their coverage.

               Q    Can WEBS provide international and regional exposure?
               A    Yes. Shares in different WEBS Index Series can be
                    purchased in different weightings to achieve desired international exposure, specifically or regionally, including most of the components of the MSCI EAFE Index
                    (Europe, Australasia and Far East Index).

               Q    How are WEBS different from mutual fund shares?
               A    There are a number of important differences. WEBS
                    shares trade continuously on a secondary market, the AMEX, during regular AMEX trading hours, like any other publicly traded U.S. stocks listed on this Exchange. In contrast, mutual fund shares do not trade in the secondary market, and are normally bought and sold from the issuing mutual fund at prices determined only at the end of the day. WEBS may be bought and sold on the AMEX in any amount, but may be purchased from, and redeemed by, the Fund only in very large
                    "Creation Unit" aggregations. Mutual fund shares are normally available from the issuing fund in much smaller amounts, and are redeemable in units of as little as one share.

               Q    How are WEBS different from closed-end funds?
               A    Closed-end funds, including other country or
                    region-specific funds, which also trade on U.S.
                    exchanges, frequently trade at discounts or premiums to their net asset value (NAV). This is because the price of their shares reflects the forces of supply and demand. Although as of August 31, 1996 the WEBS had traded at an average end-of-day premium of .04 over their NAV, the Fund cannot predict whether the WEBS of its various WEBS Index
                    Series will trade at, above or below their NAVs in the future. However, given the fact that WEBS can be created or redeemed on any business day by institutional investors in Creation Unit aggregations (see Creation and Redemption section, page 7), the Fund believes that large discounts or premiums to the NAV of WEBS are unlikely to be sustainable.

               Q    Are WEBS leveraged derivatives?
               A    No. Each WEBS Index Series may not use derivatives for
                    the purpose of leveraging its investment portfolio, but they may be used to "equitize" a cash position, and for other limited purposes. A WEBS Index Series may also borrow money from banks for temporary or emergency purposes.

               Q    What is the expected price range for WEBS?
               A    The initial price per WEBS share of each Index Series
                    has ranged between $10 and $20, although there can be no assurance of this price range in the future.

               Q    What is a round lot of WEBS?
               A    A round lot of shares of a WEBS Index Series is 100 WEBS.

BENEFITS
               Q How can WEBS simplify the process of international investing?
               A WEBS offer a number of advantages compared to the alternative of investing directly in a foreign market:

               - WEBS give investors broad market exposure for a specific country, in one trade.

               - WEBS give investors a way to gain exposure internationally yet trade locally, on the AMEX.

               - WEBS' index investing approach frees investors from the process of stock selection and the many complexities associated with direct foreign stock ownership.

               - WEBS trade and settle in U.S. Dollars three business days after the trade date.

               Q    How easily can I buy and sell WEBS?
               A    Investors can trade WEBS during normal market
                    hours, just like any other U.S. stock.

               Q    Can I use WEBS for targeted portfolio exposure?
               A    Yes. WEBS are well suited for this purpose. You can
                    choose a specific country and its equity market from a range of available WEBS Index Series that covers
                    15 countries in Europe, Australasia and the Far East, as well as Canada and Mexico. More WEBS Index Series may be added in the future.

               Q How broad is the exposure in a given foreign equity market?
               A MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI index for such country. Each WEBS Index Series seeks to provide investment results that correspond generally to the price and yield performance of the relevant index.

STRUCTURE
               Q    Who issues WEBS?
               A    WEBS Index Fund, Inc., an investment company registered
                    under the Investment Company Act of 1940, as amended, and organized as a series fund.

               Q    Who owns the Fund?
               A    Investors in WEBS become equity shareholders in the Fund.

               Q    Who manages the investment portfolios of the WEBS Index
                    Series?
               A Barclays Global Fund Advisors is responsible for the investment management of each WEBS Index Series. Their responsibilities include portfolio construction, monitoring and rebalancing designed to help track the performance of the relevant MSCI Index for each WEBS Index Series.

               Q    Where are these portfolio securities held?
               A    Morgan Stanley Trust Company is the global custodian
                    and lending agent for the portfolio securities and cash of each of the WEBS Index Series. Portfolio securities will be held in the various foreign countries, through the Custodian's network of local sub-custodians.

PRICING
               Q    How is Net Asset Value (NAV) determined?
               A    Net Asset Value (NAV) per WEBS for each WEBS Index
                    Series is computed by dividing the value of the net assets of such WEBS Index Series by the total number of WEBS of such Index Series outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV for each WEBS Index Series is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. (NYSE), ordinarily 4 p.m. New York time, on each day such Exchange is open.

                    In computing a WEBS Index Series' NAV, the WEBS Index Series' portfolio securities are valued based on their last-quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in the over-the-counter market are valued at the latest quoted bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value, as determined in good faith by the Adviser, in accordance with procedures adopted by the Fund's board of directors.

                    The values of portfolio securities are converted into U.S. Dollars at the same foreign exchange rate used by MSCI in computing the relevant MSCI Index on any particular day. This is currently the rate at 4:00 p.m., London time, except for the Mexico (Free) WEBS Index, where the rate used is that as of 3:00 p.m. New York time.

               Q    Will the NAV fluctuate?
               A    The NAV of each WEBS Index Series will fluctuate with
                    changes in the market value of its underlying portfolio securities, with changes in the exchange rates between the U.S. Dollar and the relevant foreign currency, and with the WEBS Index Series' income and expenses.

               Q Do I maintain the foreign currency exposure of the benchmark MSCI Index?
               A Although WEBS trade in U.S. Dollars, investors still have foreign currency exposure with respect to the underlying securities of a WEBS Index Series. The Fund will not hedge such foreign currency exposure.

               Q    Do I have any other performance exposure?
               A    Yes. WEBS investors have full exposure to the price
                    movements of the underlying securities, and to the movement of the foreign currencies against the U.S.
                    Dollar.


               Q    Are there any sales loads?
               A    No. The Fund does not impose any initial or deferred
                    sales charge, and is thus a "no-load" fund. Investors will pay normal brokerage commissions when buying and selling WEBS on the AMEX, just as they do when transacting in any other AMEX-listed security.

               Q How do the management fees payable by the Fund compare to those paid by actively managed funds?
               A The Fund is an index fund. Management fees for passively managed index funds are typically lower than for actively managed funds. The reason for this is that passive management will require fewer investment, research and trading decisions, thereby justifying lower fees.

               Q    Where can I get immediate, up-to-date price information?
               A    Pricing of WEBS on the AMEX is continuous during normal
                    trading hours. Investors can obtain this information using the AMEX's pricing symbols for WEBS, through any information service that reports AMEX prices. The closing prices will be published in major newspapers on the following business day.

CREATION AND REDEMPTION: FOR INSTITUTIONAL INVESTORS

               Q    How are WEBS created or redeemed?
               A    WEBS may be created and redeemed only in Creation Units,
                    which
                    range in value depending on the WEBS Index Series. A detailed description of the creation and redemption process appears in the Prospectus and Statement of Additional Information.

               Q    What is a "Creation Unit?"
               A    A specified number of WEBS, which varies depending on the
                    WEBS Index Series. To purchase a Creation Unit, an investor generally deposits a portfolio of securities designated by the Adviser, plus an amount of cash specified by the Administrator.

               Q    What is the difference between a Creation Unit and a WEBS?
               A    A Creation Unit is simply a specified number of WEBS
                    shares.

               Q    Who can create them?
               A    Any investor who makes an in-kind deposit through an
                    Authorized Participant of a designated portfolio of equity securities specified for a WEBS Index Series, plus a cash amount, and a fee to cover creation and other transaction costs.

               Q    How are they issued?
               A    The Fund issues and sells Creation Units of WEBS of each
                    WEBS Index Series on a continuous basis through the Distributor at their NAV next determined after receipt of an order in proper form. WEBS may also be sold in Creation Units for cash, in the sole discretion of the Fund.

               Q Can WEBS be redeemed for their underlying portfolio securities?
               A Yes. WEBS are redeemable, but only when aggregated in a Creation Unit.

               Q    How are Creation Units redeemed?
               A    A Creation Unit will be redeemed by the Fund at its NAV.
                    On redemption, the Fund will deliver the portfolio securities, plus cash in an amount equal to the difference between the NAV of the WEBS shares and the value of the deposit securities, less a redemption transaction fee. Redemption requests must be submitted to the Distributor through an Authorized Participant. A
                    Creation Unit may also be redeemed for cash, in the sole discretion of the Fund.

               Q    When can Creation Units be redeemed?
               A    Authorized Participants can instruct the Distributor
                    (at 1-800-810-WEBS) to redeem Creation Units, between the hours of 9.30 a.m. and 4 p.m. New York time, when the AMEX is open for business.

               Q Are there costs involved in creating and redeeming Creation Units?
               A Yes. A redeeming investor must pay a fee to the Fund to offset transfer and other transaction costs that may be incurred by the relevant WEBS Index Series. Investors will also bear the costs of transferring the deposited securities to or from the Fund to their account.

INDEXED PERFORMANCE

               Q    What is the performance objective of each WEBS Index
                    Series?
               A Each WEBS Index Series intends to remain as fully invested as practicable in a pool of equity securities, the performance of which will, in the Adviser's judgement, approximate the performance of the relevant MSCI Index taken in its entirety. A WEBS Index Series will normally invest at least 95% of its total assets in stocks that are represented in the relevant MSCI Index and will at all times invest at least 90% of its total assets in such stocks.

               Q Will each WEBS Index Series fully replicate the relevant MSCI Index?
               A A WEBS Index Series generally will not hold all the stocks that comprise the relevant MSCI Index, due in part to the costs involved and, in certain instances, to the potential illiquidity of certain securities. Instead, each Index Series will attempt to hold a representative sample of the securities in the MSCI Index, which will be selected by the Adviser using quantitative analytical models, in a technique known as "portfolio sampling." Certain WEBS
                    Index Series may also hold securities that are not in the relevant MSCI Index where this is considered necessary or appropriate in light of applicable invesment restrictions.

               Q    What is portfolio sampling?
               A    Under this technique, each stock is considered for
                    inclusion in the Index Series based on its contribution to certain capitalization, industry and fundamental investment characteristics. The Adviser will try to construct each WEBS Index Series portfolio so that, in the aggregate, its capitalization, industry and fundamental investment characteristics are expected to perform like those of the relevant MSCI Index.

               Q How closely will the performance of WEBS track the Index performance?
               A Due to the use of the portfolio sampling technique, a WEBS Index Series is not expected to track its benchmark index with the same degree of accuracy as it would if it invested in every stock in the relevant Index. The expected tracking error of a WEBS Index Series relative to the performance of its benchmark index is expected to be less than 5%. The tracking error will generally be greater for WEBS Index Series that have benchmark indices with fewer rather than greater numbers of component stocks.

               Q What if the performance of the underlying equity portfolio exceeds or underperforms the relevant Index?
               A Over time, the portfolio composition of a WEBS Index Series may be rebalanced, to reflect changes in the subject MSCI Index, or with a view to bringing the performance and characteristics of the WEBS Index Series more in line with that of the relevant MSCI Index. Any such rebalancing would require the WEBS Index Series to incur transaction costs and other expenses.

               Q Do the WEBS Index Series track the performance of the MSCI Indices with or without dividends reinvested?
               A The MSCI Indices utilized by the WEBS Index Series reflect the reinvestment of net dividends (except for the Mexico
                    (Free) WEBS Index Series, which uses an MSCI Index that reflects reinvestment of gross dividends).

INCOME VIA DIVIDENDS AND CAPITAL GAINS

               Q    When are dividends and capital gains paid on WEBS?
               A    Dividends and capital gain distributions will be payable
                    at least annually, and will be distributed to investors in U.S. Dollars. Dividends may be more frequent than annually for certain WEBS Index Series.

               Q    Can WEBS dividends be reinvested?
               A    Dividends may not be automatically reinvested in WEBS
                    shares of a WEBS Index Series at this time, although investors may always purchase additional WEBS in the secondary market with distributions received on their existing WEBS.

               Q    What is included in WEBS' accrued income?
               A    Net investment income from dividends, interest income,
                    securities lending income and net gains from currency transactions, less WEBS Index Series operating expenses, plus net short-term capital gains.

               Q    Is income commingled among WEBS Index Series?
               A    No. However, the WEBS Index Series share certain expenses
                    incurred at the Fund level.

               Q    Is there any withholding tax on income?
               A    Dividends on the portfolio stocks held in each WEBS Index
                    Series may be subject to foreign income taxes withheld at source. There should not be any further withholding tax on distributions to WEBS investors who are U.S. investors and who complete all required U.S. tax forms. Foreign investors will be subject to U.S. withholding tax on WEBS' ordinary income dividends at a 30% rate or lower, pursuant to the relevant tax treaty. Each WEBS Index Series will flow through such withholding taxes to its shareholders, who can choose to either deduct or credit them against their U.S. income tax liability.

               Q How are dividends and capital gains treated for Federal income tax purposes?
               A Tax treatment is comparable to an investment in a mutual fund that invests in foreign securities. Dividends paid out of a WEBS Index Series' net investment income and distributions of net realized short-term capital gains are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses, are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held their WEBS. Dividends and distributions paid by a WEBS Index Series will not qualify for the deduction for dividends received by corporations.

                    Distributions in excess of a WEBS Index Series' current and accumulated earnings and profits will be treated as a tax-free return of capital to each WEBS Index Series investor, to the extent of the investor's basis in their WEBS, and as capital gain thereafter.

                    Gains or losses realized upon a sale by a holder of WEBS or redemption by a Creation Unit holder who is not a securities dealer, will generally be treated as a long-term capital gain or loss if the WEBS or Creation Unit have been held for more than one year; and otherwise as a short-term capital gain or loss.

               Q Do investors receive the gross amount of all their WEBS Index Series' dividends and capital gains?
               A No. Expenses are deducted daily against each WEBS Index Series' income flows.

               Q    Where can I find the record date for a WEBS Index Series?
               A    They will be announced in accordance with applicable
                    AMEX requirements.

WHO TO CONTACT


                    If you have further questions or need more WEBS product information, call 1-800-810-WEBS toll free. Or, write to:
                    WEBS c/o Funds Distributor, Inc.
                    60 State Street
                    Suite 1300
                    Boston, MA 02109

               -    To buy WEBS shares on the AMEX, contact your broker.

               -    To create WEBS Creation Units, contact an Authorized
                    Participant.

                    The names of the current Authorized Participants are available from the Distributor at 1-800-810-WEBS.

               - To redeem WEBS Creation Units, contact Funds Distributor, Inc. at the above toll-free number.

               - To get current WEBS prices, consult your broker, or any service that carries current trading information for AMEX-listed securities.

               - For information concerning requirements for purchasing or redeeming Creation Unit aggregations of WEBS, call 1-800-810-WEBS.





                    Funds Distributor, Inc., Distributor


                    For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest.


                    The investment returns and principal value of a WEBS investment will fluctuate, so that an investor's shares when sold, or Creation Unit(s) when redeemed, will be worth more or less than their original cost.

                    There are special risks of international investing, including currency and political risks.

12

Design: Studio Morris  NYC / LA    Writing: Colin Goedecke  NYC

FFQ&A

Contents:  Questions investors may have about WEBS

               1  Introduction
               2  Features
               4  Benefits
               5  Structure
               6  Pricing
               8  Creation and Redemption
               9  Performance
              10  Dividends and Capital Gains
              12  Who to Contact

INTRODUCTION
               WEBS enable institutional and individual investors to gain exposure to selected international equity markets. They represent a convenient and relatively economical means of diversifying a portfolio and gaining passive index management in certain foreign countries.

               Introduced for trading on the American Stock
               Exchange (AMEX) in March, 1996, WEBS are issued in a number of country-specific Index Series by WEBS Index Fund, Inc. (the "Fund"), an investment company registered under the Investment Company
               Act of 1940. The companies and institutions involved include Barclays Global Fund Advisors (the
               "Adviser"), Funds Distributor, Inc. (the "Distributor"), Morgan Stanley Trust Company (the "Custodian"),
               Morgan Stanley Capital International ("MSCI"),
               PFPC Inc. (the "Administrator") and the American
               Stock Exchange, Inc. (the "AMEX").

               Here are answers to some of the most frequently asked questions about WEBS.

World

Equity

Benchmark

Shares


A SIMPLE TRADE.

A SOPHISTICATED

INVESTMENT.



INVESTMENT
HIGHLIGHTS



[Logo]
Webs-TM-


--------------------------------------------------------------------------------
WORLD EQUITY BENCHMARK SHARES

What are WEBS?
- WEBS are 17 country-specific series of securities that are listed and traded on the American Stock Exchange (AMEX).
- Each WEBS Index Series represents an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the price and yield performance of a specific Morgan Stanley Capital International (MSCI) country index.

Investor profile:
- WEBS are appropriate for individuals and institutions who want easy access to one or more international stock markets through indexed investing.

What is the purpose of WEBS?
- WEBS are designed to give US investors exposure to specific international equity markets through a diversified portfolio of stocks for each foreign country selected.
- These sophisticated investments are purchased through a simple stock trade and are free from the complexities, but not the risks, of foreign investing.
                                       WEBS do not:
WEBS are not:                           -   Use leverage to increase their net
-   Closed-end mutual funds.                assets.
-   ADRs or UITs.                      -    Attempt to outperform an
-   Derivatives.                            international market through stock
                                            selection.




WEBS series initially issued for 17 countries:

    COUNTRY        AMEX SYMBOL    IOPV      COUNTRY        AMEX SYMBOL    IOPV
    ----------------------------------      ----------------------------------
    Australia      EWA            WBJ       Malaysia            EWM       INM
    Austria        EWO            INY       Mexico (Free)       EWW       INW
    Belgium        EWK            INK       Netherlands         EWN       INN
    Canada         EWC            WPB       Singapore (Free)    EWS       INR
    France         EWQ            WBF       Spain               EWP       INP
    Germany        EWG            ING       Sweden              EWD       WBQ
    Hong Kong      EWH            INH       Switzerland         EWL       INL
    Italy          EWI            INE       United Kingdom      EWU       INU
    Japan          EWJ            INJ

"INDICATIVE OPTIMIZED PORTFOLIO VALUES" (IOPV'S) ARE CALCULATED USING REAL-TIME PRICES AND FX RATES AND ARE UPDATED EVERY 15 SECONDS BY BLOOMBERG-Registered Trademark-. SEE THE STATEMENT OF ADDITIONAL INFORMATION OF WEBS INDEX FUND, INC. FOR MORE INFORMATION ON IOPV.

IN MEXICO AND SINGAPORE CERTAIN STOCKS HAVE RESTRICTIONS ON FOREIGN OWNERSHIP. MSCI CREATED (FREE) INDICES IN THOSE COUNTRIES WHICH ONLY INCLUDE STOCKS IN WHICH FOREIGNERS MAY INVEST.

Fund adviser:
- Barclays Global Fund Advisors, one of the world's largest institutional index money managers, will construct an optimized portfolio of foreign ordinary shares that seeks to perform like those of a specific MSCI Index.

WEBS benefits:
-   WEBS provide investors immediate access to international markets.
- At $10-20 per share, it is a relatively low cost, simplified approach to foreign investing.*
- WEBS seek to produce investment results that correspond generally to the price and yield performance of a particular MSCI index.
- Each WEBS Index Series holds a diversified portfolio of foreign stocks of a country that is selected and monitored by a globally recognized institutional money manager.
-   Pricing is anticipated to be near NAV, due to WEBS' unique structure.
-   Daily liquidity on the AMEX in US dollars.
- Potential to enhance returns and reduce portfolio risk through international diversification.


*AS OF FISCAL YEAR-END 8/31/96 THE WEBS INDEX SERIES HAD MAINTAINED A PRICE RANGE OF $10-$20 PER SHARE. THERE IS NO GUARANTEE THAT PRICES WILL REMAIN WITHIN THIS RANGE.
--------------------------------------------------------------------------------

For more information call
1 800 810-WEBS




VISIT OUR INTERNET SITE
for information and daily prices and valuations http://websontheweb.com



Real-time IOPVs available on
The BLOOMBERG-Registered Trademark- WEBS(GO)



WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and principal value of a WEBS investment will fluctuate so that an investor's shares when sold, or Creation Unit(s) when redeemed, may be worth more or less than their original cost. There are special risks of international investing, including currency and political risks. Please call your financial advisor or 1 800 810-WEBS to obtain more compete information about WEBS, including a prospectus which details charges and expenses. Please read the prospectus carefully before you invest or send money.

Distributed by:
Funds Distributor, Inc.

--------------------------------------------------------------------------------

Creation Units:
- They are large aggregations of a specified number of WEBS shares that are created and redeemed through an "Authorized Participant" (Broker/Dealer).
- Each Creation Unit is backed by an in-kind deposit of a portfolio of foreign shares selected by the Adviser for each country offered, plus a specified amount of cash.
- The process of creating or redeeming shares in Creation Units at their net asset value should enable WEBS to trade close to their NAV.
- The Fund will not redeem or create WEBS in amounts less than Creation Units. However, WEBS may be bought and sold on the AMEX in any amount.

Investment risks:
- There may be premiums/discounts to NAV from time to time, but large variances are not expected to be sustained due to the Creation/Redemption process.
- WEBS are subject to foreign currency risk since they do not hedge currencies.
- Investment returns in international markets may be more volatile than that of the US Market. WEBS involve normal foreign investment risks, such as market fluctuations, due to changes in the economic and political developments in the countries with which they are associated.

WEBS features:
- Simple, liquid, indexed way to invest in a foreign country with a domestic trade.
-   All 17 WEBS are traded in US dollars on the AMEX and settle T+3.
-   WEBS are marginable.
-   Can be sold short, even on a downtick.
-   WEBS are fully invested in stocks--generally, at least 95%.
-   Anticipated low portfolio turnover, since WEBS are "passively" managed.
- WEBS are tax efficient; capital gains should be modest and are due mostly to corporate actions and rebalancing.
- Dividends and capital gains, if any, distributed in US dollars, at least annually.
- NAV daily at 4:00 pm NY time based on local market closing prices. Exchange rates at 4:00 pm London time. Except Mexican WEBS, FX rate 3:00 pm NY time.
- Real-time IOPV updated every 15 seconds by BLOOMBERG-Registered Trademark-and available on all quote systems.

WEBS possible applications:
-   Obtain index exposure to a single country or a specific region.
- Combine WEBS to create a customized portfolio of multiple or regional international markets.
-   Replicate MSCI EAFE Index through the purchase of a portfolio of WEBS.
-   Alternative or complement to traditional closed-end and open-end funds.
- Gain access to the foreign countries that do not have country specific funds available in the United States.
-   Use as the international component in an asset allocation account.

WEBS world class partners:
    ISSUER:             WEBS Index Fund, Inc.
    ADVISER:            Barclays Global Fund Advisors
    INDICES:            Morgan Stanley Capital International
    DISTRIBUTOR:        Funds Distributor, Inc.
    EXCHANGE:           American Stock Exchange
    CUSTODIAN:          Morgan Stanley Trust Company
    TRANSFER AGENT &
    ADMINISTRATOR:      PFPC Inc.
    SPECIALISTS:        Spear Leeds & Kellog, and AIM Securities


--------------------------------------------------------------------------------
                                                                          10/96

--------------------------------------------------------------------------------
[LOGO]-TM-  AVERAGE ANNUAL PERFORMANCE OF MSCI INDICES -- PERIODS ENDING 9/30/96
            IN US DOLLARS -- (REINVESTMENT OF NET DIVIDENDS)*


Equity

Benchmark

Shares


                  YTD       3 YR      5 YR     10 YR         10 YR CUM
AUSTRALIA         8.10     13.60      8.85     13.09          242.11

AUSTRIA          -0.14     -0.72     -0.39      7.44          105.00

BELGIUM           6.78     17.64     15.22     14.65          292.25

CANADA           15.10     13.82      6.86      8.65          129.20

FRANCE           11.61      8.53      9.39     10.30          166.46

GERMANY           7.93     12.90     11.25      8.57          127.59

HONG KONG        18.65     17.00     26.30     23.21          706.46

ITALY            10.24      6.53      5.50      0.70            7.19

JAPAN            -4.52      0.00      2.85      4.58           56.47

MALAYSIA         17.00     11.84     22.51     19.58**        378.07**

MEXICO (FREE)    18.05     -7.37      4.20     33.44**       1147.85**

NETHERLANDS      14.39     20.82     19.77     16.36          355.13

SINGAPORE (FREE) -8.72      9.67     15.65     16.59          364.17

SPAIN            13.72     13.52      6.88      9.57          149.41

SWEDEN           22.20     27.07     17.08     15.56          324.80

SWITZERLAND       3.79     21.18     23.07     14.43          284.93

UNITED KINGDOM   11.24     14.19      9.91     14.73          295.20
---------------------------------------------------------------------
EAFE              4.39      8.06      8.17      8.67          129.63
---------------------------------------------------------------------


MSCI: Morgan Stanley Capital International Indexes

EAFE: Europe, Australasia and Far East.

*Net dividends means dividends after reduction for taxes withheld at source, except that Mexico reflects gross dividends, since Mexican companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. investors, in several cases.

**Return calculated since 12/31/87 (inception of index).

Past performance is no guarantee of future results, nor do Index results represent any past or expected performance of WEBS. It is not possible to invest in an index. Indices are unmanaged and do not bear expenses unlike WEBS.
Foreign investing may be volatile and performance is subject to market fluctuations, political risks and currency risks.

For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest or send money. Funds Distributor, Inc., Distributor.
--------------------------------------------------------------------------------
Source: Morgan Stanley Capital International

--------------------------------------------------------------------------------
[LOGO]-TM- ANNUAL MARKET PERFORMANCE AND RANKING FOR 17 MSCI INDICES AND S&P 500
           IN US DOLLARS -- (REINVESTMENT OF NET DIVIDENDS, EXCEPT FOR
           MEXICO AND U.S.)*

World

Equity

Benchmark


Shares



Ranking     1995                           1994                         1993                        1992
-------------------------------------------------------------------------------------------------------------------
 1. Switzerland          44.12%   Japan              21.44%   Hong Kong         116.70%   Hong Kong          32.29%
 2. US                   37.58%   Sweden             18.34%   Malaysia          110.00%   Mexico(Free)       24.98%
 3. Sweden               33.36%   Netherlands        11.70%   Singapore(Free)    67.97%   Malaysia           17.77%
 4. Spain                29.83%   Italy              11.56%   Mexico(Free)       49.35%   Switzerland        17.23%
 5. Netherlands          27.71%   Belgium             8.24%   Switzerland        45.79%   US                  7.62%
 6. Belgium              25.88%   Singapore(Free)     6.68%   Sweden             36.99%   Singapore(Free)     6.28%
 7. Hong Kong            22.57%   Australia           5.40%   Germany            35.64%   France              2.81%
 8. United Kingdom       21.27%   Germany             4.66%   Netherlands        35.28%   Netherlands         2.30%
 9. Canada               18.31%   Switzerland         3.54%   Australia          35.17%   Belgium            (1.47%)
10. Germany              16.41%   US                  1.32%   Spain              29.78%   United Kingdom     (3.65%)
11. France               14.12%   United Kingdom     (1.63%)  Italy              28.53%   Germany           (10.27%)
12. Australia            11.19%   Canada             (3.04%)  Austria            28.09%   Austria           (10.65%)
13. Malaysia              8.34%   Spain              (4.80%)  Japan              25.48%   Australia         (10.82%)
14. Singapore (Free)      6.45%   France             (5.18%)  United Kingdom     24.44%   Canada            (12.15%)
15. Italy                 1.05%   Austria            (6.28%)  Belgium            23.51%   Sweden            (14.41%)
16. Japan                 0.69%   Malaysia          (19.94%)  France             20.91%   Japan             (21.45%)
17. Austria              (4.72%)  Hong Kong         (28.90%)  Canada             17.58%   Spain             (21.87%)
18. Mexico (Free)       (20.37%)  Mexico(Free)      (40.55%)  US                 10.08%   Italy             (22.22%)



         1991                       1990                      1989
---------------------------------------------------------------------------------
 1. Mexico(Free)   126.05%    Mexico(Free)      62.65%    Austria        103.91%
 2. Hong Kong       49.52%    United Kingdom    10.29%    Mexico(Free)    89.20%
 3. Australia       33.64%    Hong Kong          9.17%    Malaysia        55.76%
 4. US              30.47%    Austria            6.33%    Germany         46.26%
 5. Singapore(Free) 24.96%    US                (3.10%)   Singapore(Free) 42.26%
 6. France          17.83%    Netherlands       (3.19%)   France          36.15%
 7. Netherlands     17.80%    Switzerland       (6.23%)   Netherlands     35.75%
 8. United Kingdom  16.02%    Malaysia          (7.91%)   US              31.69%
 9. Switzerland     15.77%    Germany           (9.36%)   Switzerland     26.21%
10. Spain           15.63%    Belgium          (10.98%)   Canada          24.30%
11. Sweden          14.42%    Singapore(Free)  (11.66%)   United Kingdom  21.87%
12. Belgium         13.77%    Canada           (13.00%)   Italy           19.42%
13. Canada          11.08%    France           (13.83%)   Belgium         17.29%
14. Japan            8.92%    Spain            (13.85%)   Spain            9.76%
15. Germany          8.16%    Australia        (17.54%)   Sweden           9.76%
16. Malaysia         4.94%    Italy            (19.19%)   Australia        9.30%
17. Italy           (1.82%)   Sweden           (20.99%)   Hong Kong        8.39%
18. Austria        (12.23%)   Japan            (36.10%)   Japan            1.71%







*Assumes reinvestment of dividend and capital gain distributions. Net dividends means dividends after reduction for taxes withheld at source. Mexico and U.S. reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. US Market represented by the S&P 500 Index. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents, in several cases.

Past performance is no guarantee of future results, nor do index results represent any past or expected performance of WEBS. It is not possible to invest in an index. Indices are unmanaged, and do not bear expenses, unlike WEBS. Foreign investing may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Annual total return in US $ for each country index is based on the change for the period of 1/1 through 12/31 in the market and currency value of the individual stocks comprising each index, assuming reinvestment of any dividends and capital gains.

For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest or send money. Funds Distributor, Inc., Distributor.
--------------------------------------------------------------------------------
Sources: Lipper Analytical Services, Morgan Stanley Capital International and Standard and Poor's Corporation

World

Equity

Benchmark

Shares


A simple trade.

A sophisticated

investment.



Investment
Highlights



[Logo]
Webs TM


THE CASE FOR INTERNATIONAL INDEX INVESTING

The emergence of the world marketplace, with growing interdependence between the economies of the United States and other developed and emerging countries, is a well-publicized story. But taking advantage of these investment opportunities can present investors with a wide, often confusing array of choices.

World Equity Benchmark Shares (WEBS) offer U.S. individual and institutional investors a flexible, relatively low-cost entry into international markets.

WHY INVEST INTERNATIONALLY?

Investors have long recognized that the U.S. economy and markets represent only a portion of the world's investment opportunities. As the chart at right shows, non-U.S. equities currently represent 60 percent of the world's market capitalization.

With this growth in opportunity has come increased interest from American investors.

    - Over $115 billion have been invested in international securities--both equities and fixed-income--in the three years ended December 31, 1995 by U.S. pension funds and other tax-exempt institutions. (1)

    - International markets often move in different directions from the U.S.--making them attractive as portfolio hedges.

    - For portfolio diversification, many financial advisers recommend a 10 to 40 percent international component, depending on the investor's objectives and risk tolerances.

                          STAYING AT HOME MEANS PASSING UP
                              60% OF THE WORLD'S MARKET!

              PERCENT OF TOTAL WORLD MARKET CAPITALIZATION AT YEAR END.

         [PIE CHART]                   [PIE CHART]              [PIE CHART]

          / /      /X/                 / /       /X/            / /       /X/
         56%       44%                 49%       51%            40%       60%
              1975                          1985                     1995

         / / U.S. equities             /X/ Non-U.S. equities

                     Source: Morgan Stanley Capital International

INDEX INVESTING: INSTITUTIONS ACTIVELY SEEK 'PASSIVE' MANAGEMENT FOR MARKET RETURNS

Broad based market indices, such as the S&P 500 in U.S., or the Morgan Stanley Capital International Indices for international markets, are the yardsticks used by most investors to judge portfolio performance. While the two basic investment management styles differ in their approach, both measure success using these and other yardsticks:

    - Active management--selecting and trading a portfolio of stocks based on which industries and companies will likely maximize performance. This approach may or may not outperform the relevant market index.

    - Passive management--the indexed approach--investing in a group of stocks that are intended to track the performance of a broad index. Indexing seeks to closely track a market's overall performance, not outperform it.

Over $600 billion of U.S. tax-exempt institutional assets are now invested in indexed portfolios,(2) which seek only to track an index, not outperform it. Investing internationally, however, is nothing if not challenging. Choosing which country or region offers the best opportunities at a given time can be perplexing. Since past performance can't guarantee future results, selecting the right active investment manager can be difficult, and purchasing individual international equities can be complicated and expensive; using an indexed approach reduces or eliminates the impact of these factors.

Consider these significant benefits of indexing:

    - Returns for actively managed portfolios as compared to their benchmark indices can fluctuate from year to year. As reported by Morningstar, 78% of actively managed mutual funds did not outperform the market over the last 10 years.

    - Indexed portfolios follow a consistent strategy--to replicate the market as nearly as possible--even if management personnel changes. An index investor does not have to worry that a successful portfolio manager will suddenly leave, or that a new manager will make major changes in strategy that can affect an actively managed portfolio's performance.

    - Indexing generally means lower costs for the investor, due to a relatively lower portfolio turnover rate and lower advisory fees than is the case for active management.

(1)      Source: INSTITUTIONAL INVESTOR, April 1996.

(2)      Source: PENSION & INVESTMENTS, February 19, 1996.


                         SINCE 1990, ALL INDEXED MUTUAL FUND
                        ASSETS HAVE INCREASED MORE THAN 800%.

                                     [BAR GRAPH]

         50-


                                                                     $40.9
         40-                                                         -----
Assets
in
billions
         30-
                                                            $23.3
                                                            -----
                                                 $19.9
         20-                                     -----
                                       $13.6
                                       -----

         10-                 $8.8
                             -----
                   $4.5
                   -----

          0----------------------------------------------------------------
                   1990      1991      1992      1993      1994      1995


          Source:  Financial Research Corporation

FOR MORE INFORMATION CALL 1 800 810-WEBS


VISIT OUR INTERNET SITE for information and daily prices and valuations http://websontheweb.com


Real-time IOPVs available on THE BLOOMBERG-Registered Trademark- WEBS(GO)


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and principal value of a WEBS investment will fluctuate so that an investor's shares when sold, or Creation Unit(s) when redeemed, may be worth more or less than their original cost. There are special risks of international investing, including currency and political risks. For more information on WEBS, including a prospectus which details charges and expenses, please call 1-800-810-WEBS. Please read the prospectus carefully before you invest or send money.

Distributed by:  Funds Distributor Inc.

INDEXING IS A SIMPLE WAY TO ENTER THE WORLD MARKETPLACE

   Investing overseas involves special risks--such as exposure to currency fluctuations, foreign economic and political changes and markets that are generally more volatile, speculative and inefficient than U.S. markets. So, many institutional investors believe indexing is a common-sense approach to international investing, where picking a manager or individual securities may be more difficult.

      - U.S. pension funds, some of the country's most conservative investors, placed $13 billion, almost half, of their 1995 international equity investments into indexing.(1)

      - International indexed assets grew 15 percent in 1995, almost three times the growth rate of indexed assets overall, even after adjusting for market performance. Nearly 20 percent of equity indexed products in the U.S. were international at year end.(2)

      - International indexing simplifies an investor's choices. Rather than picking specific managers or securities, the choice is which countries--or regions--offer the best opportunities.

WEBS OFFER INTERNATIONAL FLEXIBILITY WITH INDEXED SIMPLICITY

   WEBS offer U.S. investors a simple, relatively inexpensive way to invest in overseas markets or regions through indexed investing and provide investment strategies previously available only to institutional investors.

      - WEBS are 17 country-specific series of securities listed and traded on the American Stock Exchange. Investing in WEBS provides immediate access to international markets, with daily liquidity in U.S. dollars.

      - Each WEBS Index Series invests in an optimized portfolio of ordinary foreign shares and seeks to track the performance of a specific Morgan Stanley Capital International (MSCI) Index.

      - Adding WEBS to a domestic equity portfolio may enhance return, lower volatility and reduce risk.

      - With share prices which ranged between $10-$20 as of 8/31/96, and low operating expenses, WEBS give investors a relatively low-cost entry into international investing.*

      - WEBS are flexible. Available for 17 countries, WEBS allow an investor to build an international portfolio of equity index investments.

         ADDING INTERNATIONAL STOCKS TO A U.S. PORTFOLIO MAY ENHANCE RETURNS WHILE LOWERING VOLATILITY.

                                       Total Return    Risk (Standard Deviation)
                                       ------------    -------------------------
         100% International Stocks        16.08%                20.0%

         60% U.S. Stocks
           40% International Stocks       15.90%                15.2%

         100% U.S. Stocks                 15.80%                17.0%

         THE EFFICIENT FRONTIER CHART ABOVE SHOWS THAT OVER THE LAST TWENTY YEARS, A PORTFOLIO OF 60% U.S. STOCKS (S&P 500 INDEX) AND 40% INTERNATIONAL STOCKS (EAFE INDEX) ACHIEVED ENHANCED RETURNS AND REDUCED VOLATILITY.

         U.S. stocks are represented by the S&P 500 Index, a market-value-weighted benchmark of U.S. common stock performance. International stocks are represented by Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market-weighted benchmark of international stock performance.

         The S&P 500 and EAFE Indices are unmanaged indices that unlike WEBS, do not incur expenses. This information is presented for illustrative purposes only and is not indicative of any specific investment. Actual investments may not be made in an index.

         Source:  Ibbotson Associates

         COUNTRY         AMEX SYMBOL      IOPV(1)

         Australia           EWA            WBJ
         Austria             EWO            INY
         Belgium             EWK            INK
         Canada              EWC            WPB
         France              EWD            WBF
         Germany             EWG            ING
         Hong Kong           EWH            INH
         Italy               EWI            INE
         Japan               EWJ            INJ


         COUNTRY         AMEX SYMBOL      IOPV(1)

         Malaysia            EWM            INM
         Mexico (Free)       EWW            INW
         Netherlands         EWN            INN
         Singapore (Free)    EWS            INR
         Spain               EWP            INP
         Sweden              EWD            WBD
         Switzerland         EWL            INL
         United Kingdom      EWU            INU

         (1) "INDICATIVE OPTIMIZED PORTFOLIO VALUES" (IOPVs) ARE CALCULATED USING REAL-TIME PRICES AND FX RATES AND ARE UPDATED EVERY 15 SECONDS BY BLOOMBERG-Registered Trademark-. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DESCRIPTION OF IOPV. IN MEXICO AND SINGAPORE, CERTAIN STOCKS HAVE RESTRICTIONS ON FOREIGN OWNERSHIP. MSCI CREATED (FREE) INDICES IN THOSE COUNTRIES WHICH ONLY INCLUDE INVESTABLE STOCKS FOR FOREIGNERS.

(1)  Source:  INSTITUTIONAL INVESTOR, April, 1996.
(2)  Source:  PENSION & INVESTMENTS, February 19, 1996.
--------------------------------------------------------------------------------
*  There is no guarantee that WEBS will maintain a $10-$20 price range.    10/96

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.



THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN AUSTRALIAN
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG -Registered Trademark-
WEBS < GO >

SOURCES:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement of
Additional Information.

WEBS-TM-

AUSTRALIA
ECONOMIC AND MARKET FACT SHEET

                             AMEX PRICE TICKER-AUSTRALIA WEBS
                                               EWA

-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------
GDP:  (12/95)                                        $348 BN
Population:  (12/95)                                 18.1 MM
% Change in inflation rate:  (5/31/95-5/31/96)           3.7
Exchange rate AUSD to USD (10/2/96):                     1.26
10-year Interest rates (5/31/96):                        8.92
Unemployment as of 8/96:                                 8.8%
Real GDP growth 1994:                                    5.2%
Real GDP growth 1995:                                    3.1%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

-------------------------------------------------------------
        TOP 10 HOLDINGS-AUSTRALIA WEBS INDEX SERIES
-------------------------------------------------------------

-------------------------------------------------------------
                             % OF               MARKET VALUE
STOCK NAME               INDEX SERIES               (US$)
-------------------------------------------------------------
  1.   Broken Hill Properties   16.564%          1,679,194.82
  2.   National Bank Australia  10.485%          1,066,085.36
  3.   WestPac Banking           7.198%            729,645.04
  4.   News Corp                 6.753%            684,603.03
  5.   Western Mining Corp       4.442%            450,301.47
  6.   Coca-Cola Amatil          4.405%            446,582.58
  7.   CRA LTD-                  3.118%            323,226.41
  8.   Coles Meyer               2.723%            276,020.32
  9.   Fosters Brewing           2.667%            270,319.35
 10.   Lend Lease Corp           2.640%            267,640.96

Source: Barclays Global Fund Advisors           As of 9/30/96

-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------
Total Market Cap:  (3/96)                           $271 BN
# of listed companies:  (12/94)                     1,186
U.S. flow of funds:  1994                           $1,442 MM
                     1995                           $957 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
          11/30/95.................... 651.939
          12/31/95.................... 665.232
           1/31/96.................... 685.214
           2/29/96.................... 706.910
           3/31/96.................... 703.745
           4/30/96.................... 738.305
           5/31/96.................... 732.604
           6/30/96.................... 708.417
           7/31/96.................... 675.200
           8/31/96.................... 718.440
           9/30/96.................... 719.102

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
AUSTRALIA-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Energy Sources                          21.90
2.      Banking                                 14.70
3.      Broadcasting & Publishing               11.10
4.      Metals - Non-Ferrous                     9.30
5.      Metals - Steel                           6.90

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
HISTORIC MSCI AUSTRALIA INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                 RETURNS
     DATE          US $
   --------      --------
   12/31/91       470.835
    1/31/92       457.863
    2/29/92       460.976
    3/31/92       464.085
    4/30/92       480.358
    5/31/92       488.013
    6/30/92       471.440
    7/31/92       460.587
    8/31/92       424.258
    9/30/92       406.197
   10/31/92       381.378
   11/30/92       384.138
   12/31/92       419.910
    1/31/93       406.512
    2/28/93       437.732
    3/31/93       454.956
    4/30/93       457.868
    5/31/93       449.771
    6/30/93       439.551
    7/31/93       482.732
    8/31/93       503.142
    9/30/93       490.494
   10/31/93       545.973
   11/30/93       511.780
   12/31/93       567.610
    1/31/94       628.308
    2/28/94       596.288
    3/31/94       552.560
    4/30/94       572.560
    5/31/94       599.901
    6/30/94       569.034
    7/31/94       597.947
    8/31/94       626.260
    9/30/94       592.572
   10/31/94       608.830
   11/30/94       585.743
   12/31/94       598.286
    1/31/95       562.167
    2/28/95       580.075
    3/31/95       574.124
    4/30/95       612.828
    5/31/95       598.865
    6/30/95       592.143
    7/31/95       647.279
    8/31/95       659.263
    9/30/95       655.088
   10/31/95       638.771

The above chart is intended to represent the historical performance of the Australia MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Australia Index consists of 49 stocks with an aggregate market capitalization of $138.8 billion; it represents approximately 55.1% of Australia's total market capitalization. The Australia Index reflects the reinvestment of net dividends. The MSCI Australia Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

----------------------------------------------------------------

12 am
NEW YORK

3 pm
CANBERRA

CAPITAL:
Canberra

PRINCIPAL SOURCE OF IMPORTS
(1994): US 22%;
Japan 16%, Germany 7%, UK 6%

PRINCIPAL IMPORTS:
Machinery and transportation equipment; computers, oil

PRINCIPAL EXPORT CUSTOMERS
(1994): Japan 23%,
S. Korea 8%, New Zealand 7%, US 6%

PRINCIPAL EXPORTS:
Coal, gold, wool, meat, iron ore, wheat, aluminum


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.

-------------------------------------------------------------
The economy of the Commonwealth of Australia historically has consisted of export-oriented agricultural and mining sectors, coupled with a diversified manufacturing and service sector dedicated to domestic requirements. The government encourages foreign investment, particularly in transportation, ranching, and manufacturing. In 1995, cumulative US investment in Australia totaled more that $65 billion, 21% of all foreign investment.

A net exporter of energy products, Australia is rich in natural resources. It is one of the world's leading producers and exporters of aluminum, bauxite, cobalt, copper, industrial diamonds, gold, iron ore, silver, and uranium. It has abundant supplies of coal, natural gas, and liquid petroleum.

Manufacturing as been limited both by historically small domestic markets and a relatively small labor force. Tariffs that had been imposed to discourage imports and encourage domestic production resulted in the development of a broad-based manufacturing sector. Beginning in 1984, the government began to reduce trade barriers; this, combined with more recent reforms, has boosted economic diversification and increased industry's export orientation.

Australia suffered a significant recession in 1990-91, followed by a period of growth in 1992-93. Real GDP growth slowed to 3.1% in 1995. Inflation, which reached 5.1% during the recovery, had fallen below 4% by late 1995.

The fear of a Reserve Bank interest rate cut came to an end following the report showing a GDP growth rate of 4.8% through March. The consumer, business and government sectors all contributed to this growth, although the services, agriculture and mining (particularly gold mining), sectors were the leaders. The manufacturing and construction sectors performed poorly overall. In May, the Australian dollar appreciated 1.4% against the United States dollar, which resulted in increased imports. However, in June 1996 a slump in gold and copper prices contributed to a slight depreciation of the Australian dollar. Overall, Australia has experienced stable inflation rates, asset prices and healthy corporate profits, all of which have resulted in slow, steady growth of the economy.


Sources: U.S. Department of State Bureau of Public Affairs; Barclays Global Fund Advisors.
----------------------------------------------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN FRENCH
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.

For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS  < GO >

Sources:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement of
Additional Information.

WEBS -TM-


FRANCE
ECONOMIC AND MARKET FACT SHEET
                                    AMEX PRICE TICKER-FRANCE WEBS
                                                 EWQ

------------------------------------------------------------------
                         ECONOMIC FACTS
------------------------------------------------------------------

GDP:  (12/95)                                      $1.5 TRILLION
Population:  (12/95)                               58.1 MM
% Change in inflation rate:  (5/31/95-5/31/96)         2.4
Exchange rate FRANC to USD (10/2/96):                  5.18
10-year Interest rates (5/31/96):                      6.51
Unemployment as of 8/96:                              12.6%
Real GDP growth 1994:                                  2.9%
Real GDP growth 1995:                                  2.2%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

------------------------------------------------------------------
           TOP 10 HOLDINGS-FRANCE WEBS INDEX SERIES
------------------------------------------------------------------

------------------------------------------------------------------
                                % OF            MARKET VALUE
STOCK NAME                  INDEX SERIES           (US$)
------------------------------------------------------------------
   1. L'Oreal                  6.374%           514,700.90
   2. Carrefour                5.959%           480,241.22
   3. Elf Aquitaine            5.822%           469,537.42
   4. Lvmh (Moet Henne)        5.329%           430,046.98
   5. Total SA-B               5.126%           413,489.95
   6. Gen Des Eaux             3.602%           290,214.58
   7. Alcatel Alsthom          3.513%           283,512.71
   8. Air Liquide              3.330%           268,462.10
   9. ST Gobain                3.159%           256,333.25
  10. AXA SA                   3.126%           251,956.06

Source: Barclays Global Fund Advisors     As of 9/30/96

-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------

Total Market Cap:  (3/96)                        $565 BN
# of listed companies:  (12/94)                  922
U.S. flow of funds:     1994                     $2,094 MM
                        1995                     $1,457 MM


               ------------------------------
                AVERAGE DAILY VALUE OF TRADES
               ------------------------------
            DATE                    US$ MILLIONS
           ------                   ------------
            1990..................  4842.54800
            1991..................  4490.16000
            1992..................  4995.16400
            1993..................  6871.20400
            1994..................  8082.78400
            1995..................  8526.44000

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
FRANCE-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                         % OF MARKET
        --------                         -----------
1.      Energy Sources                     10.60
2.      Banking                            10.60
3.      Merchandising                       8.80
4.      Health And Personal Care            7.20
5.      Beverages And Tobacco               6.80

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------------------
HISTORIC MSCI FRANCE INDEX PERFORMANCE-FOR 5 YEAR PERIOD
ENDING 9/30/96
-------------------------------------------------------------------------

     DATE         US $
   --------     --------
   12/31/91     1059.771
    1/31/92     1062.993
    2/29/92     1105.795
    3/31/92     1092.798
    4/30/92     1149.346
    5/31/92     1197.999
    6/30/92     1180.948
    7/31/92     1131.542
    8/31/92     1142.002
    9/30/92     1178.097
   10/31/92     1080.413
   11/30/92     1062.233
   12/31/92     1089.535
    1/31/93     1061.497
    2/28/93     1153.679
    3/31/93     1206.607
    4/30/93     1189.298
    5/31/93     1158.514
    6/30/93     1141.261
    7/31/93     1155.302
    8/31/93     1255.755
    9/30/93     1244.599
   10/31/93     1255.410
   11/30/93     1216.283
   12/31/93     1317.406
    1/31/94     1368.796
    2/28/94     1342.838
    3/31/94     1281.673
    4/30/94     1338.385
    5/31/94     1275.414
    6/30/94     1226.094
    7/31/94     1347.192
    8/31/94     1354.215
    9/30/94     1262.532
   10/31/94     1307.509
   11/30/94     1293.480
   12/31/94     1249.100
    1/31/95     1219.842
    2/28/95     1240.216
    3/31/95     1403.556
    4/30/95     1417.692
    5/31/95     1433.488
    6/30/95     1409.365
    7/31/95     1473.642
    8/31/95     1379.802
    9/30/95     1353.736
   10/31/95     1374.479
   11/30/95     1367.688
   12/31/95     1425.423
    1/31/96     1483.309
    2/29/96     1500.650
    3/31/96     1545.378
    4/30/96     1573.314
    5/31/96     1555.844
    6/30/96     1583.799
    7/31/96     1539.640
    8/31/96     1507.843
    9/30/96     1590.954



The above chart is intended to represent the historical performance of the France MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI France Index consists of 74 stocks with an aggregate market capitalization of $341.5 billion; it represents approximately 65.1% of France's total market capitalization. The France Index reflects the reinvestment of net dividends. The MSCI France Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

------------------------------------------------

12am
NEW YORK

6am
PARIS


CAPITAL:
Paris

PRINCIPAL SOURCE OF IMPORTS
(1995): Germany 18.5%,
UK 8.0%, US 7.8%,
Italy 10%, Belg/Lux 9.0%

PRINCIPAL IMPORTS:
Crude petroleum, electronics, machinery, chemicals, autos and parts, agricultural produce, foodstuffs

PRINCIPAL EXPORT CUSTOMERS
(1995): Germany 17.7%, UK 9.3%, Italy 9.6%,
Belg/Lux 8.5%, Spain 7.3%

PRINCIPAL EXPORTS:
Chemicals, autos, aircraft, foodstuffs, machinery

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

Distributed by:
Funds Distributor Inc.

--------------------------------------------------------------------------------
France is the fourth-largest Western industrialized economy. It has substantial agricultural resources, a diversified modern industrial system, and a highly skilled work force. Government policy stresses investment and maintenance of fiscal and monetary stability. Its policies generally keep France's inflation rate low relative to other European economies.

Industrial production generates about one third of GDP and employs about one third of the workforce, a relationship similar to those of other highly industrialized nations. Primary industries include steel and related products, aluminum, chemicals, and mechanical and electrical goods. The nation has well-developed telecommunications, aerospace, and weapons sectors. With virtually no domestic oil production, France generates about 75% of its electrical energy utilizing nuclear power.

As the second largest trading nation in Western Europe (after Germany), France experienced two successive record years for trade surplus during 1993 and 1994. France is also the leading agricultural producer in Western Europe, and is one of the world's major exporters of dairy products, wheat, and wine.

France's biggest problem is reducing its deficit to 4% of GDP by the end of 1996. The deficit reduction plan has resulted in wage freezes, tax increases, and postponement of payments to the unemployment insurance fund.

A major change in the government following the general election (a move from a Socialist president to a Center-Right president) has upset the economy. Consumer spending has fallen, as have the volume of both imports and exports. The rate of inflation has remained stable at 2% and is expected to continue at this level. The Bank of France was able to resume its policy of gradual interest rate cuts with a 10 basis point reduction to 3.25% in September, 1996. The government has also announced plans for tax cuts. The low level of interest rates is important to the goal of increasing consumption. Savings deposits are yielding 2.5%, the lowest in 30 years.



Sources: U.S. Department of State Bureau of Public Affairs; Barclays Global Fund Advisors.
-----------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.



THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN GERMAN
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG -Registered Trademark-
WEBS < GO >

SOURCES:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement of
Additional Information.

WEBS-TM-


GERMANY
ECONOMIC AND MARKET FACT SHEET

                                  AMEX PRICE TICKER-GERMANY WEBS
                                               EWG

-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------
GDP:  (12/95)                                   $2.4 TRILLION
Population:  (12/95)                            81.5 MM
% Change in inflation rate:  (5/31/95-5/31/96)      1.5
Exchange rate for DM to USD (10/2/96):              1.53
10-year Interest rates (5/31/96):                   6.52
Unemployment as of 8/96:                           10.2%
Real GDP growth 1994:                               3.0%
Real GDP growth 1995:                               1.9%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

-------------------------------------------------------------
        TOP 10 HOLDINGS-GERMANY WEBS INDEX SERIES
-------------------------------------------------------------

-------------------------------------------------------------
                             % OF               MARKET VALUE
STOCK NAME               INDEX SERIES               (US$)
-------------------------------------------------------------
   1.  Allianz Holding        10.720%            1,766,267.82
   2.  Siemens                 7.044%            1,160,544.17
   3.  Daimler-Benz            6.677%            1,100,147.52
   4.  Veba                    6.231%            1,026,743.16
   5.  Muenchener Rueck        5.507%              907,392.23
   6.  Deutsche Bank           5.322%              876,800.52
   7.  Basf Ag                 4.966%              818,226.52
   8.  Bayer Ag                4.903%              807,736.44
   9.  Dresdner Bank           4.162%              685,776.10
  10.  MannesMann Ag           3.642%              600,032.78

Source: Barclays Global Fund Advisors           As of 9/30/96

-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------
Total Market Cap:  (3/96)                           $577 BN
# of listed companies:  (12/94)                     1,467
U.S. flow of funds:  1994                           $1,438 MM
                     1995                           $510 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990..................... 2034.826800
           1991..................... 1451.932800
           1992..................... 1816.822000
           1993..................... 2379.772400
           1994..................... 2368.415600
           1995..................... 2375.744800

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
GERMANY-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Insurance                               18.20
2.      Banking                                 13.80
3.      Utilities - Electrical and Gas          10.90
4.      Automobiles                             10.20
5.      Chemicals                                9.00

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
HISTORIC MSCI GERMANY INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                 RETURNS
     DATE          US $
   --------      --------
   12/31/91       988.634
    1/31/92       995.286
    2/29/92      1020.006
    3/31/92       997.615
    4/30/92       993.006
    5/31/92      1055.884
    6/30/92      1074.267
    7/31/92      1015.419
    8/31/92      1014.667
    9/30/92       975.183
   10/31/92       907.344
   11/30/92       901.590
   12/31/92       887.096
    1/31/93       916.062
    2/28/93       963.230
    3/31/93       990.420
    4/30/93       976.723
    5/31/93       974.039
    6/30/93       941.801
    7/31/93       972.932
    8/31/93      1081.322
    9/30/93      1099.445
   10/31/93      1164.825
   11/30/93      1137.197
   12/31/93      1203.221
    1/31/94      1168.045
    2/28/94      1146.115
    3/31/94      1185.801
    4/30/94      1256.865
    5/31/94      1184.245
    6/30/94      1187.716
    7/31/94      1246.162
    8/31/94      1291.912
    9/30/94      1215.238
   10/31/94      1283.022
   11/30/94      1215.598
   12/31/94      1259.350
    1/31/95      1235.444
    2/28/95      1340.140
    3/31/95      1309.380
    4/30/95      1364.825
    5/31/95      1376.162
    6/30/95      1415.046
    7/31/95      1498.805
    8/31/95      1417.770
    9/30/95      1437.285
   10/31/95      1419.740
   11/30/95      1422.515
   12/31/95      1466.015
    1/31/96      1529.263
    2/29/96      1542.809
    3/31/96      1536.866
    4/30/96      1480.766
    5/31/96      1501.909
    6/30/96      1532.459
    7/31/96      1536.742
    8/31/96      1572.090
    9/30/96      1582.271


The above chart is intended to represent the historical performance of the Germany MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Germany Index consists of 69 stocks with an aggregate market capitalization of $377.1 billion; it represents approximately 62.7% of Germany's total market capitalization. The Germany Index reflects the reinvestment of net dividends. The MSCI Germany Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

----------------------------------------------------------------
12 am
NEW YORK

6 am
BERLIN

CAPITAL:
Berlin

PRINCIPAL SOURCE OF IMPORTS
(1994): France 11.0%
Italy 8.4%, Netherlands 8.2%
(EU 55.4%)

PRINCIPAL IMPORTS:
Food, energy products, electrical products, autos, apparel

PRINCIPAL EXPORT CUSTOMERS
(1994): US 7.9%, UK 8.0%, France 12% (EU 55.7%)

PRINCIPAL EXPORTS:
Chemicals, autos, iron and steel, electrical products


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.

-------------------------------------------------------------
Germany ranks among the world's most important economic powers. With a strong, competitive economy, Germany possesses abundant human capital, low corporate debt burdens, and cooperative government-industry relations.

In 1994, the German economy turned the corner on recovery, with GDP increasing by 3%. This recovery was led by the eastern states, areas formerly part of the GDR (East Germany), which had a 10% growth in GDP. More recently, to stimulate additional economic sluggishness in late 1995 and early 1996, the German central bank lowered interest rates to post-WWII lows.

Major components of German industry include motor vehicles, machinery, chemicals, and heavy electrical equipment. The economy is heavily export oriented, with one-third of its national output going to the external sector. Japan and the US are its two major trading partners. Foreign investment is encouraged; the US is Germany's largest source of foreign investment.

In the last year, Germany has seen a surge in the value of the currency, excessive wage settlements, a slowdown in overseas activity and a tax related drop in construction activity. The slowdown of the economy and the strength of the Deutschmark in late 1995 had a beneficial impact on inflation and it fell, below estimates, to 1.6%. In April 1996, the Bundesbank eased monetary policy and reduced the key discount rate to 2.5%. Unemployment had increased sharply in the last few years, but is expected to decrease slightly from 10.3% in 1996 to 10% in 1997. Labor market reforms are being implemented to make the market more flexible and to address the very serious unemployment crisis. Consumer expenditure should get a boost from a recent reduction in personal taxes.


Sources: US Department of State Bureau of Public Affairs; Barclay's Global Fund Advisors.
----------------------------------------------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN HONG KONG
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >


SOURCES:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement of
Additional Information.

WEBS-TM-


HONG KONG
ECONOMIC AND MARKET FACT SHEET

                                AMEX PRICE TICKER-HONG KONG WEBS
                                              EWH

----------------------------------------------------------------
                      ECONOMIC FACTS
----------------------------------------------------------------
GDP:  (12/95)                                  $143.7 BN
Population:  (12/95)                             6.19 MM
% Change in inflation rate:  (5/31/95-5/31/96)   8.7%
Exchange rate HKD to USD (10/2/96):              7.73
10-year Interest rates (5/31/96):                7.738
Unemployment as of 8/96:                         2.3%
Real GDP growth 1994:                            5.5%
Real GDP growth 1995:                            4.6%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

----------------------------------------------------------------
         TOP 10 HOLDINGS-HONG KONG WEBS INDEX SERIES
----------------------------------------------------------------

----------------------------------------------------------------
                                 % OF           MARKET VALUE
STOCK NAME                    INDEX SERIES           (US$)
----------------------------------------------------------------
  1.  Sun Hung Kai Properties      14.304%      1,191,258.24
  2.  Hutchison Whampo             12.919%      1,075,908.44
  3.  Hong Kong Telecom            10.435%        869,002.97
  4.  Hang Seng Bank                9.168%        763,481.18
  5.  Cheung Kong                   4.435%        369,326.26
  6.  Bank of East Asia             4.382%        364,960.56
  7.  Swire Pacific                 4.301%        358,205.10
  8.  Hong Kong China GS            4.084%        341,121.17
  9.  New World Development         4.045%        336,014.48
 10.  China Light+Power             4.025%        335,186.86

Source: Barclays Global Fund Advisors              As of 9/30/96

----------------------------------------------------------------
                       MARKET FACTS
----------------------------------------------------------------
Total Market Cap:  (3/96)                           $310 BN
# of listed companies:  (12/94)                     529
U.S. flow of funds:  1994                           $2,405 MM
                     1995                           $2,182 MM


              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990....................   138.304400
           1991....................   154.386800
           1992....................   314.578000
           1993....................   529.146400
           1994....................   504.228400
           1995....................   383.328000

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
HONG KONG-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Real Estate                              35.10
2.      Multi-Industry                           20.70
3.      Banking                                  13.30
4.      Telecommunications                       12.00
5.      Utilities - Electrical And Gas            8.50

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
HISTORIC MSCI HONG KONG INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                        RETURNS
          DATE           US $
        --------       --------
        12/31/91       5164.178
         1/31/92       5644.313
         2/29/92       6109.986
         3/31/92       6112.923
         4/30/92       6597.105
         5/31/92       7556.184
         6/30/92       7662.887
         7/31/92       7318.603
         8/31/92       6991.373
         9/30/92       6942.835
        10/31/92       7824.082
        11/30/92       7237.927
        12/31/92       6831.439
         1/31/93       7123.269
         2/28/93       7856.734
         3/31/93       7883.543
         4/30/93       8486.436
         5/31/93       9217.533
         6/30/93       8889.830
         7/31/93       8725.309
         8/31/93       9361.348
         9/30/93       9556.777
        10/31/93      11777.211
        11/30/93      11611.260
        12/31/93      14803.508
         1/31/94      14248.961
         2/28/94      12757.049
         3/31/94      11383.062
         4/30/94      11431.097
         5/31/94      12221.517
         6/30/94      11231.049
         7/31/94      12127.589
         8/31/94      12815.379
         9/30/94      12269.838
        10/31/94      12362.355
        11/30/94      10860.844
        12/31/94      10525.347
         1/31/95       9288.477
         2/28/95      10713.015
         3/31/95      10986.928
         4/30/95      10676.925
         5/31/95      12083.073
         6/30/95      11888.439
         7/31/95      12129.591
         8/31/95      11728.629
         9/30/95      12430.729
        10/31/95      12457.586
        11/30/95      12491.768
        12/31/95      12900.569
         1/31/96      14563.338
         2/29/96      14400.972
         3/31/96      14414.343
         4/30/96      14447.636
         5/31/96      14881.295
         6/30/96      14536.344
         7/31/96      13874.534
         8/31/96      14328.768
         9/30/96      15306.613


The above chart is intended to represent the historical performance of the Hong Kong MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Hong Kong Index consists of 38 stocks with an aggregate market capitalization of $183.8 billion; it represents approximately 59.2% of Hong Kong's total market capitalization. The Hong Kong Index reflects the reinvestment of net dividends. The MSCI Hong Kong Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

----------------------------------------------------------------
12 am
NEW YORK

1 pm
HONG KONG

PRINCIPAL SOURCE OF IMPORTS
(1995): China-7.0%; Taiwan-9%;
US-11%, Japan 21%

PRINCIPAL IMPORTS:
Foodstuffs, transportation
equipment, raw materials, petroleum

PRINCIPAL EXPORT CUSTOMERS:
(1995): US-26.4%;
China-27.4%; Germany-5.3%;
Singapore-5.3% (1995)

PRINCIPAL EXPORTS:
Clothing and textiles, watches
and clocks, electronics


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.

----------------------------------------------------------------
China will have a greater influence on Hong Kong after July 1, 1997, when Britain will transfer control of the territory to China. While the transition to Chinese control in 1997 is cause for concern, Hong Kong is one of the world's leading business centers because of its open economic policies, a stable government, ready availability of professional financial and insurance services, efficient communications and transportation networks, and well-established legal and accounting systems. It is an important regional financial and banking center, with 85 of the world's top 100 banks doing business there, a major stock market, the world's fifth largest foreign exchange market, and a flourishing insurance industry.

The economy is fundamentally service based, and Hong Kong is the 10th largest exporter of services in the world. The service sector contributes 83% of GDP and employs 80% of workers.

As of June, 1996, the government forecast for GDP growth in 1996 was 4.7%, compared to 4.6% for 1995. The most recent inflation and unemployment statistics show improvements over 1995, with inflation running at 6.3% from January 1996 through March 1996, compared to 8.7% for 1995. Retail sales reversed a declining trend during the first half of 1996, led by automobiles and consumer durable goods.

The GDP growth rate touched a low of 3.1% in the first quarter. Unemployment fell below the 3% mark in July for the first time in 14 months. Inflation is at 6.8% in the first half of 1996. There has been a surge in tourism and, together with a shift in trade towards offshore trading and a continued increase in exports of financial and other business products, should contribute to robust growth in exports of services in late 1996.


Sources: Hong Kong Trade Development Council; US Department of State Bureau of Public Affairs; Barclay's Global Fund Advisors.
----------------------------------------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN JAPANESE
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS



VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >

SOURCES:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement
of Additional Information.

WEBS-TM-


JAPAN
ECONOMIC AND MARKET FACT SHEET

                              AMEX PRICE TICKER-JAPAN WEBS
                                           EWJ

----------------------------------------------------------------
                        ECONOMIC FACTS
----------------------------------------------------------------
GDP:  (12/95)                                    $4.8 TRILLION
Population:  (12/95)                              125 MM
% Change in inflation rate:  (5/31/95-5/31/96)       0.4
Exchange rate for YEN to USD (10/2/96):              112
10-year Interest rates (5/31/96):                    3.14
Unemployment as of 8/96:                             3.3%
Real GDP growth 1994:                                0.5%
Real GDP growth 1995:                                0.9%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

----------------------------------------------------------------

---------------------------------------------------------------
         TOP 10 HOLDINGS-JAPAN WEBS INDEX SERIES
----------------------------------------------------------------
                                    % OF        MARKET VALUE
  STOCK NAME                    INDEX SERIES        (US$)
----------------------------------------------------------------
 1. Bank of Tokyo-Mitsubishi      4.903%        5,236,363.64
 2. Toyota Motor Corp.            4.603%        4,913,131.31
 3. Sumitomo Bank                 2.703%        2,885,387.21
 4. Fuji Bank LTD                 2.639%        2,818,585.86
 5. Industrial Bank of Japan      2.513%        2,682,828.28
 6. Nomura Securities Co.         1.862%        1,987,878.79
 7. Matsushita Electric           1.698%        1,813,333.33
 8. Sakura Bank LTD               1.681%        1,793,939.39
 9. Hitachi LTD                   1.525%        1,629,090.91
10. Sony Corp                     1.419%        1,514,882.15

Source: Barclays Global Fund Advisors          As of 9/30/96


----------------------------------------------------------------
                       MARKET FACTS
----------------------------------------------------------------

Total Market Cap:  (3/96)                           $3,825 BN
# of listed companies:  (12/94)                      1,689
U.S. flow of funds  1994                            $14,724 MM
into Japan:         1995                            $19,817 MM

               -----------------------------
               AVERAGE DAILY VALUE OF TRADES
               -----------------------------
           DATE                         US$ MILLIONS
          ------                        ------------
           1990........................  5150.376800
           1991........................  3291.729200
           1992........................  1907.906800
           1993........................  3171.906800
           1994........................  3439.585600
           1995........................  3536.001600

Source: Morgan Stanley & Co. as of 9/96

----------------------------------------------------------------
JAPAN-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
----------------------------------------------------------------
      INDUSTRY                           % OF MARKET
      --------                           -------------
1.    Banking                                22.50
2.    Automobiles                             5.40
3.    Merchandising                           4.80
4.    Utilities - Electrical and Gas          4.40
5.    Appliances and Household Durables       4.10
      Chemicals                               4.10

Source: Morgan Stanley & Co. as of 9/96

------------------------------------------------------------------------
HISTORIC MSCI JAPAN INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
------------------------------------------------------------------------
          JAPAN


                 RETURNS
   DATE          US $
  ------        --------
   12/31/91     3966.562
    1/31/92     3782.777
    2/29/92     3466.918
    3/31/92     3091.078
    4/30/92     2900.782
    5/31/92     3132.831
    6/30/92     2846.388
    7/31/92     2813.809
    8/31/92     3312.305
    9/30/92     3232.899
   10/31/92     3082.766
   11/30/92     3162.409
   12/31/92     3115.662
    1/31/93     3105.501
    2/28/93     3239.948
    3/31/93     3695.734
    4/30/93     4352.617
    5/31/93     4472.500
    6/30/93     4410.467
    7/31/93     4689.795
    8/31/93     4792.080
    9/30/93     4564.283
   10/31/93     4543.501
   11/30/93     3789.422
   12/31/93     3909.592
    1/31/94     4540.798
    2/28/94     4748.406
    3/31/94     4545.271
    4/30/94     4739.007
    5/31/94     4842.752
    6/30/94     5081.589
    7/31/94     4899.088
    8/31/94     4932.447
    9/30/94     4810.686
   10/31/94     4942.594
   11/30/94     4693.874
   12/31/94     4747.746
    1/31/95     4470.851
    2/28/95     4254.928
    3/31/95     4646.453
    4/30/95     4873.202
    5/31/95     4570.961
    6/30/95     4352.535
    7/31/95     4698.954
    8/31/95     4510.052
    9/30/95     4548.309
   10/31/95     4293.919
   11/30/95     4548.072
   12/31/95     4780.592
    1/31/96     4717.769
    2/29/96     4633.774
    3/31/96     4797.306
    4/30/96     5070.059
    5/31/96     4809.133
    6/30/96     4834.575
    7/31/96     4618.082
    8/31/96     4411.681
    9/30/96     4564.533



The above chart is intended to represent the historical performance of the Japan MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Japan Index currently consists of 317 stocks with an aggregate market capitalization of $2,124.1 billion; it represents approximately 60.1% of Japan's total market capitalization. The Japan Index reflects the reinvestment of net dividends. The MSCI Japan Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

12 am
NEW YORK

2 pm
TOKYO

CAPITAL:
Tokyo

PRINCIPAL SOURCE OF IMPORTS
(est. 1995): US 22.4%;
China 10.7%;
South Korea 5.2%.

PRINCIPAL IMPORTS:
Mineral fuels, foodstuffs, metal ores, machinery and transport equipment.

PRINCIPAL EXPORT CUSTOMERS
(est. 1995): US 28.1%; South Korea 7.0%; Taiwan 6.5%.

PRINCIPAL EXPORTS:
Machinery and transportation equipment, metal products, textiles, chemicals.

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS, including
a prospectus which details charges and
expenses, please call 1-800-810-WEBS.
Please read the prospectus carefully
before you invest.

Distributed by:
Funds Distributor Inc.

------------------------------------------------------------------------------
Japan's economy is the second largest in the world after that of the U.S. Partial deregulation of its financial markets was introduced to alleviate the ever worsening imbalance of bilateral trade. It is hoped that this measure will alleviate the problem and stimulate imports. Japan imports much of its energy resources (oil and gas) and is beginning to rely more on nuclear power. Education is universal for children ages 6 and up, although the majority of the population sends children from 3 to 5 to preschool. Nearly everyone in Japan is insured under plans covering health, welfare, annuities, unemployment and/or industrial accidents.

Business sentiment has been weak in recent times. Inflation is developing moderately (-.1% in 1995 and .2% in 1996), but is not considered to be a problem. The depreciation of the Yen (September 1995) has caused inflation to stabilize. Competition in the retail sector has become more fierce as a result of deregulation of the entry requirements for large supermarkets (discount stores). Appreciation of the Japanese Yen in the mid-1990s had caused the price of imported goods to fall for several years. Thus, foreign inputs (raw materials) became cheaper for Japanese producers, as did imported finished goods. This triggered productivity improvements and had considerable impact on price trends. Japan increased the Value Added Tax (VAT) from 3% to 5% on April 1, 1996. There is a question as to whether the retailers will pass the price increase to their clients (given the growing competition) or absorb all or some of the increase themselves. GDP is on the rise moving from .8% in 1995 to a forecasted 3.4% for 1996.



Sources: U.S. Department of State Bureau of Public Affairs; Barclays Global Fund Advisors.
--------------------------------------------------------------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.



THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN MEXICAN
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call
1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com

Real-time IOPVs available on
The BLOOMBERG -Registered Trademark-
WEBS < GO >

Sources:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement of
Additional Information.

WEBS-TM-


MEXICO
ECONOMIC AND MARKET FACT SHEET

                                  AMEX PRICE TICKER-MEXICO WEBS
                                               EWW


-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------
GDP:  (12/95)                                       $244.3 BN
Population:  (12/95)                                  93.7 MM
% Change in inflation rate:  (5/31/95-5/31/96         36.90
Exchange rate PESO to USD (10/2/96):                   7.52
Unemployment as of 8/96:                               5.2%
Real GDP growth 1994:                                  3.7%
Real GDP growth 1995:                                 -6.9%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

--------------------------------------------------------------
         TOP 10 HOLDINGS-MEXICO WEBS INDEX SERIES
--------------------------------------------------------------

--------------------------------------------------------------
                              % OF               MARKET VALUE
STOCK NAME                INDEX SERIES               (US$)
--------------------------------------------------------------
   1.   Telef de Mexico        20.675%            1,440,000.00
   2.   Grupo Telev-CPO         7.212%              514,966.89
   3.   Grupo Modelo            6.748%              462,516.56
   4.   Apasco SA               4.223%              288,158.94
   5.   EMP Moderna             4.127%              287,284.77
   6.   Alfa SA                 3.801%              272,823.11
   7.   Cifra                   4.223%              258,913.91
   8.   Fomento Econ            3.726%              255,894.04
   9.   Grupo Mexico            3.564%              242,781.46
   10   Indus Penoles           3.312%              228,516.56

Source: Barclays Global Fund Advisors        As of 9/30/96

-------------------------------------------------------------
                         MARKET FACTS
-------------------------------------------------------------
Total Market Cap:  (3/96)                           $111 BN
# of listed companies:  (12/94)                     206
U.S. flow of funds:  1994                           $1,437 MM
                     1995                           $153 MM


              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
                                       RETURNS
           DATE                     US$ MILLIONS
          ------                    ------------
           11/30/95.................... 1029.610
           12/31/95.................... 1057.033
           1/31/96..................... 1184.103
           2/29/96..................... 1075.752
           3/31/96..................... 1162.024
           4/30/96..................... 1228.793
           5/31/96..................... 1237.073
           6/30/96..................... 1223.060
           7/31/96..................... 1143.960
           8/31/96..................... 1249.648
           9/30/96..................... 1247.850

Source: Morgan Stanley & Co. as of 9/96


-------------------------------------------------------------
MEXICO-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------

      INDUSTRY                              % OF MARKET
      --------                               -----------
1.    Telecommunications                        31.70
2.    Beverages And Tobacco                     11.90
3.    Merchandising                              8.80
4.    Metals - Non-Ferrous                       8.80
5.    Building Materials And Components          8.00

Source: Morgan Stanley & Co. as of 9/96

-------------------------------------------------------------
HISTORIC MSCI MEXICO INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------


                   RETURN
     DATE          US $
   --------      --------
   12/31/91       1196.299
    1/31/92       1330.002
    2/29/92       1535.223
    3/31/92       1546.530
    4/30/92       1483.815
    5/31/92       1505.215
    6/30/92       1260.092
    7/31/92       1274.553
    8/31/92       1190.479
    9/30/92       1134.911
   10/31/92       1344.763
   11/30/92       1452.775
   12/31/92       1495.130
    1/31/93       1411.226
    2/28/93       1328.130
    3/31/93       1508.279
    4/30/93       1403.794
    5/31/93       1387.304
    6/30/93       1406.577
    7/31/93       1485.291
    8/31/93       1627.273
    9/30/93       1570.067
   10/31/93       1732.024
   11/30/93       1912.278
   12/31/93       2232.988
    1/31/94       2409.704
    2/28/94       2193.955
    3/31/94       1943.393
    4/30/94       1890.127
    5/31/94       2036.944
    6/30/94       1822.125
    7/31/94       1979.101
    8/31/94       2124.316
    9/30/94       2159.891
   10/31/94       1983.764
   11/30/94       2003.765
   12/31/94       1327.464
    1/31/95       1037.234
    2/28/95        789.934
    3/31/95        804.288
    4/30/95        957.164
    5/31/95        929.584
    6/30/95       1028.807
    7/31/95       1123.157
    8/31/95       1161.574
    9/30/95       1091.488
   10/31/95        947.652



The above chart is intended to represent the historical performance of the Mexico MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Mexico Index consists of 41 stocks with an aggregate market capitalization of $63.8 billion; it represents approximately 59.4% of Mexico's total market capitalization. The Mexico Index reflects the reinvestment of net dividends. The MSCI Mexico Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

----------------------------------------------------------------
12 am
NEW YORK

11 pm
MEXICO CITY

Capital:
Mexico City

PRINCIPAL SOURCE OF IMPORTS
(1994): US 69%

PRINCIPAL IMPORTS:
Motor vehicle parts, office equipment and agricultural products

PRINCIPAL EXPORT CUSTOMERS
(1994): US 8.4%

PRINCIPAL EXPORTS:
Petroleum, cars and agricultural products


WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109


The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

Distributed by:
Funds Distributor Inc.

-------------------------------------------------------------
The economy of Mexico has been expanding the first half of 1996. Interest rates have held relatively stable at 31.6% in 1996. Mexico's economic results have boosted the stock market to record highs in local currency. However, measured in US dollars, there is still much ground to cover to regain pre-devaluation levels. On August 19, 1996, Mexico's Finance Ministry announced that real GDP grew 7.2% in this year's second quarter compared to the second quarter of 1995. This was the first quarter since the 1994 Peso devaluation in which the GDP showed positive real growth versus the prior year. However, prior economic difficulties in 1995 were significant. GDP declined by 6.9% and inflation hit 52%. Unemployment more than doubled in the first seven months of 1995.

To further stabilize the financial and foreign exchange markets, the government instituted a number of new policies. These included the adoption of a floating exchange rate system to enable the central bank to better control the monetary base, and the introduction of new bills allowing the privatization of ports, airports, railroads, and to open telecommunications services to competition.

Mexico's recovery has begun to diversify beyond the export sector and into more domestic-oriented industries. The construction industry, which was the most negatively impacted in 1995, increased 7.8% in the second quarter of 1996. The services sector grew 5.4%. The commerce, restaurants and hotels sector, which includes retailers, increased 7.9% for the quarter.

Since 1995, trade balances have improved, and grew at an 18.4% annual rate during the first quarter of 1996. The banking system is solidifying, with an ongoing emphasis on improving asset quality, strengthening reserves, and increasing its capacity to support economic growth.


Sources: Barclay's Global Fund Advisors; LATIN FINANCE, October 1996

-------------------------------------------------------------

World
Equity
Benchmark
Shares

A SIMPLE TRADE.
A SOPHISTICATED
INVESTMENT.


THIS INFORMATION IS PROVIDED
TO HELP YOU EVALUATE AN
INVESTMENT IN SWEDISH
WORLD EQUITY BENCHMARK
SHARES ("WEBS"). WEBS ARE
17 COUNTRY-SPECIFIC SECURITIES
THAT ARE LISTED AND TRADED
ON THE AMERICAN STOCK
EXCHANGE ("AMEX"). EACH
WEBS INDEX SERIES REPRESENTS
AN INVESTMENT IN AN OPTIMIZED
PORTFOLIO OF ORDINARY FOREIGN
SHARES THAT SEEKS TO TRACK
THE PERFORMANCE OF A SPECIFIC
MORGAN STANLEY CAPITAL
INTERNATIONAL ("MSCI")
COUNTRY INDEX.


For more information call

1 800 810-WEBS


VISIT OUR INTERNET SITE
for information and daily
prices and valuations
http://websontheweb.com


Real-time IOPVs available on
The BLOOMBERG-Registered Trademark-
WEBS < GO >

SOURCES:
Morgan Stanley & Co. 9/96,
The Economist Intelligence
Unit LTD., MSCI Data, WEBS
prospectus and Statement of
Additional Information.

WEBS-TM-


SWEDEN ECONOMIC AND MARKET FACT SHEET

                               AMEX PRICE TICKER-SWEDEN WEBS
                                             EWD

-------------------------------------------------------------
                       ECONOMIC FACTS
-------------------------------------------------------------
GDP:  (12/95)                                       $208 BN
Population:  (12/95)                                   9 MM
% Change in inflation rate:  (5/31/95-5/31/96)          1
Exchange rate KRONA to USD (10/2/96):                   6.60
10-year Interest rates (5/31/96):                       8.43
Unemployment as of 8/96:                                7.8%
Real GDP growth 1994:                                   2.6%
Real GDP growth 1995:                                   3.0%

GDP measures the value of all goods & services produced within a nation's borders regardless of the nationality of the producer.

-------------------------------------------------------------
         TOP 10 HOLDINGS-SWEDEN WEBS INDEX SERIES
-------------------------------------------------------------

-------------------------------------------------------------
                             % OF               MARKET VALUE
STOCK NAME               INDEX SERIES               (US$)
-------------------------------------------------------------

   1.  Ericsson LM-B          17.866%            816,847.83
   2.  Astra AB-A             15.163%            693,236.71
   3.  ABB AB-A                4.821%            220,434.78
   4.  Svenska Hana            4.521%            206,702.90
   5.  Hennes+Mauri-B          4.113%            188,030.80
   6.  Skanska AB-B            3.994%            182,608.70
   7.  Skandi enskil-A         3.754%            171,618.36
   8.  Electrolux AB-B         3.444%            157,457.73
   9.  Astra AB-B              3.153%            144,148.55
  10.  Stadshy Potek AB        3.027%            138,381.64

Source: Barclays Global Fund Advisors           As of 9/30/96


-------------------------------------------------------------
                       MARKET FACTS
-------------------------------------------------------------

Total Market Cap:  (3/96)                           $184 BN
# of listed companies:  (12/94)                     229
U.S. flow of funds:  1994                           N/A
                     1995                           $2,843 MM

              -----------------------------
              AVERAGE DAILY VALUE OF TRADES
              -----------------------------
           DATE                     US$ MILLIONS
          ------                    ------------
           1990..................... 82.272800
           1991..................... 62.952000
           1992..................... 114.601600
           1993..................... 171.013600
           1994..................... 344.348000
           1995..................... 376.839600

Source: Morgan Stanley & Co. as of 9/96


-------------------------------------------------------------
   SWEDEN-TOP 5 INDUSTRIES RANKED BY MARKET CAPITALIZATION
-------------------------------------------------------------
        INDUSTRY                             % OF MARKET
        --------                             -----------
1.      Electrical And Electronics              29.40
2.      Health And Personal Care                21.40
3.      Automobiles                              9.00
4.      Banking                                  8.10
5.      Forest Products And Paper                6.90

Source: Morgan Stanley & Co. as of 9/96


-------------------------------------------------------------
HISTORIC MSCI SWEDEN INDEX PERFORMANCE-For 5 Year Period
Ending 9/30/96
-------------------------------------------------------------

                RETURNS
     DATE         US $
   --------     --------
   12/31/91     1842.522
    1/31/92     1841.873
    2/29/92     1794.889
    3/31/92     1876.646
    4/30/92     1859.643
    5/31/92     1975.364
    6/30/92     1908.076
    7/31/92     1857.158
    8/31/92     1745.482
    9/30/92     1551.610
   10/31/92     1412.437
   11/30/92     1611.094
   12/31/92     1577.020
    1/31/93     1505.217
    2/28/93     1560.835
    3/31/93     1576.589
    4/30/93     1731.933
    5/31/93     1913.685
    6/30/93     1780.866
    7/31/93     1829.290
    8/31/93     1999.724
    9/30/93     2030.655
   10/31/93     2221.101
   11/30/93     1955.960
   12/31/93     2160.322
    1/31/94     2532.254
    2/28/94     2412.737
    3/31/94     2263.348
    4/30/94     2448.670
    5/31/94     2414.968
    6/30/94     2289.020
    7/31/94     2441.300
    8/31/94     2429.636
    9/30/94     2437.321
   10/31/94     2670.203
   11/30/94     2597.071
   12/31/94     2556.452
    1/31/95     2570.906
    2/28/95     2614.761
    3/31/95     2572.869
    4/30/95     2806.667
    5/31/95     2847.645
    6/30/95     2974.072
    7/31/95     3180.676
    8/31/95     3095.626
    9/30/95     3522.957
   10/31/95     3372.461
   11/30/95     3487.705
   12/31/95     3409.290
    1/31/96     3326.413
    2/29/96     3651.413
    3/31/96     3736.031
    4/30/96     3695.255
    5/31/96     3859.418
    6/30/96     3910.916
    7/31/96     3750.146
    8/31/96     4000.523
    9/30/96     4166.295


The above chart is intended to represent the historical performance of the Sweden MSCI Index.
It does not represent any past or future performance of WEBS. It is not possible to invest in an index.

The MSCI Sweden Index consists of 30 stocks with an aggregate market capitalization of $104.0 billion; it represents approximately 60.6% of Sweden's total market capitalization. The Sweden Index reflects the reinvestment of net dividends. The MSCI Sweden Index is unmanaged and therefore does not bear management, administration, distribution, transaction or other expenses as do the WEBS.

----------------------------------------------------------------
12 am
NEW YORK

6 am
STOCKHOLM

CAPITAL:
Stockholm

PRINCIPAL SOURCE OF IMPORTS
(1995): Germany, UK, US,
Denmark, Finland

PRINCIPAL IMPORTS:
Automobile parts, petroleum, food,
data processing equipment, iron
and steel

PRINCIPAL EXPORT CUSTOMERS
(1995): Germany, UK, Norway, US,
Denmark

PRINCIPAL EXPORTS:
Road vehicles/automolies,
chemicals, misc. manufactured
articles, crude materials

WEBS
c/o Funds Distributor Inc.
60 State Street
Suite 1300
Boston, MA 02109

The investment return and
principal value of a WEBS
investment will fluctuate
so that an investor's shares
when sold, or Creation Unit(s)
when redeemed, may be worth
more or less than their original
cost. There are special risks of
international investing, including
currency and political risks. For
more information on WEBS,
including a prospectus which
details charges and expenses,
please call 1-800-810-WEBS.
Please read the prospectus
carefully before you invest.

DISTRIBUTED BY:
Funds Distributor Inc.


-------------------------------------------------------------
With a modern distribution system, well-developed internal and external communications, and a skilled labor force, Sweden has achieved a relatively high standard of living under a mixed system of high-tech capitalism and relatively high social welfare benefits. Timber, hydropower, and iron ore constitute the resource base of an economy that is heavily oriented toward foreign trade. Privately owned firms account for about 90% of industrial output, about half of which comes from the engineering sector.

Major industries include iron and steel, precision equipment (bearings, radio and telephone components, armaments), wood pulp and paper products, processed foods, and automobiles.

The government is determined to restrict public finances and reduce the budget deficit to 8% of GDP this year (down from an estimated 9.5% in 1995), with further reductions into 1997. A preliminary budget has been drafted and savings are planned for 1997 and 1998, 65% of which are to be made via spending cuts. The remaining 35% is expected to come from increased energy taxes, base tax rates and payroll taxes. Spending cuts are widespread except on higher and adult education. This budget revision is in response to the criteria set forth in the Maastricht Treaty requiring Europe to reduce budget deficits. Inflation has been falling to 2.6% in 1995 and an expected 2.5% in 1996. Lower interest rates, and lower prices on clothing and petrol were the main sources of the decline. Both the appreciation of the Swedish Krona and the sluggishness in consumer demand eased price pressures. The Riksbank has cut the repo rate eight times this year from 8.91% to 7.15%. The deposit rate has been cut from 7.5% to 6.75% and the lending rate from 9% to 8.25%. This easing of monetary policy reflects a benign inflationary environment and the improvement of the currency over the last few months. The Swedish economy has expanded this year, driven mainly by fixed investment and exports with consumer demand remaining weak.

Sources:  Barclay's Global Fund Advisors.
----------------------------------------------------------------

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements:

         (1) Included in Parts A and/or B of the Registration Statement are the following audited financial statements:
              Report of Independent Accountants - October 14, 1996
              Statements of Assets and Liabilities - August 31, 1996
              Statements of Operations - for the period from March 12, 1996
                   (commencement of operations) through August 31, 1996
              Statements of Changes in Net Assets - for the period from March
                   12, 1996 (commencement of operations) through August 31,
                   1996
              Financial Highlights for each WEBS Index Series for the period from March 12, 1996 (commencement of operations) through August 31, 1996
              Notes to Financial Statements

         (2) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.


    (b) Exhibits:


         * (1)                      --      Articles of Amendment and Restatement of the Fund
         * (2)                      --      Amended Bylaws of the Fund
           (3)                      --      Not applicable
         * (4)                      --      Form of global certificate evidencing shares of the Common Stock, $.001 par value, of each Index Series of the Fund
           (5)                      --      Investment Management Agreement between the Fund and BZW Barclays Global Fund
                                             Advisors
           (6)        (A)           --      Distribution Agreement between the Fund and Funds Distributor, Inc.
           (6)        (B)           --      Form of Authorized Participant Agreement
                      (B)(1)                Authorized Participation Agreement for Merrill Lynch
         * (6)        (C)           --      Form of Sales and Investor Services Agreement
           (7)                      --      Not applicable
           (8)        (A)           --      Custodian Agreement between the Fund and Morgan Stanley Trust Company
           (8)        (B)           --      Lending Agreement
           (9)        (A)           --      Administration and Accounting Services Agreement Between the Fund and PFPC
                                             Inc.
           (9)        (B)           --      Transfer Agency Services Agreement between the Fund and PFPC Inc.
         * (9)        (C)           --      License Agreement between the Fund and Morgan Stanley Capital International
         * (10)                     --      Opinion and consent of Sullivan & Cromwell
           (11)                     --      Opinion and consent of Ernst & Young, LLP
           (12)                     --      Statement of Assets and Liabilities for the one-month period ended September 30, 1996
                                             (unaudited)
           (13)       (A)           --      Subscription Agreement(s) between the Fund and Funds Distributor, Inc. with respect to the Fund's initial capitalization
         * (13)       (B)           --      Letter of Representations among the Depository Trust Company, the Fund and
                                             Morgan Stanley Trust Company
           (14)                     --      Not applicable
         * (15)                     --      Form of 12b-1 Plan
           (16)                     --      Not applicable
           (17)                     --      Financial Data Schedules


------------------------
 *  Previously filed.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


    As of December, 1996, the stockholders of Common Stock, par value $.001 per share, of each of the initial seventeen Index Series of the Fund were:

ITEM 27.  INDEMNIFICATION

    It is the Fund's policy to indemnify officers, directors, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law, Article EIGHTH of the Fund's Articles of Incorporation, and Article VI of the Fund's Bylaws (each set forth below).

Section 2-418 of the Maryland General Corporation Law reads as follows:

    "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

    (a) In this section the following words have the meaning indicated.

    (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

    (3) "Expenses" include attorney's fees.

    (4) "Official capacity" means the following:

        (i) When used with respect to a director, the office of director in the corporation; and

        (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

       (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

    (b) (1) A Corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

        (i) the act or omission of the director was material to the matter giving rise to the proceeding; and

           1.  Was committed in bad faith; or

           2.  Was the result of active and deliberate dishonesty; or

        (ii) The director actually received an improper personal benefit in money, property, or services; or

       (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

    (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

    (3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

    (c) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

    (d) Unless limited by the charter:

        (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

        (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

           (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

           (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

        (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

    (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

    (2) Such determination shall be made:

        (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

        (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director (sic) who are parties may participate; or

       (iii) By the shareholders.

    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

    (f) (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

        (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

        (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

    (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

    (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

    (i) For purposes of this section:

        (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

        (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

        (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

    (j)  Unless limited by the charter:

        (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

        (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

        (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

    (k) (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

    (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the shareholders with the notice of the next stockholders' meeting or prior to the meeting."


Article EIGHTH of the Fund's Articles of Amendment and Restatement provides:



"The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law (including the Investment Company Act of 1940), expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by Article EIGHTH shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of Article EIGHTH shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of Article EIGHTH, the term "Corporation" shall include any predecessor of the Corporation any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.



    Nothing in Article SEVENTH or in this Article EIGHTH protects or purports to protect any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER. See "Management of the Fund" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its form ADV filed with the Commission and is incorporated herein by reference thereto.

ITEM 29.  PRINCIPAL UNDERWRITERS

    (a) Funds Distributor, Inc. is the Fund's principal underwriter. Funds Distributor, Inc. also acts as a principal underwriter, depositor, or investment adviser for the following other investment companies:

       The JPM Advisor Fund
       Fremont Mutual Funds, Inc.
       HT Insight Funds, Inc., d/b/a Harris Insight Funds
       The Munder Funds Trust
       The Munder Funds, Inc.
       The Panagora Institutional Funds
       BJB Investment Funds
       The Skyline Funds
       Waterhouse Investors Cash Management Fund, Inc.
       Harris Insight Funds Trust
       The JPM Institutional Funds
       The Pierpont Funds
       LKCM Fund
       RCM Capital Funds, Inc.
       RCM Equity Funds, Inc.
       St. Clair Money Market Fund

    (b) The information required by this Item 29(b) with respect to each director, officer or partner of Funds Distributor is incorporated by reference to Schedule A of Form BD Filed by Funds Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-20518).

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable.

ITEM 32.  UNDERTAKINGS


    The Fund hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 18th day of October, 1996.


                                       FOREIGN FUND, INC.


                                       By: /S/ Nathan Most
                                          -----------------------------
                                          Nathan Most
                                          President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons, in the capacities indicated, on the 18th day of October, 1996.


    SIGNATURE                                         TITLE

/S/ Nathan Most                             President and Director
--------------------------
(Nathan Most)


/S/ John B. Carroll                         Director
--------------------------
(John B. Carroll)


/S/ Timothy A. Hultquist                    Director
--------------------------
(Timothy A. Hultquist)


/S/ Lloyd N. Morrisett                      Director
--------------------------
(Lloyd N. Morrisett)


/S/ W. Allen Reed                           Director
--------------------------
(W. Allen Reed)


/S/ Stephen M. Wynne                        Treasurer (principal financial and
--------------------------                  accounting officer)
(Stephen M. Wynne)

                               INDEX TO EXHIBITS


       EXHIBIT                                                                                            SEQUENTIALLY
       NUMBER       EXHIBIT                                                                               NUMBERED PAGE
   ---------------  -----------------------------------------------------------------------------------  ---------------

      (5)           --  Investment Management Agreement between the Fund and BZW Barclays Global Fund
                         Advisors
      (6)   (A)     --  Distribution Agreement between the Fund and Funds Distributor, Inc.
      (6)   (B)     --  Form of Authorized Participation Agreement.
      (6)   (B)(1)  --  Authorized Participation Agreement for Merrill Lynch
      (8)   (A)     --  Custodian Agreement between the Fund and Morgan Stanley Trust Company
      (8)   (B)     --  Lending Agreement Dated as of March 5, 1996 between Morgan Stanley Trust
                         Company and the Fund
      (9)   (A)     --  Administration and Accounting Services Agreement Between the Fund and PFPC Inc.
      (9)   (B)     --  Transfer Agency Services Agreement between the Fund and PFPC Inc.
      (11)          --  Opinion and consent of Ernst & Young, LLP
      (12)          --  Statement of Assets and Liabilities for the one-month period ended
                         September 30, 1996 (unaudited)
      (16)          --  Not applicable
      (17)          --  Financial Data Schedules